UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

Table of Contents

Letter from the President	3

Your Fund’s Performance	4

Growth of a $10,000 Investment	5

Strategy and Performance Overview	8

Fees and Expenses	12

Holdings and Financial Statements	15

Approval of Advisory Agreements

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Total Return Bond Fund

December 15, 2021

PGIM Total Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-2.05	3.15	3.70	—

(without sales charges)	1.24	3.84	4.04	—

Class C

(with sales charges)	-0.47	3.07	3.27	—

(without sales charges)	0.52	3.07	3.27	—

Class R

(without sales charges)	0.99	3.58	3.78	—

Class Z

(without sales charges)	1.51	4.10	4.32	—

Class R2

(without sales charges)	1.10	N/A	N/A	3.83 (12/27/2017)

Class R4

(without sales charges)	1.29	N/A	N/A	4.09 (12/27/2017)

Class R6

(without sales charges)	1.61	4.20	4.41	—

Bloomberg US Aggregate Bond Index

	-0.48	3.10	3.00	—

Average Annual Total Returns as of 10/31/21 Since Inception (%)
				Class R2, Class R4 (12/27/2017)

Bloomberg US Aggregate Bond Index				3.72

Since Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM Total Return Bond Fund	5

Your Fund’s Performance (continued)

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.35	1.62	1.70
Class C	0.25	0.97	0.97
Class R	0.32	1.43	1.17
Class Z	0.39	1.94	1.94
Class R2	0.33	1.55	1.64
Class R4	0.37	1.80	1.73
Class R6	0.41	2.04	2.05

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)
AAA	41.5
AA	8.8
A	12.8
BBB	21.7
BB	8.3
B	3.4
CCC	1.4
Not Rated	4.5
Cash/Cash Equivalents	-2.4
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Total Return Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Total Return Bond Fund’s Class Z shares returned 1.51% in the 12-month reporting period that ended October 31, 2021, outperforming the -0.48% return of the Bloomberg US Aggregate Bond Index (the Index).

What were the market conditions?

●

The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

●

Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020 to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

●

Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the 2-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021 at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

●

Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

●	The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected

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corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

●	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

●

Within sector allocation, overweights to high yield, CMBS, collateralized loan obligations (CLOs), investment grade corporates, municipal bonds, bank loans, emerging markets, and asset-backed securities (ABS) relative to the Index all contributed.

●

Within security selection, positioning in emerging markets, high yield, non-agency mortgage-backed securities (MBS), investment grade corporates, sovereigns, ABS, CLOs, CMBS, agency securities, bank loans, and Treasuries contributed.

●	Within credit, positions in foreign non-corporates, upstream and midstream energy, aerospace & defense, and gaming, lodging & leisure were the largest contributors to performance.

●	In individual security selection, the Fund benefited from positioning in Petroleos Mexicanos SA de CV (foreign non-corporate), Chesapeake Energy Corp. (upstream energy), and Turkey sovereign bonds.

●

The Fund occasionally features a modest notional exposure to non-US-dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

●

During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning in US rates also detracted as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

●	Although overall sector allocation contributed to performance, an underweight to MBS relative to the Index was a modest detractor. Security selection in municipal bonds also detracted modestly.

●	Within credit, positioning in consumer non-cyclicals, banking, and finance companies detracted from performance.

PGIM Total Return Bond Fund	9

Strategy and Performance Overview (continued)

●	In individual security selection, overweights to Bellis Holdco Ltd. (food), Argentina sovereign bonds, and Citigroup Inc. (banking) relative to the Index detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and options contributed to performance while swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure detracted during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

●

As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

●

Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

●

As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many

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sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

●

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM Total Return Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Total Return Bond Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,018.00	0.76%	$3.87

	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class C	Actual	$1,000.00	$1,013.70	1.47%	$7.46

	Hypothetical	$1,000.00	$1,017.80	1.47%	$7.48

Class R	Actual	$1,000.00	$1,016.70	1.01%	$5.13

	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class Z	Actual	$1,000.00	$1,019.40	0.49%	$2.49

	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

Class R2	Actual	$1,000.00	$1,017.40	0.89%	$4.53

	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class R4	Actual	$1,000.00	$1,017.90	0.64%	$3.26

	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

Class R6	Actual	$1,000.00	$1,019.90	0.39%	$1.99

	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Total Return Bond Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 102.7%

ASSET-BACKED SECURITIES 23.5%

Automobiles 0.9%

Avis Budget Rental Car Funding AESOP LLC,
Series 2019-02A, Class D, 144A	3.040%	09/22/25		20,000	$19,887,556
Series 2020-02A, Class A, 144A	2.020	02/20/27		27,000	27,432,645
Exeter Automobile Receivables Trust,
Series 2020-03A, Class D	1.730	07/15/26		2,600	2,627,963
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	6,600	5,284,533
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	6,600	5,365,753
Ford Credit Auto Owner Trust,
Series 2020-02, Class C, 144A	1.740	04/15/33		17,892	17,778,518
Ford Credit Floorplan Master Owner Trust,
Series 2020-01, Class C	1.420	09/15/25		16,000	16,081,560
Series 2020-02, Class C	1.870	09/15/27		10,800	10,699,104
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		106,400	105,705,974
Series 2021-02A, Class B, 144A	2.120	12/27/27		10,100	10,059,931
Series 2021-02A, Class C, 144A	2.520	12/27/27		3,500	3,515,876
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		6,200	6,204,212
JPMorgan Chase Bank, NA,
Series 2020-01, Class D, 144A	1.886	01/25/28		1,193	1,200,064
Series 2020-01, Class E, 144A	3.715	01/25/28		1,272	1,286,558
Series 2020-01, Class R, 144A	33.784	01/25/28		18,245	19,780,331
Series 2020-02, Class D, 144A	1.487	02/25/28		1,423	1,426,991
Series 2020-02, Class R, 144A	31.355	02/25/28		6,597	7,194,496
Series 2021-01, Class E, 144A	2.365	09/25/28		3,018	3,013,708
Series 2021-01, Class F, 144A	4.280	09/25/28		3,800	3,762,909
Series 2021-01, Class R, 144A	28.348	09/25/28		6,229	6,681,993
Series 2021-02, Class F, 144A	4.393	12/26/28		6,163	6,102,661
Series 2021-02, Class G, 144A	8.482	12/26/28		4,100	4,202,500
Series 2021-03, Class F, 144A	3.694	02/26/29		2,900	2,863,463
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		118,980	126,292,190
Series 2019-01A, Class B, 144A	3.950	11/14/28		25,000	26,972,478
Santander Consumer Auto Receivables Trust,
Series 2021-AA, Class R, 144A	— (p)	08/15/28		27	4,539,167
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		16,700	16,991,373
Series 2020-03, Class D	1.640	11/16/26		44,100	44,540,757

See Notes to Financial Statements.

PGIM Total Return Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

World Omni Select Auto Trust,
Series 2020-A, Class D	1.700%	10/15/26		10,000	$10,030,072

					517,525,336

Collateralized Loan Obligations 19.7%

AlbaCore EURO CLO DAC (Ireland),
Series 02A, Class A2, 144A, 3 Month EURIBOR + 1.000% (Cap 3.200%, Floor 1.000%)	1.000(c)	06/15/34	EUR	24,500	28,306,126
Allegro CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.224(c)	07/15/31		141,083	141,148,434
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.514(c)	01/19/33		63,290	63,381,233
Anchorage Capital Europe CLO DAC (Ireland),
Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850(c)	04/15/34	EUR	47,000	54,115,585
Series 02A, Class B2R, 144A	2.150	04/15/34	EUR	7,000	8,112,444
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.082(c)	01/20/32		85,500	85,653,250
Ares European CLO BV (Ireland),
Series 2013-06A, Class ARR, 144A, 3 Month EURIBOR + 0.610% (Cap N/A, Floor 0.610%)	0.610(c)	04/15/30	EUR	55,717	64,253,380
Ares European CLO DAC (Ireland),
Series 11A, Class A1R, 144A, 3 Month EURIBOR + 0.770% (Cap N/A, Floor 0.770%)	0.770(c)	04/15/32	EUR	39,750	45,665,644
Armada Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.760(c)	11/15/31	EUR	65,750	75,861,120
Series 02A, Class A3, 144A	1.500	11/15/31	EUR	14,500	16,781,504
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2016-07A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.224(c)	11/27/31		76,713	76,660,574
Aurium CLO DAC (Ireland),
Series 02A, Class A1RR, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	0.930(c)	06/22/34	EUR	52,000	59,951,200
Series 02A, Class A2RR, 144A, 3 Month EURIBOR + 1.180% (Cap 2.100%, Floor 1.180%)	1.180(c)	06/22/34	EUR	22,500	26,074,510
Series 04A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	01/16/31	EUR	100,050	115,646,234

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Aurium CLO DAC (Ireland), (cont’d.)
Series 04A, Class A2, 144A	1.620%	01/16/31	EUR	10,000	$11,558,844
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	1.084(c)	04/23/31		34,500	34,490,226
Bain Capital Euro CLO Ltd. (Ireland),
Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780% (Cap N/A, Floor 0.780%)	0.780(c)	04/20/32	EUR	89,950	104,029,709
Series 2021-01A, Class A, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	0.880(c)	07/15/34	EUR	47,750	55,036,146
Barings CLO Ltd. (Cayman Islands),
Series 2020-02A, Class AR, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	0.001(c)	10/15/33		76,925	76,925,000
Battalion CLO Ltd. (Cayman Islands),
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.274(c)	04/24/34		114,000	113,684,858
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.464(c)	10/15/32		41,250	41,282,802
Series 2020-21A, Class A1R, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.254(c)	10/15/34		73,525	73,520,147
Blackrock European CLO Designated Activity Co. (Ireland),
Series 03A, Class AR, 144A, 3 Month EURIBOR + 0.880% (Cap N/A, Floor 0.880%)	0.880(c)	07/19/35	EUR	105,500	121,401,652
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.251(c)	08/20/32		113,000	112,976,790
BNPP AM Euro CLO BV (Netherlands), Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	0.600(c)	04/15/31	EUR	47,051	54,189,579
Bosphorus CLO DAC (Ireland),
Series 06A, Class A, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850(c)	05/25/34	EUR	123,800	142,257,629
Broad River Bsl Funding CLO Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.302(c)	07/20/34		19,410	19,409,854
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.472(c)	01/17/28		2,915	2,916,875

See Notes to Financial Statements.

PGIM Total Return Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Canyon Capital CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.224%(c)	04/15/32		76,300	$76,245,949
Carlyle Euro CLO DAC (Ireland),
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	03/15/32	EUR	172,250	198,357,013
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.185(c)	07/27/31		52,071	52,112,895
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.472(c)	07/20/32		86,000	86,000,860
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.212(c)	01/20/32		66,250	66,225,766
Series 2021-05A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.252(cc)	07/20/34		170,500	170,207,320
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland),
Series 2014-03A, Class AA1R, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	0.730(c)	01/25/32	EUR	25,000	28,802,353
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.304(c)	01/15/30		37,250	37,268,599
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 0.000%)	1.152(c)	04/20/31		31,750	31,750,006
Series 2019-01A, Class A1AR, 144A	0.000(cc)	04/20/31		41,500	41,499,170
CBAM Ltd. (Cayman Islands),
Series 2018-07A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.232(c)	07/20/31		27,500	27,473,504
Series 2019-11A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.492(c)	10/20/32		66,000	66,027,179
Series 2019-11RA, Class A1, 144A	— (p)	01/20/35		72,425	72,425,000
Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.312(c)	07/20/34		89,850	89,849,910
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.050(c)	01/15/34	EUR	68,500	79,350,929
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.104(c)	04/24/31		24,250	24,262,125
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.322(c)	10/17/31		34,450	34,455,478

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

CIFC Funding Ltd. (Cayman Islands), (cont’d.)
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 0.000%)	1.172%(c)	04/20/31		56,000	$55,999,938
Series 2021-05A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	1.261(c)	07/15/34		61,250	61,260,382
Crestline Denali CLO Ltd. (Cayman Islands),
Series 2018-01A, Class AR, 144A, 3 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)	1.184(c)	10/15/31		107,000	107,053,350
Crown City CLO (Cayman Islands),
Series 2020-01A, Class A1AR, 144A	0.000(cc)	07/20/34		59,500	59,289,929
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750	08/15/32	EUR	5,300	6,139,692
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)	0.630(c)	09/15/31	EUR	110,885	127,712,654
Series 10A, Class A1, 144A, 3 Month EURIBOR + 0.720% (Cap N/A, Floor 0.720%)	0.720(c)	01/27/31	EUR	79,000	91,048,950
Series 12A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	01/23/32	EUR	236,250	271,311,356
Series 12A, Class B2R, 144A	2.100	01/23/32	EUR	15,000	17,374,505
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850(c)	05/22/32	EUR	53,500	61,510,782
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.354(c)	10/15/29		82,000	82,056,588
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.404(c)	07/15/29		35,900	35,927,004
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.344(c)	07/15/30		36,000	36,022,194
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.244(c)	07/15/31		127,600	127,519,995
Series 2021-13A, Class A1, 144A, 3 Month LIBOR + 1.190% (Cap N/A, Floor 1.190%)	1.340(c)	07/15/34		45,100	45,075,560
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.329(c)	10/20/34		88,000	88,021,912
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.282(c)	04/20/34		112,250	112,249,955
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.278(c)	01/22/31		25,000	24,999,975

See Notes to Financial Statements.

PGIM Total Return Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.134%(c)	04/15/31		146,700	$146,697,374
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.524(c)	04/15/31		10,000	9,975,751
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.155(c)	04/26/31		57,750	57,778,575
HPC Investment Partners CLO,
Series 2013-02RR, Class A1A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 0.000%)	1.292(c)	10/20/29		13,782	13,781,916
Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625% (Cap N/A, Floor 0.000%)	1.757(c)	10/20/29		1,025	1,023,818
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.142(c)	05/06/30		239,900	239,847,222
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.121(c)	02/05/31		14,402	14,401,576
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.154(c)	04/25/31		24,640	24,625,828
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)	1.307(c)	10/20/31		147,537	147,475,669
JMP Credit Advisors CLO Ltd. (Cayman Islands),
Series 2017-01A, Class AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.402(c)	07/17/29		26,209	26,214,247
Jubilee CLO Ltd. (Netherlands),
Series 2013-10A, Class A1RR, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)	0.830(c)	05/20/34	EUR	21,317	24,409,187
Series 2013-10A, Class A2RR, 144A, 3 Month EURIBOR + 1.000% (Cap 3.100%, Floor 1.000%)	1.000(c)	05/20/34	EUR	30,000	34,354,112
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.304(c)	01/15/31		58,150	58,172,382
Series 33A, Class A, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.302(c)	07/20/34		89,750	89,983,700
Logan CLO Ltd. (Cayman Islands),
Series 2021-01A, Class A, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.312(c)	07/20/34		112,750	112,767,927

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Madison Park Euro Funding XV DAC (Ireland),
Series 15A, Class A2, 144A, 3 Month EURIBOR + 1.350% (Cap 2.850%, Floor 1.350%)	1.350%(c)	11/25/32	EUR	30,250	$34,980,704
Madison Park Funding Ltd. (Cayman Islands),
Series 2015-19A, Class A1R2, 144A, 3 Month LIBOR + 0.920% (Cap N/A, Floor 0.920%)	1.048(c)	01/22/28		51,036	51,027,684
Series 2016-21A, Class AARR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.209(c)	10/15/32		186,000	186,000,000
Series 2021-38A, Class A, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.254(c)	07/17/34		94,500	94,563,523
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.250(c)	04/21/31		38,539	38,537,678
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	1.930(c)	04/21/31		17,500	17,482,925
Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.244(c)	07/19/28		26,342	26,341,585
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.282(c)	07/20/31		54,250	54,248,698
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.140(c)	10/12/30		122,408	122,404,659
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.374(c)	10/15/34		37,450	37,457,228
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2014-17A, Class AR2, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 1.030%)	1.158(c)	04/22/29		134,250	134,223,982
Northwoods Capital Euro DAC (Ireland),
Series 2020-21A, Class A1R, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	0.870(c)	07/22/34	EUR	98,400	113,372,055
Series 2020-21A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 3.200%, Floor 1.150%)	1.150(c)	07/22/34	EUR	26,500	30,649,868
OAK Hill European Credit Partners DAC (Ireland),
Series 2017-06A, Class A1, 144A, 3 Month EURIBOR + 0.730% (Cap N/A, Floor 0.730%)	0.730(c)	01/20/32	EUR	30,949	35,768,983
Oaktree CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.870%	1.002(c)	10/20/27		24,939	24,937,380
Series 2019-01A, Class A1R, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.238(c)	04/22/30		105,500	105,495,970

See Notes to Financial Statements.

PGIM Total Return Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

OCP Euro CLO Ltd. (Ireland),
Series 2017-02A, Class A, 144A, 3 Month EURIBOR + 0.820% (Cap N/A, Floor 0.820%)	0.820%(c)	01/15/32	EUR	108,000	$124,759,445
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	1.132(c)	07/17/29		112,096	112,126,789
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.382(c)	10/30/30		28,192	28,217,436
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 0.000%)	1.182(c)	04/20/31		94,500	94,471,811
OZLME DAC (Netherlands),
Series 03A, Class A1, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	08/24/30	EUR	67,000	77,336,798
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1A4, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.261(c)	05/21/34		144,500	145,288,132
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.222(c)	07/16/31		45,000	45,009,945
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.465(c)	11/14/32		100,000	100,079,880
Palmer Square European CLO Ltd. (Ireland),
Series 2021-02A, Class A1, 144A, 3 Month EURIBOR + 0.930% (Cap N/A, Floor 0.930%)	0.930(c)	04/15/35	EUR	25,000	28,821,594
Series 2021-02A, Class A2, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	1.300(c)	04/15/35	EUR	10,500	12,053,872
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2019-03A, Class A1, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.981(c)	08/20/27		8,446	8,446,777
PPM CLO Ltd. (United Kingdom),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.274(c)	07/15/31		94,700	94,671,893
Providus CLO DAC (Ireland),
Series 02A, Class AR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	07/15/31	EUR	203,900	235,178,292
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.171(c)	02/20/30		158,170	158,210,512
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.272(c)	06/20/34		40,600	40,634,392

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Regatta Funding Ltd. (Cayman Islands), (cont’d.)
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.372%(c)	10/17/30		41,250	$41,253,011
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.307(c)	10/20/34		97,000	97,024,250
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.299(c)	07/25/31		37,000	37,000,078
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.162(c)	04/20/31		89,066	89,101,544
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.225(c)	05/07/31		75,000	74,954,858
Series 2017-10A, Class BR, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.682(c)	04/20/29		33,250	33,186,040
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.234(c)	04/25/31		43,100	43,087,768
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.372(c)	07/20/30		49,269	49,269,443
Sound Point CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1R, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.112(c)	10/20/30		84,000	83,956,950
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.212(c)	01/20/32		71,830	71,779,626
St. Paul’s CLO DAC (Ireland),
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)^	0.830(c)	04/25/30	EUR	104,500	120,802,000
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	0.710(c)	02/20/30	EUR	112,750	130,094,106
Series 07A, Class ARR, 144A, 3 Month EURIBOR + 0.890% (Cap N/A, Floor 0.890%)	0.890(c)	07/18/34	EUR	90,050	103,701,104
Symphony CLO Ltd. (Cayman Islands),
Series 2016-18A, Class A1RR, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.229(c)	07/23/33		121,000	120,807,537
TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A	0.000(cc)	10/29/34		141,000	141,035,391
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.472(c)	10/20/32		28,000	28,002,666

See Notes to Financial Statements.

PGIM Total Return Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TCW CLO Ltd. (Cayman Islands), (cont’d.)
Series 2020-01A, Class A1RR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.334%(c)	04/20/34		47,500	$47,473,737
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.362(c)	01/17/30		84,277	84,314,558
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.332(c)	07/20/31		45,750	45,753,120
TICP CLO Ltd. (Cayman Islands),
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	0.955(c)	04/26/28		81,736	81,713,195
Tikehau CLO BV (Netherlands),
Series 04A, Class A1, 144A, 3 Month EURIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.900(c)	10/15/31	EUR	60,700	70,085,544
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	0.990(c)	07/25/34	EUR	98,050	112,414,778
Series 03A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	0.990(c)	07/15/34	EUR	115,250	133,122,950
Series 07A, Class A, 144A, 3 Month EURIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.150(c)	02/15/34	EUR	42,400	49,047,980
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.332(c)	07/20/32		33,500	33,614,409
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.334(c)	01/25/31		118,000	118,055,283
Series 2018-08A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.232(c)	07/20/31		70,000	69,955,354
Vendome Funding CLO Ltd. (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.950% (Cap N/A, Floor 0.950%)	0.950(c)	07/20/34	EUR	61,900	71,187,312
Series 01A, Class A2R, 144A, 3 Month EURIBOR + 1.300% (Cap 3.400%, Floor 1.300%)	1.300(c)	07/20/34	EUR	24,000	27,603,477
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	1.384(c)	01/15/32		38,750	38,750,205
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.004(c)	07/15/27		20,430	20,429,963
Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.222(c)	07/18/31		38,373	38,392,319

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Vibrant CLO Ltd. (Cayman Islands),
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.252%(c)	07/20/31		195,000	$195,004,056
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990% (Cap N/A, Floor 0.000%)	1.112(c)	04/18/31		99,475	99,499,701
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.142(c)	04/17/30		89,641	89,641,061
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.432(c)	10/17/32		100,000	100,011,200
Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.284(c)	07/19/34		121,000	120,992,837
Voya Euro CLO DAC (Ireland),
Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750(c)	10/15/30	EUR	65,000	75,178,742
Series 04A, Class AR, 144A	— (p)	10/15/34	EUR	81,870	94,641,720
Wellfleet CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.472(c)	07/20/32		50,000	50,025,115
Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.414(c)	04/15/30		64,013	63,952,124
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)	1.074(c)	04/15/29		48,198	48,163,701
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.332(c)	07/20/31		141,173	141,088,511

					11,217,659,224

Consumer Loans 0.9%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	20,600	16,566,888
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31		15,900	16,101,633
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A	3.000	12/20/27		67,920	68,925,134
Series 2019-02A, Class A, 144A	2.780	04/20/28		43,500	44,271,568
Series 2021-01A, Class C, 144A	3.410	11/20/31		1,300	1,327,021
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960	07/20/32		24,000	24,387,516
Series 2020-AA, Class A, 144A	2.190	08/21/34		25,800	26,188,821

See Notes to Financial Statements.

PGIM Total Return Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)

OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A	3.300%	03/14/29	10,491	$10,504,221
Series 2020-01A, Class A, 144A	3.840	05/14/32	18,878	19,431,129
Series 2020-02A, Class A, 144A	1.750	09/14/35	68,400	68,567,977
Oportun Funding LLC,
Series 2020-01, Class A, 144A	2.200	05/15/24	12,348	12,384,758
Series 2020-01, Class C, 144A	5.660	05/15/24	2,500	2,536,164
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A	3.080	08/08/25	53,700	54,466,014
Series 2019-A, Class C, 144A	4.750	08/08/25	14,706	15,022,704
Series 2019-A, Class D, 144A	6.220	08/08/25	5,006	5,109,562
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28	31,300	31,303,981
Series 2021-A, Class D, 144A	5.400	03/08/28	1,500	1,515,006
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939(c)	02/25/23	49,679	49,794,563
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739(c)	08/25/25	45,300	45,286,442
Springleaf Funding Trust,
Series 2017-AA, Class A, 144A	2.680	07/15/30	6,658	6,665,242
Series 2017-AA, Class B, 144A	3.100	07/15/30	8,262	8,282,303

				528,638,647

Credit Cards 0.1%

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960	10/13/30	35,900	41,212,884

Home Equity Loans 0.0%

ABFC Trust,
Series 2003-OPT01, Class A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.640%)	0.729(c)	04/25/33	2,862	2,834,565
Accredited Mortgage Loan Trust,
Series 2004-04, Class A2D, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	0.789(c)	01/25/35	202	201,074
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	1.064(c)	11/25/33	463	462,090

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-11, Class AV2, 1 Month LIBOR + 0.740% (Cap N/A, Floor 0.740%)	0.829%(c)	12/25/33	834	$830,765
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W10, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 2.475%)	2.564(c)	01/25/34	41	42,046
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE04, Class M1, 1 Month LIBOR + 1.245% (Cap N/A, Floor 1.245%)	1.335(c)	08/15/33	929	937,838
Series 2004-HE09, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	1.064(c)	12/25/34	1,447	1,437,628
Bear Stearns Asset-Backed Securities I Trust,
Series 2004-HE08, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	1.064(c)	09/25/34	206	207,850
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.575%)	1.664(c)	12/25/34	545	545,699
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A2, 1 Month LIBOR + 1.200% (Cap 11.000%, Floor 1.200%)	1.289(c)	10/25/32	24	24,230
CDC Mortgage Capital Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	11/25/33	424	420,985
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 2.925%)	3.014(c)	10/25/31	44	48,419
GSAA Trust,
Series 2006-07, Class AF2	5.995(cc)	03/25/46	678	374,932
Home Equity Asset Trust,
Series 2003-03, Class M1, 1 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.379(c)	08/25/33	606	607,268
Series 2003-05, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	12/25/33	8	8,493
Series 2004-07, Class M1, 1 Month LIBOR + 0.930% (Cap N/A, Floor 0.930%)	1.019(c)	01/25/35	155	155,166
Merrill Lynch Mortgage Investors Trust,
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	0.809(c)	07/25/34	225	223,380

See Notes to Financial Statements.

PGIM Total Return Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)

Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC05, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 1.275%)	1.364%(c)	04/25/33	1,893	$1,894,541
Series 2004-HE03, Class A4, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.889(c)	03/25/34	483	469,429
Series 2004-HE08, Class A7, 1 Month LIBOR + 1.060% (Cap N/A, Floor 1.060%)	1.149(c)	09/25/34	663	648,221
New Century Home Equity Loan Trust,
Series 2003-A, Class A, 144A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	0.809(c)	10/25/33	1,189	1,174,906
Series 2004-01, Class M1, 1 Month LIBOR + 0.885% (Cap 11.500%, Floor 0.885%)	0.974(c)	05/25/34	381	379,612

				13,929,137

Other 0.4%

Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.886(c)	10/16/23	29,500	29,523,355
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.439(c)	04/25/23	62,500	62,562,400
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.889(c)	06/25/24	132,480	132,156,166

				224,241,921

Residential Mortgage-Backed Securities 0.5%

Chase Funding Trust,
Series 2002-02, Class 1A5	6.333	04/25/32	118	119,331
Countrywide Asset-Backed Certificates,
Series 2003-BC05, Class 2A2, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	0.789(c)	12/25/33	505	494,916
Series 2004-03, Class 3A3, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.849(c)	08/25/34	111	109,837
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	11/25/34	769	772,424
Series 2005-BC05, Class M3, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839(c)	01/25/36	1,105	1,105,320
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)	0.509(c)	08/25/34	2,726	2,597,443

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Countrywide Asset-Backed Certificates Trust, (cont’d.)
Series 2004-06, Class 2A4, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.989%(c)	11/25/34		223	$218,945
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)	0.869(c)	11/25/34		247	245,498
Credit Suisse Mortgage Trust,
Series 2018-RPL04, 144A	3.716	07/25/50		24,244	24,555,962
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.230(c)	04/25/38		20,572	20,722,318
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB08, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	0.884(c)	12/25/35		1,306	1,304,488
Encore Credit Receivables Trust,
Series 2005-01, Class M1, 1 Month LIBOR + 0.660% (Cap 12.000%, Floor 0.660%)	0.749(c)	07/25/35		865	871,627
Series 2005-03, Class M3, 1 Month LIBOR + 0.765% (Cap 15.000%, Floor 0.765%)	0.854(c)	10/25/35		1,839	1,839,526
GSAMP Trust,
Series 2004-AR01, Class M1, 1 Month LIBOR + 0.975% (Cap N/A, Floor 0.975%)	1.064(c)	06/25/34		2,644	2,646,595
Series 2005-HE03, Class M3, 1 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.139(c)	06/25/35		1,671	1,671,890
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.795%)	0.884(c)	06/25/34		112	110,977
Series 2004-04, Class 1A1, 1 Month LIBOR + 0.560% (Cap N/A, Floor 0.560%)	0.649(c)	10/25/34		14	13,609
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.520%)	0.609(c)	06/25/35		191	189,757
Series 2004-OPT01, Class A2A, 1 Month LIBOR + 0.720% (Cap N/A, Floor 0.720%)	0.809(c)	06/25/35		411	408,073
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845% (Cap N/A, Floor 1.845%)	1.934(c)	01/25/35		1,913	1,939,195
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	1.443(c)	09/27/75	EUR	79,050	89,602,899
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC02, Class M1, 1 Month LIBOR + 1.125% (Cap N/A, Floor 1.125%)	1.214(c)	06/25/34		667	672,653

See Notes to Financial Statements.

PGIM Total Return Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)

Structured Asset Investment Loan Trust,
Series 2003-BC07, Class 3A2, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.039%(c)	07/25/33		867	$864,159
Series 2003-BC08, Class 3A3, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.989(c)	08/25/33		100	100,132
Series 2003-BC10, Class A4, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.089(c)	10/25/33		404	404,500
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.089(c)	09/25/34		805	805,414
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	1.029(c)	09/25/34		622	621,522
Series 2005-06, Class M2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.780%)	0.869(c)	07/25/35		3,581	3,581,458
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000(c)	04/16/23	EUR	100,124	101,275,433

					259,865,901

Small Business Loan 0.0%

Small Business Administration Participation Certificates,
Series 2003-20I, Class 1	5.130	09/01/23		3	3,484

Student Loans 1.0%

Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000	02/25/43		82,210	31,366,264
Series 2018-C, Class A, 144A	0.000(cc)	08/25/43		35,305	36,291,106
Series 2018-D, Class A, 144A	0.000(cc)	11/25/43		41,029	42,466,139
Series 2019-A, Class R, 144A	0.000	10/25/48		63,627	10,767,207
Navient Private Education Refi Loan Trust,
Series 2020-GA, Class B, 144A	2.500	09/16/69		6,200	6,239,191
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000(cc)	12/15/45		103,789	107,159,122
Series 2019-D, Class 1PT, 144A	2.847(cc)	01/16/46		101,084	104,178,460
Series 2019-F, Class PT1, 144A	3.932(cc)	02/15/45		120,558	122,984,690
Series 2019-F, Class PT2, 144A	1.870(cc)	02/15/45		3,709	3,783,428

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.336%(c)	11/29/24	90,554	$90,447,718
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.836(c)	11/29/24	35,568	35,607,122

				591,290,447

TOTAL ASSET-BACKED SECURITIES (cost $13,504,717,650)				13,394,366,981

BANK LOANS 1.1%

Airlines 0.0%

United Airlines, Inc.,
Class B Term Loan, 1 Month LIBOR + 3.750%	4.500(c)	04/21/28	15,918	16,122,668

Auto Parts & Equipment 0.0%

American Axle & Manufacturing, Inc.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%	3.000(c)	04/06/24	3,275	3,268,182
Visteon Corp.,
New Term Loan B, 1 Month LIBOR + 1.750%	1.854(c)	03/25/24	3,953	3,923,746

				7,191,928

Chemicals 0.0%

Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%	1.882(c)	06/01/24	2,965	2,958,645

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.500%	5.250(c)	08/12/28	9,660	9,672,075

Computers 0.1%

McAfee LLC,
Term B Loan, 1 Month LIBOR + 3.750%	3.837(c)	09/30/24	17,029	17,038,564
Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	4.500(c)	02/01/28	31,218	31,242,506

				48,281,070

See Notes to Financial Statements.

PGIM Total Return Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Healthcare-Services 0.0%

Select Medical Corp.,
Tranche B Term Loan, 1 Month LIBOR + 2.250%	2.340%(c)	03/06/25		3,484	$3,458,128

Insurance 0.1%

AmWINS Group, Inc.,
Term Loan, 1 Month LIBOR + 2.250%	3.000(c)	02/19/28		10,418	10,342,515
Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%	3.087(c)	11/03/24		3,473	3,447,029
New B-8 Term Loan, 1 Month LIBOR + 3.250%	3.337(c)	12/23/26		10,918	10,799,231
Replacement B-6 Term Loan, 1 Month LIBOR + 3.125%	3.212(c)	11/03/23		4,292	4,278,178

					28,866,953

Internet 0.0%

Speedster Bidco GmbH (Germany),
Second Lien Term Loan, 6 Month EURIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.000(c)	03/31/28	EUR	3,975	4,618,076

Leisure Time 0.0%

Kiwi VFS SUB II Sarl (Luxembourg),
Facility B-1 Loan, 1 Month GBP LIBOR + 4.000%	4.114(c)	07/29/24	GBP	15,775	21,292,029

Machinery-Construction & Mining 0.0%

Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 2.750%	2.830(c)	03/02/27		644	638,778

Media 0.1%

CSC Holdings LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	2.340(c)	07/17/25		10,418	10,166,405
September 2019 Term Loan, 1 Month LIBOR + 2.500%	2.590(c)	04/15/27		9,577	9,375,968
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340(c)	08/24/26		15,073	7,845,547
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.087(c)	05/01/26		12,452	12,356,700

					39,744,620

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Oil & Gas 0.1%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000%(c)	11/01/25		23,181	$25,360,014

Pharmaceuticals 0.1%

Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	3.500(c)	03/01/24		29,334	29,297,608
Nidda Healthcare Holding GmbH (Germany),
Term Loan F, 3 Month GBP LIBOR + 4.500%	4.569(c)	08/21/26	GBP	17,000	23,090,860

					52,388,468

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%	2.334(c)	04/23/26		12,497	12,364,573

Retail 0.5%

CD&R Dock Bidco Ltd. (United Kingdom),
Facility B, 6 Month GBP LIBOR + 5.000%	5.113(c)	03/16/26	GBP	7,900	10,588,557
Initial Facility Loan, 6 Month GBP LIBOR + 8.750%	8.863(c)	03/15/27	GBP	10,100	13,338,572
Constellation Automotive Group Ltd. (United Kingdom),
Facility 1 Loan, 1 - 3 Month GBP LIBOR + 7.500% (Cap N/A, Floor 0.000%)	7.525(c)	07/16/29	GBP	11,975	16,634,212
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.000(c)	02/07/25	EUR	28,783	33,001,016
Term B, 3 Month GBP LIBOR + 4.750%	4.832(c)	02/06/25	GBP	12,955	17,565,736
EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 1 - 6 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)	7.000(c)	04/30/27	EUR	106,800	123,923,778
L1R HB Finance Ltd. (United Kingdom),
Facility B-1 Loan, 3 Month GBP LIBOR + 5.250%	5.326(c)	09/02/24	GBP	8,900	11,307,184
Stonegate Pub Co. Ltd.,
First Lien Initial Term B Loan, 3 Month GBP LIBOR + 8.500%^	8.606(c)	03/06/28	GBP	57,200	77,889,655

					304,248,710

See Notes to Financial Statements.

PGIM Total Return Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Software 0.0%

Boxer Parent Co., Inc.,
2021 Replacement EURO TL, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.000%(c)	10/02/25	EUR	1,939	$2,241,119

Telecommunications 0.1%

CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%	2.337(c)	03/15/27		14,864	14,682,087
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	3.430(c)	05/27/24		16,503	16,014,492
Intelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%	5.750(c)	07/13/22		12,500	12,587,500
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	4.500(c)	10/10/24		1,271	1,243,730
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000(c)	10/10/24		28,585	28,072,562

					72,600,371

TOTAL BANK LOANS (cost $646,040,601)					652,048,225

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.2%

20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100(cc)	05/15/35		39,245	36,368,903
Series 2018-20TS, Class H, 144A	3.100(cc)	05/15/35		40,253	36,660,963
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class B, 144A	4.300(cc)	05/15/49		7,683	8,053,059
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3	2.903	07/15/49		5,086	5,274,997
BANK,
Series 2017-BNK05, Class A4	3.131	06/15/60		92,900	98,671,097
Series 2017-BNK06, Class A4	3.254	07/15/60		55,530	59,242,108
Series 2017-BNK08, Class A3	3.229	11/15/50		53,695	57,340,837
Series 2018-BNK11, Class A2	3.784	03/15/61		60,775	66,518,596
Series 2019-BN20, Class A2	2.758	09/15/62		60,000	62,270,046
Series 2019-BN21, Class A2	2.300	10/17/52		9,516	9,700,050
Series 2019-BN21, Class A3	2.458	10/17/52		9,000	9,258,554
Series 2019-BN21, Class XB, IO	0.361(cc)	10/17/52		206,158	5,296,941
Series 2019-BN22, Class A3	2.726	11/15/62		41,000	42,744,599
Series 2019-BN24, Class A2	2.707	11/15/62		70,000	72,269,036
Series 2020-BN29, Class A3	1.742	11/15/53		37,450	36,277,995

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Barclays Commercial Mortgage Securities Trust,
Series 2016-ETC, Class A, 144A	2.937%	08/14/36	17,450	$17,496,824
Series 2016-ETC, Class B, 144A	3.189	08/14/36	6,970	6,925,668
Series 2016-ETC, Class C, 144A	3.391	08/14/36	5,770	5,577,120
Series 2016-ETC, Class D, 144A	3.609(cc)	08/14/36	21,720	20,404,713
Series 2016-ETC, Class E, 144A	3.609(cc)	08/14/36	13,900	12,245,704
Series 2018-CHRS, Class D, 144A	4.267(cc)	08/05/38	19,295	19,028,808
Series 2019-C03, Class A3	3.319	05/15/52	50,000	53,752,210
Series 2020-BID, Class A, 144A, 1 Month LIBOR + 2.140% (Cap N/A, Floor 2.140%)	2.230(c)	10/15/37	35,000	35,154,500
Series 2020-C08, Class XB, IO	1.023(cc)	10/15/53	119,592	10,337,987
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966	08/10/33	31,000	33,277,372
Benchmark Mortgage Trust,
Series 2018-B02, Class A4	3.615	02/15/51	1,830	1,990,955
Series 2018-B04, Class A4	3.858	07/15/51	40,000	44,037,920
Series 2019-B10, Class A3	3.455	03/15/62	40,000	43,356,416
Series 2019-B11, Class A4	3.281	05/15/52	61,825	66,595,695
Series 2019-B12, Class A4	2.859	08/15/52	81,000	84,863,279
Series 2019-B13, Class A3	2.701	08/15/57	68,700	71,246,001
Series 2019-B14, Class A3	3.090	12/15/62	48,180	51,381,113
Series 2019-B14, Class A4	2.795	12/15/62	77,600	80,776,502
Series 2020-B17, Class A4	2.042	03/15/53	95,550	95,026,023
Series 2020-B21, Class A4	1.704	12/17/53	37,450	35,953,007
BX Commercial Mortgage Trust,
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090(c)	10/15/36	46,300	46,212,360
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.390(c)	10/15/36	90,857	90,628,396
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090(c)	12/15/36	85,274	85,008,829
Cantor Commercial Real Estate Lending,
Series 2019-CF02, Class A4	2.624	11/15/52	13,675	14,067,995
CCUBS Commercial Mortgage Trust,
Series 2017-C01, Class A3	3.283(cc)	11/15/50	37,610	39,865,697
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459	08/10/49	13,000	13,287,265
Series 2017-CD04, Class A3	3.248	05/10/50	60,000	64,214,796
Series 2017-CD05, Class A3	3.171	08/15/50	79,475	84,326,663
Series 2017-CD06, Class A4	3.190	11/13/50	121,000	127,887,066
Series 2018-CD07, Class A3	4.013	08/15/51	27,250	30,162,638
CF Mortgage Trust,
Series 2020-P01, Class A1, 144A	2.840(cc)	04/15/25	23,511	24,379,123

See Notes to Financial Statements.

PGIM Total Return Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CFK Trust,
Series 2019-FAX, Class A, 144A	4.075%	01/15/39	14,250	$16,006,008
Series 2019-FAX, Class B, 144A	4.362	01/15/39	21,052	23,500,040
CG-CCRE Commercial Mortgage Trust,
Series 2014-FL02, Class A, 144A, 1 Month LIBOR + 1.854% (Cap N/A, Floor 1.854%)	1.944(c)	11/15/31	1,866	1,833,922
CGMS Commercial Mortgage Trust,
Series 2017-B01, Class A3	3.197	08/15/50	105,000	110,935,713
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class A3	3.372	10/10/47	8,944	9,351,426
Series 2015-P01, Class XB, IO	0.053(cc)	09/15/48	58,898	110,133
Series 2016-P06, Class A4	3.458	12/10/49	40,000	42,763,500
Series 2017-C04, Class A3	3.209	10/12/50	90,000	95,227,407
Series 2017-P07, Class A3	3.442	04/14/50	32,600	35,204,923
Series 2017-P08, Class A3	3.203	09/15/50	43,825	46,461,950
Series 2018-C06, Class A4	4.412	11/10/51	9,280	10,690,324
Series 2019-GC41, Class A4	2.620	08/10/56	105,000	109,024,125
Series 2019-SMRT, Class D, 144A	4.745(cc)	01/10/36	11,000	11,543,526
Series 2020-GC46, Class A4	2.477	02/15/53	100,000	102,071,780
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778(cc)	11/10/31	40,376	41,130,983
Series 2016-CLNE, Class C, 144A	2.778(cc)	11/10/31	15,000	15,205,839
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.856(c)	11/15/37	53,917	53,884,648
Commercial Mortgage Trust,
Series 2013-LC06, Class XA, IO	1.279(cc)	01/10/46	25,597	237,754
Series 2014-UBS03, Class A3	3.546	06/10/47	11,936	12,405,448
Series 2014-UBS04, Class A4	3.420	08/10/47	10,300	10,680,560
Series 2014-UBS06, Class A4	3.378	12/10/47	14,500	15,203,847
Series 2016-COR01, Class A3	2.826	10/10/49	43,000	44,550,154
Series 2017-COR02, Class A2	3.239	09/10/50	116,925	123,591,420
Series 2018-COR03, Class A2	3.961	05/10/51	75,000	80,957,055
Series 2018-HCLV, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.090(c)	09/15/33	15,000	14,906,533
Series 2019-GC44, Class A4	2.698	08/15/57	34,500	35,954,103
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.240(c)	05/15/36	126,856	126,934,714
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	124,640	132,323,483
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	13,245	14,410,439
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class XB, IO	0.250	08/15/48	86,961	694,018

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CSAIL Commercial Mortgage Trust, (cont’d.)
Series 2016-C07, Class A4	3.210%	11/15/49	6,275	$6,595,882
Series 2018-CX11, Class A3	4.095	04/15/51	24,784	26,280,929
Series 2019-C16, Class A2	3.067	06/15/52	38,000	39,732,454
Series 2019-C17, Class A4	2.763	09/15/52	37,150	38,634,729
DBGS Mortgage Trust,
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090(c)	05/15/35	3,943	3,935,237
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808(cc)	12/10/36	23,960	24,369,038
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	22,177	21,403,710
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632	08/10/49	57,450	59,823,053
Series 2017-C06, Class A4	3.071	06/10/50	61,475	65,515,635
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555(cc)	09/10/35	30,650	31,648,163
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0019, Class X1, IO	1.580(cc)	03/25/22	100,760	10,983
Series K0020, Class X1, IO	1.337(cc)	05/25/22	39,964	168,314
Series K0021, Class X1, IO	1.376(cc)	06/25/22	188,346	552,474
Series K0024, Class X1, IO	0.775(cc)	09/25/22	99,378	537,796
Series K0025, Class X1, IO	0.781(cc)	10/25/22	26,142	160,503
Series K0026, Class X1, IO	0.938(cc)	11/25/22	159,217	1,250,923
Series K0027, Class X1, IO	0.719(cc)	01/25/23	236,187	1,623,949
Series K0038, Class X1, IO	1.101(cc)	03/25/24	141,441	3,281,981
Series K0043, Class X1, IO	0.520(cc)	12/25/24	72,879	1,116,378
Series K0044, Class X1, IO	0.709(cc)	01/25/25	416,848	7,557,795
Series K0052, Class X1, IO	0.646(cc)	11/25/25	292,313	6,740,133
Series K0053, Class X1, IO	0.881(cc)	12/25/25	134,635	4,280,621
Series K0055, Class X1, IO	1.356(cc)	03/25/26	269,939	13,871,074
Series K0058, Class XAM, IO	0.814(cc)	08/25/26	59,334	2,231,510
Series K0069, Class X1, IO	0.362(cc)	09/25/27	550,878	11,126,358
Series K0087, Class X1, IO	0.362(cc)	12/25/28	422,325	10,447,264
Series K0088, Class X1, IO	0.507(cc)	01/25/29	536,807	18,764,823
Series K0090, Class X1, IO	0.705(cc)	02/25/29	460,573	22,199,586
Series K0091, Class X1, IO	0.559(cc)	03/25/29	560,284	21,595,314
Series K0092, Class XAM, IO	0.978(cc)	04/25/29	53,046	3,646,175
Series K0093, Class X1, IO	0.951(cc)	05/25/29	408,884	25,767,492
Series K0095, Class X1, IO	0.948(cc)	06/25/29	520,869	33,249,689
Series K0096, Class X1, IO	1.126(cc)	07/25/29	238,753	18,345,577
Series K0096, Class XAM, IO	1.391(cc)	07/25/29	56,489	5,464,842
Series K0097, Class X1, IO	1.089(cc)	07/25/29	529,494	39,714,824
Series K0101, Class X1, IO	0.836(cc)	10/25/29	469,911	27,897,510

See Notes to Financial Statements.

PGIM Total Return Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K0108, Class X1, IO	1.690%(cc)	03/25/30	327,567	$40,576,205
Series K0114, Class X1, IO	1.118(cc)	06/25/30	257,620	21,794,436
Series K0718, Class X1, IO	0.568(cc)	01/25/22	110,872	41,643
Series K0735, Class X1, IO	0.957(cc)	05/25/26	262,044	10,116,798
Series K1513, Class X1, IO	0.859(cc)	08/25/34	334,941	27,876,291
Series Q001, Class XA, IO	2.142(cc)	02/25/32	27,123	2,820,441
Series Q002, Class XA, IO	1.064(cc)	07/25/33	34,293	1,975,544
FREMF Mortgage Trust,
Series 2013-K27, Class X2A, IO, 144A	0.100	01/25/46	1,178,871	1,015,716
Series 2013-K32, Class X2A, IO, 144A	0.100	10/25/46	1,054,719	1,435,261
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A^	0.000(cc)	08/17/23	174,000	174,000,000
GS Mortgage Securities Corp. II,
Series 2018-GS10, Class A4	3.890	07/10/51	55,725	62,059,835
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.012(cc)	11/10/46	23,109	388,978
Series 2014-GC22, Class XB, IO	0.298(cc)	06/10/47	37,110	329,040
Series 2015-GC32, Class XB, IO	0.010(cc)	07/10/48	60,188	19,080
Series 2015-GS01, Class A2	3.470	11/10/48	25,950	27,086,602
Series 2017-GS05, Class A3	3.409	03/10/50	46,400	49,935,541
Series 2017-GS06, Class A2	3.164	05/10/50	70,600	74,509,284
Series 2017-GS07, Class A3	3.167	08/10/50	114,260	121,209,225
Series 2017-GS08, Class A3	3.205	11/10/50	90,000	95,720,175
Series 2019-GC39, Class A3	3.307	05/10/52	73,000	78,248,736
Series 2019-GC40, Class A3	2.904	07/10/52	50,000	52,706,000
Series 2019-GSA01, Class A2	2.613	11/10/52	16,000	15,874,075
Series 2019-GSA01, Class A3	2.794	11/10/52	42,000	43,911,676
Houston Galleria Mall Trust,
Series 2015-HGLR, Class XCP, IO, 144A	0.195(cc)	03/05/23	525,000	1,577,572
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478	06/15/34	7,630	7,984,074
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35	15,550	15,259,772
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23, Class XA, IO	0.606(cc)	09/15/47	46,161	681,719
Series 2014-C24, Class A3	3.098	11/15/47	8,040	8,225,166
Series 2014-C25, Class A4A1	3.408	11/15/47	4,421	4,625,988
Series 2014-C26, Class A3	3.231	01/15/48	10,769	11,181,746
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class A4	3.195	09/15/50	70,600	74,288,271
Series 2019-COR04, Class A3	3.763	03/10/52	31,250	33,957,706
Series 2019-COR04, Class A4	3.758	03/10/52	31,675	34,529,342
Series 2019-COR05, Class A3	3.123	06/13/52	38,600	40,549,412

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMCC Commercial Mortgage Securities Trust, (cont’d.)
Series 2019-COR05, Class XB, IO	0.961%(cc)	06/13/52	65,497	$4,370,124
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2	2.882	12/15/49	51,153	53,028,376
Series 2017-C05, Class A4	3.414	03/15/50	35,057	36,682,071
Series 2017-C07, Class A4	3.147	10/15/50	90,000	95,027,436
Series 2019-COR06, Class A3	2.795	11/13/52	81,750	85,704,215
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3	2.559	08/15/49	23,671	24,421,210
Series 2016-JP03, Class A4	2.627	08/15/49	32,250	33,194,535
LSTAR Commercial Mortgage Trust,
Series 2017-05, Class A4, 144A	3.390	03/10/50	8,500	8,804,939
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A	1.363(cc)	08/15/45	36,650	158,975
Series 2013-C07, Class A3	2.655	02/15/46	3,532	3,559,799
Series 2013-C08, Class A3	2.863	12/15/48	2,649	2,674,871
Series 2013-C09, Class A3	2.834	05/15/46	618	629,105
Series 2015-C24, Class A3	3.479	05/15/48	8,292	8,757,723
Series 2016-C31, Class A4	2.840	11/15/49	42,000	43,415,303
Series 2016-C31, Class A5	3.102	11/15/49	11,509	12,241,915
Series 2017-C34, Class A3	3.276	11/15/52	20,000	21,333,480
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540	12/15/48	15,000	15,937,911
Series 2015-UBS08, Class A4	3.809	12/15/48	13,800	14,871,429
Series 2017-H01, Class A4	3.259	06/15/50	56,175	59,458,592
Series 2018-H03, Class A4	3.914	07/15/51	36,000	39,633,638
Series 2018-H04, Class A3	4.043	12/15/51	33,525	37,608,037
Series 2018-H04, Class A4	4.310	12/15/51	14,120	16,167,485
Series 2019-H06, Class A3	3.158	06/15/52	47,750	50,636,674
Series 2019-H07, Class A3	3.005	07/15/52	72,600	76,062,316
Series 2019-L02, Class A3	3.806	03/15/52	41,900	45,974,205
Series 2019-L03, Class A3	2.874	11/15/52	40,500	42,359,120
Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36	25,000	23,920,297
Olympic Tower Mortgage Trust,
Series 2017-OT, Class C, 144A	3.945(cc)	05/10/39	21,000	21,646,031
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ, Class A, 144A	3.021	09/15/39	35,000	36,159,623
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A	3.126	07/05/36	21,955	22,707,459
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225	08/15/50	73,545	77,266,333
Series 2017-C03, Class A3	3.167	08/15/50	78,800	83,379,612
Series 2017-C05, Class A4	3.212	11/15/50	32,275	34,076,303

See Notes to Financial Statements.

PGIM Total Return Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust, (cont’d.)
Series 2017-C06, Class A4	3.320%	12/15/50	50,000	$53,652,855
Series 2018-C08, Class A3	3.720	02/15/51	13,315	14,609,149
Series 2018-C10, Class A3	4.048	05/15/51	69,500	76,736,646
Series 2018-C11, Class A4	3.977	06/15/51	40,000	43,528,580
Series 2018-C15, Class A3	4.075	12/15/51	48,100	53,197,474
Series 2019-C16, Class A3	3.344	04/15/52	31,500	33,870,246
Series 2019-C16, Class XB, IO	0.858(cc)	04/15/52	96,253	5,686,021
Series 2019-C17, Class A3	2.669	10/15/52	80,675	83,485,112
Series 2019-C18, Class A3	2.782	12/15/52	22,850	23,792,003
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3	2.920	03/10/46	1,641	1,663,721
Series 2013-C05, Class XA, IO, 144A	0.903(cc)	03/10/46	11,191	77,801
Series 2013-C05, Class XB, IO, 144A	0.432(cc)	03/10/46	96,528	502,448
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4	3.548	08/15/50	5,677	5,838,825
Series 2015-LC20, Class A4	2.925	04/15/50	7,160	7,406,086
Series 2015-NXS02, Class A4	3.498	07/15/58	13,700	14,385,064
Series 2016-C34, Class XB, IO	0.963(cc)	06/15/49	36,018	1,458,610
Series 2016-C35, Class A3	2.674	07/15/48	60,000	61,697,436
Series 2016-C35, Class XB, IO	0.933(cc)	07/15/48	55,952	2,253,875
Series 2016-C36, Class A3	2.807	11/15/59	53,000	54,553,743
Series 2016-NXS06, Class A3	2.642	11/15/49	37,500	39,059,734
Series 2017-C38, Class A4	3.190	07/15/50	80,000	85,763,272
Series 2017-C39, Class A4	3.157	09/15/50	115,000	122,025,430
Series 2017-C40, Class A3	3.317	10/15/50	45,680	48,611,098
Series 2018-C43, Class A4	4.012(cc)	03/15/51	1,000	1,116,679
Series 2018-C44, Class A4	3.948	05/15/51	70,885	77,753,196
Series 2018-C45, Class A3	3.920	06/15/51	48,738	53,148,696
Series 2018-C47, Class A3	4.175	09/15/61	59,016	66,234,294
Series 2018-C48, Class A5	4.302	01/15/52	10,000	11,428,550
Series 2019-C50, Class A4	3.466	05/15/52	35,300	37,738,107
Series 2019-C52, Class A4	2.643	08/15/52	86,325	89,058,205
Series 2019-C53, Class A3	2.787	10/15/52	6,100	6,337,385
Series 2019-C54, Class A3	2.892	12/15/52	44,250	46,243,516
Series 2020-C55, Class A4	2.474	02/15/53	58,725	60,100,692

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $7,219,401,003)				7,504,149,960

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A
(cost $10,773)	7.000%	11/15/21(oo)	105	$95,874

CORPORATE BONDS 42.5%

Advertising 0.0%

National CineMedia LLC,
Sr. Unsec’d. Notes	5.750	08/15/26	2,345	1,884,635
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A	8.875	12/15/27	50	52,976

				1,937,611

Aerospace & Defense 1.1%

BAE Systems PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	3.000	09/15/50	10,325	10,215,545
Sr. Unsec’d. Notes, 144A	3.400	04/15/30	17,620	18,855,396
Boeing Co. (The),
Sr. Unsec’d. Notes(a)	3.200	03/01/29	15,385	15,940,413
Sr. Unsec’d. Notes	3.600	05/01/34	42,375	44,086,488
Sr. Unsec’d. Notes	3.750	02/01/50	1,850	1,952,164
Sr. Unsec’d. Notes	3.900	05/01/49	10,220	10,903,959
Sr. Unsec’d. Notes	3.950	08/01/59	14,670	15,505,895
Sr. Unsec’d. Notes	5.705	05/01/40	12,000	15,433,736
Sr. Unsec’d. Notes	5.805	05/01/50	69,720	95,567,331
Sr. Unsec’d. Notes	5.930	05/01/60	68,280	96,032,063
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	36,550	36,866,951
Sr. Unsec’d. Notes, 144A(a)	7.125	06/15/26	18,170	19,073,024
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	54,550	56,784,563
Sr. Unsec’d. Notes, 144A(a)	7.500	03/15/25	47,852	49,093,785
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	58,156	60,480,431
General Dynamics Corp.,
Gtd. Notes	4.250	04/01/40	10,545	12,865,292
L3Harris Technologies, Inc.,
Sr. Unsec’d. Notes	3.832	04/27/25	2,700	2,914,840
Lockheed Martin Corp.,
Sr. Unsec’d. Notes	2.900	03/01/25	4,859	5,126,093
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	21,320	24,161,834

See Notes to Financial Statements.

PGIM Total Return Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A	7.500%	04/15/25	50	$52,793
Sr. Sec’d. Notes(a)	3.850	06/15/26	6,000	6,316,877
TransDigm UK Holdings PLC,
Gtd. Notes	6.875	05/15/26	266	280,516
TransDigm, Inc.,
Gtd. Notes	6.375	06/15/26	50	51,731

				598,561,720

Agriculture 0.5%

Altria Group, Inc.,
Gtd. Notes	3.400	02/04/41	73,330	68,450,996
BAT Capital Corp. (United Kingdom),
Gtd. Notes	2.259	03/25/28	34,745	34,063,450
Gtd. Notes	3.215	09/06/26	3,440	3,615,788
Gtd. Notes	3.557	08/15/27	40,332	42,672,211
Gtd. Notes	4.390	08/15/37	2,825	3,027,565
Gtd. Notes	4.700	04/02/27	3,555	3,957,850
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	14,740	14,570,685
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	2.100	05/01/30	30,645	30,272,601
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.450	06/12/25	21,633	23,607,137
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A(a)	5.750	02/01/29	28,775	28,705,165

				252,943,448

Airlines 0.6%

American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27	3,696	3,592,110
American Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.700	04/01/28	1,939	1,987,037
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates	3.375	11/01/28	8,293	8,359,030
American Airlines 2015-2 Class AA Pass-Through Trust,
Pass-Through Certificates(a)	3.600	03/22/29	9,262	9,591,025

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)

Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates	5.983%	10/19/23	75	$76,208
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	586	613,331
Delta Air Lines 2020-1 Class AA Pass Through Trust,
Pass-Through Certificates	2.000	12/10/29	28,827	28,765,625
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes	3.625	03/15/22	107,488	108,177,506
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	38,315	44,204,148
Sr. Unsec’d. Notes	5.250	05/04/25	45,325	50,810,115
United Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.150	10/11/25	1,716	1,793,886
United Airlines 2015-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.450	06/01/29	8,432	8,848,892
United Airlines 2016-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.875	04/07/30	13,035	13,219,365
United Airlines 2018-1 Class AA Pass-Through Trust,
Pass-Through Certificates(a)	3.500	09/01/31	10,579	11,172,932
United Airlines 2019-2 Class AA Pass-Through Trust,
Pass-Through Certificates	2.700	11/01/33	9,553	9,616,764
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	38,180	39,532,504
Sr. Sec’d. Notes, 144A	4.625	04/15/29	9,665	9,966,911
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates(a)	4.625	12/03/26	1,234	1,241,803

				351,569,192

Apparel 0.1%

Hanesbrands, Inc.,
Gtd. Notes, 144A(a)	5.375	05/15/25	3,025	3,150,617
Michael Kors USA, Inc.,
Gtd. Notes, 144A	4.500	11/01/24	10,000	10,586,900
VF Corp.,
Sr. Unsec’d. Notes	2.400	04/23/25	17,665	18,274,813

See Notes to Financial Statements.

PGIM Total Return Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel (cont’d.)

VF Corp., (cont’d.)
Sr. Unsec’d. Notes	2.950%	04/23/30	36,220	$37,832,239
William Carter Co. (The),
Gtd. Notes, 144A	5.500	05/15/25	50	52,319

				69,896,888

Auto Manufacturers 0.9%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	20,857	22,789,587
Sr. Unsec’d. Notes(a)	5.291	12/08/46	19,661	22,579,037
Sr. Unsec’d. Notes	6.375	02/01/29	2,595	3,041,849
Sr. Unsec’d. Notes	7.400	11/01/46	5,000	6,857,231
Sr. Unsec’d. Notes	7.450	07/16/31	1,675	2,216,276
Sr. Unsec’d. Notes	8.500	04/21/23	50	54,790
Sr. Unsec’d. Notes	9.000	04/22/25	5,850	7,035,280
Sr. Unsec’d. Notes	9.625	04/22/30	50	72,034
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	8,275	8,205,890
Sr. Unsec’d. Notes	3.096	05/04/23	750	764,330
Sr. Unsec’d. Notes	3.350	11/01/22	16,355	16,596,871
Sr. Unsec’d. Notes(a)	4.271	01/09/27	32,500	34,487,436
Sr. Unsec’d. Notes(a)	4.375	08/06/23	13,975	14,558,958
Sr. Unsec’d. Notes	5.584	03/18/24	493	531,181
Sr. Unsec’d. Notes	5.596	01/07/22	20,000	20,154,470
Sr. Unsec’d. Notes, GMTN	4.389	01/08/26	225	240,392
General Motors Co.,
Sr. Unsec’d. Notes	5.400	04/01/48	4,000	5,105,563
Sr. Unsec’d. Notes	6.250	10/02/43	31,595	43,101,515
Sr. Unsec’d. Notes	6.600	04/01/36	7,295	9,843,255
Sr. Unsec’d. Notes	6.750	04/01/46	8,458	12,233,729
Sr. Unsec’d. Notes	6.800	10/01/27	19,355	23,849,837
General Motors Financial Co., Inc.,
Gtd. Notes	3.700	05/09/23	21,265	22,080,376
Gtd. Notes	3.850	01/05/28	20,453	22,185,068
Gtd. Notes	4.000	10/06/26	7,785	8,485,875
Gtd. Notes	4.350	01/17/27	23,775	26,254,314
Gtd. Notes	5.250	03/01/26	2,435	2,755,261
Sr. Unsec’d. Notes	1.700	08/18/23	38,995	39,553,500
Sr. Unsec’d. Notes(a)	2.350	01/08/31	84,135	81,607,917
Sr. Unsec’d. Notes	2.900	02/26/25	46,895	48,772,119
Sr. Unsec’d. Notes	5.650	01/17/29	5,920	7,062,279

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.200%(cc)	10/24/25		6,980	$7,522,681

					520,598,901

Auto Parts & Equipment 0.1%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A	3.500	08/15/24	EUR	9,692	11,344,001
Gtd. Notes, 144A(a)	4.875	08/15/26		4,025	4,100,986
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26		6,325	6,499,102
Gtd. Notes(a)	6.500	04/01/27		33,622	35,109,195
Gtd. Notes(a)	6.875	07/01/28		4,500	4,777,118
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26		725	581,531
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25		5,513	5,677,243
Dana, Inc.,
Sr. Unsec’d. Notes	5.625	06/15/28		50	52,920
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	3.625	06/15/24		3,587	3,825,034
Sr. Unsec’d. Notes	4.150	10/01/25		3,900	4,284,466

					76,251,596

Banks 11.2%

Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A	4.250	04/01/23		2,532	2,640,379
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.241(c)	04/12/23		3,400	3,440,287
Sr. Unsec’d. Notes	1.849	03/25/26		12,800	12,818,245
Sr. Unsec’d. Notes	3.500	04/11/22		6,600	6,686,405
Sub. Notes(a)	2.749	12/03/30		6,400	6,299,293
Bank of America Corp.,
Jr. Sub. Notes, Series FF	5.875(ff)	03/15/28(oo)		31,720	35,515,315
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)		4,865	5,131,953
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		5,370	5,459,230
Sr. Unsec’d. Notes	2.592(ff)	04/29/31		11,505	11,623,321
Sr. Unsec’d. Notes	2.687(ff)	04/22/32		43,680	44,266,950
Sr. Unsec’d. Notes	2.972(ff)	07/21/52		15,635	15,790,827
Sr. Unsec’d. Notes	3.004(ff)	12/20/23		2,293	2,351,938
Sr. Unsec’d. Notes	3.366(ff)	01/23/26		36,535	38,751,563
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28		77,865	84,266,759

See Notes to Financial Statements.

PGIM Total Return Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	1.898%(ff)	07/23/31	25,805	$24,656,593
Sr. Unsec’d. Notes, MTN	2.496(ff)	02/13/31	219,885	220,607,920
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	30,315	32,098,415
Sr. Unsec’d. Notes, MTN	3.550(ff)	03/05/24	1,085	1,125,255
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	41,803	45,567,340
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	29,865	33,166,865
Sr. Unsec’d. Notes, MTN	4.083(ff)	03/20/51	50,309	60,683,057
Sr. Unsec’d. Notes, MTN	4.125	01/22/24	16,890	18,101,701
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	1,030	1,157,013
Sr. Unsec’d. Notes, MTN	4.330(ff)	03/15/50	89,558	111,197,837
Sr. Unsec’d. Notes, Series N(a)	2.651(ff)	03/11/32	40,400	40,821,082
Sub. Notes, MTN	4.000	01/22/25	43,955	47,373,408
Sub. Notes, MTN	4.450	03/03/26	45,640	50,573,397
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.200	08/16/23	19,930	20,459,985
Sr. Unsec’d. Notes, MTN(a)	2.950	01/29/23	4,360	4,484,872
Sr. Unsec’d. Notes, Series G, MTN	3.000	02/24/25	9,098	9,634,918
Bank Rakyat Indonesia Persero Tbk PT (Indonesia),
Sr. Unsec’d. Notes	3.950	03/28/24	1,000	1,059,609
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	2.645(ff)	06/24/31	10,800	10,810,398
Sr. Unsec’d. Notes	3.932(ff)	05/07/25	112,290	119,492,022
Sr. Unsec’d. Notes	4.610(ff)	02/15/23	23,145	23,411,213
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	18,560	21,421,181
Sub. Notes	4.836	05/09/28	12,120	13,502,547
Sub. Notes	5.088(ff)	06/20/30	19,770	22,708,428
Sub. Notes	5.200	05/12/26	15,595	17,655,102
BNP Paribas SA (France),
Gtd. Notes, MTN	3.250	03/03/23	4,525	4,689,320
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27	71,690	70,060,642
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	42,805	42,052,459
Sr. Unsec’d. Notes, 144A	2.871(ff)	04/19/32	14,750	14,989,971
Sr. Unsec’d. Notes, 144A	3.375	01/09/25	59,970	63,408,651
Sr. Unsec’d. Notes, 144A	4.400	08/14/28	5,857	6,634,698
Sr. Unsec’d. Notes, 144A, MTN	2.950	05/23/22	1,435	1,455,770
Sr. Unsec’d. Notes, 144A, MTN	3.052(ff)	01/13/31	28,300	29,392,911
Sub. Notes, 144A, MTN(a)	4.375	05/12/26	8,755	9,576,520
BPCE SA (France),
Gtd. Notes, 144A, MTN	3.000	05/22/22	4,005	4,061,463
Sr. Unsec’d. Notes, 144A	1.652(ff)	10/06/26	30,045	29,825,825
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	23,750	22,875,867

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

BPCE SA (France), (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN(a)	3.250%	01/11/28	20,350	$21,799,554
Sr. Unsec’d. Notes, 144A, MTN	3.500	10/23/27	4,330	4,602,251
Sub. Notes, 144A, MTN	4.500	03/15/25	3,000	3,265,543
Sub. Notes, 144A, MTN	4.625	07/11/24	3,460	3,736,797
Sub. Notes, 144A, MTN	4.875	04/01/26	1,015	1,131,848
Sub. Notes, 144A, MTN	5.700	10/22/23	21,237	23,111,129
Citigroup, Inc.,
Jr. Sub. Notes	3.875(ff)	02/18/26(oo)	26,270	26,581,256
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	40,750	42,121,196
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	48,265	49,174,341
Jr. Sub. Notes, Series W	4.000(ff)	12/10/25(oo)	31,420	32,031,824
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	32,375	32,463,711
Sr. Unsec’d. Notes	2.666(ff)	01/29/31	181,110	183,977,886
Sr. Unsec’d. Notes	2.750	04/25/22	3,065	3,094,617
Sr. Unsec’d. Notes	2.876(ff)	07/24/23	7,800	7,925,809
Sr. Unsec’d. Notes	2.904(ff)	11/03/42	70,100	69,456,425
Sr. Unsec’d. Notes	3.200	10/21/26	45,302	48,163,190
Sr. Unsec’d. Notes	3.400	05/01/26	19,755	21,275,769
Sr. Unsec’d. Notes	3.520(ff)	10/27/28	24,020	25,794,314
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	12,612	13,631,592
Sr. Unsec’d. Notes	3.700	01/12/26	21,145	22,938,161
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,700	1,851,338
Sr. Unsec’d. Notes	4.044(ff)	06/01/24	4,520	4,752,641
Sr. Unsec’d. Notes(a)	5.316(ff)	03/26/41	53,328	70,197,339
Sr. Unsec’d. Notes	8.125	07/15/39	885	1,501,544
Sub. Notes	4.300	11/20/26	1,175	1,303,489
Sub. Notes	4.400	06/10/25	22,485	24,599,206
Sub. Notes	4.750	05/18/46	42,640	54,100,969
Credit Agricole SA (France),
Jr. Sub. Notes	7.875(ff)	01/23/24(oo)	1,000	1,106,405
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN	3.625	09/09/24	6,130	6,554,747
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes	3.750	03/26/25	3,590	3,845,611
Sr. Unsec’d. Notes	3.800	06/09/23	23,170	24,251,413
Sr. Unsec’d. Notes	4.550	04/17/26	4,065	4,517,664
Sr. Unsec’d. Notes, 144A	3.869(ff)	01/12/29	8,734	9,464,641
Sr. Unsec’d. Notes, 144A	4.194(ff)	04/01/31	30,500	33,802,088
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	3,541	3,882,181

See Notes to Financial Statements.

PGIM Total Return Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	3.800%	09/15/22		1,930	$1,984,764
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	1.621(ff)	09/11/26		60,295	59,841,116
Sr. Unsec’d. Notes, 144A	3.244(ff)	12/20/25		22,650	23,802,741
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.129(ff)	11/24/26		27,405	27,522,768
Sr. Unsec’d. Notes	2.222(ff)	09/18/24		10,415	10,616,349
Sr. Unsec’d. Notes	3.950	02/27/23		9,250	9,608,962
Sr. Unsec’d. Notes, Series D	5.000	02/14/22		79,400	80,385,483
Sub. Notes	3.729(ff)	01/14/32		15,400	15,795,397
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125	09/06/23		13,200	13,799,589
Gov’t. Gtd. Notes, EMTN	2.750	09/16/25		6,500	6,880,060
Sr. Unsec’d. Notes, GMTN	2.235	04/28/22		1,000	1,008,334
Sr. Unsec’d. Notes, GMTN	2.868	09/05/23		10,000	10,374,333
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625	10/16/24		5,250	5,360,979
Gov’t. Liquid Gtd. Notes, 144A, MTN(a)	3.250	09/26/23		16,750	17,576,239
Gov’t. Liquid Gtd. Notes, EMTN	1.125	06/15/22	GBP	8,000	10,995,971
Gov’t. Liquid Gtd. Notes, EMTN	2.125	02/12/25	GBP	90,700	128,492,530
Discover Bank,
Sr. Unsec’d. Notes	3.450	07/27/26		6,525	6,998,376
Sr. Unsec’d. Notes	4.200	08/08/23		9,280	9,837,242
Sr. Unsec’d. Notes	4.250	03/13/26		675	744,670
First Abu Dhabi Bank PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN	3.000	03/30/22		3,600	3,636,722
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series O	5.300(ff)	11/10/26(oo)		25,010	27,438,926
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)		5,965	5,933,989
Sr. Unsec’d. Notes	1.992(ff)	01/27/32		48,415	46,257,356
Sr. Unsec’d. Notes	2.615(ff)	04/22/32		54,500	54,654,508
Sr. Unsec’d. Notes	2.908(ff)	06/05/23		16,250	16,463,137
Sr. Unsec’d. Notes	3.210(ff)	04/22/42		110,085	114,100,789
Sr. Unsec’d. Notes	3.272(ff)	09/29/25		24,791	26,149,369
Sr. Unsec’d. Notes	3.500	01/23/25		24,530	26,066,644
Sr. Unsec’d. Notes	3.500	04/01/25		3,630	3,873,286
Sr. Unsec’d. Notes(a)	3.500	11/16/26		19,235	20,605,333
Sr. Unsec’d. Notes	3.750	02/25/26		31,393	34,012,844
Sr. Unsec’d. Notes	3.814(ff)	04/23/29		16,800	18,397,647
Sr. Unsec’d. Notes	3.850	01/26/27		38,055	41,199,529

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	4.223%(ff)	05/01/29	10,000	$11,201,303
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.500% (Cap 4.000%, Floor 0.000%)	0.624(c)	04/08/22	3,032	3,024,612
Sr. Unsec’d. Notes, EMTN	2.200(cc)	11/26/22	14,100	14,377,370
Sr. Unsec’d. Notes, EMTN	3.500(cc)	05/31/24	95,768	102,118,820
Sr. Unsec’d. Notes, MTN	2.905(ff)	07/24/23	29,890	30,369,984
Sub. Notes	5.150	05/22/45	12,240	16,173,728
Sub. Notes	6.750	10/01/37	216	308,318
Grupo Aval Ltd. (Colombia),
Gtd. Notes(a)	4.750	09/26/22	454	464,337
HSBC Bank PLC (United Kingdom),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)	0.132(c)	09/28/24	10,000	9,756,817
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	1.645(ff)	04/18/26	4,200	4,187,796
Sr. Unsec’d. Notes	3.900	05/25/26	3,930	4,268,209
Sr. Unsec’d. Notes	4.292(ff)	09/12/26	1,625	1,770,707
Sr. Unsec’d. Notes	4.583(ff)	06/19/29	40,875	46,177,054
ICICI Bank Ltd. (India),
Sr. Unsec’d. Notes, EMTN	3.250	09/09/22	2,200	2,237,390
Industrial & Commercial Bank of China Ltd. (China),
Sr. Unsec’d. Notes	2.957	11/08/22	3,000	3,063,046
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes	3.550	04/09/24	2,400	2,546,849
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC(a)	4.625(ff)	11/01/22(oo)	30,100	30,145,204
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	29,225	30,277,788
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	75,829	77,463,922
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	3.599(c)	01/30/22(oo)	2,878	2,888,332
Jr. Sub. Notes, Series II	4.000(ff)	04/01/25(oo)	89,955	90,312,945
Jr. Sub. Notes, Series KK	3.650(ff)	06/01/26(oo)	28,750	28,680,586
Jr. Sub. Notes, Series Z, 3 Month LIBOR + 3.800%	3.932(c)	02/01/22(oo)	21,720	21,854,517
Sr. Unsec’d. Notes(a)	1.953(ff)	02/04/32	2,845	2,724,459
Sr. Unsec’d. Notes	2.522(ff)	04/22/31	37,745	38,182,193
Sr. Unsec’d. Notes	2.739(ff)	10/15/30	100,670	103,377,988
Sr. Unsec’d. Notes	3.157(ff)	04/22/42	60,780	63,182,354
Sr. Unsec’d. Notes	3.200	01/25/23	8,265	8,538,914
Sr. Unsec’d. Notes	3.200	06/15/26	17,085	18,233,666

See Notes to Financial Statements.

PGIM Total Return Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	3.250%	09/23/22	8,770	$8,998,065
Sr. Unsec’d. Notes	3.300	04/01/26	30,650	32,769,495
Sr. Unsec’d. Notes(a)	3.328(ff)	04/22/52	38,755	41,825,680
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	61,905	66,839,773
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	91,135	99,626,504
Sr. Unsec’d. Notes	3.964(ff)	11/15/48	7,285	8,572,832
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	52,470	58,196,288
Sr. Unsec’d. Notes	4.260(ff)	02/22/48	19,366	23,699,467
Sr. Unsec’d. Notes	4.493(ff)	03/24/31	172,240	199,480,104
Sub. Notes	3.375	05/01/23	2,775	2,887,039
Sub. Notes	3.875	09/10/24	18,575	19,971,374
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	16,495	17,900,939
Sr. Unsec’d. Notes	3.900	03/12/24	6,047	6,445,125
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes	2.900	02/06/25	22,225	23,425,643
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes(a)	3.170	09/11/27	9,800	10,421,138
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	450	439,340
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31	124,435	127,219,751
Sr. Unsec’d. Notes, GMTN	3.700	10/23/24	4,690	5,030,225
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	18,090	18,831,102
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	50,085	54,967,107
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	10,525	12,041,046
Sr. Unsec’d. Notes, GMTN	5.597(ff)	03/24/51	149,855	226,692,012
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32	13,210	13,184,061
Sr. Unsec’d. Notes, MTN	2.625	11/17/21	16,890	16,906,976
Sr. Unsec’d. Notes, MTN	2.750	05/19/22	10,000	10,131,253
Sr. Unsec’d. Notes, MTN	3.125	07/27/26	49,095	52,147,862
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	44,190	47,814,103
Sr. Unsec’d. Notes, MTN	3.971(ff)	07/22/38	12,045	13,802,901
Sub. Notes, GMTN	4.350	09/08/26	15,545	17,268,634
Sub. Notes, MTN	3.950	04/23/27	16,325	17,919,563
NatWest Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875	09/12/23	26,670	28,109,158
Sr. Unsec’d. Notes	4.445(ff)	05/08/30	55,539	62,968,344
Sr. Unsec’d. Notes	4.519(ff)	06/25/24	25,400	26,871,346
Sr. Unsec’d. Notes	5.076(ff)	01/27/30	5,790	6,779,751
People’s United Bank NA,
Sub. Notes	4.000	07/15/24	500	529,758

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

PNC Bank NA,
Sr. Unsec’d. Notes	2.625%	02/17/22	14,615	$14,686,944
Sr. Unsec’d. Notes	2.950	02/23/25	12,595	13,294,711
Sub. Notes	2.950	01/30/23	10,835	11,131,704
Sub. Notes	4.050	07/26/28	1,200	1,356,541
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854	11/09/22	1,600	1,638,993
Sr. Unsec’d. Notes	3.450	04/23/29	19,895	21,871,470
Rheinland-Pfalz Bank (Germany),
Sub. Notes	6.875	02/23/28	7,600	9,737,155
Sub. Notes, 144A	6.875	02/23/28	3,463	4,436,811
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	3.373(ff)	01/05/24	38,105	39,212,012
Sr. Unsec’d. Notes	3.571	01/10/23	15,400	15,487,258
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	47,800	46,838,440
State Street Corp.,
Sub. Notes	2.200	03/03/31	36,725	36,448,616
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	3.000	01/18/23	5,125	5,273,541
Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	4.632(c)	09/30/24	73,420	73,660,906
Truist Bank,
Sr. Unsec’d. Notes	2.750	05/01/23	3,675	3,791,650
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800(ff)	09/01/24(oo)	34,643	36,071,341
Sub. Notes, MTN	3.875	03/19/29	7,550	8,454,445
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.008(ff)	07/30/24	11,645	11,662,810
Sr. Unsec’d. Notes, 144A	1.364(ff)	01/30/27	17,775	17,451,649
Sr. Unsec’d. Notes, 144A	2.859(ff)	08/15/23	30,355	30,881,447
Sr. Unsec’d. Notes, 144A	3.126(ff)	08/13/30	14,130	14,863,799
Sr. Unsec’d. Notes, 144A	3.491	05/23/23	24,420	24,805,262
Sr. Unsec’d. Notes, 144A	4.125	09/24/25	21,582	23,594,473
Sr. Unsec’d. Notes, 144A	4.125	04/15/26	2,440	2,687,613
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569(ff)	09/22/26	33,415	33,607,802
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068(ff)	04/30/41	64,795	66,295,738
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	100,840	101,989,194

See Notes to Financial Statements.

PGIM Total Return Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Wells Fargo & Co., (cont’d.)
Sr. Unsec’d. Notes, MTN	2.879%(ff)	10/30/30	23,086	$23,922,023
Sr. Unsec’d. Notes, MTN	3.000	02/19/25	7,985	8,406,958
Sr. Unsec’d. Notes, MTN(a)	4.478(ff)	04/04/31	217,114	250,982,659

				6,391,428,123

Beverages 0.4%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	25,400	30,723,239
Gtd. Notes	4.900	02/01/46	43,895	55,984,637
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.450	01/23/39	39,566	51,942,123
Gtd. Notes	5.550	01/23/49	49,910	69,957,470
Gtd. Notes	8.000	11/15/39	1,880	3,069,493
Gtd. Notes	8.200	01/15/39	445	733,243

				212,410,205

Biotechnology 0.0%

Gilead Sciences, Inc.,
Sr. Unsec’d. Notes	4.800	04/01/44	1,945	2,454,962

Building Materials 0.1%

Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29	413	447,156
Martin Marietta Materials, Inc.,
Sr. Unsec’d. Notes	4.250	07/02/24	2,300	2,476,902
Owens Corning,
Sr. Unsec’d. Notes	3.400	08/15/26	3,315	3,541,672
Sr. Unsec’d. Notes	4.300	07/15/47	22,500	26,355,888
Sr. Unsec’d. Notes	4.400	01/30/48	4,370	5,194,075
Patrick Industries, Inc.,
Gtd. Notes, 144A	7.500	10/15/27	300	321,540
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	7,200	7,500,376
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	11,650	10,811,005
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	50	50,176
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	1,325	1,367,824

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	6.500%	03/15/27		500	$524,615

					58,591,229

Chemicals 1.0%

Ashland LLC,
Gtd. Notes	6.875	05/15/43		11,140	14,460,800
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes	4.500	01/10/28		2,600	2,658,412
Gtd. Notes, 144A	4.500	01/10/28		13,200	13,496,552
Gtd. Notes, 144A	4.500	01/31/30		3,000	3,046,772
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		8,565	10,448,020
Gtd. Notes	5.375	03/15/44		20,115	25,777,268
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27		50	53,063
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125	09/22/24	EUR	4,395	5,093,335
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	3.625	05/15/26		6,040	6,546,198
Sr. Unsec’d. Notes	4.375	11/15/42		75	89,204
Sr. Unsec’d. Notes(a)	4.800	05/15/49		10,718	13,813,331
Sr. Unsec’d. Notes	5.250	11/15/41		8,490	10,980,327
Sr. Unsec’d. Notes	5.550	11/30/48		1,589	2,238,064
Sr. Unsec’d. Notes	9.400	05/15/39		125	225,299
Eastman Chemical Co.,
Sr. Unsec’d. Notes	3.800	03/15/25		9,781	10,497,436
FMC Corp.,
Sr. Unsec’d. Notes	4.500	10/01/49		12,925	15,636,711
International Flavors & Fragrances, Inc.,
Sr. Unsec’d. Notes, 144A	3.268	11/15/40		16,685	17,153,999
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		10,495	12,976,098
LYB International Finance III LLC,
Gtd. Notes	3.375	10/01/40		14,600	15,119,973
Gtd. Notes(a)	3.625	04/01/51		5,240	5,578,961
Gtd. Notes(a)	4.200	10/15/49		39,600	46,205,678
Gtd. Notes	4.200	05/01/50		45,265	52,797,311
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	4.625	02/26/55		5,900	7,297,600

See Notes to Financial Statements.

PGIM Total Return Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

LyondellBasell Industries NV, (cont’d.)
Sr. Unsec’d. Notes	5.750%	04/15/24		4,000	$4,410,045
Monitchem HoldCo SA (Luxembourg),
Gtd. Notes, 144A	9.500	09/15/26	EUR	3,700	4,536,385
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.625	11/15/43		3,455	4,623,922
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875	06/01/24		2,589	2,695,830
Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25		3,190	3,369,438
Sr. Unsec’d. Notes, 144A	5.250	06/01/27		1,364	1,432,353
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35		1,900	2,158,863
Sr. Unsec’d. Notes	4.900	06/01/43		3,370	4,299,618
Sr. Unsec’d. Notes(a)	5.000	04/01/49		9,159	12,336,880
Sr. Unsec’d. Notes	5.250	01/15/45		8,394	11,296,408
Sr. Unsec’d. Notes	6.125	01/15/41		1,145	1,629,394
Sr. Unsec’d. Notes	7.125	05/23/36		665	976,362
OCI NV (Netherlands),
Sr. Sec’d. Notes	3.125	11/01/24	EUR	46,571	54,576,322
Sr. Sec’d. Notes, 144A	3.625	10/15/25	EUR	31,000	36,964,416
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		13,900	14,209,696
Sasol Financing USA LLC (South Africa),
Gtd. Notes	5.875	03/27/24		43,980	46,419,546
Gtd. Notes	6.500	09/27/28		7,510	8,323,748
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes(a)	2.950	08/15/29		20,930	22,136,588
Sr. Unsec’d. Notes	3.450	08/01/25		1,240	1,328,810
Sr. Unsec’d. Notes	3.450	06/01/27		7,825	8,482,008
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	2.000	02/01/26	EUR	9,700	11,241,233
Sr. Unsec’d. Notes, 144A	2.625	02/01/29	EUR	11,800	13,794,259
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24		10,675	9,672,551
Sr. Sec’d. Notes, 144A	10.875	08/01/24		2,631	2,806,618
Tronox, Inc.,
Sr. Sec’d. Notes, 144A	6.500	05/01/25		500	525,158

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Valvoline, Inc.,
Gtd. Notes, 144A	4.250%	02/15/30	95	$96,426
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	7,500	7,618,344

				584,151,633

Commercial Services 1.0%
Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28	3,625	3,666,537
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	3,420	3,596,804
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29	31,075	30,605,000
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	50	53,963
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	21,390	21,226,080
Sr. Sec’d. Notes, 144A	4.625	06/01/28	14,970	14,837,343
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	50	51,355
California Institute of Technology,
Sr. Unsec’d. Notes(a)	3.650	09/01/2119	39,775	46,272,844
Sr. Unsec’d. Notes	4.700	11/01/2111	2,105	3,085,958
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.849	03/03/22	19,000	19,147,048
Cintas Corp. No. 2,
Gtd. Notes	2.900	04/01/22	8,105	8,172,794
Gtd. Notes	3.700	04/01/27	6,325	6,966,988
Cleveland Clinic Foundation (The),
Unsec’d. Notes(a)	4.858	01/01/2114	2,815	4,286,330
DP World PLC (United Arab Emirates),
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37	2,000	2,644,376
Equifax, Inc.,
Sr. Unsec’d. Notes	3.950	06/15/23	13,305	13,956,066
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23	27,400	28,318,693
Gtd. Notes, 144A	3.300	12/01/26	10,390	11,118,821
Gtd. Notes, 144A	3.800	11/01/25	17,535	18,990,724
Gtd. Notes, 144A	4.200	11/01/46	7,890	9,497,872
Gtd. Notes, 144A	4.500	02/15/45	3,720	4,601,472
Gtd. Notes, 144A	6.700	06/01/34	2,355	3,271,073

See Notes to Financial Statements.

PGIM Total Return Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

ERAC USA Finance LLC, (cont’d.)
Gtd. Notes, 144A	7.000%	10/15/37		4,090	$6,092,462
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		8,040	8,260,751
Leland Stanford Junior University (The),
Unsec’d. Notes	3.647	05/01/48		7,250	8,877,527
Loxam SAS (France),
Sr. Sec’d. Notes	3.750	07/15/26	EUR	2,325	2,708,795
Sr. Sub. Notes	4.500	04/15/27	EUR	18,600	21,313,461
Sr. Sub. Notes(a)	5.750	07/15/27	EUR	37,550	44,710,034
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		18,113	22,920,151
Unsec’d. Notes	4.678	07/01/2114		3,000	4,561,724
Unsec’d. Notes(a)	5.600	07/01/2111		942	1,685,762
Moody’s Corp.,
Sr. Unsec’d. Notes	2.550	08/18/60		5,855	5,278,667
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(a)	5.000	02/01/25		1,630	1,660,903
President & Fellows of Harvard College,
Unsec’d. Notes(a)	2.517	10/15/50		8,950	9,054,554
Unsec’d. Notes	3.150	07/15/46		9,930	11,154,429
Unsec’d. Notes(a)	3.300	07/15/56		3,840	4,490,857
Unsec’d. Notes	3.619	10/01/37		4,010	4,639,913
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30		1,685	1,659,256
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		1,065	1,252,249
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		5,275	5,264,566
Gtd. Notes(a)	3.875	02/15/31		2,651	2,669,361
Gtd. Notes	4.875	01/15/28		70,980	74,955,055
Gtd. Notes	5.250	01/15/30		25,821	27,965,567
Gtd. Notes	5.500	05/15/27		5,695	5,968,121
University of Chicago (The),
Unsec’d. Notes, Series 20B(a)	2.761	04/01/45		6,560	6,602,814
University of Southern California,
Sr. Unsec’d. Notes, Series A	3.226	10/01/2120		5,210	5,490,343
Unsec’d. Notes, Series 2017	3.841	10/01/47		9,375	11,492,939

					555,098,402

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Computers 0.1%

Apple, Inc.,
Sr. Unsec’d. Notes	4.650%	02/23/46		1,855	$2,455,766
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	2,500	3,008,587
Booz Allen Hamilton, Inc.,
Gtd. Notes, 144A	4.000	07/01/29		2,850	2,881,829
Hurricane Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.000	10/15/25	GBP	20,000	29,150,115
Leidos, Inc.,
Gtd. Notes	2.300	02/15/31		20,140	19,400,291
NCR Corp.,
Gtd. Notes, 144A	5.750	09/01/27		500	525,425

					57,422,013

Diversified Financial Services 1.3%
Air Lease Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%	0.466(c)	12/15/22		58,000	58,028,290
Aircraft Finance Co. Ltd. (China),
Sr. Sec’d. Notes, Series B	4.100	03/29/26		2,019	2,071,049
ALEX Alpha LLC,
U.S. Gov’t. Gtd. Notes	1.617	08/15/24		1,304	1,316,301
CDP Financial, Inc. (Canada),
Gtd. Notes	3.150	07/24/24		7,472	7,938,696
Gtd. Notes	5.600	11/25/39		1,200	1,700,749
Gtd. Notes, 144A	3.150	07/24/24		13,090	13,907,593
Gtd. Notes, 144A	5.600	11/25/39		4,045	5,732,941
Charles Schwab Corp. (The),
Jr. Sub. Notes, Series G	5.375(ff)	06/01/25(oo)		31,550	34,730,114
Jr. Sub. Notes, Series H	4.000(ff)	12/01/30(oo)		28,365	28,853,390
Sr. Unsec’d. Notes	3.450	02/13/26		8,855	9,599,034
Citigroup Global Markets Holdings, Inc.,
Gtd. Notes, GMTN	3.500(cc)	06/12/24		42,866	45,902,362
Clifford Capital Pte Ltd. (Singapore),
Gov’t. Gtd. Notes, EMTN	3.110	08/18/32		32,200	34,382,529
Credit Suisse International (United Kingdom),
Sub. Notes, Series F^	2.612(s)	12/15/21		2,397	2,393,982
Discover Financial Services,
Sr. Unsec’d. Notes	3.750	03/04/25		14,835	15,855,252
Eole Finance SPC (France),
Gtd. Notes	2.341	02/24/24		12,870	13,091,087

See Notes to Financial Statements.

PGIM Total Return Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes	4.418%	11/15/35	21,682	$26,401,023
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series 1A-1, 144A, 1 Month LIBOR + 2.830% (Cap N/A,, Floor 3.030%)^	3.030(c)	02/01/24	73,108	73,107,500
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%	2.356(c)	05/31/25	196,680	197,271,165
Jefferies Group LLC,
Sr. Unsec’d. Notes(a)	2.750	10/15/32	44,020	43,625,397
Sr. Unsec’d. Notes	6.500	01/20/43	820	1,145,001
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	16,055	16,446,963
Gtd. Notes, 144A	6.000	01/15/27	15,935	16,679,291
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	7,950	7,756,578
Gtd. Notes	5.375	11/15/29	202	216,020
Gtd. Notes	6.625	01/15/28	5,050	5,697,123
Gtd. Notes	6.875	03/15/25	550	614,937
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes, 144A	2.125	09/19/22	15,500	15,751,114
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A(a)	4.250	02/15/29	5,100	4,828,340
Penta Aircraft Leasing LLC,
U.S. Gov’t. Gtd. Notes	1.691	04/29/25	1,621	1,641,396
Peru Enhanced Pass-Through Finance Ltd. (Peru),
Pass-Through Certificates	1.924(s)	06/02/25	4,236	4,036,389
Postal Square LP,
U.S. Gov’t. Gtd. Notes	6.500	06/15/22	1,389	1,411,265
U.S. Gov’t. Gtd. Notes	8.950	06/15/22	2,978	3,060,166
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes	7.390	12/02/24	10,742	12,761,467
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A	0.550	07/30/24	9,000	8,899,395
U.S. Gov’t. Gtd. Notes, Series KK	3.550	01/15/24	2,564	2,715,432
U.S. Gov’t. Gtd. Notes, Series NN	3.250	06/15/25	3,595	3,841,239

				723,410,570

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 3.0%

Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes	3.625%	01/12/23	2,254	$2,333,820
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes	3.100	12/01/26	1,300	1,392,193
Sr. Unsec’d. Notes	3.750	12/01/47	5,595	6,411,038
Sr. Unsec’d. Notes	3.800	06/15/49	7,345	8,564,507
Sr. Unsec’d. Notes, Series M	3.650	04/01/50	7,206	8,284,420
Alabama Power Co.,
Sr. Unsec’d. Notes, Series B	3.700	12/01/47	18,040	20,732,983
Alexander Funding Trust,
Sr. Sec’d. Notes, 144A	1.841	11/15/23	95,000	96,381,860
Appalachian Power Co.,
Sr. Unsec’d. Notes	3.400	06/01/25	15,645	16,702,598
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.800	06/01/29	21,920	24,369,018
Caledonia Generating LLC,
Sr. Sec’d. Notes, 144A	1.950	02/28/34	21,873	21,422,185
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	1,575	1,595,082
Sr. Sec’d. Notes, 144A	5.250	06/01/26	336	345,636
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	23,192	22,549,533
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	41,875	41,026,509
Sr. Unsec’d. Notes, 144A	5.125	03/15/28	44,941	44,828,946
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage	3.950	03/01/48	6,685	8,093,782
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.950	03/01/30	26,025	27,081,397
Cleveland Electric Illuminating Co. (The),
Sr. Unsec’d. Notes, 144A	3.500	04/01/28	4,415	4,718,942
CMS Energy Corp.,
Jr. Sub. Notes	4.750(ff)	06/01/50	23,485	26,207,086
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45	2,665	3,054,213
First Mortgage(a)	4.000	03/01/48	4,510	5,416,538
First Mortgage	4.350	11/15/45	2,780	3,462,589
First Mortgage	6.450	01/15/38	690	1,004,522
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850	06/15/46	7,580	8,505,677
Sr. Unsec’d. Notes, Series C	4.300	12/01/56	2,920	3,561,407
Dominion Energy, Inc.,
Jr. Sub. Notes, Series B	4.650(ff)	12/15/24(oo)	23,040	24,556,958

See Notes to Financial Statements.

PGIM Total Return Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Dominion Energy, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.900%	10/01/25	3,590	$3,903,765
Sr. Unsec’d. Notes	4.250	06/01/28	6,200	6,998,743
Sr. Unsec’d. Notes, Series D	2.850	08/15/26	5,685	5,985,797
DTE Energy Co.,
Sr. Unsec’d. Notes	2.850	10/01/26	47,340	49,693,475
Duke Energy Carolinas LLC,
First Mortgage	3.950	03/15/48	6,745	7,933,755
First Mortgage	4.250	12/15/41	6,000	7,155,358
First Ref. Mortgage(h)	2.500	03/15/23	11,945	12,225,847
First Ref. Mortgage	3.750	06/01/45	3,045	3,454,851
First Ref. Mortgage	4.000	09/30/42	1,025	1,181,839
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	12,485	13,041,966
Duke Energy Progress LLC,
First Mortgage	4.100	03/15/43	2,410	2,833,920
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	750	988,630
Emera US Finance LP (Canada),
Gtd. Notes(a)	3.550	06/15/26	9,810	10,526,129
Gtd. Notes	4.750	06/15/46	12,270	14,758,416
Enel Finance International NV (Italy),
Gtd. Notes, 144A	1.875	07/12/28	2,530	2,482,455
Gtd. Notes, 144A	3.500	04/06/28	32,040	34,724,487
Entergy Arkansas LLC,
First Mortgage	3.050	06/01/23	1,200	1,236,473
Entergy Corp.,
Sr. Unsec’d. Notes	4.000	07/15/22	37,970	38,642,843
Entergy Louisiana LLC,
Collateral Trust	3.120	09/01/27	12,955	13,798,532
Collateral Trust	3.250	04/01/28	5,000	5,376,215
Collateral Trust	4.200	09/01/48	73,065	89,689,412
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	7.125	02/11/25	13,000	13,561,779
Sr. Unsec’d. Notes, 144A	7.125	02/11/25	21,602	22,535,504
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23	2,800	2,891,740
Evergy Kansas Central, Inc.,
First Mortgage	3.450	04/15/50	33,000	36,142,239
Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150	01/15/25	5,370	5,663,468
Exelon Corp.,
Sr. Unsec’d. Notes	4.700	04/15/50	9,450	12,175,826

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350%	01/15/25	9,188	$9,951,837
Sr. Unsec’d. Notes, 144A	5.450	07/15/44	815	1,029,434
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10,130	11,960,627
First Mortgage	3.950	03/01/48	8,210	10,072,499
Fortis, Inc. (Canada),
Sr. Unsec’d. Notes	3.055	10/04/26	25,625	26,973,695
Georgia Power Co.,
Sr. Unsec’d. Notes, Series 10-C	4.750	09/01/40	1,050	1,270,006
Gulf Power Co.,
Sr. Unsec’d. Notes, Series A	3.300	05/30/27	9,415	10,168,403
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.250	04/15/26	25	31,979
Local Gov’t. Gtd. Notes	8.250	04/15/26	5	6,426
Local Gov’t. Gtd. Notes	8.250	01/15/27	11	14,436
Local Gov’t. Gtd. Notes	8.500	12/01/29	60	87,488
Local Gov’t. Gtd. Notes	8.625	06/15/29	130	186,598
Local Gov’t. Gtd. Notes, MTN	8.910	11/18/24	565	690,114
Local Gov’t. Gtd. Notes, MTN	9.500	04/30/27	170	239,266
Local Gov’t. Gtd. Notes, Series B, MTN	8.400	03/28/25	3,031	3,712,267
Local Gov’t. Gtd. Notes, Series GH	8.250	04/15/26	516	665,654
Local Gov’t. Gtd. Notes, Series GQ	8.250	01/15/27	4,670	6,182,483
Local Gov’t. Gtd. Notes, Series HE	8.625	06/15/29	18,767	27,068,182
Local Gov’t. Gtd. Notes, Series HH	8.500	12/01/29	15,025	22,130,969
Local Gov’t. Gtd. Notes, Series HK	9.375	04/15/30	7,800	12,070,594
Local Gov’t. Gtd. Notes, Series HQ	9.500	11/15/30	29,009	46,412,562
Local Gov’t. Gtd. Notes, Series HY	8.400	01/15/22	3,956	4,019,636
Local Gov’t. Gtd. Notes, Series IO	8.050	07/07/24	1,940	2,288,633
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	15	20,387
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes, Series J	3.200	03/15/23	475	488,677
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.950	11/10/21	3,500	3,504,363
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	3.250	12/01/24	7,850	8,315,133
Sr. Unsec’d. Notes	4.100	09/26/28	3,260	3,690,821
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	4.250	05/01/30	6,350	7,052,092
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	30,810	34,359,005

See Notes to Financial Statements.

PGIM Total Return Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Israel Electric Corp. Ltd. (Israel), (cont’d.)
Sr. Sec’d. Notes, 144A, Series 6	5.000%	11/12/24		6,500	$7,145,844
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes	4.626	01/15/42		1,321	1,566,922
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/19/22		2,000	2,041,404
Landsvirkjun (Iceland),
Gov’t. Gtd. Notes, EMTN	0.000(cc)	07/24/26	EUR	19,850	22,676,050
Louisville Gas & Electric Co.,
First Mortgage	4.250	04/01/49		15,000	18,571,715
MidAmerican Energy Co.,
First Mortgage(a)	4.250	07/15/49		1,865	2,346,901
Nevada Power Co.,
General Ref. Mortgage	5.375	09/15/40		500	650,840
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.900	04/01/22		25,835	26,107,725
Gtd. Notes(a)	4.800(ff)	12/01/77		12,235	13,695,585
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28		825	874,901
Gtd. Notes	6.625	01/15/27		3,051	3,171,017
Gtd. Notes, 144A	3.375	02/15/29		875	855,530
Gtd. Notes, 144A(a)	3.625	02/15/31		2,300	2,240,123
Gtd. Notes, 144A	3.875	02/15/32		3,750	3,674,797
Gtd. Notes, 144A	5.250	06/15/29		12,110	12,879,606
Oglethorpe Power Corp.,
First Mortgage	3.750	08/01/50		31,000	33,949,591
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes	2.950	04/01/25		5,995	6,327,682
Pacific Gas & Electric Co.,
First Mortgage(a)	4.550	07/01/30		22,381	24,379,636
First Mortgage	4.950	07/01/50		5,000	5,535,935
PacifiCorp,
First Mortgage(a)	2.700	09/15/30		10,355	10,760,649
First Mortgage	3.300	03/15/51		4,510	4,781,346
First Mortgage(a)	3.350	07/01/25		9,960	10,631,595
PECO Energy Co.,
First Ref. Mortgage	4.800	10/15/43		6,449	8,240,065
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	7,000	8,628,809
Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	8,854	9,951,558
PG&E Corp.,
Sr. Sec’d. Notes	5.000	07/01/28		50	51,980

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

PG&E Corp., (cont’d.)
Sr. Sec’d. Notes	5.250%	07/01/30		50	$52,255
PPL Electric Utilities Corp.,
First Mortgage	4.150	06/15/48		8,855	11,044,695
Progress Energy, Inc.,
Sr. Unsec’d. Notes	3.150	04/01/22		4,000	4,017,559
Public Service Co. of Colorado,
First Mortgage	4.100	06/15/48		2,945	3,615,738
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN(a)	3.650	09/01/42		1,990	2,244,834
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	2.650	11/15/22		22,110	22,541,949
Puget Sound Energy, Inc.,
First Mortgage	4.223	06/15/48		11,280	13,749,074
Sr. Sec’d. Notes	4.434	11/15/41		2,550	3,027,904
Rochester Gas & Electric Corp.,
First Mortgage, 144A	3.100	06/01/27		17,545	18,739,721
San Diego Gas & Electric Co.,
First Mortgage	5.350	05/15/40		9,512	12,640,926
First Mortgage, Series RRR	3.750	06/01/47		1,665	1,908,853
Sempra Energy,
Sr. Unsec’d. Notes(a)	3.400	02/01/28		28,195	30,328,247
Sr. Unsec’d. Notes	3.800	02/01/38		20,485	22,670,516
Southern California Edison Co.,
First Ref. Mortgage, Series B(a)	2.400	02/01/22		5,165	5,173,133
Southern Power Co.,
Sr. Unsec’d. Notes	5.150	09/15/41		725	892,805
State Grid Europe Development 2014 PLC (China),
Gtd. Notes, Series A	1.500	01/26/22	EUR	5,600	6,495,463
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN	2.750	05/04/22		7,750	7,823,430
Tampa Electric Co.,
Sr. Unsec’d. Notes	4.450	06/15/49		4,755	6,064,475
Union Electric Co.,
Sr. Sec’d. Notes	2.950	06/15/27		6,045	6,410,607
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		92,575	97,175,453
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27		37,011	37,895,702
Gtd. Notes, 144A	5.500	09/01/26		500	514,726
Gtd. Notes, 144A	5.625	02/15/27		17,900	18,445,097
Sr. Sec’d. Notes, 144A	3.550	07/15/24		4,000	4,168,788

See Notes to Financial Statements.

PGIM Total Return Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Vistra Operations Co. LLC, (cont’d.)
Sr. Sec’d. Notes, 144A	3.700%	01/30/27	1,800	$1,873,630
Sr. Unsec’d. Notes, 144A	4.375	05/01/29	26,000	25,670,362
Wisconsin Power & Light Co.,
Sr. Unsec’d. Notes	3.650	04/01/50	5,445	6,274,616

				1,720,069,533

Electrical Components & Equipment 0.0%
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	7,915	8,420,380
Gtd. Notes, 144A	7.250	06/15/28	7,895	8,716,254

				17,136,634

Electronics 0.1%
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22	2,900	3,000,972
Sensata Technologies BV,
Gtd. Notes, 144A	4.875	10/15/23	295	312,906
Gtd. Notes, 144A	5.000	10/01/25	11,275	12,348,988
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	50	49,450
SYNNEX Corp.,
Sr. Unsec’d. Notes, 144A	1.750	08/09/26	20,000	19,606,133

				35,318,449

Energy-Alternate Sources 0.0%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A	6.500	01/15/26	100	103,411

Engineering & Construction 0.1%
AECOM,
Gtd. Notes(a)	5.125	03/15/27	13,012	14,355,456
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A(a)	4.250	10/27/27	2,275	2,199,496
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47	10,000	10,157,833
Sr. Sec’d. Notes, 144A	3.875	04/30/28	9,000	9,320,082
Sr. Sec’d. Notes, 144A	4.250	10/31/26	4,524	4,838,438
Sr. Sec’d. Notes, 144A(a)	5.500	10/31/46	1,425	1,446,425
Sr. Sec’d. Notes, 144A(a)	5.500	07/31/47	10,000	10,157,833

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)
Promontoria Holding 264 BV (Netherlands),
Sr. Sec’d. Notes(a)	6.750%	08/15/23	EUR	7,300	$8,419,554

					60,895,117

Entertainment 0.2%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		15,720	15,629,349
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		10,120	10,652,443
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 6.250%	10.750	11/01/23(d)	EUR	3,730	2,691,958
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 7.125%	11.625	11/01/23(d)		1,036	694,000
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	7,370	9,262,941
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	1,918	2,381,273
Sr. Sec’d. Notes, 144A, Cash coupon 4.500% and PIK 7.125%	11.625	11/01/23(d)		10,182	6,823,391
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes	4.875	02/28/47	GBP	2,714	3,723,009
Sec’d. Notes	6.500	08/28/26	GBP	1,175	1,677,839
Sec’d. Notes, 144A	4.875	02/28/47	GBP	2,550	3,498,037
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.625	04/15/26		8,900	9,349,292
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29		500	526,180
Sr. Sec’d. Notes, 144A	6.250	01/15/27		8,150	9,180,062
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27		9,900	9,995,723
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A	4.125	07/01/29		3,400	3,333,658
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A	5.625	09/01/29		2,000	2,037,492
Gtd. Notes, 144A	5.875	09/01/31		3,525	3,595,613
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26		17,315	18,374,647
Gtd. Notes, 144A	8.625	07/01/25		3,273	3,537,761
Sr. Sec’d. Notes, 144A	5.000	10/15/25		9,475	9,761,705

See Notes to Financial Statements.

PGIM Total Return Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750%	04/15/25		4,225	$4,451,494

					131,177,867

Environmental Control 0.0%
Madison IAQ LLC,
Sr. Unsec’d. Notes, 144A	5.875	06/30/29		950	942,734

Foods 1.4%
Ahold Finance USA LLC (Netherlands),
Gtd. Notes	6.875	05/01/29		17,470	22,953,537
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	02/15/23		10,000	10,179,104
Gtd. Notes, 144A	3.500	03/15/29		475	468,127
Gtd. Notes, 144A	5.875	02/15/28		3,935	4,185,894
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27		3,250	3,334,623
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	257,200	337,141,599
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A(a)	4.000	02/16/27	GBP	81,400	105,037,846
Campbell Soup Co.,
Sr. Unsec’d. Notes(a)	3.125	04/24/50		11,730	11,648,721
Cencosud SA (Chile),
Gtd. Notes, 144A	4.375	07/17/27		3,835	4,074,229
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes	7.500	07/08/26	GBP	5,910	9,475,088
JBS USA Food Co.,
Gtd. Notes, 144A	5.750	01/15/28		10,500	10,962,286
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.750	02/15/28		1,300	1,403,000
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29		25,458	28,268,461
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		13,075	14,317,125
Kraft Heinz Foods Co.,
Gtd. Notes	3.000	06/01/26		20,540	21,425,981
Gtd. Notes	4.375	06/01/46		27,652	32,274,263

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Kraft Heinz Foods Co., (cont’d.)
Gtd. Notes	4.625%	10/01/39	11,930	$13,977,382
Gtd. Notes	4.875	10/01/49	9,966	12,362,165
Gtd. Notes	5.000	07/15/35	3,204	3,940,138
Gtd. Notes	5.200	07/15/45	11,095	14,085,299
Kroger Co. (The),
Sr. Unsec’d. Notes	2.950	11/01/21	18,925	18,925,000
Sr. Unsec’d. Notes	3.875	10/15/46	5,820	6,572,322
Sr. Unsec’d. Notes	4.450	02/01/47	800	974,152
Mars, Inc.,
Gtd. Notes, 144A	3.875	04/01/39	14,850	17,297,996
Gtd. Notes, 144A	4.200	04/01/59	12,865	16,550,203
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	4.250	04/15/31	13,000	13,718,367
Gtd. Notes, 144A	5.875	09/30/27	6,575	6,929,856
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	50	50,300
Gtd. Notes, 144A	5.500	12/15/29	58	61,685
Gtd. Notes, 144A(a)	5.625	01/15/28	500	521,684
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	5,220	5,123,435
Tyson Foods, Inc.,
Sr. Unsec’d. Notes(a)	5.100	09/28/48	27,758	37,627,581
Sr. Unsec’d. Notes	5.150	08/15/44	2,615	3,429,951

				789,297,400

Forest Products & Paper 0.0%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes	7.375	12/01/25	3,697	4,556,042
International Paper Co.,
Sr. Unsec’d. Notes(a)	5.000	09/15/35	4,350	5,384,996
Sr. Unsec’d. Notes	7.300	11/15/39	1,320	2,034,361

Inversiones CMPC S.A. Branch (Chile),
Gtd. Notes, 144A(a)	4.500	04/25/22	6,200	6,237,436

				18,212,835

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	3,088	3,352,012
Sr. Unsec’d. Notes	5.625	05/20/24	5,440	5,882,536
Sr. Unsec’d. Notes	5.750	05/20/27	19,968	22,344,219
Sr. Unsec’d. Notes	5.875	08/20/26	13,975	15,606,315

See Notes to Financial Statements.

PGIM Total Return Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Gas (cont’d.)

CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes(a)	5.850%	01/15/41		1,130	$1,562,079
NiSource, Inc.,
Sr. Unsec’d. Notes	3.600	05/01/30		11,180	12,193,081
Sr. Unsec’d. Notes	4.375	05/15/47		12,940	15,661,207
Sr. Unsec’d. Notes	4.800	02/15/44		3,815	4,753,610
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		15,235	16,453,542
Southern California Gas Co.,
First Mortgage, Series VV	4.300	01/15/49		9,350	11,704,807
Sr. Sec’d. Notes, Series UU	4.125	06/01/48		5,260	6,406,374
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		2,700	3,155,465

					119,075,247

Healthcare-Products 0.6%
Abbott Laboratories,
Sr. Unsec’d. Notes	4.900	11/30/46		1,795	2,494,150
Avantor Funding, Inc.,
Sr. Sec’d. Notes, 144A	2.625	11/01/25	EUR	13,350	15,779,833
DH Europe Finance II Sarl,
Gtd. Notes(a)	1.350	09/18/39	EUR	50,715	59,521,246
Medtronic Global Holdings SCA,
Gtd. Notes	1.375	10/15/40	EUR	26,375	31,087,546
Gtd. Notes	1.625	03/07/31	EUR	2,720	3,399,500
Gtd. Notes	1.625	10/15/50	EUR	24,085	29,304,131
Gtd. Notes	2.250	03/07/39	EUR	10,445	14,054,427
Medtronic, Inc.,
Gtd. Notes	3.500	03/15/25		3,722	4,013,237
Mozart Debt Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		17,750	17,664,701
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		11,175	11,358,123
Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	16,050	20,305,746
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes(a)	4.133	03/25/25		6,565	7,165,410
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	25,100	29,699,095
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	16,825	20,711,158

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)

Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.425%	12/13/26	EUR	35,000	$44,015,708

					310,574,011

Healthcare-Services 1.6%
Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.387	10/15/49		8,685	9,807,679
Sr. Unsec’d. Notes	4.272	08/15/48		12,775	16,393,212
Unsec’d. Notes, Series 2020	2.211	06/15/30		14,025	14,144,755
Unsec’d. Notes, Series 2020	3.008	06/15/50		23,620	24,642,684
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24		13,570	14,477,373
Sr. Unsec’d. Notes	4.500	05/15/42		4,540	5,433,861
Sr. Unsec’d. Notes	6.750	12/15/37		5,365	7,886,984
Anthem, Inc.,
Sr. Unsec’d. Notes	2.875	09/15/29		10,600	11,122,825
Sr. Unsec’d. Notes	3.650	12/01/27		4,825	5,294,474
Sr. Unsec’d. Notes	4.101	03/01/28		7,840	8,811,077
Sr. Unsec’d. Notes	4.650	01/15/43		1,650	2,040,759
Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46		3,020	3,759,990
Sr. Unsec’d. Notes, Series B(a)	2.532	11/15/29		29,625	30,894,105
Sr. Unsec’d. Notes, Series B	3.106	11/15/39		4,680	5,041,277
BayCare Health System, Inc.,
Sr. Unsec’d. Notes, Series 2020	3.831	11/15/50		14,365	17,509,398
Centene Corp.,
Sr. Unsec’d. Notes(a)	4.250	12/15/27		3,235	3,388,750
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31		50	47,395
Gtd. Notes, 144A	4.625	06/01/30		6,845	6,884,122
Hackensack Meridian Health, Inc.,
Sec’d. Notes, Series 2020	2.675	09/01/41		40,545	40,239,368
HCA, Inc.,
Gtd. Notes	3.500	09/01/30		13,975	14,715,098
Gtd. Notes	5.375	02/01/25		11,497	12,789,405
Gtd. Notes(a)	5.375	09/01/26		2,483	2,827,063
Gtd. Notes	5.875	02/15/26		323	367,885
Gtd. Notes	7.500	11/06/33		20,412	29,268,542
Gtd. Notes, MTN	7.750	07/15/36		20,400	28,548,721
Sr. Sec’d. Notes	4.750	05/01/23		2,204	2,329,604
Sr. Sec’d. Notes	5.125	06/15/39		16,905	20,926,615

See Notes to Financial Statements.

PGIM Total Return Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA, Inc., (cont’d.)
Sr. Sec’d. Notes	5.250%	06/15/49		15,455	$19,970,965
Humana, Inc.,
Sr. Unsec’d. Notes	3.950	03/15/27		6,745	7,427,444
Sr. Unsec’d. Notes	4.875	04/01/30		100,000	118,366,889
Indiana University Health, Inc. Obligated Group, Sec’d. Notes	3.970	11/01/48		10,475	12,550,503
IQVIA, Inc.,
Gtd. Notes, 144A	2.250	01/15/28	EUR	25,700	29,632,756
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47		15,275	18,974,591
Gtd. Notes, Series 2019	3.266	11/01/49		21,296	23,213,672
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.250	09/01/24		14,680	15,502,860
Sr. Unsec’d. Notes(a)	3.600	09/01/27		9,765	10,598,236
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	6.750	04/15/25		5,437	5,708,878
Mayo Clinic, Unsec’d. Notes, Series 2016	4.128	11/15/52		8,312	10,720,758
MEDNAX, Inc., Gtd. Notes, 144A	6.250	01/15/27		2,311	2,425,854
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.125	07/01/52		675	857,934
Methodist Hospital (The),
Unsec’d. Notes, Series 20A	2.705	12/01/50		32,095	31,590,222
MidMichigan Health,
Sec’d. Notes, Series 2020(a)	3.409	06/01/50		17,745	19,349,400
Montefiore Obligated Group,
Unsec’d. Notes	4.287	09/01/50		8,570	8,984,858
New York & Presbyterian Hospital (The),
Unsec’d. Notes(a)	4.763	08/01/2116		3,615	5,225,901
Unsec’d. Notes, Series 2019	3.954	08/01/2119		14,835	18,130,815
NYU Langone Hospitals,
Sec’d. Notes	4.784	07/01/44		6,375	8,236,975
Orlando Health Obligated Group,
Sr. Unsec’d. Notes	3.327	10/01/50		9,850	10,606,353
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	3.218	11/15/50		17,845	18,941,687
Providence St Joseph Health Obligated Group,
Unsec’d. Notes, Series I	3.744	10/01/47		2,900	3,358,764
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.950	06/30/30		13,180	13,819,751

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Quest Diagnostics, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.500%	03/30/25	8,005	$8,537,083
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	22,874	24,022,341
Sec’d. Notes, 144A	6.250	02/01/27	23,070	23,960,648
Sr. Sec’d. Notes, 144A	4.625	06/15/28	1,730	1,800,620
Sr. Sec’d. Notes, 144A	4.875	01/01/26	6,465	6,647,598
Sr. Sec’d. Notes, 144A	5.125	11/01/27	35,759	37,387,761
Sr. Unsec’d. Notes	6.750	06/15/23	2,275	2,444,605
Texas Health Resources,
Sec’d. Notes	4.330	11/15/55	3,450	4,565,794
Sec’d. Notes, Series 2019	3.372	11/15/51	2,250	2,481,217
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	2.750	05/15/40	14,785	14,849,075
Sr. Unsec’d. Notes	3.375	04/15/27	19,080	20,821,274
Sr. Unsec’d. Notes	4.375	03/15/42	615	753,752
Sr. Unsec’d. Notes(a)	4.625	07/15/35	5,475	6,781,279
Sr. Unsec’d. Notes	4.625	11/15/41	1,725	2,172,251
Sr. Unsec’d. Notes	5.700	10/15/40	185	258,772
Sr. Unsec’d. Notes	5.800	03/15/36	669	921,972
Willis-Knighton Medical Center,
Sec’d. Notes, Series 2018(a)	4.813	09/01/48	3,060	3,975,041

				916,170,170

Holding Companies-Diversified 0.0%
CITIC Ltd. (China),
Sr. Unsec’d. Notes, EMTN	6.800	01/17/23	1,800	1,918,633
CK Hutchison International 17 Ltd. (United Kingdom),
Gtd. Notes, 144A(a)	2.875	04/05/22	14,200	14,332,161
Hutchison Whampoa International 11 Ltd. (United Kingdom),
Gtd. Notes	4.625	01/13/22	2,233	2,250,256

				18,501,050

Home Builders 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	4.625	08/01/29	4,675	4,656,721
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	1,775	1,752,039
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	2,000	2,089,690

See Notes to Financial Statements.

PGIM Total Return Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc., (cont’d.)
Gtd. Notes	6.750%	03/15/25		59	$60,918
Gtd. Notes	7.250	10/15/29		1,400	1,529,730
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30		1,000	1,002,969
Gtd. Notes, 144A	6.250	09/15/27		1,525	1,591,700
Sr. Unsec’d. Notes, 144A	5.000	06/15/29		6,025	6,066,021
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27		5,575	5,924,669
Gtd. Notes, 144A	3.875	08/15/29		1,150	1,148,003
KB Home,
Gtd. Notes	4.000	06/15/31		3,200	3,252,411
Gtd. Notes	4.800	11/15/29		50	53,946
Lennar Corp.,
Gtd. Notes	5.250	06/01/26		50	56,860
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30		50	50,748
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25		4,300	4,816,901
PulteGroup, Inc.,
Gtd. Notes	5.500	03/01/26		7,476	8,592,520
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26		500	526,320
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28		6,683	7,354,381
Gtd. Notes, 144A	5.875	06/15/27		8,150	9,148,229
Gtd. Notes, 144A	6.625	07/15/27		12,490	13,177,595
Sr. Unsec’d. Notes, 144A	5.125	08/01/30		2,855	3,040,233

					75,892,604

Household Products/Wares 0.1%
Reckitt Benckiser Treasury Services PLC (United Kingdom),
Gtd. Notes, 144A	2.750	06/26/24		44,410	46,247,451
Spectrum Brands, Inc.,
Gtd. Notes	5.750	07/15/25		43	44,094
Gtd. Notes, 144A	4.000	10/01/26	EUR	15,000	17,645,160

					63,936,705

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Housewares 0.0%

Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.700%	04/01/26		20,095	$22,012,233
Scotts Miracle-Gro Co. (The),
Gtd. Notes	5.250	12/15/26		52	53,581
Gtd. Notes, 144A	4.375	02/01/32		1,800	1,810,242

					23,876,056

Insurance 0.7%

American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	46,400	57,079,770
Sr. Unsec’d. Notes	3.875	01/15/35		500	559,231
Sr. Unsec’d. Notes	3.900	04/01/26		26,880	29,506,950
Sr. Unsec’d. Notes	4.125	02/15/24		280	299,778
Sr. Unsec’d. Notes	4.375	01/15/55		4,360	5,462,401
Sr. Unsec’d. Notes	4.500	07/16/44		2,449	2,987,163
Arch Capital Finance LLC,
Gtd. Notes	5.031	12/15/46		6,475	8,586,463
Arch Capital Group US, Inc.,
Gtd. Notes	5.144	11/01/43		2,250	2,956,586
Berkshire Hathaway Finance Corp.,
Gtd. Notes	2.850	10/15/50		9,400	9,426,965
Gtd. Notes	4.300	05/15/43		4,365	5,326,234
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.900	05/01/29		16,610	18,419,329
Sr. Unsec’d. Notes	3.950	05/15/24		18,435	19,650,261
Sr. Unsec’d. Notes	4.500	03/01/26		12,000	13,376,203
Everest Reinsurance Holdings, Inc.,
Sr. Unsec’d. Notes	3.500	10/15/50		27,295	29,084,981
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		480	568,234
Sr. Unsec’d. Notes	5.950	10/15/36		755	1,022,486
Sr. Unsec’d. Notes	6.100	10/01/41		995	1,410,622
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	18,848,537
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60		26,250	29,731,902
Gtd. Notes, 144A	3.951	10/15/50		13,748	15,565,929
Gtd. Notes, 144A	4.569	02/01/29		1,675	1,931,744
Lincoln National Corp.,
Sr. Unsec’d. Notes	3.050	01/15/30		10,985	11,586,105
Sr. Unsec’d. Notes	6.300	10/09/37		3,930	5,529,482

See Notes to Financial Statements.

PGIM Total Return Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Lincoln National Corp., (cont’d.)
Sr. Unsec’d. Notes	7.000%	06/15/40		6,700	$10,241,836
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43		300	364,948
Sr. Unsec’d. Notes	5.000	04/05/46		7,530	9,785,016
Sr. Unsec’d. Notes	5.000	05/20/49		14,057	18,335,330
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A	3.625	09/30/59		758	844,028
Principal Financial Group, Inc.,
Gtd. Notes	4.300	11/15/46		7,190	8,854,755
Gtd. Notes	4.350	05/15/43		3,100	3,749,456
Gtd. Notes	4.625	09/15/42		275	342,264
Progressive Corp. (The),
Jr. Sub. Notes, Series B	5.375(ff)	03/15/23(oo)		15,110	15,542,105
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes	7.000	07/15/34		525	715,976
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.900	09/15/44		16,598	21,720,259
Sub. Notes, 144A	6.850	12/16/39		325	488,448
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22		2,675	2,712,375
Willis North America, Inc.,
Gtd. Notes	3.600	05/15/24		20,670	21,876,267

					404,490,419

Internet 0.1%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27		200	194,640
Expedia Group, Inc.,
Gtd. Notes(a)	2.950	03/15/31		27,000	27,240,586
United Group BV (Netherlands),
Sr. Sec’d. Notes	4.875	07/01/24	EUR	7,900	9,235,140

					36,670,366

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Iron/Steel 0.2%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29		40	$43,475
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes	1.375	03/03/22	EUR	96,900	112,123,721

					112,167,196

Lodging 0.2%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32		20,150	19,674,999
Gtd. Notes, 144A(a)	3.750	05/01/29		6,100	6,120,547
Gtd. Notes, 144A	5.750	05/01/28		50	53,724
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes(a)	3.900	08/08/29		2,250	2,280,651
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series GG	3.500	10/15/32		17,030	17,996,367
Sr. Unsec’d. Notes, Series R	3.125	06/15/26		37,700	39,908,493
MGM Resorts International,
Gtd. Notes	4.625	09/01/26		500	522,159
Gtd. Notes	4.750	10/15/28		6,300	6,552,773
Gtd. Notes(a)	5.500	04/15/27		2,732	2,942,965
Gtd. Notes	6.750	05/01/25		3,050	3,217,199
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.125	08/08/25		10,815	11,492,098
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.500	01/15/26		13,500	12,728,852

					123,490,827

Machinery-Construction & Mining 0.0%

Caterpillar, Inc.,
Sr. Unsec’d. Notes(a)	2.600	04/09/30		15,115	15,842,104

Machinery-Diversified 0.3%

TK Elevator Holdco GmbH (Germany),
Sr. Unsec’d. Notes	6.625	07/15/28	EUR	28,716	34,751,376
Sr. Unsec’d. Notes, 144A	6.625	07/15/28	EUR	24,930	30,169,340
TK Elevator Midco GmbH (Germany),
Sr. Sec’d. Notes, 3 Month EURIBOR + 4.750%
(Cap N/A, Floor 4.750%)	4.750(c)	07/15/27	EUR	24,306	28,308,469
Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	43,500	51,755,178

See Notes to Financial Statements.

PGIM Total Return Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950%	09/15/28	11,817	$13,562,919

				158,547,282

Media 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	4.500	05/01/32	18,200	18,351,204
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	12,250	12,189,985
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	3,975	3,858,056
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	4,675	4,664,317
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	11,025	11,395,764
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	22,933	24,647,525
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	17,056	17,614,349
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.700	04/01/51	91,756	89,939,811
Sr. Sec’d. Notes	3.900	06/01/52	15,490	15,652,411
Sr. Sec’d. Notes	4.800	03/01/50	28,253	32,052,397
Sr. Sec’d. Notes	5.125	07/01/49	40,050	47,492,777
Sr. Sec’d. Notes	5.375	04/01/38	6,070	7,292,725
Sr. Sec’d. Notes	5.375	05/01/47	26,899	32,560,697
Sr. Sec’d. Notes	5.750	04/01/48	27,908	35,621,662
Sr. Sec’d. Notes	6.384	10/23/35	7,110	9,236,828
Sr. Sec’d. Notes	6.484	10/23/45	4,326	5,958,029
Sr. Sec’d. Notes	6.834	10/23/55	7,580	11,239,593
Comcast Corp.,
Gtd. Notes(a)	3.450	02/01/50	18,790	20,261,991
Gtd. Notes	3.969	11/01/47	16	18,453
Gtd. Notes	4.150	10/15/28	35,692	40,713,083
Gtd. Notes	4.250	10/15/30	21,595	24,929,608
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	15,505	16,672,062
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	6,510	5,927,099
Gtd. Notes, 144A(a)	4.500	11/15/31	2,500	2,425,711
Gtd. Notes, 144A	5.375	02/01/28	208	214,373
Gtd. Notes, 144A	5.500	04/15/27	10,500	10,841,768
Sr. Unsec’d. Notes	6.750	11/15/21	50	50,059
Sr. Unsec’d. Notes, 144A(a)	4.625	12/01/30	8,450	7,744,039
Sr. Unsec’d. Notes, 144A	5.750	01/15/30	11,500	11,336,694
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	6,465	6,906,686

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625%	08/15/27		35,072	$10,489,318
Sr. Sec’d. Notes, 144A(a)	5.375	08/15/26		14,145	7,991,925
Discovery Communications LLC,
Gtd. Notes(a)	4.000	09/15/55		22,175	23,544,953
Gtd. Notes	5.200	09/20/47		22,906	28,641,309
Gtd. Notes	5.300	05/15/49		13,607	17,298,394
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23		50	51,738
Gtd. Notes	5.125	06/01/29		17,000	16,371,967
Gtd. Notes(a)	7.375	07/01/28		1,345	1,415,362
Gtd. Notes(a)	7.750	07/01/26		20,697	23,037,303
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26		50	51,625
iHeartCommunications, Inc.,
Sr. Sec’d. Notes	6.375	05/01/26		197	206,378
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27		67	69,657
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.500	09/15/28		367	367,252
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.875	03/15/26		5,170	5,289,502
Time Warner Cable LLC,
Sr. Sec’d. Notes	6.550	05/01/37		3,690	4,948,967
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25		10,700	10,891,658
Sr. Sec’d. Notes, 144A	6.625	06/01/27		50	54,113
ViacomCBS, Inc.,
Sr. Unsec’d. Notes	4.375	03/15/43		9,107	10,407,372
Sr. Unsec’d. Notes	5.850	09/01/43		7,535	10,279,195
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	5.000	04/15/27	GBP	23,479	33,176,481
Virgin Media Vendor Financing Notes III DAC (United Kingdom),
Gtd. Notes	4.875	07/15/28	GBP	10,800	14,836,491
Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875	01/15/30	EUR	4,748	5,476,092
Sr. Sec’d. Notes	4.250	01/15/27	EUR	70,030	82,878,300

					835,585,108

See Notes to Financial Statements.

PGIM Total Return Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mining 0.2%
Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750%	05/01/43		14,510	$20,156,430
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24		4,000	4,061,148
Gtd. Notes, 144A	6.875	03/01/26		2,898	3,014,904
Gtd. Notes, 144A	7.500	04/01/25		500	517,292
Freeport-McMoRan, Inc.,
Gtd. Notes	4.375	08/01/28		50	52,056
Gtd. Notes	4.550	11/14/24		50	54,041
New Gold, Inc. (Canada),
Gtd. Notes, 144A	6.375	05/15/25		59	60,623
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		50	51,959
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes(a)	3.500	11/08/22		3,108	3,192,965
Sr. Unsec’d. Notes(a)	6.750	04/16/40		6,498	9,036,188
Sr. Unsec’d. Notes	7.500	07/27/35		260	370,713
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	5.200	03/01/42		3,050	3,648,982
Sr. Unsec’d. Notes	5.400	02/01/43		1,000	1,236,970
Sr. Unsec’d. Notes	6.000	08/15/40		9,014	11,654,083
Sr. Unsec’d. Notes	6.125	10/01/35		23,727	30,657,492
Sr. Unsec’d. Notes(a)	6.250	07/15/41		1,162	1,555,346

					89,321,192

Miscellaneous Manufacturing 0.1%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27		500	521,113
Sr. Unsec’d. Notes, 144A	4.625	05/15/30		347	356,460
General Electric Co.,
Sr. Unsec’d. Notes, EMTN	4.208	12/06/21	SEK	28,000	3,271,274
Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29		1,300	1,480,378
Siemens Financieringsmaatschappij NV (Germany),
Gtd. Notes, 144A(a)	3.250	05/27/25		24,400	26,062,824
Textron, Inc.,
Sr. Unsec’d. Notes	4.000	03/15/26		3,775	4,134,169

					35,826,218

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National 0.5%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	7.375%	04/06/23	5,396	$5,914,845
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820	06/16/28	34,285	43,521,130
Sr. Unsec’d. Notes	6.220	08/15/27	4,120	5,182,168
Sr. Unsec’d. Notes	6.375	10/01/28	2,560	3,348,453
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23	17,745	18,162,438
Sr. Unsec’d. Notes(a)	3.250	02/11/22	8,405	8,469,005
Sr. Unsec’d. Notes	3.750	11/23/23	10,400	10,986,452
Sr. Unsec’d. Notes	4.375	06/15/22	16,587	16,973,395
European Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, EMTN	0.500	12/19/22	1,000	996,874
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.000% (Cap 2.590%, Floor 0.000%)	0.251(c)	12/29/26	3,500	3,382,733
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.250% (Cap 2.000%, Floor 0.000%)	0.375(c)	02/16/24	6,838	6,808,502
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25	14,240	17,219,645
Sr. Unsec’d. Notes	7.000	06/15/25	4,414	5,337,118
Sr. Unsec’d. Notes, EMTN	0.500	04/17/23	2,000	1,993,855
Unsec’d. Notes	6.950	08/01/26	2,000	2,478,345
Unsec’d. Notes, MTN	6.290	07/16/27	2,756	3,415,562
Unsec’d. Notes, MTN	6.750	07/15/27	13,630	17,149,172
International Bank for Reconstruction & Development (Supranational Bank),
Notes, EMTN	0.500	12/05/22	60,500	60,465,279
Notes, EMTN	0.500	02/07/23	9,000	8,961,424
Notes, MTN	1.237(s)	10/31/30	3,739	3,087,056
Sr. Unsec’d. Notes	2.812(cc)	06/30/34	8,591	7,363,515
Sr. Unsec’d. Notes, MTN	2.277(cc)	08/28/34	853	713,081
Sr. Unsec’d. Notes, MTN	3.213(cc)	07/31/34	4,605	3,876,748
Sr. Unsec’d. Notes, MTN	5.915(cc)	11/28/34	273	228,997
Unsec’d. Notes, MTN	3.448(s)	09/17/30	2,250	1,874,367
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	16,376	16,591,203

				274,501,362

See Notes to Financial Statements.

PGIM Total Return Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Office/Business Equipment 0.0%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250%	02/15/29	50	$50,693
Gtd. Notes	4.125	05/01/25	228	235,087

				285,780

Oil & Gas 2.7%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	14,625	15,705,447
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A(a)	2.875	01/15/26	3,834	4,004,224
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25	12,810	13,039,723
Gtd. Notes, 144A	8.375	07/15/26	9,701	10,917,676
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	15,411	15,910,856
Gtd. Notes, 144A	9.000	11/01/27	12,152	16,617,674
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	10,775	11,739,995
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	4.400	04/15/29	15,850	17,755,758
Sr. Unsec’d. Notes	5.250	06/15/37	29,438	35,390,354
Sr. Unsec’d. Notes(a)	5.400	06/15/47	14,665	18,379,713
Sr. Unsec’d. Notes	6.750	11/15/39	23,573	32,341,979
Sr. Unsec’d. Notes	6.800	09/15/37	6,150	8,337,411
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	2,950	3,087,549
Gtd. Notes, 144A	5.875	02/01/29	4,900	5,217,526
Chevron USA, Inc.,
Gtd. Notes	3.900	11/15/24	3,700	4,002,048
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A(a)	9.250	08/01/24	4,450	4,544,571
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	3,600	3,707,040
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	18,725	19,883,688
ConocoPhillips,
Gtd. Notes, 144A	3.750	10/01/27	8,965	9,867,239
Gtd. Notes, 144A(a)	4.300	08/15/28	8,889	10,175,835
Gtd. Notes, 144A	4.850	08/15/48	7,865	10,482,173
Gtd. Notes, 144A(a)	4.875	10/01/47	8,894	11,805,992
Continental Resources, Inc.,
Gtd. Notes(a)	3.800	06/01/24	12,160	12,773,488

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Continental Resources, Inc., (cont’d.)
Gtd. Notes(a)	4.500%	04/15/23	3,915	$4,072,788
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	10/15/25	500	511,648
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	14,172	17,912,930
Sr. Unsec’d. Notes, 144A	5.250	09/15/24	50	54,880
Sr. Unsec’d. Notes, 144A	5.250	10/15/27	113	119,863
Sr. Unsec’d. Notes, 144A	5.875	06/15/28	32	35,086
Sr. Unsec’d. Notes, 144A	8.250	08/01/23	500	555,128
Diamondback Energy, Inc.,
Gtd. Notes	3.250	12/01/26	56,435	59,682,464
Gtd. Notes	3.500	12/01/29	20,265	21,617,549
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes(a)	5.375	06/26/26	3,434	3,721,481
Sr. Unsec’d. Notes	5.875	09/18/23	60,641	65,129,792
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	10,493	11,013,647
Sr. Unsec’d. Notes, 144A	6.625	07/15/25	50	52,729
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24	27,964	28,519,742
Sr. Sec’d. Notes, 144A	4.875	03/30/26	13,471	13,704,664
Sr. Sec’d. Notes, 144A	5.375	03/30/28	8,300	8,404,099
Eni SpA (Italy),
Sr. Unsec’d. Notes, Series XR, 144A	4.000	09/12/23	4,275	4,509,802
EQT Corp.,
Sr. Unsec’d. Notes	3.900	10/01/27	50	53,304
Sr. Unsec’d. Notes	7.500	02/01/30	50	64,028
Equinor ASA (Norway),
Gtd. Notes	3.700	04/06/50	20,155	23,698,968
Gtd. Notes	4.250	11/23/41	9,026	11,091,126
Exxon Mobil Corp.,
Sr. Unsec’d. Notes(a)	3.452	04/15/51	57,465	63,712,635
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.950	07/19/22	500	513,997
Sr. Unsec’d. Notes, 144A	6.510	03/07/22	8,157	8,316,428
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	6,066	6,181,003
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	3,200	3,286,231
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	4,320	4,432,176
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A(a)	4.750	04/24/25	14,525	15,973,615

See Notes to Financial Statements.

PGIM Total Return Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
KazMunayGas National Co. JSC (Kazakhstan), (cont’d.)
Sr. Unsec’d. Notes, 144A	4.750%	04/19/27		3,000	$3,337,072
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	5.850	12/15/45		9,983	13,123,922
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	5.875	02/01/29		1,850	1,903,801
Gtd. Notes, 144A	7.125	02/01/27		8,860	9,309,156
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	4.920(s)	10/10/36		161,399	89,838,999
Sr. Unsec’d. Notes	6.200	03/15/40		4,200	5,081,739
Sr. Unsec’d. Notes(a)	6.450	09/15/36		12,600	16,057,187
Sr. Unsec’d. Notes	6.625	09/01/30		50	61,269
Sr. Unsec’d. Notes	6.950	07/01/24		1,541	1,734,762
Sr. Unsec’d. Notes	7.950	06/15/39		1,600	2,162,513
Ovintiv Exploration, Inc.,
Gtd. Notes(a)	5.375	01/01/26		35,890	39,922,270
Gtd. Notes	5.625	07/01/24		26,621	29,294,387
Ovintiv, Inc.,
Gtd. Notes(a)	6.500	08/15/34		9,845	13,228,304
Gtd. Notes	6.625	08/15/37		2,720	3,692,664
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875	05/03/22		10,861	11,068,649
Sr. Unsec’d. Notes, EMTN	5.625	05/20/43		2,155	2,592,248
Petrobras Global Finance BV (Brazil),
Gtd. Notes(a)	5.093	01/15/30		11,124	11,355,570
Gtd. Notes(a)	5.600	01/03/31		33,282	34,867,461
Gtd. Notes	6.625	01/16/34	GBP	22,380	34,409,995
Gtd. Notes	7.250	03/17/44		2,400	2,618,442
Gtd. Notes	7.375	01/17/27		18,600	21,815,452
Gtd. Notes, EMTN	6.250	12/14/26	GBP	1,000	1,519,142
Petroleos Mexicanos (Mexico),
Gtd. Notes	2.500	11/24/22	EUR	14,500	17,023,668
Gtd. Notes	3.500	01/30/23		8,103	8,206,149
Gtd. Notes	4.750	02/26/29	EUR	14,826	16,954,700
Gtd. Notes	5.350	02/12/28		8,849	8,832,428
Gtd. Notes	6.350	02/12/48		40,644	34,623,083
Gtd. Notes	6.490	01/23/27		22,735	24,192,601
Gtd. Notes	6.500	03/13/27		38,109	40,624,196
Gtd. Notes(a)	6.500	01/23/29		19,625	20,433,930
Gtd. Notes	6.625	06/15/35		2,920	2,824,171
Gtd. Notes	6.625	06/15/38		10,676	9,943,745
Gtd. Notes	6.840	01/23/30		13,189	13,779,744

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes	9.500%	09/15/27		1,590	$1,875,544
Gtd. Notes, EMTN	1.875	04/21/22	EUR	5,800	6,744,869
Gtd. Notes, EMTN	3.750	02/21/24	EUR	29,100	34,648,788
Gtd. Notes, EMTN	3.750	11/16/25	GBP	4,120	5,459,879
Gtd. Notes, EMTN	4.875	02/21/28	EUR	39,310	45,731,137
Gtd. Notes, EMTN	5.125	03/15/23	EUR	1,600	1,940,405
Gtd. Notes, EMTN	8.250	06/02/22	GBP	2,753	3,893,837
Gtd. Notes, MTN	4.625	09/21/23		5,650	5,828,614
Gtd. Notes, MTN(a)	6.750	09/21/47		42,343	37,274,115
Gtd. Notes, MTN	6.875	08/04/26		9,235	10,085,286
U.S. Gov’t. Gtd. Notes, 3 Month LIBOR + 0.430%	0.555(c)	02/15/24		5,500	5,505,841
U.S. Gov’t. Gtd. Notes	1.950	12/20/22		1,881	1,848,236
Phillips 66,
Gtd. Notes	2.150	12/15/30		2,150	2,079,009
Gtd. Notes	4.650	11/15/34		2,965	3,497,888
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes(a)	1.900	08/15/30		17,245	16,405,616
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A(a)	1.375	09/12/26		22,400	22,114,706
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		22,410	22,747,875
Range Resources Corp.,
Gtd. Notes(a)	9.250	02/01/26		13,320	14,422,908
Reliance Industries Ltd. (India),
Sr. Unsec’d. Notes, 144A(a)	5.400	02/14/22		4,773	4,830,986
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26		4,450	3,587,083
Gtd. Notes, 144A	8.000	02/01/27		9,750	7,454,621
Valero Energy Corp.,
Sr. Unsec’d. Notes	3.400	09/15/26		26,215	28,032,710
Sr. Unsec’d. Notes(a)	4.000	04/01/29		7,585	8,324,638

					1,513,397,772

Oil & Gas Services 0.0%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes(a)	4.486	05/01/30		15,000	17,351,705
Cameron International Corp.,
Gtd. Notes	5.950	06/01/41		2,775	3,570,221

					20,921,926

See Notes to Financial Statements.

PGIM Total Return Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.1%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000%	06/30/27	EUR	22,000	$26,148,100
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	42,000	49,919,099
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125	08/15/26		500	510,126
Sr. Unsec’d. Notes, 144A	5.250	08/15/27		365	364,135
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28		120	123,456
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25		1,200	1,317,112
Gtd. Notes, 144A	6.625	05/13/27		500	533,954

					78,915,982

Pharmaceuticals 2.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.200	11/06/22		1,112	1,136,763
Sr. Unsec’d. Notes	3.450	03/15/22		1,300	1,308,024
Sr. Unsec’d. Notes	3.600	05/14/25		14,395	15,452,296
Sr. Unsec’d. Notes	4.050	11/21/39		73,565	84,343,605
Sr. Unsec’d. Notes	4.250	11/21/49		90,515	109,047,018
Sr. Unsec’d. Notes	4.400	11/06/42		25,402	30,466,395
Sr. Unsec’d. Notes	4.450	05/14/46		20,136	24,564,859
Sr. Unsec’d. Notes	4.500	05/14/35		20,670	24,600,244
Sr. Unsec’d. Notes	4.550	03/15/35		74,564	88,780,541
Sr. Unsec’d. Notes	4.700	05/14/45		37,711	47,267,276
Sr. Unsec’d. Notes	4.750	03/15/45		10,308	12,972,315
Sr. Unsec’d. Notes	4.850	06/15/44		9,795	12,339,003
Sr. Unsec’d. Notes	4.875	11/14/48		6,981	9,112,025
AdaptHealth LLC,
Gtd. Notes, 144A(a)	4.625	08/01/29		1,000	990,412
AmerisourceBergen Corp.,
Sr. Unsec’d. Notes	3.250	03/01/25		3,875	4,101,125
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		3,850	3,564,753
Gtd. Notes, 144A	5.000	02/15/29		3,375	3,095,724
Gtd. Notes, 144A	5.250	01/30/30		5,857	5,292,458
Gtd. Notes, 144A(a)	5.250	02/15/31		21,998	19,805,900
Gtd. Notes, 144A	6.125	04/15/25		8,149	8,305,737

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bausch Health Cos., Inc., (cont’d.)
Gtd. Notes, 144A	6.250%	02/15/29	12,219	$11,837,063
Gtd. Notes, 144A	7.000	01/15/28	9,675	9,806,806
Gtd. Notes, 144A	7.250	05/30/29	1,875	1,901,105
Sr. Sec’d. Notes, 144A	4.875	06/01/28	6,625	6,821,970
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.363	06/06/24	14,836	15,643,045
Sr. Unsec’d. Notes	3.700	06/06/27	5,463	5,963,430
Sr. Unsec’d. Notes	3.734	12/15/24	1,082	1,161,440
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	11,360	13,578,890
Sr. Unsec’d. Notes	4.250	10/26/49	8,055	10,132,259
Sr. Unsec’d. Notes	4.350	11/15/47	16,595	20,993,131
Sr. Unsec’d. Notes	4.625	05/15/44	5,340	6,863,208
Sr. Unsec’d. Notes	5.000	08/15/45	14,124	19,230,712
Cigna Corp.,
Gtd. Notes	3.250	04/15/25	20,520	21,760,191
Gtd. Notes	3.400	03/01/27	2,035	2,190,839
Gtd. Notes	4.375	10/15/28	31,225	35,790,627
Gtd. Notes	4.500	02/25/26	45,070	50,186,096
Gtd. Notes	4.800	08/15/38	15,870	19,535,426
Gtd. Notes	4.800	07/15/46	26,110	33,005,937
Gtd. Notes	4.900	12/15/48	9,545	12,377,978
Sr. Unsec’d. Notes(a)	2.375	03/15/31	11,495	11,518,914
Sr. Unsec’d. Notes	3.400	03/15/50	48,875	51,548,226
Sr. Unsec’d. Notes(a)	3.400	03/15/51	17,140	18,103,619
CVS Health Corp.,
Sr. Unsec’d. Notes	1.875	02/28/31	59,410	56,871,116
Sr. Unsec’d. Notes	2.700	08/21/40	25,540	24,490,930
Sr. Unsec’d. Notes	4.300	03/25/28	2,453	2,779,863
Sr. Unsec’d. Notes	4.780	03/25/38	14,790	18,114,169
Sr. Unsec’d. Notes	5.050	03/25/48	64,268	84,535,595
Sr. Unsec’d. Notes	5.125	07/20/45	3,879	5,088,312
Sr. Unsec’d. Notes	5.300	12/05/43	7,440	9,813,364
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	6.000	02/01/25	2	1,409
Gtd. Notes, 144A(a)	6.000	06/30/28	14,825	10,319,724
Sec’d. Notes, 144A(a)	9.500	07/31/27	10,250	10,177,660
Johnson & Johnson,
Sr. Unsec’d. Notes	2.450	09/01/60	51,120	49,284,667
Mylan, Inc.,
Gtd. Notes(a)	5.200	04/15/48	3,085	3,838,815

See Notes to Financial Statements.

PGIM Total Return Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Mylan, Inc., (cont’d.)
Gtd. Notes	5.400%	11/29/43	38,126	$47,675,279
Gtd. Notes, 144A	3.125	01/15/23	16,635	17,103,845
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	37,295	38,640,661
Gtd. Notes	3.200	09/23/26	79,545	84,623,450
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	90,976	113,054,189
Viatris, Inc.,
Gtd. Notes	3.850	06/22/40	37,725	40,402,644
Gtd. Notes	4.000	06/22/50	18,558	20,103,901

				1,523,416,978

Pipelines 1.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	7.875	05/15/26	4,405	4,825,561
Cheniere Energy, Inc.,
Sr. Sec’d. Notes	4.625	10/15/28	50	52,497
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.,
Gtd. Notes, 144A	4.150	08/15/26	24,840	27,275,609
DCP Midstream Operating LP,
Gtd. Notes	5.125	05/15/29	50	56,736
Gtd. Notes	5.625	07/15/27	50	57,075
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes, 144A	4.600	12/15/44	245	296,509
Energy Transfer LP,
Gtd. Notes	5.350	05/15/45	2,545	3,014,201
Jr. Sub. Notes, Series G	7.125(ff)	05/15/30(oo)	65,450	68,411,036
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	19,835	20,580,856
Sr. Unsec’d. Notes	5.000	05/15/50	7,845	9,184,330
Sr. Unsec’d. Notes	5.150	03/15/45	1,222	1,423,488
Sr. Unsec’d. Notes	5.300	04/01/44	4,150	4,848,677
Sr. Unsec’d. Notes	5.300	04/15/47	6,095	7,209,811
Sr. Unsec’d. Notes	5.400	10/01/47	15,294	18,430,729
Sr. Unsec’d. Notes	6.050	06/01/41	2,500	3,119,240
Sr. Unsec’d. Notes	6.125	12/15/45	9,430	12,077,858
Sr. Unsec’d. Notes	6.250	04/15/49	37,960	50,504,891
Energy Transfer LP/Regency Energy Finance Corp.,
Sr. Unsec’d. Notes	5.000	10/01/22	535	550,248

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes	5.600%		04/01/44	1,325	$1,301,344
Enterprise Products Operating LLC,
Gtd. Notes	3.200		02/15/52	49,075	48,361,232
Gtd. Notes(a)	3.700		01/31/51	2,665	2,825,499
Gtd. Notes	3.950		01/31/60	23,145	25,352,818
Gtd. Notes	4.200		01/31/50	5,910	6,743,674
Gtd. Notes	4.900		05/15/46	28,296	34,660,361
Gtd. Notes	4.950		10/15/54	5,000	6,420,510
Gtd. Notes	5.100		02/15/45	8,450	10,573,738
Gtd. Notes, Series D	4.875	(ff)	08/16/77	19,000	18,640,454
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.750		07/15/23	2,119	2,230,877
Sr. Unsec’d. Notes	5.500		07/15/28	50	55,103
Sr. Unsec’d. Notes, 144A	6.000		07/01/25	50	54,461
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A	6.375		03/30/38	4,432	5,089,684
Kinder Morgan Energy Partners LP,
Gtd. Notes	4.700		11/01/42	8,000	9,146,028
Gtd. Notes	5.000		03/01/43	1,958	2,329,808
Gtd. Notes	6.500		09/01/39	1,260	1,723,503
Kinder Morgan, Inc.,
Gtd. Notes(a)	2.000		02/15/31	46,190	43,931,243
Gtd. Notes(a)	3.250		08/01/50	14,950	14,446,624
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes(a)	3.950		03/01/50	13,250	14,278,790
Sr. Unsec’d. Notes	4.200		12/01/42	1,600	1,712,088
Sr. Unsec’d. Notes	4.200		03/15/45	2,830	3,017,174
Sr. Unsec’d. Notes	4.200		10/03/47	6,504	7,248,561
Sr. Unsec’d. Notes	4.250		09/15/46	5,540	6,328,995
Sr. Unsec’d. Notes	5.150		10/15/43	14,820	18,031,277
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A(a)	3.625		04/01/22	13,955	14,094,060
Gtd. Notes, 144A	3.900		04/01/24	20,820	21,721,027
Gtd. Notes, 144A	4.625		04/01/29	5,980	6,385,298
MPLX LP,
Sr. Unsec’d. Notes	1.750		03/01/26	10,440	10,395,730
Sr. Unsec’d. Notes	4.000		03/15/28	6,490	7,139,141
Sr. Unsec’d. Notes	4.500		04/15/38	26,290	29,612,020
Sr. Unsec’d. Notes	5.200		12/01/47	2,060	2,517,620
ONEOK Partners LP,
Gtd. Notes	6.850		10/15/37	1,000	1,362,972

See Notes to Financial Statements.

PGIM Total Return Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
ONEOK, Inc.,
Gtd. Notes(a)	3.400%	09/01/29	35,605	$37,434,501
Gtd. Notes(a)	4.450	09/01/49	36,667	41,378,773
Gtd. Notes	4.950	07/13/47	59,765	70,911,332
Gtd. Notes(a)	5.200	07/15/48	4,950	6,082,815
Gtd. Notes	6.000	06/15/35	4,200	5,272,815
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	3.550	12/15/29	9,275	9,677,006
Sr. Unsec’d. Notes	4.300	01/31/43	5,000	5,124,952
Sr. Unsec’d. Notes	4.650	10/15/25	5,190	5,698,620
Sr. Unsec’d. Notes(a)	4.700	06/15/44	1,090	1,178,699
Sr. Unsec’d. Notes	4.900	02/15/45	11,823	13,153,879
Sr. Unsec’d. Notes	5.150	06/01/42	700	790,454
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	5,975	6,222,616
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	6,500	7,370,041
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	5,760	6,184,097
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	9,742	9,774,964
Gtd. Notes, 144A	6.000	03/01/27	3,423	3,560,644
Gtd. Notes, 144A	6.000	12/31/30	3,975	3,977,136
Gtd. Notes, 144A	7.500	10/01/25	5,375	5,812,404
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.000	01/15/28	50	52,590
Gtd. Notes	5.875	04/15/26	50	52,303
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	4.150	01/15/48	835	947,291
Transcontinental Gas Pipe Line Co. LLC,
Sr. Unsec’d. Notes	4.600	03/15/48	20,015	24,391,993
Valero Energy Partners LP,
Gtd. Notes	4.500	03/15/28	7,970	8,952,270
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	9,205	9,375,686
Sr. Sec’d. Notes, 144A	4.125	08/15/31	3,205	3,319,856
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950	06/01/25	8,815	9,287,977
Sr. Unsec’d. Notes	4.000	07/01/22	700	707,299
Sr. Unsec’d. Notes	4.350	02/01/25	230	241,422
Sr. Unsec’d. Notes(a)	4.750	08/15/28	3,250	3,575,206

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Western Midstream Operating LP, (cont’d.)
Sr. Unsec’d. Notes	5.300%	02/01/30	50	$54,801
Sr. Unsec’d. Notes	5.450	04/01/44	875	1,027,591
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.750	06/15/27	48,036	52,297,678
Sr. Unsec’d. Notes	3.900	01/15/25	18,356	19,691,415
Sr. Unsec’d. Notes	4.000	09/15/25	8,625	9,373,290
Sr. Unsec’d. Notes	4.300	03/04/24	9,550	10,208,963
Sr. Unsec’d. Notes	4.850	03/01/48	11,950	14,713,517
Sr. Unsec’d. Notes	4.900	01/15/45	5,902	7,179,331

				1,024,707,293

Real Estate 0.1%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	50	52,100
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125	02/01/29	3,517	3,523,147
Gtd. Notes, 144A	5.375	08/01/28	500	525,577
Ontario Teachers’ Cadillac Fairview Properties Trust
(Canada),
Sr. Unsec’d. Notes, 144A	3.125	03/20/22	8,720	8,790,636
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	14,600	16,047,558

				28,939,018

Real Estate Investment Trusts (REITs) 0.6%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes	1.875	02/01/33	9,640	9,022,311
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	3.650	06/15/24	14,830	15,724,787
Sr. Unsec’d. Notes(a)	4.125	05/15/29	22,019	24,588,489
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	9,531	9,263,679
Gtd. Notes	9.750	06/15/25	20,545	22,317,469
Sr. Unsec’d. Notes(a)	4.750	02/15/28	10,045	10,015,132
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	1,260	1,321,046
Gtd. Notes	5.375	11/01/23	2,555	2,743,739
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	3.400	02/01/25	537	568,451
Sr. Unsec’d. Notes	3.500	07/15/29	1,490	1,624,994

See Notes to Financial Statements.

PGIM Total Return Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Highwoods Realty LP,
Sr. Unsec’d. Notes	3.875%	03/01/27		5,885	$6,459,804
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series I	3.500	09/15/30		36,393	37,570,073
Kimco Realty Corp.,
Sr. Unsec’d. Notes	3.400	11/01/22		9,340	9,554,469
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A	4.625	06/15/25		2,190	2,357,227
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.692	06/05/28	GBP	3,000	4,346,356
Gtd. Notes(a)	5.000	10/15/27		1,866	1,963,854
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	5.875	10/01/28		6,275	6,588,266
Sr. Sec’d. Notes, 144A	7.500	06/01/25		5,000	5,311,298
Realty Income Corp.,
Sr. Unsec’d. Notes	3.000	01/15/27		13,790	14,645,724
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.875	02/15/27		50	51,542
Service Properties Trust,
Sr. Unsec’d. Notes	4.350	10/01/24		30,000	30,231,965
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		4,565	4,805,901
Ventas Realty LP,
Gtd. Notes	3.500	02/01/25		5,000	5,309,661
Gtd. Notes	3.850	04/01/27		31,660	34,673,442
Gtd. Notes	4.400	01/15/29		4,765	5,420,942
VEREIT Operating Partnership LP,
Gtd. Notes	2.850	12/15/32		19,830	20,537,615
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.125	08/15/30		25	26,243
Gtd. Notes, 144A	4.250	12/01/26		13,075	13,550,194
Gtd. Notes, 144A	4.625	12/01/29		960	1,025,189
Welltower, Inc.,
Sr. Unsec’d. Notes(a)	2.700	02/15/27		2,640	2,755,343
Sr. Unsec’d. Notes	2.750	01/15/31		2,250	2,310,041
Sr. Unsec’d. Notes	4.000	06/01/25		6,960	7,542,315
Sr. Unsec’d. Notes(a)	4.125	03/15/29		1,050	1,178,416
Sr. Unsec’d. Notes	4.250	04/01/26		16,080	17,791,451

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.400%	02/01/31		12,425	$12,266,680

					345,464,108

Retail 0.5%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30		25,025	24,276,681
Ambience Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.875	07/15/28		1,300	1,275,890
AutoZone, Inc.,
Sr. Unsec’d. Notes	3.250	04/15/25		18,000	19,057,234
Dollar General Corp.,
Sr. Unsec’d. Notes(a)	4.125	04/03/50		21,425	25,378,760
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	29,200	33,305,005
Sr. Sec’d. Notes	6.250	10/30/25	EUR	71,933	84,382,554
Sr. Sec’d. Notes, 144A	4.375	02/07/25	EUR	12,500	14,257,279
Home Depot, Inc. (The),
Sr. Unsec’d. Notes	2.800	09/14/27		1,180	1,256,388
O’Reilly Automotive, Inc.,
Sr. Unsec’d. Notes(a)	1.750	03/15/31		6,856	6,534,133
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		39,699	40,559,864
Stonegate Pub Co. Financing PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	8.250	07/31/25	GBP	17,000	24,160,823
Walgreens Boots Alliance, Inc.,
Sr. Unsec’d. Notes(a)	4.100	04/15/50		22,315	25,213,633

					299,658,244

Savings & Loans 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes	3.650	12/06/22		3,225	3,301,985

Semiconductors 0.7%
Broadcom, Inc.,
Gtd. Notes	4.110	09/15/28		12,832	14,143,702
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		47,591	46,874,028
Sr. Unsec’d. Notes, 144A	3.187	11/15/36		295,962	290,483,074
Microchip Technology, Inc.,
Gtd. Notes	4.250	09/01/25		50	51,989

See Notes to Financial Statements.

PGIM Total Return Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
NXP BV/NXP Funding LLC (China),
Gtd. Notes, 144A	3.875%	09/01/22		6,600	$6,770,795
Gtd. Notes, 144A	4.625	06/01/23		16,600	17,561,090
NXP BV/NXP Funding LLC/NXP USA, Inc. (China),
Gtd. Notes, 144A	3.150	05/01/27		7,190	7,594,451
Gtd. Notes, 144A	3.400	05/01/30		9,130	9,792,044

					393,271,173

Software 0.6%
Activision Blizzard, Inc.,
Sr. Unsec’d. Notes	1.350	09/15/30		8,850	8,156,255
Sr. Unsec’d. Notes	2.500	09/15/50		53,820	48,295,378
Black Knight InfoServ LLC, Gtd. Notes, 144A	3.625	09/01/28		50	49,809
Boxer Parent Co., Inc., Sec’d. Notes, 144A	9.125	03/01/26		14,859	15,557,964
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50		1,535	1,513,315
Sr. Unsec’d. Notes	2.675	06/01/60		8,698	8,704,229
Sr. Unsec’d. Notes	2.921	03/17/52		19,525	20,709,829
Sr. Unsec’d. Notes	3.041	03/17/62		4,748	5,127,216
Oracle Corp.,
Sr. Unsec’d. Notes	2.950	11/15/24		22,180	23,301,792
Sr. Unsec’d. Notes	2.950	05/15/25		52,350	54,975,064
Sr. Unsec’d. Notes	3.600	04/01/50		58,375	59,635,159
Sr. Unsec’d. Notes	3.800	11/15/37		18,135	19,455,642
Sr. Unsec’d. Notes	3.850	04/01/60		58,385	60,944,573

					326,426,225

Telecommunications 2.5%
Altice France Holding SA (Luxembourg), Sr. Sec’d. Notes	8.000	05/15/27	EUR	14,000	17,168,487
Altice France SA (France), Sr. Sec’d. Notes, 144A	8.125	02/01/27		10,202	10,963,637
AT&T, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/27		3,300	3,371,691
Sr. Unsec’d. Notes(a)	2.550	12/01/33		21,058	20,422,587
Sr. Unsec’d. Notes	3.100	02/01/43		58,525	56,619,183
Sr. Unsec’d. Notes	3.300	02/01/52		55,985	54,929,789
Sr. Unsec’d. Notes	3.500	09/15/53		117,222	118,934,371
Sr. Unsec’d. Notes	3.550	09/15/55		19,994	20,254,277

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
AT&T, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.650%	09/15/59	83,421	$84,790,040
Sr. Unsec’d. Notes	3.800	12/01/57	7,661	8,049,828
Sr. Unsec’d. Notes	4.050	12/15/23	13,350	14,258,833
Sr. Unsec’d. Notes	4.300	02/15/30	15,455	17,552,880
Digicel Group Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000%	10.000	04/01/24	2,022	2,039,749
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000%and PIK 3.000%	8.000	04/01/25	629	607,270
Digicel International Finance Ltd./Digicel
International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A(a)	8.000	12/31/26	14,640	14,284,040
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	26,459	27,131,864
Sr. Sec’d. Notes, 144A	8.750	05/25/24	68,274	70,883,163
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	36,750	35,540,751
Iliad Holding SAS (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26	15,350	15,816,183
Sr. Sec’d. Notes, 144A	7.000	10/15/28	9,175	9,451,089
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)	2,000	1,009,590
Gtd. Notes, 144A	8.500	10/15/24(d)	2,400	1,244,549
Gtd. Notes, 144A	9.750	07/15/25(d)	2,625	1,353,620
Level 3 Financing, Inc.,
Gtd. Notes	5.250	03/15/26	50	51,522
Sr. Sec’d. Notes, 144A	3.400	03/01/27	31,986	33,327,068
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P	7.600	09/15/39	1,550	1,711,643
Sr. Unsec’d. Notes, Series U	7.650	03/15/42	50	55,220
Sr. Unsec’d. Notes, Series W	6.750	12/01/23	11,050	12,133,830
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes(a)	4.600	02/23/28	10,000	11,466,576
Sr. Unsec’d. Notes	4.600	05/23/29	25,980	29,910,681
Qwest Corp.,
Sr. Unsec’d. Notes	6.750	12/01/21	4,050	4,065,750
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	29,300	43,735,094
Sprint Communications, Inc.,
Gtd. Notes	6.000	11/15/22	20,067	21,047,575
Gtd. Notes(a)	11.500	11/15/21	7,834	7,863,015

See Notes to Financial Statements.

PGIM Total Return Bond Fund    93

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Corp.,
Gtd. Notes	7.125%	06/15/24		39,580	$44,717,353
Gtd. Notes	7.625	02/15/25		24,159	28,103,944
Gtd. Notes	7.875	09/15/23		99,334	110,272,663
TalkTalk Telecom Group PLC (United Kingdom),
Gtd. Notes(a)	3.875	02/20/25	GBP	7,700	10,252,436
T-Mobile USA, Inc.,
Gtd. Notes	2.625	02/15/29		14,375	14,244,057
Sr. Sec’d. Notes	2.550	02/15/31		19,800	19,649,761
Sr. Sec’d. Notes	3.000	02/15/41		40,760	39,214,351
Sr. Sec’d. Notes	3.300	02/15/51		19,985	19,595,289
Sr. Sec’d. Notes	3.875	04/15/30		9,500	10,392,650
Sr. Sec’d. Notes	4.375	04/15/40		19,890	22,688,108
Sr. Sec’d. Notes	4.500	04/15/50		31,495	37,224,338
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40		121,425	114,946,895
Sr. Unsec’d. Notes	3.150	03/22/30		125,000	132,351,280
Sr. Unsec’d. Notes	3.400	03/22/41		57,405	60,177,599
Sr. Unsec’d. Notes	4.750	11/01/41		5,605	6,902,760
Sr. Unsec’d. Notes	4.862	08/21/46		495	649,115
Zayo Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/01/28		500	488,539

					1,443,916,583

Textiles 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes	3.850	02/01/23		673	694,188

Transportation 0.6%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42		2,850	3,513,225
Sr. Unsec’d. Notes	4.700	09/01/45		3,400	4,468,541
Comboios de Portugal EPE (Portugal),
Sr. Unsec’d. Notes	5.700	03/05/30	EUR	48,150	76,063,624
FedEx Corp.,
Gtd. Notes	4.550	04/01/46		2,854	3,463,223
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875	07/05/34		4,991	5,766,665
SNCF Reseau (France),
Sr. Unsec’d. Notes, EMTN	5.500	12/01/21	GBP	1,000	1,374,353

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Transportation (cont’d.)
Societe Nationale SNCF SA (France),
Sr. Unsec’d. Notes, EMTN	5.375%	03/18/27	GBP	37,291	$61,421,757
Union Pacific Corp.,
Sr. Unsec’d. Notes(a)	2.950	03/10/52		8,960	9,202,663
Sr. Unsec’d. Notes(a)	3.250	02/05/50		153,068	165,851,238
Sr. Unsec’d. Notes	3.550	05/20/61		13,750	15,424,176
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25		50	52,677

					346,602,142

Water 0.0%
American Water Capital Corp.,
Sr. Unsec’d. Notes	2.800	05/01/30		3,975	4,154,812
Sr. Unsec’d. Notes	3.750	09/01/47		4,795	5,452,888

					9,607,700

TOTAL CORPORATE BONDS
(cost $22,927,044,601)					24,203,875,487

MUNICIPAL BONDS 0.9%

California 0.1%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49		12,630	20,767,092
Taxable, Revenue Bonds, BABs, Series S3	6.907	10/01/50		525	946,552
City of Los Angeles Department of Airports,
Taxable, Revenue Bonds, BABs	6.582	05/15/39		5,045	6,620,358
Los Angeles County Public Works Financing Authority,
Revenue Bonds, BABs, Series Z	7.618	08/01/40		4,300	7,013,853
Los Angeles Department of Water & Power, Power System Revenue,
Revenue Bonds, BABs	5.716	07/01/39		8,475	11,942,323
Los Angeles Department of Water & Power, Water System Revenue,
Taxable, Revenue Bonds, BABs, Series C	6.008	07/01/39		6,200	8,127,533
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39		835	1,328,372
General Obligation Unlimited, Taxable, BABs	7.625	03/01/40		275	459,692
General Obligation Unlimited, Taxable, BABs	7.550	04/01/39		1,600	2,694,200

See Notes to Financial Statements.

PGIM Total Return Bond Fund    95

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
University of California,
Taxable, Revenue Bonds, Series AP	3.931%	05/15/45	2,050	$2,368,729
Taxable, Revenue Bonds, Series AQ	4.767	05/15/2115	4,900	7,059,360
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	2,692,761

				72,020,825

Colorado 0.0%
Colorado Bridge Enterprise,
Taxable, Revenue Bonds, BABs, Series SR	6.078	12/01/40	1,000	1,407,083
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B	5.844	11/01/50	3,320	5,342,118

				6,749,201

District of Columbia 0.0%
District of Columbia Water & Sewer Authority,
Taxable, Revenue Bonds, Series A	4.814	10/01/2114	15,765	23,835,732

Illinois 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	3,170	4,794,076
Illinois State Toll Highway Authority,
Taxable, Revenue Bonds, BABs, Series A	6.184	01/01/34	5,000	6,920,154
State of Illinois,
General Obligation Unlimited, Series D	5.000	11/01/22	79,600	83,184,915
General Obligation Unlimited, Taxable, Pension(a)	5.100	06/01/33	19,045	22,136,925

				117,036,070

Kentucky 0.0%
Kentucky State Property & Building Commission,
Revenue Bonds, BABs, Series C	5.373	11/01/25	1,900	2,088,001

Michigan 0.1%
Michigan Finance Authority,
Revenue Bonds, Series G	3.084	12/01/34	10,720	11,464,651
Taxable, Revenue Bonds	3.384	12/01/40	19,800	21,694,260

				33,158,911

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A(a)	7.102%	01/01/41	15,953	$25,529,394
Taxable, Revenue Bonds, BABs, Series F(a)	7.414	01/01/40	12,865	21,147,393
Rutgers The State University of New Jersey,
Taxable, Revenue Bonds, BABs, Series H	5.665	05/01/40	1,350	1,846,039

				48,522,826

New York 0.1%
Metropolitan Transportation Authority,
Taxable, Revenue Bonds, BABs	6.687	11/15/40	700	1,002,437
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	4.725	11/01/23	1,400	1,510,837
Taxable, Revenue Bonds, BABs	4.905	11/01/24	1,100	1,226,898
New York City Water & Sewer System,
Taxable, Revenue Bonds, BABs(a)	5.882	06/15/44	920	1,423,873
New York State Urban Development Corp.,
Taxable, Revenue Bonds, BABs, Series ST	5.770	03/15/39	18,800	23,080,283
Port Authority of New York & New Jersey,
Consolidated, Taxable, Revenue Bonds	4.031	09/01/48	4,000	4,873,923
Consolidated, Taxable, Revenue Bonds, Series 192	4.810	10/15/65	8,650	12,155,429
Revenue Bonds	4.458	10/01/62	2,600	3,572,242

				48,845,922

Ohio 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	7,815	11,966,012
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	295	401,698

				12,367,710

Oklahoma 0.0%
Oklahoma Development Finance Authority,
Taxable, Revenue Bonds, Series C	5.450	08/15/28	5,000	5,628,743

Oregon 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	675	928,060

See Notes to Financial Statements.

PGIM Total Return Bond Fund    97

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Pennsylvania 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs	6.105%	12/01/39	400	$571,481
Revenue Bonds, BABs, Series B	5.511	12/01/45	5,370	7,767,759
University of Pittsburgh-of the Commonwealth
System of Higher Education,
Taxable, Revenue Bonds	3.555	09/15/2119	25,505	28,985,037

				37,324,277

Puerto Rico 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	2,250	2,502,666
Revenue Bonds, Series A-1	5.000	07/01/58	27,600	31,159,297

				33,661,963

Texas 0.1%
City of San Antonio TX Electric & Gas Systems Revenue,
Revenue Bonds, BABs	5.985	02/01/39	1,000	1,420,610
Taxable, Revenue Bonds	4.427	02/01/42	6,480	7,995,431
Dallas Fort Worth International Airport,
Taxable, Revenue Bonds, Series C	2.919	11/01/50	5,755	5,953,633
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B	3.922	12/31/49	20,905	23,501,302

				38,870,976

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	9,850	13,360,647

TOTAL MUNICIPAL BONDS
(cost $435,177,513)				494,399,864

RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.0%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/19	3	3,280
American Home Mortgage Investment Trust,
Series 2004-04, Class 4A, 6 Month LIBOR + 2.000% (Cap 11.000%, Floor 2.000%)	2.157(c)	02/25/45	9	9,303

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
APS Resecuritization Trust,
Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150% (Cap N/A, Floor 0.150%)	0.232%(c)	07/27/57	3,067	$3,035,393
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	0.279(c)	03/27/36	3,185	3,170,831
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130% (Cap N/A, Floor 0.130%)	0.219(c)	02/27/37	7,139	7,082,230
Banc of America Funding Trust,
Series 2005-D, Class A1	2.785(cc)	05/25/35	30	30,639
Series 2006-I, Class 4A1	3.160(cc)	10/20/46	32	28,079
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.655(c)	09/26/45	617	622,906
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%	0.254(c)	09/29/36	3,670	3,650,564
Banc of America Mortgage Trust,
Series 2004-E, Class 2A6	2.790(cc)	06/25/34	176	179,928
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A1	2.509(cc)	02/25/33	2	2,226
Series 2005-04, Class 3A1	2.667(cc)	08/25/35	118	117,936
Series 2007-03, Class 1A1	3.135(cc)	05/25/47	165	164,851
Bear Stearns ALT-A Trust,
Series 2005-04, Class 23A1	2.617(cc)	05/25/35	78	79,076
Series 2005-04, Class 23A2	2.617(cc)	05/25/35	26	26,399
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	04/25/28	10,820	10,819,661
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939(c)	10/25/28	18,058	18,057,916
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539(c)	04/25/29	9,040	9,040,157
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489(c)	10/25/29	16,763	16,762,951
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.089(c)	10/25/29	60,817	60,854,834
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.289(c)	08/26/30	3,682	3,682,139
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.089(c)	08/26/30	13,101	13,315,212
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.089(c)	10/25/30	7,925	7,924,507
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939(c)	10/25/30	10,375	10,439,044
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)	3.789(c)	10/25/30	13,505	14,129,570

See Notes to Financial Statements.

PGIM Total Return Bond Fund    99

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd. (Bermuda), (cont’d.)
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	1.799%(c)	03/25/31	47,822	$47,938,734
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	2.999(c)	03/25/31	9,400	9,729,088
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	1.449(c)	09/25/31	10,950	10,922,663
Central Park Funding Trust,
Series 2021-02, Class PT, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.087(c)	10/27/22	64,360	64,273,823
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)	3.037(c)	03/01/23	132,352	132,226,292
CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	2.534(cc)	02/19/34	7,233	7,465,298
Series 2005-29, Class A1	5.750	12/25/35	407	284,437
Series 2005-HYB09, Class 3A2A, 12 Month LIBOR + 1.750% (Cap 11.000%, Floor 0.000%)	1.985(c)	02/20/36	14	12,014
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	2.901(cc)	09/25/47	3,760	3,637,100
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.239(c)	09/25/31	2,605	2,617,765
Series 2021-R01, Class 1M2, 144A, 30 Day Average SOFR + 1.550% (Cap N/A, Floor 0.000%)	1.600(c)	10/25/41	11,730	11,786,074
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class PT, 144A	3.961(cc)	09/25/57	22,924	22,806,958
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.789(c)	11/25/28	18,411	18,429,144
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.889(c)	04/25/29	9,866	9,891,772
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.089(c)	10/25/30	4,057	4,057,931
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.589(c)	10/25/30	17,790	17,882,682
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	2.199(c)	10/25/33	29,465	29,720,821

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Eagle Re Ltd. (Bermuda), (cont’d.)
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	2.749%(c)	10/25/33	45,665	$46,348,126
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	3.499(c)	04/25/34	40,750	40,750,000
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.489(c)	05/25/30	10,190	10,328,307
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.239(c)	10/25/30	16,905	17,084,244
Fannie Mae REMICS,
Series 2000-32, Class FM, 1 Month LIBOR + 0.450% (Cap 9.000%, Floor 0.450%)	0.536(c)	10/18/30	1	507
Series 2001-29, Class Z	6.500	07/25/31	18	20,377
Series 2012-132, Class KI, IO	3.000	12/25/32	7,025	743,523
Series 2013-57, Class MI, IO	3.000	06/25/28	2,074	129,508
Series 2014-05, Class AI, IO	4.500	04/25/43	3,115	498,853
Series 2015-51, Class CI, IO	4.000	07/25/45	4,593	741,257
Series 2016-30, Class CI, IO	3.000	05/25/36	3,744	372,972
Series 2016-74, Class GM	2.500	09/25/43	17,162	17,547,866
Series 2017-83, Class IO, IO	4.000	10/25/47	3,537	517,952
Series 2018-16, Class MB	3.500	07/25/46	6,463	6,584,334
Series 2018-24, Class BH	3.500	04/25/48	7,139	7,498,824
Series 2018-49, Class LZ	3.500	07/25/48	12,359	13,025,389
Series 2018-58, Class BI, IO	4.000	08/25/48	2,577	257,455
Series 2019-08, Class Z	3.500	03/25/49	2,503	2,721,192
Series 2019-13, Class LZ	4.000	04/25/49	12,478	13,510,330
Series 2019-13, Class VA	4.000	02/25/32	6,603	6,690,477
FHLMC REMICS,
Series 1628, Class LZ	6.500	12/15/23	4	3,897
Series 1935, Class JZ	7.000	02/15/27	35	38,667
Series 2241, Class PH	7.500	07/15/30	18	21,100
Series 3795, Class VZ	4.000	01/15/41	3,102	3,338,285
Series 3889, Class DZ	4.000	01/15/41	3,103	3,314,916
Series 4135, Class AI, IO	3.500	11/15/42	9,446	1,387,893
Series 4372, Class GI, IO	4.500	08/15/44	5,482	840,667
Series 4456, Class BI, IO	4.000	05/15/44	1,126	138,844
Series 4468, Class IO, IO	4.500	05/15/45	5,919	933,474
Series 4500, Class ZX	4.000	07/15/45	1,919	2,091,685
Series 4735, Class IM, IO	4.000	12/15/47	10,505	1,556,776
Series 4736, Class IP, IO	4.000	08/15/47	2,718	293,844
Series 4751, Class PI, IO	4.000	11/15/47	1,931	219,537
Series 4795, Class WQ	4.000	07/15/46	3,448	3,555,830

See Notes to Financial Statements.

PGIM Total Return Bond Fund    101

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC REMICS, (cont’d.)
Series 4801, Class ZD	4.000%	06/15/48	4,585	$5,095,636
Series 4802, Class EZ	4.000	06/15/48	6,788	7,170,043
Series 4831, Class BA	3.500	10/15/44	3,376	3,470,812
Series 4868, Class KL	4.000	12/15/45	12,389	12,521,876
Series 4870, Class K	4.000	04/15/49	26,091	27,905,377
Series 4903, Class ED	2.750	09/15/48	7,325	7,521,367
Series 4903, Class IP, IO	4.500	07/25/49	12,017	2,481,656
Series 4946, Class KB	3.000	12/15/48	12,687	13,189,264
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-DNA06, Class M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	2.049(c)	12/25/50	3,000	3,022,478
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA01, Class M2, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	1.789(c)	01/25/50	7,410	7,428,516
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939(c)	02/25/50	19,625	19,773,725
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.189(c)	06/25/50	9,440	9,816,845
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.089(c)	06/25/50	8,763	8,796,225
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.089(c)	08/25/50	25,210	26,782,741
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.839(c)	08/25/50	15,506	15,602,950
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	4.849(c)	10/25/50	10,705	11,325,197
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.849(c)	10/25/50	20,711	20,944,462
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.189(c)	03/25/50	3,237	3,271,988
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.689(c)	07/25/50	37,771	38,036,634
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.339(c)	09/25/50	15,495	16,206,332
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.239(c)	09/25/50	5,159	5,185,331
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	2.699(c)	01/25/51	6,000	6,027,353

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	3.549%(c)	10/25/33	43,850	$45,600,137
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.099(c)	01/25/34	27,900	28,213,855
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.699(c)	01/25/34	18,020	18,122,112
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.448(c)	10/25/41	45,750	45,876,741
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	3.199(c)	12/25/33	12,900	13,037,230
Series 2021-HQA02, Class M2, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 0.000%)	2.099(c)	12/25/33	13,960	14,065,041
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.399(c)	09/25/41	24,730	24,493,688
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.149(c)	09/25/41	46,910	46,909,981
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.839(c)	09/25/48	91	91,124
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739(c)	01/25/49	1,552	1,570,161
Series 2019-DNA04, Class M2, 144A, 1 Month LIBOR + 1.950% (Cap N/A, Floor 0.000%)	2.039(c)	10/25/49	1,556	1,560,868
FHLMC Structured Pass-Through Certificates,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400% (Cap N/A, Floor 1.400%)	1.487(c)	07/25/44	79	81,771
FHLMC Structured Pass-Through Securities,
Series T-63, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200% (Cap N/A, Floor 1.200%)	1.293(c)	02/25/45	8	8,368
Freddie Mac REMICS,
Series 4939, Class KT	3.000	07/15/48	26,407	27,452,732
Freddie Mac Strips,
Series 304, Class C54, IO	4.000	12/15/32	3,348	406,790

See Notes to Financial Statements.

PGIM Total Return Bond Fund    103

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Government National Mortgage Assoc.,
Series 2013-99, Class AX	3.000%	07/20/43	1,606	$1,686,010
Series 2015-064, Class IA, IO	4.000	05/20/45	11,715	1,614,782
Series 2015-165, Class IB, IO	3.500	11/20/42	5,529	520,077
Series 2016-01, Class ZP	3.000	01/20/46	6,677	7,016,641
Series 2016-161, Class PI, IO	3.500	06/20/46	28,262	3,907,163
Series 2016-69, Class B	3.000	05/20/46	18,031	18,901,668
Series 2017-101, Class AB	2.500	07/20/47	24,147	25,012,770
Series 2017-134, Class ZK	3.000	08/20/47	5,942	6,412,206
Series 2018-05, Class IB, IO	4.000	01/20/48	14,463	2,588,066
Series 2018-21, Class IH, IO	4.500	02/20/48	5,609	938,237
Series 2018-59, Class PZ	3.000	09/20/46	6,221	6,705,635
Series 2019-159, Class IJ, IO	3.500	12/20/49	15,333	2,556,054
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	01/26/37	1,931	1,920,567
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	10/26/36	958	953,787
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229(c)	10/26/36	5,200	5,094,946
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689(c)	10/25/28	4,741	4,747,545
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.739(c)	05/25/29	6,453	6,452,615
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)	3.339(c)	10/25/30	21,953	22,007,488
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	4.239(c)	10/25/30	11,507	11,650,382
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	1.649(c)	01/25/34	26,185	26,119,697
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.849(c)	01/25/34	41,170	41,223,068
Impac CMB Trust,
Series 2005-01, Class 1A1, 1 Month LIBOR + 0.520% (Cap 11.250%, Floor 0.520%)	0.609(c)	04/25/35	989	1,003,812
IndyMac Adjustable Rate Mortgage Trust,
Series 2001-H02, Class A1	1.659(cc)	01/25/32	2	1,857
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX04, Class 2A1, 1 Month LIBOR + 0.180% (Cap N/A, Floor 0.180%)	0.269(c)	07/25/37	2,579	2,594,509
JPMorgan Alternative Loan Trust,
Series 2006-A01, Class 4A1	2.796(cc)	03/25/36	100	89,217

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Jupiter Mortgage PLC (United Kingdom),
Series 1A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450%(c)	07/20/60	GBP	48,400	$66,654,796
Loan Revolving Advance Investment Trust,
Series 2021-01, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.750(c)	12/31/22		98,400	98,393,998
Series 2021-01, Class A1Y, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)^	2.750(c)	12/31/22		69,400	69,400,000
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)^	2.837(c)	06/30/23		140,300	140,300,000
Series 2021-02, Class A1Y, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)^	2.750(c)	06/30/23		71,000	71,000,000
Mortgage Repurchase Agreement Financing Trust,
Series 2020-05, Class A1, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.084(c)	08/10/23		14,185	14,193,139
Series 2021-S01, Class A1, 144A, 1 Month LIBOR + 0.500% (Cap N/A, Floor 0.500%)	0.584(c)	09/10/22		145,100	145,177,933
MRA Issuance Trust,
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.836(c)	03/31/23		108,560	108,870,742
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.836(c)	03/31/23		125,340	125,692,205
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.682(c)	02/16/22		203,878	203,998,003
MSG III Securitization Trust,
Series 2021-01, Class A, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.836(c)	06/25/54		129,870	129,959,312
Series 2021-01, Class B, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.986(c)	06/25/54		21,060	21,061,154
Series 2021-01, Class C, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.186(c)	06/25/54		18,380	18,381,004
Series 2021-01, Class D, 144A, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.386(c)	06/25/54		7,890	7,890,430
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839(c)	01/25/48		19,288	19,288,175
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639(c)	07/25/28		6,407	6,407,491
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489(c)	07/25/29		372	372,175

See Notes to Financial Statements.

PGIM Total Return Bond Fund    105

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.489%(c)	10/25/30	675	$675,232
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.689(c)	10/25/30	12,715	12,746,616
Oaktown Re VI Ltd. (Bermuda),
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	1.699(c)	10/25/33	28,079	28,163,624
Series 2021-01A, Class M1B, 144A, 30 Day Average SOFR + 2.050% (Cap N/A, Floor 2.050%)	2.099(c)	10/25/33	19,887	20,085,407
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	2.950(c)	04/25/34	44,200	44,200,009
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.903(c)	12/25/22	148,931	149,490,787
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	2.987(c)	02/27/24	24,490	24,852,098
Prime Mortgage Trust,
Series 2004-CL01, Class 1A2, 1 Month LIBOR + 0.400% (Cap 8.000%, Floor 0.400%)	0.489(c)	02/25/34	7	6,821
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.489(c)	03/25/28	1,367	1,367,340
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.789(c)	03/25/28	18,290	18,409,734
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.289(c)	06/25/29	646	645,765
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.039(c)	01/25/30	6,250	6,203,394
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539(c)	01/25/30	24,000	23,789,045
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.689(c)	10/25/30	3,166	3,172,984
Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	1.699(c)	12/27/33	40,620	40,668,561
Regal Trust IV,
Series 1999-01, Class A, 144A, Cost of Funds for the 11th District of San Francisco + 1.500% (Cap N/A, Floor 1.500%)	1.782(c)	09/29/31	6	6,186

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
RFMSI Trust,
Series 2003-S09, Class A1	6.500%	03/25/32		7		$6,952
Station Place Securitization Trust,
Series 2021-04, Class A, 144A, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	0.989(c)	04/11/22		60,300		60,240,966
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.889(c)	06/20/22		158,250		158,390,210
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	2.435(cc)	02/25/34		60		61,187
Series 2004-18, Class 3A1	2.508(cc)	12/25/34		5,796		5,865,451
Structured Asset Mortgage Investments Trust,
Series 2002-AR03, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.660%)	0.740(c)	09/19/32		7		7,118
Vendee Mortgage Trust,
Series 2011-02, Class DZ	3.750	10/15/41		3,240		3,409,217
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.840% (Cap 10.500%, Floor 0.840%)	0.929(c)	06/25/44		865		857,517
Series 2005-AR05, Class A6	2.803(cc)	05/25/35		584		615,051
Washington Mutual Mortgage Pass-Through Certificates Trust,
Series 2004-AR10, Class A3, 1 Month LIBOR + 1.100% (Cap 10.500%, Floor 1.100%)	1.189(c)	07/25/44		1,331		1,333,804
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR01, Class 2A	3.388(cc)	02/25/33		—	(r)	362
ZH Trust,
Series 2021-01, Class A, 144A	2.253	02/18/27		18,930		18,908,590

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $3,376,780,677)						3,392,025,927

SOVEREIGN BONDS 7.5%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		40,900		41,076,929
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes	2.500	10/11/22		37,030		37,750,423
Albania Government International Bond (Albania), Bonds	2.708(s)	08/31/25		91,274		85,679,155
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.500(cc)	07/09/30		13,057		4,476,121
Sr. Unsec’d. Notes	0.670	12/31/38(d)	JPY	402,629		790,335

See Notes to Financial Statements.

PGIM Total Return Bond Fund    107

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Argentine Republic Government International Bond (Argentina), (cont’d.)
Sr. Unsec’d. Notes	2.000%(cc)	01/09/38		5,319	$1,942,660
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477	07/24/23		20,816	21,459,774
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333	02/15/28		115,773	122,807,754
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	4.500	05/30/29		1,600	1,600,951
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes(a)	1.375	09/23/50	EUR	24,450	26,467,463
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes(a)	1.750	01/20/26	EUR	30,000	36,852,013
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.000	02/26/24		6,000	6,263,666
Sr. Unsec’d. Notes	7.375	09/18/37		1,015	1,254,598
Sr. Unsec’d. Notes	8.375	02/15/27		900	1,091,192
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	5.500	04/04/23		33,934	36,157,375
Sr. Unsec’d. Notes	6.000	01/26/24		83,845	92,969,521
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	5.875	04/18/24		9,000	9,479,884
Sr. Unsec’d. Notes, 144A	5.500	01/27/25		6,000	6,522,374
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		6,400	7,186,062
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/16/26	EUR	10,855	12,297,412
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375	08/05/26		8,420	8,867,211
Sr. Unsec’d. Notes, 144A	3.875	02/01/28		11,845	12,704,240
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes	6.950	02/15/26		34,303	41,831,853
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN	2.375	06/04/25		2,400	2,512,893
Gov’t. Gtd. Notes, EMTN	2.375	06/04/25		12,400	12,983,278
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	191,000	312,537,637
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	132,800	200,782,891
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, 144A	2.500	05/28/24		22,500	23,476,061
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23		61,526	65,253,401

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hungary Government International Bond (Hungary), (cont’d.)
Sr. Unsec’d. Notes	5.375%	03/25/24		10,612	$11,682,707
Sr. Unsec’d. Notes	5.750	11/22/23		66,762	73,260,594
Sr. Unsec’d. Notes, 144A	3.125	09/21/51		19,035	18,611,600
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	59,841	69,637,828
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	23,162	26,741,803
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	21,310	23,648,828
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	13,515	16,092,040
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	290	347,706
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	55,614	70,629,106
Sr. Unsec’d. Notes	7.750	01/17/38		3,000	4,518,817
Sr. Unsec’d. Notes, 144A	7.750	01/17/38		2,500	3,765,681
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	1,750	2,116,376
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	34,000	40,834,289
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	29,251	39,393,492
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875	03/16/26		2,000	2,131,008
Sr. Unsec’d. Notes(a)	3.150	06/30/23		10,000	10,401,107
Sr. Unsec’d. Notes	4.000	06/30/22		11,700	11,978,282
Sr. Unsec’d. Notes, EMTN	2.875	01/29/24	EUR	42,450	52,457,879
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	7,375	9,331,232
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes(a)	2.000	11/04/21		3,200	3,200,326
Gov’t. Gtd. Notes	2.125	02/10/25		15,000	15,525,220
Gov’t. Gtd. Notes	2.375	11/16/22		850	867,371
Gov’t. Gtd. Notes	2.500	06/01/22		31,500	31,914,871
Gov’t. Gtd. Notes	2.500	05/23/24		7,800	8,126,596
Gov’t. Gtd. Notes	3.375	07/31/23		2,800	2,935,239
Gov’t. Gtd. Notes	3.375	10/31/23		2,600	2,739,422
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		12,000	12,600,320
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		17,200	17,561,868
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		21,000	21,567,886
Sr. Unsec’d. Notes, 144A, MTN(a)	2.375	02/13/25		44,000	45,785,021
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		8,600	8,692,669
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		4,000	4,197,795
Sr. Unsec’d. Notes, EMTN	2.125	10/25/23		14,400	14,789,407
Sr. Unsec’d. Notes, GMTN	3.250	05/02/24		43,000	45,058,895

See Notes to Financial Statements.

PGIM Total Return Bond Fund    109

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A	8.875%	12/01/24		6,830	$8,402,034
Korea International Bond (South Korea),
Sr. Unsec’d. Notes	2.125	06/10/24	EUR	25,900	31,687,739
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes	2.750	03/20/22		100,000	100,835,308
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.625	02/01/22		195,634	198,793,446
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes(a)	3.750	03/16/25		3,700	3,953,309
Sr. Unsec’d. Notes	9.375	01/16/23		10,800	11,868,926
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	36,700	50,221,809
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes	9.500	02/02/30		3,500	5,422,256
Province of Alberta (Canada),
Sr. Unsec’d. Notes	1.300	07/22/30		21,630	20,650,042
Sr. Unsec’d. Notes	2.200	07/26/22		6,355	6,442,151
Sr. Unsec’d. Notes	3.300	03/15/28		13,210	14,534,639
Sr. Unsec’d. Notes, EMTN	1.000	11/15/21	GBP	1,700	2,327,174
Province of British Columbia (Canada),
Bonds	7.250	09/01/36		17,530	28,118,689
Sr. Unsec’d. Notes(a)	6.500	01/15/26		24,696	29,728,628
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26		2,700	2,797,701
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24		1,790	1,868,263
Province of Nova Scotia (Canada),
Debentures	8.250	07/30/22		6,400	6,752,924
Debentures	8.750	04/01/22		1,990	2,054,091
Province of Ontario (Canada),
Sr. Unsec’d. Notes	3.400	10/17/23		8,565	9,028,778
Province of Quebec (Canada),
Sr. Unsec’d. Notes, Series NJ	7.500	07/15/23		705	786,464
Sr. Unsec’d. Notes, Series PD	7.500	09/15/29		5,020	7,066,891
Unsec’d. Notes, MTN	7.295	07/22/26		474	594,226
Unsec’d. Notes, MTN	7.365	03/06/26		82	102,295
Unsec’d. Notes, MTN	7.380	04/09/26		100	124,863
Unsec’d. Notes, Series A, MTN	6.350	01/30/26		3,683	4,384,771
Unsec’d. Notes, Series A, MTN	7.140	02/27/26		6,050	7,404,122
Unsec’d. Notes, Series A, MTN	7.485	03/02/26		11,700	14,684,690

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Province of Saskatchewan (Canada),
Debentures	8.500%	07/15/22		6,055	$6,381,786
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes	4.500	01/20/22		10,000	10,090,381
Sr. Unsec’d. Notes	6.400	01/20/40		1,950	2,849,810
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		13,010	16,773,825
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		10,705	14,252,123
Repubic of Italy Government International Bond Coupon Strips (Italy),
Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	14,400	14,947,937
Sr. Unsec’d. Notes	3.487(s)	03/27/23		4,000	3,968,276
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes	0.000(cc)	06/22/22	EUR	2,231	2,572,788
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	1.250	02/17/26		68,690	67,082,910
Sr. Unsec’d. Notes	2.875	10/17/29		119,300	121,875,222
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	9,218	10,883,245
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	162,065	278,205,371
Sr. Unsec’d. Notes, MTN(a)	5.375	06/15/33		73,614	91,637,108
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	3.750	07/24/26	EUR	600	748,481
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	5.125	06/15/48		5,000	5,896,816
Sr. Unsec’d. Notes, 144A, MTN	2.375	04/19/27	EUR	6,600	8,144,598
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	26,965	33,919,055
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	7,339	9,843,154
Sr. Unsec’d. Notes, 144A, MTN	4.875	01/22/24		2,044	2,199,702
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	21,800	27,422,043
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	21,690	27,455,312
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		43,320	45,861,933
Sr. Unsec’d. Notes, EMTN	4.625	04/03/49	EUR	900	1,207,091
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		106,090	107,730,575
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		18,785	20,452,248
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	15,055	17,062,321
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	12,556	15,748,489
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	30,245	32,824,735
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		69,700	64,978,625

See Notes to Financial Statements.

PGIM Total Return Bond Fund    111

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	5.250%	02/18/24		261,849	$287,982,342
Sr. Unsec’d. Notes(a)	5.500	10/26/22		1,600	1,677,909
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.500	06/08/22		2,000	2,025,590
Sr. Unsec’d. Notes	2.625	05/29/24		1,300	1,355,720
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		3,600	3,646,063
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		11,100	11,575,761
Sr. Unsec’d. Notes, 144A	3.250	06/01/23		6,200	6,454,366
Transport for London (United Kingdom),
Sr. Unsec’d. Notes, EMTN	2.250	08/09/22	GBP	1,000	1,384,287
Sr. Unsec’d. Notes, EMTN	5.000	03/31/35	GBP	89,400	156,702,214
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750	09/01/23		4,000	4,260,004
Sr. Unsec’d. Notes	8.994	02/01/24		4,635	5,070,568
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	58,755	63,250,148
Sr. Unsec’d. Notes, 144A	7.375	09/25/32		3,000	3,084,042
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		43,190	44,757,718
Sr. Unsec’d. Notes, 144A	7.750	09/01/23		10,000	10,650,010
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		10,360	11,333,568
Sr. Unsec’d. Notes, 144A	9.750	11/01/28		23,600	27,397,118
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55		9,466	12,152,388

TOTAL SOVEREIGN BONDS (cost $4,004,892,241)					4,246,630,413

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.9%
Fannie Mae Interest Strips	1.747(s)	01/15/29		385	334,909
Fannie Mae Interest Strips	1.758(s)	08/06/38		621	400,041
Fannie Mae Interest Strips	2.967(s)	05/15/30		1,613	1,346,901
Fannie Mae Interest Strips	3.010(s)	11/15/29		237	201,148
Fannie Mae Interest Strips	3.017(s)	07/15/30		1,355	1,128,545
Fannie Mae Interest Strips	3.045(s)	11/15/30		170	141,423
Fannie Mae Interest Strips	3.052(s)	07/15/29		4,091	3,506,078
Fannie Mae Principal Strips	1.823(s)	01/15/30		9,967	8,620,838
Fannie Mae Principal Strips	3.522(s)	07/15/37		6,895	4,826,134
Fannie Mae Principal Strips, MTN	3.335(s)	05/15/30		4,336	3,740,654
Federal Farm Credit Bank	3.000	01/14/30		541	593,913
Federal Home Loan Bank	3.200	11/29/32		22,500	23,217,712
Federal Home Loan Bank	3.250	11/16/28		26,500	29,618,692
Federal Home Loan Mortgage Corp.,
MTN	2.054(s)	11/15/38		10,000	6,749,578
MTN	2.662(s)	12/17/29		1,485	1,284,174
MTN	6.241(s)	12/14/29		16,075	13,928,564

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal Home Loan Mortgage Corp.	2.500%	11/01/49	6,402		$6,631,681
Federal Home Loan Mortgage Corp.	3.500	02/01/47	1,326		1,417,678
Federal Home Loan Mortgage Corp.	4.500	09/01/39	436		485,546
Federal Home Loan Mortgage Corp.	5.000	01/01/39	48		54,754
Federal Home Loan Mortgage Corp.	5.500	06/01/31	1		1,296
Federal Home Loan Mortgage Corp.	5.500	10/01/33	259		302,211
Federal Home Loan Mortgage Corp.	5.500	07/01/34	3		3,454
Federal Home Loan Mortgage Corp.	6.000	10/01/32	8		9,143
Federal Home Loan Mortgage Corp.	6.000	12/01/32	7		7,916
Federal Home Loan Mortgage Corp.	6.000	02/01/33	7		7,797
Federal Home Loan Mortgage Corp.	6.000	11/01/33	49		55,825
Federal Home Loan Mortgage Corp.	6.000	01/01/34	34		39,568
Federal Home Loan Mortgage Corp.	6.000	12/01/36	1		1,475
Federal Home Loan Mortgage Corp.(k)	6.250	07/15/32	49,948		71,931,427
Federal Home Loan Mortgage Corp.	6.500	07/01/32	1		1,122
Federal Home Loan Mortgage Corp.	6.500	07/01/32	2		1,915
Federal Home Loan Mortgage Corp.	6.500	08/01/32	1		1,097
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,682
Federal Home Loan Mortgage Corp.	6.500	08/01/32	2		2,761
Federal Home Loan Mortgage Corp.	6.500	08/01/32	3		3,033
Federal Home Loan Mortgage Corp.	6.500	09/01/32	17		19,661
Federal Home Loan Mortgage Corp.	6.500	11/01/33	21		23,574
Federal Home Loan Mortgage Corp.(k)	6.750	03/15/31	52,373		75,409,102
Federal Home Loan Mortgage Corp.	7.000	09/01/32	26		27,436
Federal Home Loan Mortgage Corp.	8.500	08/01/24	1		872
Federal Home Loan Mortgage Corp.	8.500	11/01/24	—	(r)	356
Federal Judiciary Office Building Trust, Notes	2.135(s)	08/15/22	5		4,981
Federal Judiciary Office Building Trust	2.094(s)	02/15/24	325		317,495
Federal National Mortgage Assoc.,
Cost of Funds for the 11th District of San Francisco + 1.250% (Cap 11.572%, Floor 2.959%)	2.980(c)	05/01/36	6		6,663
Cost of Funds for the 11th District of San Francisco + 1.250% (Cap 12.734%, Floor 4.485%)	4.485(c)	01/01/28	1		1,454
Cost of Funds for the 11th District of San Francisco + 1.251% (Cap 12.924%, Floor 3.072%)	3.189(c)	05/01/36	3		2,735
Federal National Mortgage Assoc.(k)	1.875	09/24/26	30,280		31,273,220
Federal National Mortgage Assoc.	2.000	TBA	131,000		130,726,231
Federal National Mortgage Assoc.(k)	2.125	04/24/26	13,022		13,598,785
Federal National Mortgage Assoc.(k)	2.186(s)	03/17/31	794		642,119
Federal National Mortgage Assoc.	2.500	TBA	319,000		326,856,622
Federal National Mortgage Assoc.	4.000	12/01/40	141		157,047

See Notes to Financial Statements.

PGIM Total Return Bond Fund    113

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS(Continued)
Federal National Mortgage Assoc.	4.500%	01/01/25		23		$24,085
Federal National Mortgage Assoc.	4.500	02/01/33		6		6,197
Federal National Mortgage Assoc.	4.500	08/01/33		3		3,276
Federal National Mortgage Assoc.	4.500	08/01/40		5,442		6,082,594
Federal National Mortgage Assoc.	5.000	03/01/34		439		499,283
Federal National Mortgage Assoc.	5.375	12/07/28	GBP	11,098		19,271,255
Federal National Mortgage Assoc.	5.500	07/01/33		15		17,085
Federal National Mortgage Assoc.	5.500	08/01/33		—	(r)	253
Federal National Mortgage Assoc.	5.500	10/01/33		44		50,893
Federal National Mortgage Assoc.	5.500	11/01/33		6		6,846
Federal National Mortgage Assoc.	5.500	01/01/34		3		3,341
Federal National Mortgage Assoc.	5.500	04/01/34		3		3,567
Federal National Mortgage Assoc.	5.500	04/01/34		15		17,263
Federal National Mortgage Assoc.	5.500	04/01/34		67		76,711
Federal National Mortgage Assoc.	5.500	05/01/34		4		4,927
Federal National Mortgage Assoc.	5.500	05/01/34		19		22,137
Federal National Mortgage Assoc.	5.500	05/01/34		65		73,499
Federal National Mortgage Assoc.	5.500	03/01/35		754		869,310
Federal National Mortgage Assoc.	6.000	09/01/32		—	(r)	101
Federal National Mortgage Assoc.	6.000	11/01/32		2		2,924
Federal National Mortgage Assoc.	6.000	03/01/33		1		1,680
Federal National Mortgage Assoc.	6.000	10/01/33		2		2,675
Federal National Mortgage Assoc.	6.000	11/01/33		144		164,298
Federal National Mortgage Assoc.	6.000	02/01/34		98		111,669
Federal National Mortgage Assoc.	6.000	11/01/34		18		21,723
Federal National Mortgage Assoc.	6.000	11/01/34		31		36,871
Federal National Mortgage Assoc.	6.000	01/01/35		36		40,342
Federal National Mortgage Assoc.	6.000	04/01/36		1		1,409
Federal National Mortgage Assoc.	6.000	04/01/36		4		4,467
Federal National Mortgage Assoc.	6.000	04/01/36		6		7,443
Federal National Mortgage Assoc.	6.000	06/01/37		10		11,847
Federal National Mortgage Assoc.	6.250	05/15/29		23,685		31,528,170
Federal National Mortgage Assoc.	6.500	07/01/32		8		9,571
Federal National Mortgage Assoc.	6.500	08/01/32		8		8,453
Federal National Mortgage Assoc.	6.500	09/01/32		1		1,059
Federal National Mortgage Assoc.	6.500	09/01/32		25		28,738
Federal National Mortgage Assoc.	6.500	09/01/32		26		29,870
Federal National Mortgage Assoc.	6.500	09/01/32		42		48,381
Federal National Mortgage Assoc.	6.500	10/01/32		19		21,019
Federal National Mortgage Assoc.	6.500	04/01/33		29		33,367
Federal National Mortgage Assoc.(k)	6.625	11/15/30		56,974		80,702,345
Federal National Mortgage Assoc.	7.000	05/01/32		16		17,193
Federal National Mortgage Assoc.	7.000	06/01/32		4		4,797
Federal National Mortgage Assoc.(k)	7.125	01/15/30		7,255		10,368,643
Freddie Mac Coupon Strips	1.346(s)	01/15/31		555		460,262

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Freddie Mac Coupon Strips	1.386%(s)	07/15/31	1,700		$1,383,859

Freddie Mac Coupon Strips	1.388(s)	01/15/30	22		18,681

Freddie Mac Coupon Strips	1.440(s)	03/15/31	15,704		13,271,846

Freddie Mac Coupon Strips	1.747(s)	01/15/29	1,521		1,326,855

Freddie Mac Coupon Strips	1.874(s)	01/15/32	6,687		5,371,727

Freddie Mac Coupon Strips	1.977(s)	07/15/32	9,085		7,350,547

Freddie Mac Coupon Strips	2.731(s)	07/15/32	1,881		1,489,710

Government National Mortgage Assoc.	3.000	01/15/45	82		86,048

Government National Mortgage Assoc.	3.000	03/15/45	17		18,277

Government National Mortgage Assoc.	3.000	03/15/45	137		143,566

Government National Mortgage Assoc.	3.500	10/15/40	145		155,264

Government National Mortgage Assoc.	3.500	12/20/47	6,128		6,463,994

Government National Mortgage Assoc.	4.000	11/20/48	553		588,159

Government National Mortgage Assoc.	4.500	02/20/41	1,253		1,403,959

Government National Mortgage Assoc.	5.000	08/20/39	396		452,658

Government National Mortgage Assoc.	6.000	01/15/33	12		13,679

Government National Mortgage Assoc.	6.000	03/15/33	4		4,491

Government National Mortgage Assoc.	6.000	05/15/33	5		5,540

Government National Mortgage Assoc.	6.000	06/15/33	4		4,907

Government National Mortgage Assoc.	6.000	12/15/33	14		15,808

Government National Mortgage Assoc.	6.500	09/15/32	29		32,362

Government National Mortgage Assoc.	6.500	09/15/32	59		65,500

Government National Mortgage Assoc.	6.500	11/15/33	28		31,172

Government National Mortgage Assoc.	6.500	11/15/33	54		60,251

Government National Mortgage Assoc.	6.500	07/15/38	1		1,109

Government National Mortgage Assoc.	8.000	08/20/31	—	(r)	173

Government National Mortgage Assoc.	8.500	06/15/30	—	(r)	174

Government National Mortgage Assoc.	8.500	08/20/30	1		1,600

Indonesia Government AID Bond, U.S. Gov’t. Gtd. Notes	6.650	07/15/29	13,959		17,000,319

Israel Government, AID Bond, U.S. Gov’t. Gtd. Notes	5.500	09/18/33	21,469		29,682,703

New Valley Generation IV, Pass-Through Certificates	4.687	01/15/22	63		63,204

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	0.000(s)	07/17/23	7,400		8,616,594

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	0.000(s)	01/24/25	16,600		17,839,988

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	2.090	05/15/28	1,955		1,984,230

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.000	10/05/34	6,405		6,890,741

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.190	10/05/34	2,745		2,992,621

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.490	12/20/29	142		152,065

See Notes to Financial Statements.

PGIM Total Return Bond Fund    115

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)

Overseas Private Investment Corp., U.S. Gov’t. Gtd. Notes	3.820%	12/20/32	97	$108,435

Resolution Funding Corp., Unsec’d. Notes	8.625	01/15/30	429	653,706

Resolution Funding Corp. Interest Strips, Bonds	2.449(s)	01/15/30	1,519	1,294,182

Resolution Funding Corp. Interest Strips, Bonds	3.463(s)	04/15/30	20,677	17,548,295

Resolution Funding Corp. Principal Strips, Bonds	1.394(s)	01/15/30	3,889	3,367,358

Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875	02/01/27	4,560	4,905,491

Tennessee Valley Authority, Sr. Unsec’d. Notes	5.980	04/01/36	790	1,154,462

Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750	11/01/25	2,459	3,001,531

Tennessee Valley Authority Generic Strips, Bonds	1.886(s)	09/15/39	575	357,437

Tennessee Valley Authority Generic Strips, Bonds	2.339(s)	09/15/27	1,878	1,675,597

Tennessee Valley Authority Principal Strips, Unsec’d. Notes	2.937(s)	09/15/24	475	458,571

Tennessee Valley Authority Principal Strips, Bonds	2.950(s)	05/01/30	15,733	13,115,438

Tennessee Valley Authority Principal Strips, Bonds	3.874(s)	06/15/35	1,300	910,538

United States International Development Finance Corp., U.S. Gov’t. Gtd. Notes	3.370	10/05/34	6,513	7,196,063

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $1,063,926,278)				1,091,103,362

U.S. TREASURY OBLIGATIONS 5.9%

U.S. Treasury Bonds(v)	1.375	11/15/40	698,305	630,874,923

U.S. Treasury Bonds(h)(k)(v)	2.250	05/15/41	1,112,745	1,162,644,659

U.S. Treasury Bonds(k)	2.375	05/15/51	22,840	25,113,294

U.S. Treasury Bonds(v)	2.500	02/15/45	20,920	22,907,400

U.S. Treasury Bonds(k)(v)	2.500	02/15/46	225,980	248,825,166

U.S. Treasury Bonds(v)	2.500	05/15/46	20,130	22,183,889

U.S. Treasury Bonds(k)	2.750	11/15/47	18,280	21,261,925

U.S. Treasury Bonds(h)(k)(v)	2.875	05/15/43	111,225	128,482,254

U.S. Treasury Bonds(k)	2.875	08/15/45	5,405	6,329,762

U.S. Treasury Bonds(k)	3.125	02/15/43	5,930	7,107,661

U.S. Treasury Bonds(v)	3.375	11/15/48	71,435	93,222,675

U.S. Treasury Bonds(k)	3.750	11/15/43	18,670	24,562,719

U.S. Treasury Notes	0.375	11/30/25	4,935	4,798,902

U.S. Treasury Notes	0.375	01/31/26	80	77,594

U.S. Treasury Notes	0.375	09/30/27	10,365	9,798,974

U.S. Treasury Notes	0.750	04/30/26	2,475	2,432,848

U.S. Treasury Notes	0.750	08/31/26	15,895	15,575,858

U.S. Treasury Notes	0.875	09/30/26	7,160	7,054,837

U.S. Treasury Notes	1.125	08/31/28	34,780	34,024,622

U.S. Treasury Notes	1.250	08/15/31	500	485,859

U.S. Treasury Notes(k)	2.125	05/15/25	24,820	25,853,520

U.S. Treasury Notes(h)	2.250	11/15/27	66,400	69,875,625

U.S. Treasury Strips Coupon	1.020(s)	05/15/33	10,320	8,397,094

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)

U.S. Treasury Strips Coupon	1.450%(s)	08/15/42	13,055	$8,348,061

U.S. Treasury Strips Coupon	1.565(s)	11/15/41	35,820	23,340,368

U.S. Treasury Strips Coupon(k)	1.664(s)	11/15/30	23,650	20,334,381

U.S. Treasury Strips Coupon(k)	1.872(s)	05/15/31	13,800	11,722,992

U.S. Treasury Strips Coupon	1.960(s)	05/15/41	23,310	15,384,600

U.S. Treasury Strips Coupon(k)	2.010(s)	11/15/29	20,000	17,566,406

U.S. Treasury Strips Coupon(k)	2.057(s)	11/15/38	44,575	31,801,477

U.S. Treasury Strips Coupon(h)(k)(v)	2.059(s)	02/15/39	220,490	155,634,935

U.S. Treasury Strips Coupon(k)	2.132(s)	11/15/28	8,260	7,409,801

U.S. Treasury Strips Coupon(k)	2.162(s)	05/15/29	42,370	37,596,755

U.S. Treasury Strips Coupon(h)(k)	2.172(s)	05/15/39	206,540	145,094,350

U.S. Treasury Strips Coupon(k)	2.211(s)	11/15/40	44,875	30,020,674

U.S. Treasury Strips Coupon	2.251(s)	08/15/40	27,600	18,647,250

U.S. Treasury Strips Coupon	2.363(s)	11/15/44	17,805	10,977,200

U.S. Treasury Strips Coupon	2.365(s)	05/15/45	32,250	19,780,840

U.S. Treasury Strips Coupon	2.377(s)	08/15/45	12,525	7,645,632

U.S. Treasury Strips Coupon(k)	2.379(s)	08/15/44	82,650	50,965,348

U.S. Treasury Strips Coupon	2.387(s)	05/15/43	39,035	24,697,261

U.S. Treasury Strips Coupon(h)	2.394(s)	11/15/43	124,950	77,952,205

U.S. Treasury Strips Coupon	2.416(s)	05/15/42	3,255	2,097,568

U.S. Treasury Strips Coupon	2.429(s)	02/15/43	11,305	7,150,854

U.S. Treasury Strips Coupon	2.441(s)	05/15/44	53,520	33,274,387

U.S. Treasury Strips Coupon	2.494(s)	02/15/45	48,225	29,618,815

U.S. Treasury Strips Coupon(k)	2.602(s)	11/15/26	8,730	8,190,854

U.S. Treasury Strips Principal	2.274(s)	11/15/44	31,280	19,634,309

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,358,375,360)				3,386,779,383

			Shares

COMMON STOCKS 0.2%

Oil, Gas & Consumable Fuels

Chesapeake Energy Corp.			1,575,545	100,425,238

Chesapeake Energy Corp. Backstop Commitment			9,060	577,485

TOTAL COMMON STOCKS (cost $27,536,673)				101,002,723

EXCHANGE-TRADED FUND 0.0%

PGIM Ultra Short Bond ETF(a)(g) (cost $14,940,410)			300,000	14,886,000

See Notes to Financial Statements.

PGIM Total Return Bond Fund    117

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

PREFERRED STOCKS 0.0%

Banks 0.0%

Citigroup Capital XIII, 6.502%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40(a)	22,000	$603,900

Capital Markets 0.0%

State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(a)(oo)	315,000	9,232,650

TOTAL PREFERRED STOCKS (cost $8,425,000)		9,836,550

	Units

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $1)	7,478,572	35,149

TOTAL LONG-TERM INVESTMENTS (cost $56,587,268,781)		58,491,235,898

	Shares

SHORT-TERM INVESTMENTS 3.1%

AFFILIATED MUTUAL FUNDS 3.1%

PGIM Core Short-Term Bond Fund(wc)	70,967,437	652,900,417

PGIM Core Ultra Short Bond Fund(wc)	123,458,235	123,458,235

PGIM Institutional Money Market Fund (cost $998,150,516; includes $998,096,855 of cash collateral for securities on loan)(b)(wc)	1,000,011,491	999,411,485

TOTAL AFFILIATED MUTUAL FUNDS (cost $1,769,592,844)		1,775,770,137

OPTIONS PURCHASED*~ 0.0% (cost $18,564,534)		17,974,897

TOTAL SHORT-TERM INVESTMENTS (cost $1,788,157,378)		1,793,745,034

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.8% (cost $58,375,426,159)		60,284,980,932

See Notes to Financial Statements.

Description	Value

OPTIONS WRITTEN*~ (0.1)% (premiums received $52,934,240)	$(50,299,331)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 105.7% (cost $58,322,491,919)	60,234,681,601

Liabilities in excess of other assets(z) (5.7)%	(3,268,521,904)

NET ASSETS 100.0%	$56,966,159,697

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

AID—Agency for International Development

BABs—Build America Bonds

BBR—New Zealand Bank Bill Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

See Notes to Financial Statements.

PGIM Total Return Bond Fund    119

Schedule of Investments  (continued)

as of October 31, 2021

CLOIS—Sinacofi Chile Interbank Rate Average

CME—Chicago Mercantile Exchange

CMT—Constant Maturity Treasury

COOIS—Colombia Overnight Interbank Reference Rate

DIP—Debtor-In-Possession

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FREMF—Freddie Mac Mortgage Trust

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $726,894,208 and 1.3% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $972,906,861; cash collateral of $998,096,855 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	An affiliated security.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

See Notes to Financial Statements.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(v)	Represents security, or a portion thereof, segregated as collateral for reverse repurchase agreements.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA, DIP Term Loan, 3 Month LIBOR + 3.600%, 3.600%(c), Maturity Date 07/13/22 (cost $2,473,219)	2,500	$2,517,500	$44,281	$—

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
2- Year Interest Rate Swap, 10/04/25	Call	Deutsche Bank AG	10/02/23	2.35%	2.35%(A)	3Month SAIBOR(Q)	SAR	375,000	$265,750
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,160	235
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,170	235
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		628,020	737
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		643,450	755
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		729,630	1,680
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,170	1,606
iTraxx.EUR.36.V1, 12/20/26	Call	Barclays Bank PLC	01/19/22	0.58%	1.00%(Q)	iTraxx.EUR. 36.V1(Q)	EUR	1,700,000	7,445,437
2- Year Interest Rate Swap, 10/04/25	Put	Deutsche Bank AG	10/02/23	2.35%	3 Month SAIBOR(Q)	2.35%(A)	SAR	375,000	428,180

See Notes to Financial Statements.

PGIM Total Return Bond Fund    121

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		697,160	$941,776
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		697,170	941,789
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		628,020	1,359,706
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		643,450	1,393,113
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		729,630	2,020,075
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.55%	CDX.NA.IG. 37.V1(Q)	1.00%(Q)		697,170	1,930,206
iTraxx.EUR.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.78%	iTraxx.EUR. 36.V1(Q)	1.00%(Q)	EUR	1,700,000	1,243,617

Total Options Purchased (cost $18,564,534)									$17,974,897

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Azerbaijan Contingent CAP (premiums received $2,362,915)	Call	Deutsche Bank AG	12/22/32	6.86%	—	429,621	$(236,947)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
2- Year Interest Rate Swap, 10/04/25	Call	Deutsche Bank AG	10/02/23	1.08%	1 Day SOFR(A)	1.08%(A)	100,000	$(228,785)
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)	697,160	(320,260)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)	697,170	(320,265)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)	628,020	(4878,352)

See Notes to Financial Statements.

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)		643,450	$(490,105)
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)		729,630	(701,226)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.50%	CDX.NA.IG .37.V1(Q)	1.00%(Q)		697,170	(670,030)
iTraxx.EUR.36.V1, 12/20/26	Call	Barclays Bank PLC	01/19/22	0.78%	iTraxx.EUR. 36.V1(Q)	1.00%(Q)	EUR	1,700,000	(25,146,205)
2- Year Interest Rate Swap, 10/04/25	Put	Deutsche Bank AG	10/02/23	1.08%	1.08%(A)	1 Day SOFR(A)		100,000	(1,998,743)
CDX.NA.HY.36.V1, 06/20/26	Put	Credit Suisse International	11/17/21	$98.00	5.00%(Q)	CDX.NA.HY .36.V1(Q)		59,000	(4,998)
CDX.NA.HY.37.V1, 12/20/26	Put	Barclays Bank PLC	11/17/21	$107.00	5.00%(Q)	CDX.NA.HY .37.V1(Q)		325,330	(458,523)
CDX.NA.IG.36.V1, 06/20/26	Put	Goldman Sachs International	06/15/22	3.00%	1.00%(Q)	CDX.NA.IG .36.V1(Q)		1,000,000	(29,369)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,160	(432,820)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,170	(432,827)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		628,020	(625,004)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		643,450	(640,360)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		729,630	(1,049,958)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		697,170	(1,003,248)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	09/21/22	3.00%	1.00%(Q)	CDX.NA.IG. 37.V1(Q)		1,000,000	(258,364)
GS_21-PJA†† ^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)		701,420	(98,858)
iTraxx.EUR.35.V1, 06/20/26	Put	Goldman Sachs International	06/15/22	3.00%	1.00%(Q)	iTraxx.EUR. 35.V1(Q)	EUR	500,000	(20,604)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    123

Schedule of Investments  (continued)

as of October 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.EUR.36.V1, 12/20/26	Put	Barclays Bank PLC	01/19/22	0.58%	1.00%(Q)	iTraxx.EUR. 36.V1(Q)	EUR	1,700,000	$(2,989,797)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	12/15/21	8.00%	5.00%(Q)	iTraxx.XO .35.V1(Q)	EUR	300,000	(42,925)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	12/15/21	8.00%	5.00%(Q)	iTraxx.XO. 35.V1(Q)	EUR	500,000	(71,542)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	7.00%	5.00%(Q)	iTraxx.XO. 35.V1(Q)	EUR	326,830	(1,929,635)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	9.00%	5.00%(Q)	iTraxx.XO .35.V1(Q)	EUR	328,080	(1,236,098)
iTraxx.XO.36.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO. 36.V1(Q)	EUR	131,030	(253,421)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	09/21/22	8.00%	5.00%(Q)	iTraxx.XO. 36.V1(Q)	EUR	365,000	(6,278,265)
iTraxx.XO.36.V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO. 36.V1(Q)	EUR	260,550	(1,851,797)

Total OTC Swaptions (premiums received $50,571,325)									$(50,062,384)

Total Options Written (premiums received $52,934,240)									$(50,299,331)

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
96,982	5 Year U.S. Treasury Notes	Dec. 2021	$11,807,558,500	$(153,591,893)
7,884	10 Year U.S. Treasury Notes	Dec. 2021	1,030,463,477	192,668
9,022	10 Year U.S. Ultra Treasury Notes	Dec. 2021	1,308,471,938	(24,264,601)
9,255	20 Year U.S. Treasury Bonds	Dec. 2021	1,488,608,906	(6,560,366)
13,464	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	2,644,413,750	(8,057,736)

				(192,281,928)

Short Positions:
100	30 Day Federal Funds	Jan. 2022	41,636,664	37,349
299	30 Day Federal Funds	Feb. 2022	124,481,166	149,051
580	30 Day Federal Funds	Mar. 2022	241,420,145	333,092
305	30 Day Federal Funds	Apr. 2022	126,928,278	207,380
1	30 Day Federal Funds	May 2022	415,992	874
526	3 Month CME SOFR	Jun. 2022	131,342,200	170,312

See Notes to Financial Statements.

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
98,664	2 Year U.S. Treasury Notes	Dec. 2021	$21,632,082,000	$89,086,026
13,158	5 Year Euro-Bobl	Dec. 2021	2,034,576,276	30,638,948
7,000	10 Year Euro-Bund	Dec. 2021	1,360,427,040	37,146,488
9,881	Euro Schatz Index	Dec. 2021	1,278,855,935	3,901,553

				161,671,073

				$(30,610,855)

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 01/19/22	HSBC Bank PLC	AUD	24,403	$17,954,444	$18,361,651	$407,207	$—
Brazilian Real, Expiring 11/03/21	Credit Suisse International	BRL	1,000,472	187,898,501	177,088,820	—	(10,809,681)
Expiring 11/03/21	Deutsche Bank AG	BRL	64,492	11,592,000	11,415,439	—	(176,561)
Expiring 11/03/21	Goldman Sachs International	BRL	64,529	11,671,000	11,421,964	—	(249,036)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	65,404	12,036,000	11,576,849	—	(459,151)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	42,086	7,921,000	7,449,418	—	(471,582)
Expiring 12/02/21	Credit Suisse International	BRL	1,236,983	217,369,223	217,709,711	340,488	—
Chilean Peso, Expiring 12/15/21	Barclays Bank PLC	CLP	15,923,302	19,533,000	19,470,201	—	(62,799)
Expiring 12/15/21	BNP Paribas S.A.	CLP	12,560,691	15,180,000	15,358,572	178,572	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	9,521,318	11,654,000	11,642,182	—	(11,818)
Expiring 12/15/21	BNP Paribas S.A.	CLP	6,560,889	7,855,000	8,022,320	167,320	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	6,191,024	7,656,000	7,570,069	—	(85,931)
Expiring 12/15/21	Citibank, N.A.	CLP	11,372,746	14,286,000	13,906,014	—	(379,986)
Expiring 12/15/21	Citibank, N.A.	CLP	8,569,136	10,691,000	10,477,902	—	(213,098)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	CLP	6,331,625	7,997,000	7,741,988	—	(255,012)
Expiring 12/15/21	UBS AG	CLP	28,208,436	35,235,000	34,491,837	—	(743,163)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    125

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi, Expiring 11/18/21	Citibank, N.A.	CNH	67,041	$10,332,000	$10,447,474	$115,474	$—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	1,659,306	254,229,671	258,581,676	4,352,005	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	174,932	27,123,000	27,260,860	137,860	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	171,188	26,567,000	26,677,533	110,533	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	125,181	19,393,000	19,507,896	114,896	—
Expiring 11/18/21	Standard Chartered Bank	CNH	238,215	37,200,000	37,122,712	—	(77,288)
Colombian Peso, Expiring 12/15/21	BNP Paribas S.A.	COP	68,885,548	18,108,000	18,234,053	126,053	—
Expiring 12/15/21	Goldman Sachs International	COP	43,692,406	11,514,000	11,565,411	51,411	—
Czech Koruna, Expiring 01/19/22	BNP Paribas S.A.	CZK	316,909	14,280,000	14,228,887	—	(51,113)
Hungarian Forint, Expiring 01/19/22	Goldman Sachs International	HUF	4,655,106	14,981,000	14,903,931	—	(77,069)
Expiring 01/19/22	HSBC Bank PLC	HUF	5,084,017	16,356,000	16,277,147	—	(78,853)
Expiring 01/19/22	HSBC Bank PLC	HUF	4,886,006	15,653,000	15,643,187	—	(9,813)
Indian Rupee, Expiring 12/15/21	Citibank, N.A.	INR	3,629,033	49,152,580	48,134,607	—	(1,017,973)
Expiring 12/15/21	Citibank, N.A.	INR	1,760,118	23,866,000	23,345,767	—	(520,233)
Expiring 12/15/21	HSBC Bank PLC	INR	1,696,129	22,994,000	22,497,044	—	(496,956)
Expiring 12/15/21	HSBC Bank PLC	INR	1,604,724	21,751,000	21,284,659	—	(466,341)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	1,332,503	17,933,000	17,673,987	—	(259,013)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	1,328,783	17,872,000	17,624,654	—	(247,346)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	836,800	11,262,000	11,099,115	—	(162,885)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	1,467,904	19,561,000	19,469,924	—	(91,076)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	1,459,030	19,471,000	19,352,218	—	(118,782)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	1,415,882	18,785,000	18,779,909	—	(5,091)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	1,413,924	$18,724,000	$18,753,943	$29,943	$—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	1,076,756	14,492,000	14,281,822	—	(210,178)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	893,175	11,909,000	11,846,854	—	(62,146)
Expiring 12/15/21	Standard Chartered Bank	INR	2,261,120	29,977,000	29,990,943	13,943	—
Expiring 12/15/21	UBS AG	INR	1,438,250	19,316,000	19,076,596	—	(239,404)
Indonesian Rupiah,
Expiring 12/15/21	Barclays Bank PLC	IDR	162,942,626	11,308,000	11,398,096	90,096	—
Expiring 12/15/21	Citibank, N.A.	IDR	945,075,228	64,748,919	66,109,518	1,360,599	—
Expiring 12/15/21	Goldman Sachs International	IDR	167,956,560	11,688,000	11,748,829	60,829	—
Expiring 12/15/21	Goldman Sachs International	IDR	157,567,776	10,924,000	11,022,117	98,117	—
Expiring 12/15/21	HSBC Bank PLC	IDR	232,767,079	16,147,000	16,282,428	135,428	—
Expiring 12/15/21	HSBC Bank PLC	IDR	166,763,957	11,561,000	11,665,404	104,404	—
Expiring 12/15/21	HSBC Bank PLC	IDR	114,484,680	7,804,000	8,008,386	204,386	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	161,916,888	11,263,000	11,326,344	63,344	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	116,525,585	8,105,000	8,151,150	46,150	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	114,956,499	8,007,000	8,041,390	34,390	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	225,788,125	15,707,000	15,794,239	87,239	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	222,907,633	15,505,000	15,592,744	87,744	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	172,436,184	12,024,000	12,062,186	38,186	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	113,653,750	7,750,000	7,950,261	200,261	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    127

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/15/21	Citibank, N.A.	ILS	37,420	$11,693,000	$11,829,672	$136,672	$—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	4,040,341	35,555,807	35,486,720	—	(69,087)
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	247,542	12,314,000	11,936,764	—	(377,236)
Expiring 12/15/21	Citibank, N.A.	MXN	395,855	19,486,000	19,088,600	—	(397,400)
Expiring 12/15/21	Citibank, N.A.	MXN	334,076	15,848,000	16,109,553	261,553	—
Expiring 12/15/21	Goldman Sachs International	MXN	1,461,793	72,243,682	70,489,486	—	(1,754,196)
Expiring 12/15/21	Goldman Sachs International	MXN	459,720	22,630,000	22,168,284	—	(461,716)
Expiring 12/15/21	Goldman Sachs International	MXN	360,647	17,702,000	17,390,828	—	(311,172)
Expiring 12/15/21	Goldman Sachs International	MXN	341,451	16,401,000	16,465,201	64,201	—
Expiring 12/15/21	Goldman Sachs International	MXN	227,587	11,055,000	10,974,545	—	(80,455)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	222,880	11,053,000	10,747,572	—	(305,428)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	1,461,793	72,205,142	70,489,486	—	(1,715,656)
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	1,342,323	48,562,759	48,346,339	—	(216,420)
Expiring 12/15/21	UBS AG	TWD	617,190	22,440,000	22,229,270	—	(210,730)
New Zealand Dollar,
Expiring 01/19/22	HSBC Bank PLC	NZD	29,404	20,399,011	21,040,354	641,343	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Goldman Sachs International	PEN	32,481	7,887,000	8,125,296	238,296	—
Philippine Peso,
Expiring 12/15/21	HSBC Bank PLC	PHP	1,170,704	22,928,000	23,112,684	184,684	—
Expiring 12/15/21	HSBC Bank PLC	PHP	1,121,047	21,977,000	22,132,330	155,330	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	3,112,882	61,732,909	61,456,249	—	(276,660)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	1,584,026	30,938,000	31,272,716	334,716	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	1,179,261	23,145,000	23,281,625	136,625	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	997,873	$19,395,000	$19,700,560	$305,560	$—
Expiring 12/15/21	Standard Chartered Bank	PHP	1,573,480	30,797,000	31,064,525	267,525	—
Polish Zloty,
Expiring 01/19/22	Citibank, N.A.	PLN	73,588	18,637,000	18,408,572	—	(228,428)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	59,417	15,056,000	14,863,573	—	(192,427)
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	7,222,230	96,976,526	100,762,871	3,786,345	—
Expiring 12/15/21	Barclays Bank PLC	RUB	571,481	7,686,000	7,973,170	287,170	—
Expiring 12/15/21	Credit Suisse International	RUB	636,191	8,597,000	8,875,987	278,987	—
Expiring 12/15/21	Goldman Sachs International	RUB	520,349	7,063,000	7,259,786	196,786	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	7,222,230	97,425,231	100,762,871	3,337,640	—
Singapore Dollar,
Expiring 12/15/21	Goldman Sachs International	SGD	16,087	11,952,000	11,927,077	—	(24,923)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	39,235	28,934,000	29,089,471	155,471	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	16,046	11,950,000	11,896,375	—	(53,625)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	214,210	14,317,000	13,941,423	—	(375,577)
Expiring 12/15/21	Barclays Bank PLC	ZAR	169,385	11,446,000	11,024,066	—	(421,934)
Expiring 12/15/21	Goldman Sachs International	ZAR	167,038	11,439,000	10,871,340	—	(567,660)
Expiring 12/15/21	Goldman Sachs International	ZAR	117,474	7,952,000	7,645,574	—	(306,426)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	265,792	17,933,000	17,298,547	—	(634,453)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	261,418	17,212,000	17,013,836	—	(198,164)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    129

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	215,407	$14,360,000	$14,019,342	$—	$(340,658)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	162,824	10,691,000	10,597,067	—	(93,933)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	118,759	7,870,000	7,729,201	—	(140,799)

South Korean Won,
Expiring 12/15/21	Goldman Sachs International	KRW	13,600,131	11,580,000	11,565,537	—	(14,463)
Expiring 12/15/21	HSBC Bank PLC	KRW	22,920,182	19,403,000	19,491,299	88,299	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	163,611,785	139,703,012	139,135,291	—	(567,721)
Expiring 12/15/21	Standard Chartered Bank	KRW	23,010,370	19,669,000	19,567,994	—	(101,006)

Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	667,836	20,278,000	20,119,814	—	(158,186)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	442,499	13,440,000	13,331,107	—	(108,893)
Expiring 12/15/21	Standard Chartered Bank	THB	663,225	19,661,000	19,980,895	319,895	—
Expiring 12/15/21	Standard Chartered Bank	THB	511,448	15,645,000	15,408,327	—	(236,673)
Expiring 12/15/21	UBS AG	THB	574,579	17,273,000	17,310,294	37,294	—

				$2,914,410,417	$2,905,330,204	19,971,270	(29,051,483)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar, Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	90,207	$66,477,931	$67,874,513	$—	$(1,396,582)
Brazilian Real, Expiring 11/03/21	Credit Suisse International	BRL	1,236,983	218,548,240	218,952,490	—	(404,250)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound,
Expiring 01/19/22	Barclays Bank PLC	GBP	1,135,548	$1,543,847,469	$1,554,455,749	$—	$(10,608,280)

Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	41,971,173	53,644,823	51,320,210	2,324,613	—
Expiring 12/15/21	Citibank, N.A.	CLP	6,284,922	7,956,000	7,684,882	271,118	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	CLP	12,164,183	14,908,000	14,873,742	34,258	—
Expiring 12/15/21	UBS AG	CLP	14,938,076	18,474,000	18,265,518	208,482	—

Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	345,291	52,979,000	53,809,134	—	(830,134)
Expiring 11/18/21	Citibank, N.A.	CNH	114,329	17,893,000	17,816,732	76,268	—
Expiring 11/18/21	Citibank, N.A.	CNH	99,588	15,296,000	15,519,585	—	(223,585)
Expiring 11/18/21	Citibank, N.A.	CNH	88,180	13,575,000	13,741,802	—	(166,802)
Expiring 11/18/21	Citibank, N.A.	CNH	79,051	12,180,000	12,319,054	—	(139,054)
Expiring 11/18/21	HSBC Bank PLC	CNH	125,487	19,377,000	19,555,606	—	(178,606)
Expiring 11/18/21	HSBC Bank PLC	CNH	120,738	18,866,001	18,815,425	50,576	—
Expiring 11/18/21	HSBC Bank PLC	CNH	102,387	15,685,000	15,955,653	—	(270,653)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	128,892	19,744,000	20,086,232	—	(342,232)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	101,265	15,480,000	15,780,816	—	(300,816)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	78,916	12,162,000	12,297,983	—	(135,983)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	75,475	11,629,000	11,761,833	—	(132,833)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	74,763	11,527,000	11,650,854	—	(123,854)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	154,367	23,597,000	24,056,102	—	(459,102)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    131

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	63,475,728	$16,846,000	$16,802,070	$43,930	$—
Expiring 12/15/21	BNP Paribas S.A.	COP	44,811,788	11,618,000	11,861,712	—	(243,712)
Expiring 12/15/21	Citibank, N.A.	COP	74,360,565	19,300,000	19,683,294	—	(383,294)
Expiring 12/15/21	Goldman Sachs International	COP	54,309,770	14,343,000	14,375,834	—	(32,834)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	172,096,938	45,550,584	45,554,181	—	(3,597)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	62,804,795	16,245,000	16,624,473	—	(379,473)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	45,101,634	11,699,000	11,938,434	—	(239,434)
Expiring 12/15/21	UBS AG	COP	73,718,438	19,102,000	19,513,323	—	(411,323)
Expiring 12/15/21	UBS AG	COP	57,965,611	15,357,000	15,343,538	13,462	—
Expiring 12/15/21	UBS AG	COP	29,633,151	7,723,000	7,843,916	—	(120,916)
Expiring 12/15/21	UBS AG	COP	29,241,600	7,615,000	7,740,272	—	(125,272)

Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	870,962	39,507,467	39,105,302	402,165	—

Euro,
Expiring 01/19/22	Goldman Sachs International	EUR	1,429,553	1,655,136,647	1,656,055,116	—	(918,469)
Expiring 01/19/22	HSBC Bank PLC	EUR	1,433,641	1,660,112,255	1,660,791,065	—	(678,810)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	76,725	89,143,895	88,881,111	262,784	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	69,102	80,533,652	80,050,773	482,879	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/19/22	Standard Chartered Bank	EUR	244,156	$283,723,544	$282,841,208	$882,336	$—
Expiring 01/19/22	UBS AG	EUR	1,418,241	1,643,369,969	1,642,950,860	419,109	—
Expiring 01/19/22	UBS AG	EUR	957,074	1,108,932,723	1,108,714,976	217,747	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	28,428,397	90,892,342	91,017,236	—	(124,894)
Expiring 01/19/22	HSBC Bank PLC	HUF	28,428,397	90,924,318	91,017,236	—	(92,918)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	1,084,053	14,515,000	14,378,610	136,390	—
Expiring 12/15/21	Credit Suisse International	INR	1,427,627	18,924,000	18,935,688	—	(11,688)
Expiring 12/15/21	Credit Suisse International	INR	1,153,439	15,240,000	15,298,937	—	(58,937)
Expiring 12/15/21	Goldman Sachs International	INR	1,493,656	19,974,000	19,811,483	162,517	—
Expiring 12/15/21	HSBC Bank PLC	INR	2,309,708	30,485,000	30,635,403	—	(150,403)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	1,755,573	23,096,000	23,285,493	—	(189,493)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	1,393,667	18,580,000	18,485,260	94,740	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	1,324,564	17,705,000	17,568,694	136,306	—
Expiring 12/15/21	Morgan Stanley &Co. International PLC	INR	2,007,625	26,445,000	26,628,646	—	(183,646)
Expiring 12/15/21	Standard Chartered Bank	INR	1,458,173	19,177,000	19,340,850	—	(163,850)
Expiring 12/15/21	UBS AG	INR	1,456,865	19,399,000	19,323,499	75,501	—
Indonesian Rupiah,
Expiring 12/15/21	HSBC Bank PLC	IDR	736,589,560	51,836,000	51,525,613	310,387	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    133

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	115,532,781	$7,917,000	$8,081,702	$—	$(164,702)
Expiring 12/15/21	Standard Chartered Bank	IDR	257,312,755	17,905,000	17,999,437	—	(94,437)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	37,317	11,601,000	11,796,999	—	(195,999)
Expiring 12/15/21	Barclays Bank PLC	ILS	123,809	38,410,000	39,139,686	—	(729,686)
Expiring 12/15/21	Barclays Bank PLC	ILS	59,131	18,411,000	18,693,128	—	(282,128)
Expiring 12/15/21	Citibank, N.A.	ILS	83,581	25,997,000	26,422,602	—	(425,602)
Expiring 12/15/21	Citibank, N.A.	ILS	37,697	11,694,000	11,917,005	—	(223,005)
Expiring 12/15/21	Citibank, N.A.	ILS	37,386	11,559,000	11,818,968	—	(259,968)
Expiring 12/15/21	Goldman Sachs International	ILS	45,371	14,189,021	14,343,017	—	(153,996)
Expiring 12/15/21	Goldman Sachs International	ILS	36,822	11,435,000	11,640,486	—	(205,486)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ILS	49,963	15,428,000	15,794,698	—	(366,698)
Mexican Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	364,384	17,872,000	17,571,059	300,941	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	363,218	17,933,000	17,514,818	418,182	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	361,070	17,911,000	17,411,263	499,737	—
New Taiwanese Dollar,
Expiring 12/15/21	Credit Suisse International	TWD	517,933	18,702,000	18,654,355	47,645	—
Expiring 12/15/21	Credit Suisse International	TWD	387,933	14,090,000	13,972,147	117,853	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/15/21	Goldman Sachs International	TWD	523,891	$18,845,000	$18,868,937	$—	$(23,937)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	1,018,959	36,673,000	36,699,769	—	(26,769)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	549,724	19,817,000	19,799,347	17,653	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Standard Chartered Bank	PEN	44,333	11,204,000	11,090,153	113,847	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	1,317,273	25,838,000	26,006,336	—	(168,336)
Expiring 12/15/21	Citibank, N.A.	PHP	602,172	11,974,000	11,888,424	85,576	—
Expiring 12/15/21	Goldman Sachs International	PHP	987,060	19,538,000	19,487,084	50,916	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	1,181,370	23,338,000	23,323,256	14,744	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	587,737	11,683,000	11,603,425	79,575	—
Russian Ruble,
Expiring 12/15/21	Bank of America, N.A.	RUB	809,038	10,984,000	11,287,503	—	(303,503)
Expiring 12/15/21	Bank of America, N.A.	RUB	568,571	7,811,000	7,932,563	—	(121,563)
Expiring 12/15/21	Citibank, N.A.	RUB	1,573,651	21,354,000	21,955,213	—	(601,213)
Expiring 12/15/21	Citibank, N.A.	RUB	1,370,151	18,563,000	19,116,025	—	(553,025)
Expiring 12/15/21	Citibank, N.A.	RUB	1,317,034	17,795,000	18,374,954	—	(579,954)
Expiring 12/15/21	Citibank, N.A.	RUB	893,019	12,097,000	12,459,189	—	(362,189)
Expiring 12/15/21	Citibank, N.A.	RUB	861,085	11,666,000	12,013,657	—	(347,657)
Expiring 12/15/21	Credit Suisse International	RUB	1,478,209	20,034,000	20,623,624	—	(589,624)
Expiring 12/15/21	Credit Suisse International	RUB	1,110,583	15,267,000	15,494,591	—	(227,591)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    135

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	1,161,747	$15,710,000	$16,208,419	$—	$(498,419)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	1,044,341	14,692,000	14,570,405	121,595	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	550,649	7,392,000	7,682,521	—	(290,521)
Expiring 12/15/21	Standard Chartered Bank	RUB	1,126,945	15,340,000	15,722,881	—	(382,881)
Expiring 12/15/21	Standard Chartered Bank	RUB	566,672	7,679,000	7,906,073	—	(227,073)
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	25,509	18,835,000	18,912,917	—	(77,917)
Expiring 12/15/21	Citibank, N.A.	SGD	16,602	12,287,000	12,308,612	—	(21,612)
Expiring 12/15/21	Goldman Sachs International	SGD	353,761	263,172,577	262,281,353	891,224	—
Expiring 12/15/21	Goldman Sachs International	SGD	26,613	19,803,000	19,730,873	72,127	—
Expiring 12/15/21	Goldman Sachs International	SGD	16,532	12,229,000	12,256,947	—	(27,947)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	30,859	22,891,000	22,878,906	12,094	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	24,069	17,684,000	17,844,983	—	(160,983)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	23,707	17,495,000	17,576,294	—	(81,294)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	17,151	$12,672,000	$12,716,039	$—	$(44,039)
Expiring 12/15/21	UBS AG	SGD	28,559	21,226,000	21,173,979	52,021	—
Expiring 12/15/21	UBS AG	SGD	26,663	19,654,000	19,768,131	—	(114,131)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	2,062,417	141,243,087	134,228,279	7,014,808	—
Expiring 12/15/21	Citibank, N.A.	ZAR	1,253,671	86,715,258	81,592,655	5,122,603	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	2,258,013	156,517,312	146,958,200	9,559,112	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	270,281	17,684,000	17,590,686	93,314	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	269,892	17,760,000	17,565,375	194,625	—
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	502,338	15,290,000	15,133,874	156,126	—
Expiring 12/15/21	Credit Suisse International	THB	128,964	3,857,510	3,885,293	—	(27,783)
Expiring 12/15/21	HSBC Bank PLC	THB	4,388,924	135,089,542	132,224,654	2,864,888	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	646,714	19,330,000	19,483,489	—	(153,489)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	526,725	16,005,000	15,868,575	136,425	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	522,819	15,657,000	15,750,899	—	(93,899)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	508,568	14,937,000	15,321,560	—	(384,560)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	THB	462,573	13,837,490	13,935,902	—	(98,412)
Expiring 12/15/21	Standard Chartered Bank	THB	1,170,755	35,804,000	35,271,212	532,788	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    137

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/15/21	Standard Chartered Bank	THB	906,746	$27,063,000	$27,317,435	$—	$(254,435)
Expiring 12/15/21	Standard Chartered Bank	THB	906,667	28,010,000	27,315,058	694,942	—
Expiring 12/15/21	Standard Chartered Bank	THB	725,709	22,449,000	21,863,353	585,647	—
Turkish Lira,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	TRY	374,060	42,827,099	38,030,388	4,796,711	—

				$11,281,270,756	$11,270,189,661	41,253,287	(30,172,192)

						$61,224,557	$(59,223,675)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**:
Emirate of Abu Dhabi (D15)	12/20/24	1.000%(Q)	1,000	$(25,504)	$609	$(26,113)	Morgan Stanley & Co. International PLC
Federation of Malaysia (D15)	12/20/24	1.000%(Q)	2,000	(45,784)	1,217	(47,001)	Morgan Stanley & Co. International PLC
Federative Republic of Brazil (D15)	12/20/24	1.000%(Q)	6,000	134,318	3,652	130,666	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D15)	12/20/24	1.000%(Q)	1,000	(24,006)	609	(24,615)	Morgan Stanley & Co. International PLC
People’s Republic of China (D15)	12/20/24	1.000%(Q)	4,500	(111,145)	2,739	(113,884)	Morgan Stanley & Co. International PLC
Republic of Chile (D15)	12/20/24	1.000%(Q)	1,000	(14,864)	609	(15,473)	Morgan Stanley & Co. International PLC
Republic of Colombia (D15)	12/20/24	1.000%(Q)	2,500	5,035	1,522	3,513	Morgan Stanley & Co. International PLC
Republic of Indonesia (D15)	12/20/24	1.000%(Q)	4,000	(71,857)	2,435	(74,292)	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Panama (D15)	12/20/24	1.000%(Q)	1,000	$(13,467)	$609	$(14,076)	Morgan Stanley & Co. International PLC
Republic of Peru (D15)	12/20/24	1.000%(Q)	1,000	(15,071)	609	(15,680)	Morgan Stanley & Co. International PLC
Republic of Philippines (D15)	12/20/24	1.000%(Q)	1,000	(22,176)	609	(22,785)	Morgan Stanley & Co. International PLC
Republic of South Africa (D15)	12/20/24	1.000%(Q)	4,500	50,053	2,739	47,314	Morgan Stanley & Co. International PLC
Republic of Turkey (D15)	12/20/24	1.000%(Q)	6,000	554,082	3,652	550,430	Morgan Stanley & Co. International PLC
Russian Federation (D15)	12/20/24	1.000%(Q)	4,000	(66,449)	2,435	(68,884)	Morgan Stanley & Co. International PLC
State of Qatar (D15)	12/20/24	1.000%(Q)	1,000	(25,279)	609	(25,888)	Morgan Stanley & Co. International PLC
United Mexican States (D15)	12/20/24	1.000%(Q)	6,000	(85,395)	3,652	(89,047)	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D16)	12/20/26	1.000%(Q)	2,000	(59,629)	491	(60,120)	Bank of America, N.A.
Federation of Malaysia (D16)	12/20/26	1.000%(Q)	4,000	(96,446)	983	(97,429)	Bank of America, N.A.
Federative Republic of Brazil (D16)	12/20/26	1.000%(Q)	12,000	819,293	2,948	816,345	Bank of America, N.A.
Kingdom of Saudi Arabia (D16)	12/20/26	1.000%(Q)	2,000	(52,823)	491	(53,314)	Bank of America, N.A.
People’s Republic of China (D16)	12/20/26	1.000%(Q)	12,000	(337,858)	2,948	(340,806)	Bank of America, N.A.
Republic of Argentina (D16)	12/20/26	1.000%(Q)	2,000	1,185,204	491	1,184,713	Bank of America, N.A.
Republic of Chile (D16)	12/20/26	1.000%(Q)	2,000	(13,850)	491	(14,341)	Bank of America, N.A.
Republic of Colombia (D16)	12/20/26	1.000%(Q)	5,000	146,761	1,228	145,533	Bank of America, N.A.
Republic of Indonesia (D16)	12/20/26	1.000%(Q)	9,000	(90,637)	2,211	(92,848)	Bank of America, N.A.
Republic of Panama (D16)	12/20/26	1.000%(Q)	2,000	(9,039)	491	(9,530)	Bank of America, N.A.
Republic of Peru (D16)	12/20/26	1.000%(Q)	2,000	(7,643)	491	(8,134)	Bank of America, N.A.
Republic of Philippines (D16)	12/20/26	1.000%(Q)	2,000	(45,064)	491	(45,555)	Bank of America, N.A.
Republic of South Africa (D16)	12/20/26	1.000%(Q)	11,000	576,837	2,702	574,135	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    139

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of Turkey (D16)	12/20/26	1.000%(Q)	12,000	$1,831,854	$2,948	$1,828,906	Bank of America, N.A.
Republic of Ukraine (D16)	12/20/26	1.000%(Q)	2,000	287,568	491	287,077	Bank of America, N.A.
Russian Federation (D16)	12/20/26	1.000%(Q)	6,000	(58,164)	1,474	(59,638)	Bank of America, N.A.
State of Qatar (D16)	12/20/26	1.000%(Q)	2,000	(58,431)	491	(58,922)	Bank of America, N.A.
United Mexican States (D16)	12/20/26	1.000%(Q)	11,000	5,231	2,702	2,529	Bank of America, N.A.
Emirate of Abu Dhabi (D17)	12/20/26	1.000%(Q)	4,000	(119,258)	983	(120,241)	Goldman Sachs International
Federation of Malaysia (D17)	12/20/26	1.000%(Q)	8,000	(192,893)	1,965	(194,858)	Goldman Sachs International
Federative Republic of Brazil (D17)	12/20/26	1.000%(Q)	24,000	1,638,587	5,896	1,632,691	Goldman Sachs International
Kingdom of Saudi Arabia (D17)	12/20/26	1.000%(Q)	4,000	(105,646)	983	(106,629)	Goldman Sachs International
People’s Republic of China (D17)	12/20/26	1.000%(Q)	24,000	(675,716)	5,896	(681,612)	Goldman Sachs International
Republic of Argentina (D17)	12/20/26	1.000%(Q)	4,000	2,370,408	983	2,369,425	Goldman Sachs International
Republic of Chile (D17)	12/20/26	1.000%(Q)	4,000	(27,700)	983	(28,683)	Goldman Sachs International
Republic of Colombia (D17)	12/20/26	1.000%(Q)	10,000	293,522	2,457	291,065	Goldman Sachs International
Republic of Indonesia (D17)	12/20/26	1.000%(Q)	18,000	(181,274)	4,422	(185,696)	Goldman Sachs International
Republic of Panama (D17)	12/20/26	1.000%(Q)	4,000	(18,076)	983	(19,059)	Goldman Sachs International
Republic of Peru (D17)	12/20/26	1.000%(Q)	4,000	(15,286)	983	(16,269)	Goldman Sachs International
Republic of Philippines (D17)	12/20/26	1.000%(Q)	4,000	(90,128)	983	(91,111)	Goldman Sachs International
Republic of South Africa (D17)	12/20/26	1.000%(Q)	22,000	1,153,676	5,405	1,148,271	Goldman Sachs International
Republic of Turkey (D17)	12/20/26	1.000%(Q)	24,000	3,663,707	5,896	3,657,811	Goldman Sachs International
Republic of Ukraine (D17)	12/20/26	1.000%(Q)	4,000	575,137	983	574,154	Goldman Sachs International
Russian Federation (D17)	12/20/26	1.000%(Q)	12,000	(116,329)	2,948	(119,277)	Goldman Sachs International

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
State of Qatar (D17)	12/20/26	1.000%(Q)	4,000	$(116,862)	$983	$(117,845)	Goldman Sachs International
United Mexican States (D17)	12/20/26	1.000%(Q)	22,000	10,462	5,405	5,057	Goldman Sachs International
Emirate of Abu Dhabi (D18)	12/20/26	1.000%(Q)	2,000	(59,629)	546	(60,175)	Bank of America, N.A.
Federation of Malaysia (D18)	12/20/26	1.000%(Q)	4,000	(96,447)	1,092	(97,539)	Bank of America, N.A.
Federative Republic of Brazil (D18)	12/20/26	1.000%(Q)	12,000	819,293	3,277	816,016	Bank of America, N.A.
Kingdom of Saudi Arabia (D18)	12/20/26	1.000%(Q)	2,000	(52,823)	546	(53,369)	Bank of America, N.A.
People’s Republic of China (D18)	12/20/26	1.000%(Q)	12,000	(337,858)	3,277	(341,135)	Bank of America, N.A.
Republic of Argentina (D18)	12/20/26	1.000%(Q)	2,000	1,185,204	546	1,184,658	Bank of America, N.A.
Republic of Chile (D18)	12/20/26	1.000%(Q)	2,000	(13,850)	546	(14,396)	Bank of America, N.A.
Republic of Colombia (D18)	12/20/26	1.000%(Q)	5,000	146,761	1,366	145,395	Bank of America, N.A.
Republic of Indonesia (D18)	12/20/26	1.000%(Q)	9,000	(90,637)	2,458	(93,095)	Bank of America, N.A.
Republic of Panama (D18)	12/20/26	1.000%(Q)	2,000	(9,038)	546	(9,584)	Bank of America, N.A.
Republic of Peru (D18)	12/20/26	1.000%(Q)	2,000	(7,643)	546	(8,189)	Bank of America, N.A.
Republic of Philippines (D18)	12/20/26	1.000%(Q)	2,000	(45,064)	546	(45,610)	Bank of America, N.A.
Republic of South Africa (D18)	12/20/26	1.000%(Q)	11,000	576,837	3,004	573,833	Bank of America, N.A.
Republic of Turkey (D18)	12/20/26	1.000%(Q)	12,000	1,831,853	3,277	1,828,576	Bank of America, N.A.
Republic of Ukraine (D18)	12/20/26	1.000%(Q)	2,000	287,568	546	287,022	Bank of America, N.A.
Russian Federation (D18)	12/20/26	1.000%(Q)	6,000	(58,164)	1,639	(59,803)	Bank of America, N.A.
State of Qatar (D18)	12/20/26	1.000%(Q)	2,000	(58,431)	546	(58,977)	Bank of America, N.A.
United Mexican States (D18)	12/20/26	1.000%(Q)	11,000	5,231	3,004	2,227	Bank of America, N.A.
Emirate of Abu Dhabi (D19)	12/20/26	1.000%(Q)	3,000	(89,444)	1,232	(90,676)	Morgan Stanley & Co. International PLC
Federation of Malaysia (D19)	12/20/26	1.000%(Q)	6,000	(144,669)	2,465	(147,134)	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    141

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Federative Republic of Brazil (D19)	12/20/26	1.000%(Q)	18,000	$1,228,941	$7,394	$1,221,547	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D19)	12/20/26	1.000%(Q)	3,000	(79,235)	1,232	(80,467)	Morgan Stanley & Co. International PLC
People’s Republic of China (D19)	12/20/26	1.000%(Q)	18,000	(506,786)	7,394	(514,180)	Morgan Stanley & Co. International PLC
Republic of Argentina (D19)	12/20/26	1.000%(Q)	3,000	1,777,806	1,232	1,776,574	Morgan Stanley & Co. International PLC
Republic of Chile (D19)	12/20/26	1.000%(Q)	3,000	(20,775)	1,232	(22,007)	Morgan Stanley & Co. International PLC
Republic of Colombia (D19)	12/20/26	1.000%(Q)	7,500	220,142	3,081	217,061	Morgan Stanley & Co. International PLC
Republic of Indonesia (D19)	12/20/26	1.000%(Q)	13,500	(135,956)	5,545	(141,501)	Morgan Stanley & Co. International PLC
Republic of Panama (D19)	12/20/26	1.000%(Q)	3,000	(13,557)	1,232	(14,789)	Morgan Stanley & Co. International PLC
Republic of Peru (D19)	12/20/26	1.000%(Q)	3,000	(11,465)	1,232	(12,697)	Morgan Stanley & Co. International PLC
Republic of Philippines (D19)	12/20/26	1.000%(Q)	3,000	(67,596)	1,232	(68,828)	Morgan Stanley & Co. International PLC
Republic of South Africa (D19)	12/20/26	1.000%(Q)	16,500	865,256	6,777	858,479	Morgan Stanley & Co. International PLC
Republic of Turkey (D19)	12/20/26	1.000%(Q)	18,000	2,747,781	7,394	2,740,387	Morgan Stanley & Co. International PLC
Republic of Ukraine (D19)	12/20/26	1.000%(Q)	3,000	431,353	1,232	430,121	Morgan Stanley & Co. International PLC
Russian Federation (D19)	12/20/26	1.000%(Q)	9,000	(87,246)	3,697	(90,943)	Morgan Stanley & Co. International PLC
State of Qatar (D19)	12/20/26	1.000%(Q)	3,000	(87,647)	1,232	(88,879)	Morgan Stanley & Co. International PLC
United Mexican States (D19)	12/20/26	1.000%(Q)	16,500	7,846	6,777	1,069	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D20)	12/20/26	1.000%(Q)	4,000	(119,258)	1,975	(121,233)	Citibank, N.A.
Federation of Malaysia (D20)	12/20/26	1.000%(Q)	8,000	(192,893)	3,949	(196,842)	Citibank, N.A.
Federative Republic of Brazil (D20)	12/20/26	1.000%(Q)	24,000	1,638,587	11,848	1,626,739	Citibank, N.A.
Kingdom of Saudi Arabia (D20)	12/20/26	1.000%(Q)	4,000	(105,646)	1,975	(107,621)	Citibank, N.A.
People’s Republic of China (D20)	12/20/26	1.000%(Q)	24,000	(675,716)	11,848	(687,564)	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):

Republic of Argentina (D20)	12/20/26	1.000%(Q)	4,000	$2,370,408	$1,975	$2,368,433	Citibank, N.A.

Republic of Chile (D20)	12/20/26	1.000%(Q)	4,000	(27,700)	1,975	(29,675)	Citibank, N.A.

Republic of Colombia (D20)	12/20/26	1.000%(Q)	10,000	293,522	4,937	288,585	Citibank, N.A.

Republic of Indonesia (D20)	12/20/26	1.000%(Q)	18,000	(181,274)	8,886	(190,160)	Citibank, N.A.

Republic of Panama (D20)	12/20/26	1.000%(Q)	4,000	(18,076)	1,975	(20,051)	Citibank, N.A.

Republic of Peru (D20)	12/20/26	1.000%(Q)	4,000	(15,286)	1,975	(17,261)	Citibank, N.A.

Republic of Philippines (D20)	12/20/26	1.000%(Q)	4,000	(90,128)	1,975	(92,103)	Citibank, N.A.

Republic of South Africa (D20)	12/20/26	1.000%(Q)	22,000	1,153,676	10,861	1,142,815	Citibank, N.A.

Republic of Turkey (D20)	12/20/26	1.000%(Q)	24,000	3,663,707	11,848	3,651,859	Citibank, N.A.

Republic of Ukraine (D20)	12/20/26	1.000%(Q)	4,000	575,137	1,975	573,162	Citibank, N.A.

Russian Federation (D20)	12/20/26	1.000%(Q)	12,000	(116,329)	5,924	(122,253)	Citibank, N.A.

State of Qatar (D20)	12/20/26	1.000%(Q)	4,000	(116,862)	1,975	(118,837)	Citibank, N.A.

United Mexican States (D20)	12/20/26	1.000%(Q)	22,000	10,462	10,861	(399)	Citibank, N.A.

Emirate of Abu Dhabi (D21)	12/20/26	1.000%(Q)	6,000	(178,887)	2,962	(181,849)	JPMorgan Chase Bank, N.A.

Federation of Malaysia (D21)	12/20/26	1.000%(Q)	12,000	(289,339)	5,924	(295,263)	JPMorgan Chase Bank, N.A.

Federative Republic of Brazil (D21)	12/20/26	1.000%(Q)	36,000	2,457,881	17,773	2,440,108	JPMorgan Chase Bank, N.A.

Kingdom of Saudi Arabia (D21)	12/20/26	1.000%(Q)	6,000	(158,469)	2,962	(161,431)	JPMorgan Chase Bank, N.A.

People’s Republic of China (D21)	12/20/26	1.000%(Q)	36,000	(1,013,573)	17,773	(1,031,346)	JPMorgan Chase Bank, N.A.

Republic of Argentina (D21)	12/20/26	1.000%(Q)	6,000	3,555,612	2,962	3,552,650	JPMorgan Chase Bank, N.A.

Republic of Chile (D21)	12/20/26	1.000%(Q)	6,000	(41,550)	2,962	(44,512)	JPMorgan Chase Bank, N.A.

Republic of Colombia (D21)	12/20/26	1.000%(Q)	15,000	440,283	7,405	432,878	JPMorgan Chase Bank, N.A.

Republic of Indonesia (D21)	12/20/26	1.000%(Q)	27,000	(271,911)	13,329	(285,240)	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    143

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):

Republic of Panama (D21)	12/20/26	1.000%(Q)	6,000	$(27,115)	$2,962	$(30,077)	JPMorgan Chase Bank, N.A.

Republic of Peru (D21)	12/20/26	1.000%(Q)	6,000	(22,929)	2,962	(25,891)	JPMorgan Chase Bank, N.A.

Republic of Philippines (D21)	12/20/26	1.000%(Q)	6,000	(135,193)	2,962	(138,155)	JPMorgan Chase Bank, N.A.

Republic of South Africa (D21)	12/20/26	1.000%(Q)	33,000	1,730,513	16,291	1,714,222	JPMorgan Chase Bank, N.A.

Republic of Turkey (D21)	12/20/26	1.000%(Q)	36,000	5,495,562	17,773	5,477,789	JPMorgan Chase Bank, N.A.

Republic of Ukraine (D21)	12/20/26	1.000%(Q)	6,000	862,706	2,962	859,744	JPMorgan Chase Bank, N.A.

Russian Federation (D21)	12/20/26	1.000%(Q)	18,000	(174,493)	8,886	(183,379)	JPMorgan Chase Bank, N.A.

State of Qatar (D21)	12/20/26	1.000%(Q)	6,000	(175,293)	2,962	(178,255)	JPMorgan Chase Bank, N.A.

United Mexican States (D21)	12/20/26	1.000%(Q)	33,000	15,692	16,291	(599)	JPMorgan Chase Bank, N.A.

Emirate of Abu Dhabi (D22)	12/20/26	1.000%(Q)	4,000	(119,258)	2,641	(121,899)	Morgan Stanley & Co. International PLC

Federation of Malaysia (D22)	12/20/26	1.000%(Q)	8,000	(192,892)	5,283	(198,175)	Morgan Stanley & Co. International PLC

Federative Republic of Brazil (D22)	12/20/26	1.000%(Q)	24,000	1,638,587	15,848	1,622,739	Morgan Stanley & Co. International PLC

Kingdom of Saudi Arabia (D22)	12/20/26	1.000%(Q)	4,000	(105,646)	2,641	(108,287)	Morgan Stanley & Co. International PLC

People’s Republic of China (D22)	12/20/26	1.000%(Q)	24,000	(675,716)	15,848	(691,564)	Morgan Stanley & Co. International PLC

Republic of Argentina (D22)	12/20/26	1.000%(Q)	4,000	2,370,408	2,641	2,367,767	Morgan Stanley & Co. International PLC

Republic of Chile (D22)	12/20/26	1.000%(Q)	4,000	(27,700)	2,641	(30,341)	Morgan Stanley & Co. International PLC

Republic of Colombia (D22)	12/20/26	1.000%(Q)	10,000	293,522	6,603	286,919	Morgan Stanley & Co. International PLC

Republic of Indonesia (D22)	12/20/26	1.000%(Q)	18,000	(181,274)	11,886	(193,160)	Morgan Stanley & Co. International PLC

Republic of Panama (D22)	12/20/26	1.000%(Q)	4,000	(18,077)	2,641	(20,718)	Morgan Stanley & Co. International PLC

Republic of Peru (D22)	12/20/26	1.000%(Q)	4,000	(15,287)	2,641	(17,928)	Morgan Stanley & Co. International PLC

Republic of Philippines (D22)	12/20/26	1.000%(Q)	4,000	(90,129)	2,641	(92,770)	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1)**(cont’d.):
Republic of South Africa (D22)	12/20/26	1.000%(Q)	22,000	$1,153,675	$14,527	$1,139,148	Morgan Stanley & Co. International PLC
Republic of Turkey (D22)	12/20/26	1.000%(Q)	24,000	3,663,708	15,848	3,647,860	Morgan Stanley & Co. International PLC
Republic of Ukraine (D22)	12/20/26	1.000%(Q)	4,000	575,137	2,641	572,496	Morgan Stanley & Co. International PLC
Russian Federation (D22)	12/20/26	1.000%(Q)	12,000	(116,329)	7,924	(124,253)	Morgan Stanley & Co. International PLC
State of Qatar (D22)	12/20/26	1.000%(Q)	4,000	(116,862)	2,641	(119,503)	Morgan Stanley & Co. International PLC
United Mexican States (D22)	12/20/26	1.000%(Q)	22,000	10,462	14,527	(4,065)	Morgan Stanley & Co. International PLC

				$50,512,055	$569,829	$49,942,226

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	12/20/23	1.000%(Q)	2,550	0.205%	$46,721	$(597)	$47,318	Barclays Bank PLC
Federative Republic of Brazil (D01)	12/20/23	1.000%(Q)	12,750	1.423%	(99,789)	(2,985)	(96,804)	Barclays Bank PLC
People’s Republic of China (D01)	12/20/23	1.000%(Q)	8,500	0.169%	162,393	(1,990)	164,383	Barclays Bank PLC
Republic of Chile (D01)	12/20/23	1.000%(Q)	2,550	0.453%	33,007	(597)	33,604	Barclays Bank PLC
Republic of Colombia (D01)	12/20/23	1.000%(Q)	3,400	0.852%	14,746	(796)	15,542	Barclays Bank PLC
Republic of Indonesia (D01)	12/20/23	1.000%(Q)	3,400	0.326%	53,272	(796)	54,068	Barclays Bank PLC
Republic of Panama (D01)	12/20/23	1.000%(Q)	2,550	0.472%	31,954	(597)	32,551	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    145

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Peru (D01)	12/20/23	1.000%(Q)	2,550	0.408%	$35,460	$(597)	$36,057	Barclays Bank PLC
Republic of Philippines (D01)	12/20/23	1.000%(Q)	2,550	0.227%	45,484	(597)	46,081	Barclays Bank PLC
Republic of South Africa (D01)	12/20/23	1.000%(Q)	7,650	1.048%	1,006	(1,791)	2,797	Barclays Bank PLC
Republic of Turkey (D01)	12/20/23	1.000%(Q)	12,750	4.042%	(780,691)	(2,985)	(777,706)	Barclays Bank PLC
Russian Federation (D01)	12/20/23	1.000%(Q)	7,650	0.368%	113,025	(1,791)	114,816	Barclays Bank PLC
United Mexican States (D01)	12/20/23	1.000%(Q)	11,050	0.421%	150,688	(2,587)	153,275	Barclays Bank PLC
Federation of Malaysia (D02)	12/20/23	1.000%(Q)	10,500	0.205%	192,381	(3,623)	196,004	Barclays Bank PLC
Federative Republic of Brazil (D02)	12/20/23	1.000%(Q)	52,500	1.423%	(410,896)	(18,115)	(392,781)	Barclays Bank PLC
People’s Republic of China (D02)	12/20/23	1.000%(Q)	35,000	0.169%	668,679	(12,076)	680,755	Barclays Bank PLC
Republic of Chile (D02)	12/20/23	1.000%(Q)	10,500	0.453%	135,912	(3,623)	139,535	Barclays Bank PLC
Republic of Colombia (D02)	12/20/23	1.000%(Q)	14,000	0.852%	60,719	(4,831)	65,550	Barclays Bank PLC
Republic of Indonesia (D02)	12/20/23	1.000%(Q)	14,000	0.326%	219,356	(4,831)	224,187	Barclays Bank PLC
Republic of Panama (D02)	12/20/23	1.000%(Q)	10,500	0.472%	131,573	(3,623)	135,196	Barclays Bank PLC
Republic of Peru (D02)	12/20/23	1.000%(Q)	10,500	0.408%	146,013	(3,623)	149,636	Barclays Bank PLC
Republic of Philippines (D02)	12/20/23	1.000%(Q)	10,500	0.227%	187,286	(3,623)	190,909	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of South Africa (D02)	12/20/23	1.000%(Q)	31,500	1.048%	$4,140	$(10,869)	$15,009	Barclays Bank PLC
Republic of Turkey (D02)	12/20/23	1.000%(Q)	52,500	4.042%	(3,214,610)	(18,115)	(3,196,495)	Barclays Bank PLC
Russian Federation (D02)	12/20/23	1.000%(Q)	31,500	0.368%	465,398	(10,869)	476,267	Barclays Bank PLC
United Mexican States (D02)	12/20/23	1.000%(Q)	45,500	0.421%	620,479	(15,699)	636,178	Barclays Bank PLC
Federation of Malaysia (D03)	12/20/23	1.000%(Q)	4,500	0.205%	82,449	(3,826)	86,275	Barclays Bank PLC
Federative Republic of Brazil (D03)	12/20/23	1.000%(Q)	22,500	1.423%	(176,098)	(19,131)	(156,967)	Barclays Bank PLC
People’s Republic of China (D03)	12/20/23	1.000%(Q)	15,000	0.169%	286,577	(12,754)	299,331	Barclays Bank PLC
Republic of Chile (D03)	12/20/23	1.000%(Q)	4,500	0.453%	58,248	(3,826)	62,074	Barclays Bank PLC
Republic of Colombia (D03)	12/20/23	1.000%(Q)	6,000	0.852%	26,022	(5,102)	31,124	Barclays Bank PLC
Republic of Indonesia (D03)	12/20/23	1.000%(Q)	6,000	0.326%	94,009	(5,102)	99,111	Barclays Bank PLC
Republic of Panama (D03)	12/20/23	1.000%(Q)	4,500	0.472%	56,389	(3,826)	60,215	Barclays Bank PLC
Republic of Peru (D03)	12/20/23	1.000%(Q)	4,500	0.408%	62,577	(3,826)	66,403	Barclays Bank PLC
Republic of Philippines (D03)	12/20/23	1.000%(Q)	4,500	0.227%	80,266	(3,826)	84,092	Barclays Bank PLC
Republic of South Africa (D03)	12/20/23	1.000%(Q)	13,500	1.048%	1,774	(11,479)	13,253	Barclays Bank PLC
Republic of Turkey (D03)	12/20/23	1.000%(Q)	22,500	4.042%	(1,377,690)	(19,131)	(1,358,559)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    147

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Russian Federation (D03)	12/20/23	1.000%(Q)	13,500	0.368%	$199,456	$(11,479)	$210,935	Barclays Bank PLC
United Mexican States (D03)	12/20/23	1.000%(Q)	19,500	0.421%	265,920	(16,580)	282,500	Barclays Bank PLC
Federation of Malaysia (D04)	12/20/23	1.000%(Q)	3,000	0.192%	55,795	(3,052)	58,847	Citibank, N.A.
Federative Republic of Brazil (D04)	12/20/23	1.000%(Q)	15,000	1.423%	(117,398)	(15,261)	(102,137)	Citibank, N.A.
People’s Republic of China (D04)	12/20/23	1.000%(Q)	10,000	0.169%	191,051	(10,174)	201,225	Citibank, N.A.
Republic of Chile (D04)	12/20/23	1.000%(Q)	3,000	0.453%	38,832	(3,052)	41,884	Citibank, N.A.
Republic of Colombia (D04)	12/20/23	1.000%(Q)	4,000	0.852%	17,348	(4,070)	21,418	Citibank, N.A.
Republic of Indonesia (D04)	12/20/23	1.000%(Q)	4,000	0.326%	62,673	(4,070)	66,743	Citibank, N.A.
Republic of Panama (D04)	12/20/23	1.000%(Q)	3,000	0.472%	37,593	(3,052)	40,645	Citibank, N.A.
Republic of Peru (D04)	12/20/23	1.000%(Q)	3,000	0.408%	41,718	(3,091)	44,809	Citibank, N.A.
Republic of Philippines (D04)	12/20/23	1.000%(Q)	3,000	0.227%	53,511	(3,052)	56,563	Citibank, N.A.
Republic of South Africa (D04)	12/20/23	1.000%(Q)	9,000	1.048%	1,183	(9,157)	10,340	Citibank, N.A.
Republic of Turkey (D04)	12/20/23	1.000%(Q)	15,000	4.042%	(918,460)	(15,261)	(903,199)	Citibank, N.A.
Russian Federation (D04)	12/20/23	1.000%(Q)	9,000	0.368%	132,971	(9,157)	142,128	Citibank, N.A.
United Mexican States (D04)	12/20/23	1.000%(Q)	13,000	0.421%	177,279	(13,227)	190,506	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federation of Malaysia (D05)	12/20/23	1.000%(Q)	3,000	0.205%	$54,966	$(3,326)	$58,292	Citibank, N.A.
Federative Republic of Brazil (D05)	12/20/23	1.000%(Q)	15,000	1.423%	(117,399)	(16,631)	(100,768)	Citibank, N.A.
People’s Republic of China (D05)	12/20/23	1.000%(Q)	10,000	0.169%	191,051	(11,087)	202,138	Citibank, N.A.
Republic of Chile (D05)	12/20/23	1.000%(Q)	3,000	0.453%	38,832	(3,326)	42,158	Citibank, N.A.
Republic of Colombia (D05)	12/20/23	1.000%(Q)	4,000	0.852%	17,348	(4,435)	21,783	Citibank, N.A.
Republic of Indonesia (D05)	12/20/23	1.000%(Q)	4,000	0.326%	62,673	(4,435)	67,108	Citibank, N.A.
Republic of Panama (D05)	12/20/23	1.000%(Q)	3,000	0.472%	37,593	(3,326)	40,919	Citibank, N.A.
Republic of Peru (D05)	12/20/23	1.000%(Q)	3,000	0.408%	41,718	(3,326)	45,044	Citibank, N.A.
Republic of Philippines (D05)	12/20/23	1.000%(Q)	3,000	0.227%	53,511	(3,326)	56,837	Citibank, N.A.
Republic of South Africa (D05)	12/20/23	1.000%(Q)	9,000	1.048%	1,182	(9,979)	11,161	Citibank, N.A.
Republic of Turkey (D05)	12/20/23	1.000%(Q)	15,000	4.042%	(918,460)	(16,631)	(901,829)	Citibank, N.A.
Russian Federation (D05)	12/20/23	1.000%(Q)	9,000	0.368%	132,970	(9,979)	142,949	Citibank, N.A.
United Mexican States (D05)	12/20/23	1.000%(Q)	13,000	0.421%	177,280	(14,413)	191,693	Citibank, N.A.
Emirate of Abu Dhabi (D06)	12/20/25	1.000%(Q)	8,000	0.332%	229,231	(194)	229,425	Goldman Sachs International
Federation of Malaysia (D06)	12/20/25	1.000%(Q)	12,000	0.424%	297,158	(290)	297,448	Goldman Sachs International

See Notes to Financial Statements.

PGIM Total Return Bond Fund    149

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Federative Republic of Brazil (D06)	12/20/25	1.000%(Q)	48,000	2.117%	$(2,064,280)	$(1,162)	$(2,063,118)	Goldman Sachs International
Kingdom of Saudi Arabia (D06)	12/20/25	1.000%(Q)	8,000	0.376%	214,547	(194)	214,741	Goldman Sachs International
People’s Republic of China (D06)	12/20/25	1.000%(Q)	48,000	0.356%	1,325,097	(1,162)	1,326,259	Goldman Sachs International
Republic of Argentina (D06)	12/20/25	1.000%(Q)	20,000	23.397%	(11,053,851)	(484)	(11,053,367)	Goldman Sachs International
Republic of Chile (D06)	12/20/25	1.000%(Q)	8,000	0.719%	101,102	(194)	101,296	Goldman Sachs International
Republic of Colombia (D06)	12/20/25	1.000%(Q)	20,000	1.358%	(264,841)	(484)	(264,357)	Goldman Sachs International
Republic of Indonesia (D06)	12/20/25	1.000%(Q)	32,000	0.638%	509,151	(775)	509,926	Goldman Sachs International
Republic of Panama (D06)	12/20/25	1.000%(Q)	8,000	0.766%	85,534	(194)	85,728	Goldman Sachs International
Republic of Peru (D06)	12/20/25	1.000%(Q)	8,000	0.749%	91,215	(194)	91,409	Goldman Sachs International
Republic of Philippines (D06)	12/20/25	1.000%(Q)	8,000	0.441%	192,647	(194)	192,841	Goldman Sachs International
Republic of South Africa (D06)	12/20/25	1.000%(Q)	36,000	1.766%	(1,060,299)	(871)	(1,059,428)	Goldman Sachs International
Republic of Turkey (D06)	12/20/25	1.000%(Q)	48,000	4.354%	(5,906,273)	(1,162)	(5,905,111)	Goldman Sachs International
Republic of Ukraine (D06)	12/20/25	1.000%(Q)	8,000	3.952%	(878,915)	(194)	(878,721)	Goldman Sachs International
Russian Federation (D06)	12/20/25	1.000%(Q)	24,000	0.652%	369,365	(581)	369,946	Goldman Sachs International
State of Qatar (D06)	12/20/25	1.000%(Q)	8,000	0.344%	225,416	(581)	225,997	Goldman Sachs International

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D06)	12/20/25	1.000%(Q)	48,000	0.808%	$431,831	$(1,162)	$432,993	Goldman Sachs International
Emirate of Abu Dhabi (D07)	12/20/25	1.000%(Q)	2,000	0.332%	57,308	(97)	57,405	Citibank, N.A.
Federation of Malaysia (D07)	12/20/25	1.000%(Q)	3,000	0.424%	74,290	(145)	74,435	Citibank, N.A.
Federative Republic of Brazil (D07)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(581)	(515,489)	Citibank, N.A.
Kingdom of Saudi Arabia (D07)	12/20/25	1.000%(Q)	2,000	0.376%	53,637	(97)	53,734	Citibank, N.A.
People’s Republic of China (D07)	12/20/25	1.000%(Q)	12,000	0.356%	331,275	(581)	331,856	Citibank, N.A.
Republic of Argentina (D07)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,463)	(242)	(2,763,221)	Citibank, N.A.
Republic of Chile (D07)	12/20/25	1.000%(Q)	2,000	0.719%	25,276	(97)	25,373	Citibank, N.A.
Republic of Colombia (D07)	12/20/25	1.000%(Q)	5,000	1.358%	(66,210)	(242)	(65,968)	Citibank, N.A.
Republic of Indonesia (D07)	12/20/25	1.000%(Q)	8,000	0.638%	127,288	(387)	127,675	Citibank, N.A.
Republic of Panama (D07)	12/20/25	1.000%(Q)	2,000	0.766%	21,383	(97)	21,480	Citibank, N.A.
Republic of Peru (D07)	12/20/25	1.000%(Q)	2,000	0.749%	22,804	(97)	22,901	Citibank, N.A.
Republic of Philippines (D07)	12/20/25	1.000%(Q)	2,000	0.441%	48,162	(97)	48,259	Citibank, N.A.
Republic of South Africa (D07)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)	(436)	(264,639)	Citibank, N.A.
Republic of Turkey (D07)	12/20/25	1.000%(Q)	12,000	4.354%	(1,476,568)	(581)	(1,475,987)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    151

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Ukraine (D07)	12/20/25	1.000%(Q)	2,000	3.952%	$(219,729)	$(97)	$(219,632)	Citibank, N.A.
Russian Federation (D07)	12/20/25	1.000%(Q)	6,000	0.652%	92,341	(291)	92,632	Citibank, N.A.
State of Qatar (D07)	12/20/25	1.000%(Q)	2,000	0.344%	56,354	(97)	56,451	Citibank, N.A.
United Mexican States (D07)	12/20/25	1.000%(Q)	12,000	0.808%	107,958	(581)	108,539	Citibank, N.A.
Emirate of Abu Dhabi (D08)	12/20/25	1.000%(Q)	2,000	0.332%	57,308	(389)	57,697	Morgan Stanley & Co. International PLC
Federation of Malaysia (D08)	12/20/25	1.000%(Q)	3,000	0.424%	74,290	(583)	74,873	Morgan Stanley & Co. International PLC
Federative Republic of Brazil (D08)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(2,333)	(513,737)	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D08)	12/20/25	1.000%(Q)	2,000	0.376%	53,637	(389)	54,026	Morgan Stanley & Co. International PLC
People’s Republic of China (D08)	12/20/25	1.000%(Q)	12,000	0.356%	331,274	(2,333)	333,607	Morgan Stanley & Co. International PLC
Republic of Argentina (D08)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,463)	(972)	(2,762,491)	Morgan Stanley & Co. International PLC
Republic of Chile (D08)	12/20/25	1.000%(Q)	2,000	0.719%	25,276	(389)	25,665	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D08)	12/20/25	1.000%(Q)	5,000	1.358%	$(66,210)	$(972)	$(65,238)	Morgan Stanley & Co. International PLC
Republic of Indonesia (D08)	12/20/25	1.000%(Q)	8,000	0.638%	127,288	(1,555)	128,843	Morgan Stanley & Co. International PLC
Republic of Panama (D08)	12/20/25	1.000%(Q)	2,000	0.766%	21,383	(389)	21,772	Morgan Stanley & Co. International PLC
Republic of Peru (D08)	12/20/25	1.000%(Q)	2,000	0.749%	22,804	(389)	23,193	Morgan Stanley & Co. International PLC
Republic of Philippines (D08)	12/20/25	1.000%(Q)	2,000	0.441%	48,162	(389)	48,551	Morgan Stanley & Co. International PLC
Republic of South Africa (D08)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)	(1,750)	(263,325)	Morgan Stanley & Co. International PLC
Republic of Turkey (D08)	12/20/25	1.000%(Q)	12,000	4.354%	(1,476,568)	(2,333)	(1,474,235)	Morgan Stanley & Co. International PLC
Republic of Ukraine (D08)	12/20/25	1.000%(Q)	2,000	3.952%	(219,729)	(389)	(219,340)	Morgan Stanley & Co. International PLC
Russian Federation (D08)	12/20/25	1.000%(Q)	6,000	0.652%	92,342	(1,166)	93,508	Morgan Stanley & Co. International PLC
State of Qatar (D08)	12/20/25	1.000%(Q)	2,000	0.344%	56,354	(486)	56,840	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    153

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D08)	12/20/25	1.000%(Q)	12,000	0.808%	$107,958	$(2,333)	$110,291	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D09)	12/20/25	1.000%(Q)	2,000	0.332%	57,308	(781)	58,089	Citibank, N.A.
Federation of Malaysia (D09)	12/20/25	1.000%(Q)	3,000	0.424%	74,289	(1,172)	75,461	Citibank, N.A.
Federative Republic of Brazil (D09)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(4,688)	(511,382)	Citibank, N.A.
Kingdom of Saudi Arabia (D09)	12/20/25	1.000%(Q)	2,000	0.376%	53,637	(781)	54,418	Citibank, N.A.
People’s Republic of China (D09)	12/20/25	1.000%(Q)	12,000	0.356%	331,274	(4,688)	335,962	Citibank, N.A.
Republic of Argentina (D09)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,463)	(1,953)	(2,761,510)	Citibank, N.A.
Republic of Chile (D09)	12/20/25	1.000%(Q)	2,000	0.719%	25,276	(781)	26,057	Citibank, N.A.
Republic of Colombia (D09)	12/20/25	1.000%(Q)	5,000	1.358%	(66,210)	(1,953)	(64,257)	Citibank, N.A.
Republic of Indonesia (D09)	12/20/25	1.000%(Q)	8,000	0.638%	127,288	(3,125)	130,413	Citibank, N.A.
Republic of Panama (D09)	12/20/25	1.000%(Q)	2,000	0.766%	21,384	(781)	22,165	Citibank, N.A.
Republic of Peru (D09)	12/20/25	1.000%(Q)	2,000	0.749%	22,804	(781)	23,585	Citibank, N.A.
Republic of Philippines (D09)	12/20/25	1.000%(Q)	2,000	0.441%	48,162	(781)	48,943	Citibank, N.A.
Republic of South Africa (D09)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)	(3,516)	(261,559)	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Turkey (D09)	12/20/25	1.000%(Q)	12,000	4.354%	$(1,476,569)	$(4,688)	$(1,471,881)	Citibank, N.A.
Republic of Ukraine (D09)	12/20/25	1.000%(Q)	2,000	3.952%	(219,728)	(781)	(218,947)	Citibank, N.A.
Russian Federation (D09)	12/20/25	1.000%(Q)	6,000	0.652%	92,341	(2,344)	94,685	Citibank, N.A.
State of Qatar (D09)	12/20/25	1.000%(Q)	2,000	0.344%	56,354	(781)	57,135	Citibank, N.A.
United Mexican States (D09)	12/20/25	1.000%(Q)	12,000	0.808%	107,958	(4,688)	112,646	Citibank, N.A.
Emirate of Abu Dhabi (D10)	12/20/25	1.000%(Q)	2,000	0.332%	57,308	(781)	58,089	Morgan Stanley &Co. International PLC
Federation of Malaysia (D10)	12/20/25	1.000%(Q)	3,000	0.424%	74,289	(1,172)	75,461	Morgan Stanley &Co. International PLC
Federative Republic of Brazil (D10)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(4,688)	(511,382)	Morgan Stanley &Co. International PLC
Kingdom of Saudi Arabia (D10)	12/20/25	1.000%(Q)	2,000	0.376%	53,637	(781)	54,418	Morgan Stanley &Co. International PLC
People’s Republic of China (D10)	12/20/25	1.000%(Q)	12,000	0.356%	331,274	(4,688)	335,962	Morgan Stanley &Co. International PLC
Republic of Argentina (D10)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,463)	(1,953)	(2,761,510)	Morgan Stanley &Co. International PLC
Republic of Chile (D10)	12/20/25	1.000%(Q)	2,000	0.719%	25,276	(781)	26,057	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    155

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D10)	12/20/25	1.000%(Q)	5,000	1.358%	$(66,210	) $	(1,953)	$(64,257)	Morgan Stanley &Co. International PLC
Republic of Indonesia (D10)	12/20/25	1.000%(Q)	8,000	0.638%	127,288		(3,125)	130,413	Morgan Stanley &Co. International PLC
Republic of Panama (D10)	12/20/25	1.000%(Q)	2,000	0.766%	21,384		(781)	22,165	Morgan Stanley &Co. International PLC
Republic of Peru (D10)	12/20/25	1.000%(Q)	2,000	0.749%	22,804		(781)	23,585	Morgan Stanley &Co. International PLC
Republic of Philippines (D10)	12/20/25	1.000%(Q)	2,000	0.441%	48,162		(781)	48,943	Morgan Stanley &Co. International PLC
Republic of South Africa (D10)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)		(3,516)	(261,559)	Morgan Stanley &Co. International PLC
Republic of Turkey (D10)	12/20/25	1.000%(Q)	12,000	4.354%	(1,476,569)		(4,688)	(1,471,881)	Morgan Stanley &Co. International PLC
Republic of Ukraine (D10)	12/20/25	1.000%(Q)	2,000	3.952%	(219,728)		(781)	(218,947)	Morgan Stanley &Co. International PLC
Russian Federation (D10)	12/20/25	1.000%(Q)	6,000	0.652%	92,341		(2,344)	94,685	Morgan Stanley &Co. International PLC
State of Qatar (D10)	12/20/25	1.000%(Q)	2,000	0.344%	56,354		(879)	57,233	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
United Mexican States (D10)	12/20/25	1.000%(Q)	12,000	0.808%	$107,958	$(4,688)	$112,646	Morgan Stanley &Co. International PLC
Emirate of Abu Dhabi (D11)	12/20/25	1.000%(Q)	2,000	0.332%	57,307	(831)	58,138	Citibank, N.A.
Federation of Malaysia (D11)	12/20/25	1.000%(Q)	3,000	0.424%	74,289	(1,246)	75,535	Citibank, N.A.
Federative Republic of Brazil (D11)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(4,984)	(511,086)	Citibank, N.A.
Kingdom of Saudi Arabia (D11)	12/20/25	1.000%(Q)	2,000	0.376%	53,636	(831)	54,467	Citibank, N.A.
People’s Republic of China (D11)	12/20/25	1.000%(Q)	12,000	0.356%	331,274	(4,984)	336,258	Citibank, N.A.
Republic of Argentina (D11)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,462)	(2,076)	(2,761,386)	Citibank, N.A.
Republic of Chile (D11)	12/20/25	1.000%(Q)	2,000	0.719%	25,275	(831)	26,106	Citibank, N.A.
Republic of Colombia (D11)	12/20/25	1.000%(Q)	5,000	1.358%	(66,210)	(2,076)	(64,134)	Citibank, N.A.
Republic of Indonesia (D11)	12/20/25	1.000%(Q)	8,000	0.638%	127,288	(3,322)	130,610	Citibank, N.A.
Republic of Panama (D11)	12/20/25	1.000%(Q)	2,000	0.766%	21,383	(831)	22,214	Citibank, N.A.
Republic of Peru (D11)	12/20/25	1.000%(Q)	2,000	0.749%	22,804	(831)	23,635	Citibank, N.A.
Republic of Philippines (D11)	12/20/25	1.000%(Q)	2,000	0.441%	48,161	(831)	48,992	Citibank, N.A.
Republic of South Africa (D11)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)	(3,738)	(261,337)	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    157

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Turkey (D11)	12/20/25	1.000%(Q)	12,000	4.354%	$(1,476,569)	$(4,984)	$(1,471,585)	Citibank, N.A.
Republic of Ukraine (D11)	12/20/25	1.000%(Q)	2,000	3.952%	(219,729)	(831)	(218,898)	Citibank, N.A.
Russian Federation (D11)	12/20/25	1.000%(Q)	6,000	0.652%	92,341	(2,492)	94,833	Citibank, N.A.
State of Qatar (D11)	12/20/25	1.000%(Q)	2,000	0.344%	56,354	(831)	57,185	Citibank, N.A.
United Mexican States (D11)	12/20/25	1.000%(Q)	12,000	0.808%	107,957	(4,984)	112,941	Citibank, N.A.
Emirate of Abu Dhabi (D12)	12/20/25	1.000%(Q)	2,000	0.332%	57,308	(1,227)	58,535	Citibank, N.A.
Federation of Malaysia (D12)	12/20/25	1.000%(Q)	3,000	0.424%	74,289	(1,841)	76,130	Citibank, N.A.
Federative Republic of Brazil (D12)	12/20/25	1.000%(Q)	12,000	2.117%	(516,070)	(7,363)	(508,707)	Citibank, N.A.
Kingdom of Saudi Arabia (D12)	12/20/25	1.000%(Q)	2,000	0.376%	53,637	(1,227)	54,864	Citibank, N.A.
People’s Republic of China (D12)	12/20/25	1.000%(Q)	12,000	0.356%	331,274	(7,363)	338,637	Citibank, N.A.
Republic of Argentina (D12)	12/20/25	1.000%(Q)	5,000	23.397%	(2,763,463)	(3,068)	(2,760,395)	Citibank, N.A.
Republic of Chile (D12)	12/20/25	1.000%(Q)	2,000	0.719%	25,276	(1,227)	26,503	Citibank, N.A.
Republic of Colombia (D12)	12/20/25	1.000%(Q)	5,000	1.358%	(66,210)	(3,068)	(63,142)	Citibank, N.A.
Republic of Indonesia (D12)	12/20/25	1.000%(Q)	8,000	0.638%	127,287	(4,909)	132,196	Citibank, N.A.
Republic of Panama (D12)	12/20/25	1.000%(Q)	2,000	0.766%	21,384	(1,227)	22,611	Citibank, N.A.

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Peru (D12)	12/20/25	1.000%(Q)	2,000	0.749%	$22,804	$(1,227)	$24,031	Citibank, N.A.
Republic of Philippines (D12)	12/20/25	1.000%(Q)	2,000	0.441%	48,162	(1,227)	49,389	Citibank, N.A.
Republic of South Africa (D12)	12/20/25	1.000%(Q)	9,000	1.766%	(265,075)	(5,522)	(259,553)	Citibank, N.A.
Republic of Turkey (D12)	12/20/25	1.000%(Q)	12,000	4.354%	(1,476,568)	(7,363)	(1,469,205)	Citibank, N.A.
Republic of Ukraine (D12)	12/20/25	1.000%(Q)	2,000	3.952%	(219,728)	(1,227)	(218,501)	Citibank, N.A.
Russian Federation (D12)	12/20/25	1.000%(Q)	6,000	0.652%	92,342	(3,681)	96,023	Citibank, N.A.
State of Qatar (D12)	12/20/25	1.000%(Q)	2,000	0.344%	56,354	(1,227)	57,581	Citibank, N.A.
United Mexican States (D12)	12/20/25	1.000%(Q)	12,000	0.808%	107,958	(7,363)	115,321	Citibank, N.A.
Emirate of Abu Dhabi (D13)	12/20/25	1.000%(Q)	4,000	0.332%	114,616	(2,454)	117,070	Morgan Stanley &Co. International PLC
Federation of Malaysia (D13)	12/20/25	1.000%(Q)	6,000	0.424%	148,579	(3,681)	152,260	Morgan Stanley &Co. International PLC
Federative Republic of Brazil (D13)	12/20/25	1.000%(Q)	24,000	2.117%	(1,032,140)	(14,726)	(1,017,414)	Morgan Stanley &Co. International PLC
Kingdom of Saudi Arabia (D13)	12/20/25	1.000%(Q)	4,000	0.376%	107,274	(2,454)	109,728	Morgan Stanley &Co. International PLC
People’s Republic of China (D13)	12/20/25	1.000%(Q)	24,000	0.356%	662,549	(14,726)	677,275	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    159

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Argentina (D13)	12/20/25	1.000%(Q)	10,000	23.397%	$(5,526,926)	$(6,136)	$(5,520,790)	Morgan Stanley &Co. International PLC
Republic of Chile (D13)	12/20/25	1.000%(Q)	4,000	0.719%	50,552	(2,454)	53,006	Morgan Stanley &Co. International PLC
Republic of Colombia (D13)	12/20/25	1.000%(Q)	10,000	1.358%	(132,421)	(6,136)	(126,285)	Morgan Stanley &Co. International PLC
Republic of Indonesia (D13)	12/20/25	1.000%(Q)	16,000	0.638%	254,576	(9,817)	264,393	Morgan Stanley &Co. International PLC
Republic of Panama (D13)	12/20/25	1.000%(Q)	4,000	0.766%	42,767	(2,454)	45,221	Morgan Stanley &Co. International PLC
Republic of Peru (D13)	12/20/25	1.000%(Q)	4,000	0.749%	45,608	(2,454)	48,062	Morgan Stanley &Co. International PLC
Republic of Philippines (D13)	12/20/25	1.000%(Q)	4,000	0.441%	96,324	(2,454)	98,778	Morgan Stanley &Co. International PLC
Republic of South Africa (D13)	12/20/25	1.000%(Q)	18,000	1.766%	(530,149)	(11,044)	(519,105)	Morgan Stanley &Co. International PLC
Republic of Turkey (D13)	12/20/25	1.000%(Q)	24,000	4.354%	(2,953,137)	(14,726)	(2,938,411)	Morgan Stanley &Co. International PLC
Republic of Ukraine (D13)	12/20/25	1.000%(Q)	4,000	3.952%	(439,457)	(2,454)	(437,003)	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Russian Federation (D13)	12/20/25	1.000%(Q)	12,000	0.652%	$184,683	$(7,363)	$192,046	Morgan Stanley &Co. International PLC
State of Qatar (D13)	12/20/25	1.000%(Q)	4,000	0.344%	112,708	(2,651)	115,359	Morgan Stanley &Co. International PLC
United Mexican States (D13)	12/20/25	1.000%(Q)	24,000	0.808%	215,916	(14,726)	230,642	Morgan Stanley &Co. International PLC
Emirate of Abu Dhabi (D14)	12/20/25	1.000%(Q)	4,000	0.332%	114,616	(2,454)	117,070	Morgan Stanley &Co. International PLC
Federation of Malaysia (D14)	12/20/25	1.000%(Q)	6,000	0.424%	148,579	(3,681)	152,260	Morgan Stanley &Co. International PLC
Federative Republic of Brazil (D14)	12/20/25	1.000%(Q)	24,000	2.117%	(1,032,140)	(14,726)	(1,017,414)	Morgan Stanley &Co. International PLC
Kingdom of Saudi Arabia (D14)	12/20/25	1.000%(Q)	4,000	0.376%	107,274	(2,454)	109,728	Morgan Stanley &Co. International PLC
People’s Republic of China (D14)	12/20/25	1.000%(Q)	24,000	0.356%	662,549	(14,726)	677,275	Morgan Stanley &Co. International PLC
Republic of Argentina (D14)	12/20/25	1.000%(Q)	10,000	23.397%	(5,526,926)	(6,136)	(5,520,790)	Morgan Stanley &Co. International PLC
Republic of Chile (D14)	12/20/25	1.000%(Q)	4,000	0.719%	50,552	(2,454)	53,006	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    161

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Colombia (D14)	12/20/25	1.000%(Q)	10,000	1.358%	$(132,421)	$(6,136)	$(126,285)	Morgan Stanley &Co. International PLC
Republic of Indonesia (D14)	12/20/25	1.000%(Q)	16,000	0.638%	254,576	(9,817)	264,393	Morgan Stanley &Co. International PLC
Republic of Panama (D14)	12/20/25	1.000%(Q)	4,000	0.766%	42,767	(2,454)	45,221	Morgan Stanley &Co. International PLC
Republic of Peru (D14)	12/20/25	1.000%(Q)	4,000	0.749%	45,608	(2,454)	48,062	Morgan Stanley &Co. International PLC
Republic of Philippines (D14)	12/20/25	1.000%(Q)	4,000	0.441%	96,324	(2,454)	98,778	Morgan Stanley &Co. International PLC
Republic of South Africa (D14)	12/20/25	1.000%(Q)	18,000	1.766%	(530,149)	(11,044)	(519,105)	Morgan Stanley &Co. International PLC
Republic of Turkey (D14)	12/20/25	1.000%(Q)	24,000	4.354%	(2,953,137)	(14,726)	(2,938,411)	Morgan Stanley &Co. International PLC
Republic of Ukraine (D14)	12/20/25	1.000%(Q)	4,000	3.952%	(439,457)	(2,454)	(437,003)	Morgan Stanley &Co. International PLC
Russian Federation (D14)	12/20/25	1.000%(Q)	12,000	0.652%	184,683	(7,363)	192,046	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
State of Qatar (D14)	12/20/25	1.000%(Q)	4,000	0.344%	$112,708	$(2,651)	$115,359	Morgan Stanley &Co. International PLC
United Mexican States (D14)	12/20/25	1.000%(Q)	24,000	0.808%	215,916	(14,726)	230,642	Morgan Stanley &Co. International PLC

					$(61,825,598)	$(913,399)	$(60,912,199)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices - Buy Protection(1)**:
CDX.EM.30.V3 (D01)	12/20/23	1.000%(Q)	79,900	$223,842	$65,771	$158,071	Barclays Bank PLC
CDX.EM.30.V3 (D02)	12/20/23	1.000%(Q)	329,000	921,701	(61,624)	983,325	Barclays Bank PLC
CDX.EM.30.V3 (D03)	12/20/23	1.000%(Q)	141,000	395,015	44,828	350,187	Barclays Bank PLC
CDX.EM.30.V3 (D04)	12/20/23	1.000%(Q)	94,000	263,343	24,259	239,084	Citibank, N.A.
CDX.EM.30.V3 (D05)	12/20/23	1.000%(Q)	94,000	263,343	32,554	230,789	Citibank, N.A.
CDX.EM.34.V1 (D06)	12/20/25	1.000%(Q)	400,000	16,400,429	(338,847)	16,739,276	Goldman Sachs International
CDX.EM.34.V1 (D07)	12/20/25	1.000%(Q)	100,000	4,100,107	(82,339)	4,182,446	Citibank, N.A.
CDX.EM.34.V1 (D08)	12/20/25	1.000%(Q)	100,000	4,100,107	1,944	4,098,163	Morgan Stanley & Co. International PLC
CDX.EM.34.V1 (D09)	12/20/25	1.000%(Q)	100,000	4,100,108	(48,829)	4,148,937	Citibank, N.A.
CDX.EM.34.V1 (D10)	12/20/25	1.000%(Q)	100,000	4,100,108	(48,829)	4,148,937	Morgan Stanley & Co. International PLC
CDX.EM.34.V1 (D11)	12/20/25	1.000%(Q)	100,000	4,100,107	(46,415)	4,146,522	Citibank, N.A.
CDX.EM.34.V1 (D12)	12/20/25	1.000%(Q)	100,000	4,100,107	(26,998)	4,127,105	Citibank, N.A.
CDX.EM.34.V1 (D13)	12/20/25	1.000%(Q)	200,000	8,200,215	(53,995)	8,254,210	Morgan Stanley & Co. International PLC
CDX.EM.34.V1 (D14)	12/20/25	1.000%(Q)	200,000	8,200,215	(53,995)	8,254,210	Morgan Stanley & Co. International PLC

				$59,468,747	$(592,515)	$60,061,262

See Notes to Financial Statements.

PGIM Total Return Bond Fund    163

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Packaged Credit Default Swap Agreements on credit indices— Sell Protection(2)**:
CDX.EM.32.V3 (D15)	12/20/24	1.000%(Q)	46,500	1.198%	$(229,713)	$(28,305)	$(201,408)	Morgan Stanley &Co. International PLC
CDX.EM.36.V1 (D16)	12/20/26	1.000%(Q)	100,000	1.863%	(4,022,595)	(44,222)	(3,978,373)	Bank of America, N.A.
CDX.EM.36.V1 (D17)	12/20/26	1.000%(Q)	200,000	1.863%	(8,045,188)	(108,097)	(7,937,091)	Goldman Sachs International
CDX.EM.36.V1 (D18)	12/20/26	1.000%(Q)	100,000	1.863%	(4,022,594)	(46,976)	(3,975,618)	Bank of America, N.A.
CDX.EM.36.V1 (D19)	12/20/26	1.000%(Q)	150,000	1.863%	(6,033,892)	(120,761)	(5,913,131)	Morgan Stanley &Co. International PLC
CDX.EM.36.V1 (D20)	12/20/26	1.000%(Q)	200,000	1.863%	(8,045,189)	(118,483)	(7,926,706)	Citibank, N.A.
CDX.EM.36.V1 (D21)	12/20/26	1.000%(Q)	300,000	1.863%	(12,067,783)	(207,346)	(11,860,437)	JPMorgan Chase Bank, N.A.
CDX.EM.36.V1 (D22)	12/20/26	1.000%(Q)	200,000	1.863%	(8,045,189)	(141,970)	(7,903,219)	Morgan Stanley &Co. International PLC

					$(50,512,143)	$(816,160)	$(49,695,983)

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s). Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D22).

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	11/14/21	0.250%(M)	701,420	*	$170,478	$(34,097)	$204,575	Goldman Sachs International

†† The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eskom Holdings SOC Ltd.	06/20/23	1.000%(Q)	15,000	$479,031	$664,010	$(184,979)	Goldman Sachs International
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	EUR 39,620	2,024,151	3,819,106	(1,794,955)	Deutsche Bank AG
General Electric Co.	12/20/21	1.000%(Q)	3,000	(7,180)	(2,202)	(4,978)	BNP Paribas S.A.
Petroleos Mexicanos	12/20/21	1.000%(Q)	6,000	(10,614)	9,809	(20,423)	HSBC Bank PLC
Petroleos Mexicanos	12/20/22	1.000%(Q)	17,000	46,063	189,047	(142,984)	Citibank, N.A.
Petroleos Mexicanos	06/20/24	1.000%(Q)	17,000	500,038	1,058,403	(558,365)	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)	78,445	(156,089)	(158,761)	2,672	Deutsche Bank AG
Safeway, Inc.	03/20/23	5.000%(Q)	10,000	(688,459)	(594,566)	(93,893)	BNP Paribas S.A.
United Mexican States	06/20/23	1.000%(Q)	19,685	(225,637)	46,400	(272,037)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	19,445	(222,886)	116,161	(339,047)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,615	(75,824)	14,667	(90,491)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,450	(73,932)	43,149	(117,081)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	6,435	(73,760)	39,527	(113,287)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	3,210	(36,794)	7,562	(44,356)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	31,000	(441,208)	(287,057)	(154,151)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	26,000	(370,046)	(194,088)	(175,958)	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	6,250	(88,953)	33,067	(122,020)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	5,745	(81,766)	25,386	(107,152)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	4,000	(56,930)	(10,651)	(46,279)	Citibank, N.A.

				$439,205	$4,818,969	$(4,379,764)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    165

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):

AT&T, Inc.	06/20/22	1.000%(Q)		97,600	0.256%	$ 585,256	$ 482,011	$ 103,245	Goldman Sachs International
Bank of America Corp.	06/20/22	1.000%(Q)		162,670	0.207%	1,027,229	813,870	213,359	Goldman Sachs International
Bank of Nova Scotia	06/20/22	1.000%(Q)		27,000	0.408%	135,091	112,423	22,668	Credit Suisse International
Boeing Co.	12/20/21	1.000%(Q)		152,900	0.331%	326,024	111,640	214,384	Bank of America, N.A.
Boeing Co.	12/20/21	1.000%(Q)		77,555	0.331%	165,368	47,557	117,811	Goldman Sachs International
Boeing Co.	06/20/24	1.000%(Q)		47,780	0.674%	466,012	174,211	291,801	Goldman Sachs International
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	25,050	5.042%	138,694	428,213	(289,519)	Goldman Sachs International
Casino Guichard Perrachon SA	06/20/24	5.000%(Q)	EUR	16,000	5.042%	88,587	283,637	(195,050)	Goldman Sachs International
Cemex	06/20/24	5.000%(Q)		13,400	1.825%	1,178,592	608,540	570,052	Credit Suisse International
Citigroup, Inc.	06/20/22	1.000%(Q)		98,000	0.244%	595,364	484,033	111,331	Goldman Sachs International
Credit Suisse Group AG	06/20/22	1.000%(Q)	EUR	13,000	0.220%	93,801	77,522	16,279	Barclays Bank PLC
Delta Air Lines Inc.	06/20/22	5.000%(Q)		21,720	0.719%	728,936	553,820	175,116	Credit Suisse International
Devon Energy Corp.	12/20/21	1.000%(Q)		60,560	0.333%	128,974	55,462	73,512	Barclays Bank PLC
Devon Energy Corp.	12/20/21	1.000%(Q)		43,590	0.333%	92,833	45,050	47,783	Goldman Sachs International

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Devon Energy Corp.	12/20/21	1.000%(Q)	32,960	0.333%	$70,195	$30,174	$40,021	Morgan Stanley & Co. International PLC
Electricite de France S.A.	12/20/22	1.000%(Q)	EUR 55,630	0.148%	711,410	581,763	129,647	Goldman Sachs International
EQT Corp.	06/20/22	5.000%(Q)	24,070	1.068%	751,989	553,063	198,926	Credit Suisse International
Eskom Holdings SOC Ltd.	12/20/23	1.000%(Q)	45,000	3.167%	(1,969,687)	(3,713,183)	1,743,496	Deutsche Bank AG
General Electric Co.	06/20/22	1.000%(Q)	88,380	0.164%	582,614	396,309	186,305	Morgan Stanley & Co. International PLC
General Motors Co.	06/20/26	5.000%(Q)	14,920	0.906%	2,839,036	2,697,749	141,287	Goldman Sachs International
Generalitat de Catalunya	12/20/25	1.000%(Q)	29,800	*	264,934	(235,343)	500,277	Deutsche Bank AG
Goldman Sachs Group, Inc. (The)	12/20/21	1.000%(Q)	71,090	0.243%	160,623	78,337	82,286	Barclays Bank PLC
Government of Japan	06/20/28	1.000%(Q)	35,000	0.260%	1,718,411	1,621,284	97,127	Citibank, N.A.
Halliburton Co.	12/20/26	1.000%(Q)	27,820	0.713%	430,714	274,004	156,710	Goldman Sachs International
Hess Corp.	12/20/21	1.000%(Q)	12,500	0.292%	27,358	8,502	18,856	Goldman Sachs International
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	15,790	0.588%	189,703	161,372	28,331	Goldman Sachs International
HSBC Bank PLC	12/20/21	1.000%(Q)	EUR 80,000	0.153%	221,208	114,046	107,162	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

PGIM Total Return Bond Fund    167

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Israel Electric Corp. Ltd.	12/20/21	1.000%(Q)		35,000	0.176%	$82,504	$(15,406)	$97,910	Barclays Bank PLC
Israel Electric Corp. Ltd.	06/20/24	1.000%(Q)	ILS	200,000	0.407%	1,066,834	455,488	611,346	Deutsche Bank AG
Israel Electric Corp. Ltd.	12/20/24	1.000%(Q)		3,000	0.577%	43,254	24,191	19,063	Barclays Bank PLC
JPMorgan Chase & Co.	12/20/21	1.000%(Q)		47,370	0.206%	109,550	55,467	54,083	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)		92,000	0.087%	652,675	291,862	360,813	HSBC Bank PLC
Kingdom of Spain	12/20/25	1.000%(Q)		11,700	0.261%	369,554	189,744	179,810	JPMorgan Chase Bank, N.A.
Naturgy Energy Group S.A.	06/20/22	1.000%(Q)	EUR	153,600	0.192%	1,141,191	871,180	270,011	Goldman Sachs International
Ovintiv Inc.	12/20/21	1.000%(Q)		33,960	0.367%	70,662	31,111	39,551	Barclays Bank PLC
Petroleos Mexicanos	06/20/23	1.000%(Q)		16,410	1.708%	(170,845)	(343,730)	172,885	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		16,205	1.708%	(168,710)	(407,456)	238,746	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		12,620	1.708%	(131,388)	(139,023)	7,635	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)		5,515	1.708%	(57,417)	(116,064)	58,647	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		5,365	1.708%	(55,855)	(138,240)	82,385	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		5,360	1.708%	(55,803)	(135,609)	79,806	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		2,730	1.708%	(28,422)	(57,152)	28,730	Citibank, N.A.
Petroleos Mexicanos	12/20/23	1.000%(Q)		12,000	1.905%	(215,835)	(471,869)	256,034	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)		31,000	2.372%	(1,255,748)	(975,162)	(280,586)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)		26,000	2.372%	(1,053,208)	(851,643)	(201,565)	Barclays Bank PLC

See Notes to Financial Statements.

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Petroleos Mexicanos	12/20/24	1.000%(Q)		6,250	2.372%	$(253,175)	$(374,282)	$121,107	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		5,745	2.372%	(232,718)	(340,034)	107,316	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		4,000	2.372%	(162,032)	(171,654)	9,622	Citibank, N.A.
Petroleos Mexicanos	06/20/25	1.000%(Q)		7,000	2.658%	(395,063)	(391,426)	(3,637)	Citibank, N.A.
Petroleos Mexicanos	12/20/28	1.000%(Q)		10,000	3.837%	(1,710,152)	(1,248,925)	(461,227)	Citibank, N.A.
Pioneer Natural Resources Co.	06/20/22	1.000%(Q)		130,140	0.156%	864,964	659,518	205,446	Goldman Sachs International
Republic of Chile	12/20/21	1.000%(Q)		38,000	0.236%	86,240	42,863	43,377	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)		78,445	0.217%	156,089	628,320	(472,231)	Deutsche Bank AG
Republic of Hungary	06/20/24	1.000%(Q)		25,000	0.304%	490,756	408,702	82,054	Citibank, N.A.
Republic of Hungary	12/20/24	1.000%(Q)		15,000	0.342%	327,615	254,134	73,481	Citibank, N.A.
Republic of Italy	12/20/22	1.000%(Q)	EUR	50,000	0.134%	648,657	636,368	12,289	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	EUR	50,000	0.206%	832,645	896,587	(63,942)	Bank of America, N.A.
Republic of Kazakhstan	12/20/21	1.000%(Q)		25,000	0.135%	60,393	23,820	36,573	HSBC Bank PLC
Republic of Kazakhstan	06/20/22	1.000%(Q)		5,000	0.143%	33,644	21,689	11,955	HSBC Bank PLC
Republic of Peru	12/20/21	1.000%(Q)		43,000	0.180%	101,110	45,161	55,949	Citibank, N.A.
Republic of Serbia	12/20/21	1.000%(Q)		3,920	0.110%	9,611	4,584	5,027	BNP Paribas S.A.
Republic of Serbia	12/20/25	1.000%(Q)		5,700	0.742%	66,547	(6,870)	73,417	BNP Paribas S.A.
Simon Property Group LP	06/20/26	1.000%(Q)		68,920	0.578%	1,403,424	742,234	661,190	Goldman Sachs International
State of Illinois	12/20/21	1.000%(Q)		8,000	0.403%	16,224	(1,527)	17,751	Citibank, N.A.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    169

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
State of Illinois	06/20/24	1.000%(Q)	30,010	0.639%	$316,908	$(200,426)	$517,334	Citibank, N.A.
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000%(Q)	6,180	1.111%	6,221	2,104	4,117	Barclays Bank PLC
T-Mobile US, Inc.	12/20/21	5.000%(Q)	23,350	0.488%	288,277	149,767	138,510	Barclays Bank PLC
United Mexican States	12/20/23	1.000%(Q)	15,000	0.421%	204,554	(94,603)	299,157	Barclays Bank PLC
Verizon Communications, Inc.	06/20/26	1.000%(Q)	40,810	0.488%	1,000,816	793,755	207,061	Goldman Sachs International

					$16,253,817	$7,593,614	$8,660,203

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000%(Q)	730,920	$(17,942,682)	$(18,272,371)	$(329,689)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2)^:
CDX.Budapest 10-30%	12/20/22	0.000%	100,000	*	$(159,173)	$(208,665)	$49,492	Citibank, N.A.
CDX.Davos 10-30%	06/20/22	0.000%	120,000	*	(58,616)	(105,509)	46,893	Citibank, N.A.
CDX.Tokyo 30-100%	06/20/22	0.000%	180,000	*	(36,112)	(87,101)	50,989	Citibank, N.A.

					$(253,901)	$(401,275)	$147,374

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
100,000	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$ (7,544,348)	$ (7,544,348)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    171

Schedule of Investments  (continued)

as of October 31, 2021

Inflation swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements (cont’d):
190,000	04/07/26	2.520%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(10,595,237)	$(10,595,237)
41,130	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(3,713,147)	(3,713,147)
139,600	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(12,587,742)	(12,587,742)
47,490	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(3,075,659)	(3,075,659)
93,910	04/09/31	2.447%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,953,078)	(5,953,078)
92,105	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,845,385)	(5,845,385)
56,570	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(3,559,090)	(3,559,090)
55,195	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(3,464,763)	(3,464,763)
44,945	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(2,768,842)	(2,768,842)
86,980	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(5,310,567)	(5,310,567)

				$—	$(64,417,858)	$(64,417,858)

(1) The Fund pays the fixed rate and receives the floating rate.

(2) The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	948,728	01/02/25	5.902%(T)	1 Day BROIS(2)(T)	$—	$(21,881,663)	$(21,881,663)
BRL	155,679	01/02/25	6.340%(T)	1 Day BROIS(2)(T)	—	(3,905,692)	(3,905,692)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	1,236,498	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	$—	$(30,877,123)	$(30,877,123)
BRL	1,319,643	01/02/25	6.343%(T)	1 Day BROIS(2)(T)	—	(33,020,503)	(33,020,503)
BRL	255,532	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	(4,278,928)	(4,278,928)
BRL	283,704	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	(4,671,573)	(4,671,573)
BRL	35,418	01/04/27	6.455%(T)	1 Day BROIS(2)(T)	—	(1,247,983)	(1,247,983)
BRL	423,654	01/04/27	6.845%(T)	1 Day BROIS(2)(T)	—	(15,506,592)	(15,506,592)
BRL	426,002	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(15,441,370)	(15,441,370)
BRL	746,638	01/04/27	6.890%(T)	1 Day BROIS(2)(T)	—	(27,102,578)	(27,102,578)
BRL	651,394	01/04/27	6.905%(T)	1 Day BROIS(2)(T)	—	(23,596,855)	(23,596,855)
BRL	232,214	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	(6,989,877)	(6,989,877)
BRL	56,209	01/02/29	7.190%(T)	1 Day BROIS(2)(T)	—	(2,602,954)	(2,602,954)
BRL	89,003	01/02/29	7.190%(T)	1 Day BROIS(2)(T)	—	(4,126,099)	(4,126,099)
BRL	83,932	01/02/29	7.193%(T)	1 Day BROIS(2)(T)	—	(3,890,450)	(3,890,450)
BRL	317,288	01/02/29	7.245%(T)	1 Day BROIS(2)(T)	—	(14,540,999)	(14,540,999)
CLP	19,200,000	01/21/26	1.566%(S)	1 Day CLOIS(2)(S)	—	(3,370,123)	(3,370,123)
CLP	30,000,000	01/22/26	1.570%(S)	1 Day CLOIS(2)(S)	—	(5,264,220)	(5,264,220)
CLP	43,500,000	01/22/26	1.580%(S)	1 Day CLOIS(2)(S)	—	(7,611,203)	(7,611,203)
CLP	12,600,000	02/04/26	1.645%(S)	1 Day CLOIS(2)(S)	—	(2,187,204)	(2,187,204)
CLP	4,000,000	01/18/31	2.700%(S)	1 Day CLOIS(2)(S)	—	(1,022,696)	(1,022,696)
CLP	14,400,000	01/20/31	2.625%(S)	1 Day CLOIS(2)(S)	—	(3,784,361)	(3,784,361)
CLP	1,900,000	01/29/31	2.570%(S)	1 Day CLOIS(2)(S)	—	(511,471)	(511,471)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    173

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CLP	3,300,000	01/21/33	2.805%(S)	1 Day CLOIS(2)(S)	$—	$(974,082)	$(974,082)
CLP	16,500,000	01/26/33	2.860%(S)	1 Day CLOIS(2)(S)	—	(4,783,161)	(4,783,161)
CLP	6,700,000	01/28/33	2.820%(S)	1 Day CLOIS(2)(S)	—	(1,973,221)	(1,973,221)
CLP	2,700,000	01/20/36	2.955%(S)	1 Day CLOIS(2)(S)	—	(930,377)	(930,377)
CLP	5,500,000	01/21/36	2.930%(S)	1 Day CLOIS(2)(S)	—	(1,913,262)	(1,913,262)
CLP	2,700,000	01/22/36	2.965%(S)	1 Day CLOIS(2)(S)	—	(927,504)	(927,504)
COP	113,200,000	02/13/25	4.540%(Q)	1 Day COOIS(2)(Q)	—	(988,884)	(988,884)
COP	176,513,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(1,625,854)	(1,625,854)
COP	55,000,000	02/20/25	4.540%(Q)	1 Day COOIS(2)(Q)	—	(493,686)	(493,686)
COP	150,000,000	01/20/26	3.060%(Q)	1 Day COOIS(2)(Q)	—	(4,422,144)	(4,422,144)
COP	14,760,000	01/20/26	3.085%(Q)	1 Day COOIS(2)(Q)	—	(431,384)	(431,384)
COP	25,000,000	01/21/26	3.055%(Q)	1 Day COOIS(2)(Q)	—	(738,995)	(738,995)
COP	73,700,000	01/22/26	3.050%(Q)	1 Day COOIS(2)(Q)	—	(2,184,354)	(2,184,354)
COP	28,200,000	02/13/27	4.770%(Q)	1 Day COOIS(2)(Q)	—	(412,903)	(412,903)
COP	53,420,000	09/21/27	3.680%(Q)	1 Day COOIS(2)(Q)	—	(1,771,204)	(1,771,204)
COP	80,000,000	01/22/28	3.525%(Q)	1 Day COOIS(2)(Q)	—	(3,036,501)	(3,036,501)
COP	124,700,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(2,710,811)	(2,710,811)
COP	87,251,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(1,881,950)	(1,881,950)
COP	50,000,000	02/19/30	5.070%(Q)	1 Day COOIS(2)(Q)	—	(1,090,359)	(1,090,359)
COP	42,300,000	02/21/30	5.090%(Q)	1 Day COOIS(2)(Q)	—	(912,063)	(912,063)
COP	22,340,000	09/21/30	4.315%(Q)	1 Day COOIS(2)(Q)	—	(855,952)	(855,952)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	30,823	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	$(702,262)	$(192,726)	$509,536
GBP	68,465	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	269,446	(114,704)	(384,150)
GBP	75,055	05/08/25	1.000%(A)	1 Day SONIA(1)(A)	(209,393)	(153,180)	56,213
GBP	297,124	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(14,333,375)	(641,064)	13,692,311
GBP	34,000	05/08/27	1.050%(A)	1 Day SONIA(1)(A)	(67,655)	(255,211)	(187,556)
GBP	4,000	05/08/28	1.100%(A)	1 Day SONIA(1)(A)	(20,705)	(57,801)	(37,096)
GBP	33,705	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	989,137	989,137
GBP	24,915	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(217,938)	(428,157)	(210,219)
GBP	40,000	05/08/30	1.100%(A)	1 Day SONIA(1)(A)	(2,744,672)	(780,893)	1,963,779
GBP	35,625	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(1,550,973)	(1,020,294)	530,679
GBP	63,100	05/08/32	1.150%(A)	1 Day SONIA(1)(A)	(1,869,633)	(1,999,726)	(130,093)
GBP	29,445	05/08/39	1.250%(A)	1 Day SONIA(1)(A)	(3,114,118)	(2,379,528)	734,590
HUF	4,459,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(2,092,880)	(2,092,880)
HUF	69,833,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(32,621,950)	(32,621,950)
HUF	19,737,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	—	(8,238,289)	(8,238,289)
MXN	1,239,740	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(2,560)	(3,319,914)	(3,317,354)
MXN	364,730	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,533)	(2,496,682)	(2,495,149)
MXN	692,000	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(882)	(4,973,945)	(4,973,063)

See Notes to Financial Statements.

PGIM Total Return Bond Fund    175

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	1,685,660	01/16/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	$(2,135)	$(12,120,843)	$(12,118,708)
MXN	1,920,000	01/21/31	5.500%(M)	28 Day Mexican Interbank Rate(2)(M)	(2,558)	(13,504,312)	(13,501,754)
MXN	976,310	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,599)	(7,288,768)	(7,287,169)
MXN	1,050,000	01/05/33	5.635%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,623)	(8,164,836)	(8,163,213)
MXN	1,080,000	01/10/33	5.680%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,713)	(8,197,683)	(8,195,970)
MXN	273,525	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(1,674)	(2,202,688)	(2,201,014)
NZD	95,800	02/14/30	1.522%(S)	3 Month BBR(2)(Q)	—	(5,944,174)	(5,944,174)
NZD	60,880	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(5,726,668)	(5,726,668)
NZD	236,770	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	101,969	(22,184,482)	(22,286,451)
NZD	90,600	01/26/31	1.097%(S)	3 Month BBR(2)(Q)	—	(8,506,638)	(8,506,638)
NZD	103,035	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(4,867,667)	(4,867,667)
PLN	391,650	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	30,409	(11,515,344)	(11,545,753)
PLN	697,220	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(553,790)	(20,981,096)	(20,427,306)
PLN	254,590	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	179,224	(4,460,603)	(4,639,827)
PLN	74,260	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	—	(1,700,395)	(1,700,395)

See Notes to Financial Statements.

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	1,798,900	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	$297,370	$70,386	$(226,984)
ZAR	1,784,300	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(468,947)	(56,856)	412,091
ZAR	912,400	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	21,840	410,308	388,468
ZAR	1,036,600	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(8,107)	1,305,612	1,313,719
ZAR	682,100	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(5,558)	1,030,116	1,035,674
ZAR	2,973,300	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	11,250,010	11,250,010
ZAR	379,200	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(6,399)	2,495,643	2,502,042
ZAR	307,400	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(1,142)	1,305,118	1,306,260
ZAR	1,359,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(23,598)	9,704,697	9,728,295
ZAR	312,800	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(16,350)	(446,329)	(429,979)
ZAR	3,093,400	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(76,103)	(7,863,504)	(7,787,401)
ZAR	395,800	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(9,810)	(897,437)	(887,627)
ZAR	1,346,800	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(1,856,434)	(5,785,058)	(3,928,624)
ZAR	312,900	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	(6,338)	(94,727)	(88,389)

					$(26,979,319)	$(458,207,193)	$(431,227,874)

(1) The Fund pays the fixed rate and receives the floating rate.

(2) The Fund pays the floating rate and receives the fixed rate.

Reverse repurchase agreements outstanding at October 31, 2021:

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at October 31, 2021
Barclays Capital, Inc.	0.100%	10/13/21	$156,618,000	11/19/21	$156,618,000
Barclays Capital, Inc.	0.100%	10/13/21	394,596,180	11/19/21	394,596,180
Barclays Capital, Inc.	0.120%	10/26/21	90,760,824	01/25/22	90,760,824
BNP Paribas S.A.	0.080%	10/28/21	148,250,025	11/19/21	148,250,025
BNP Paribas S.A.	0.090%	10/13/21	157,409,000	11/19/21	157,409,000
BNP Paribas S.A.	0.090%	10/13/21	396,589,090	11/19/21	396,589,090

See Notes to Financial Statements.

PGIM Total Return Bond Fund    177

Schedule of Investments  (continued)

as of October 31, 2021

Reverse repurchase agreements outstanding at October 31, 2021 (continued):

Broker	Interest Rate	Trade Date	Cost	Maturity Date	Value at October 31, 2021
BNP Paribas S.A.	0.110%	09/10/21	$73,948,400	12/10/21	$73,948,400
BNP Paribas S.A.	0.110%	09/10/21	74,950,365	12/10/21	74,950,365
BNP Paribas S.A.	0.120%	10/26/21	90,330,578	01/25/22	90,330,578
JPMorgan Securities, Inc.	0.080%	10/21/21	88,288,200	11/19/21	88,288,200
JPMorgan Securities, Inc.	0.080%	10/21/21	102,494,700	11/19/21	102,494,700
JPMorgan Securities, Inc.	0.080%	10/21/21	56,687,400	11/19/21	56,687,400
JPMorgan Securities, Inc.	0.080%	10/21/21	50,454,360	11/19/21	50,454,360
JPMorgan Securities, Inc.	0.080%	10/28/21	22,166,100	11/19/21	22,166,100
JPMorgan Securities, Inc.	0.080%	10/28/21	21,936,420	11/19/21	21,936,420
JPMorgan Securities, Inc.	0.080%	10/28/21	57,236,949	11/19/21	57,236,949
JPMorgan Securities, Inc.	0.080%	10/28/21	49,548,510	11/19/21	49,548,510

			$2,032,265,101		$2,032,265,101

During the reporting period ended October 31, 2021, PGIM Total Return Bond held reverse repurchase agreements the entire period with an average value of $358,210,504 and a daily weighted average interest rate of 0.10%. In addition, U.S. Treasury Obligations with a combined market value of $2,042,173,282 have been segregated as collateral to cover the requirement for the reverse repurchase agreements outstanding at period end.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$24,828,720	$(14,603,754)	$153,309,823	$(149,282,129)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$ —	$ 297,530,161
J.P. Morgan Securities LLC	—	298,998,406

Total	$ —	$ 596,528,567

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$517,525,336	$—
Collateralized Loan Obligations	—	11,096,857,224	120,802,000
Consumer Loans	—	528,638,647	—
Credit Cards	—	41,212,884	—
Home Equity Loans	—	13,929,137	—
Other	—	224,241,921	—
Residential Mortgage-Backed Securities	—	259,865,901	—
Small Business Loan	—	3,484	—
Student Loans	—	591,290,447	—
Bank Loans	—	574,158,570	77,889,655
Commercial Mortgage-Backed Securities	—	7,330,149,960	174,000,000
Convertible Bond	—	95,874	—
Corporate Bonds	—	24,128,374,005	75,501,482
Municipal Bonds	—	494,399,864	—
Residential Mortgage-Backed Securities	—	3,111,325,927	280,700,000
Sovereign Bonds	—	4,246,630,413	—
U.S. Government Agency Obligations	—	1,091,103,362	—
U.S. Treasury Obligations	—	3,386,779,383	—
Common Stocks	100,425,238	577,485	—
Exchange-Traded Fund	14,886,000	—	—
Preferred Stocks	9,836,550	—	—
Warrants	—	—	35,149
Short-Term Investments
Affiliated Mutual Funds	1,775,770,137	—	—
Options Purchased	—	17,974,897	—

Total	$1,900,917,925	$57,655,134,721	$728,928,286

Liabilities
Options Written	$—	$(48,348,676)	$(1,950,655)

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$44,281	$—
Futures Contracts	161,863,741	—	—
OTC Forward Foreign Currency Exchange Contracts	—	61,224,557	—
OTC Packaged Credit Default Swap Agreements	—	141,477,102	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    179

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Credit Default Swap Agreements	$—	$27,219,158	$170,478
Centrally Cleared Interest Rate Swap Agreements	—	46,412,804	—

Total	$161,863,741	$276,377,902	$170,478

Liabilities
Futures Contracts	$(192,474,596)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(59,223,675)	—
OTC Packaged Credit Default Swap Agreements	—	(143,834,041)	—
Centrally Cleared Credit Default Swap Agreement	—	(329,689)	—
OTC Credit Default Swap Agreements	—	(10,526,136)	(253,901)
Centrally Cleared Inflation Swap Agreements	—	(64,417,858)	—
Centrally Cleared Interest Rate Swap Agreements	—	(477,640,678)	—

Total	$(192,474,596)	$(755,972,077)	$(253,901)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities- Automobiles	Asset-Backed Securities- Collateralized Loan Obligations	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds
Balance as of 10/31/20	$23,788,054	$—	$115,111,704	$—	$23,005,750
Realized gain (loss)	—	—	5,593,997	—	343,049
Change in unrealized appreciation (depreciation)	—	(475,475)	18,730,585	—	(498,865)
Purchases/Exchanges/Issuances	—	121,277,475	2,658,337	174,000,000	73,107,500
Sales/Paydowns	—	—	(64,220,359)	—	(20,688,148)
Accrued discount/premium	—	—	15,391	—	232,196
Transfers into Level 3*	—	—	—	—	—
Transfers out of Level 3*	(23,788,054)	—	—	—	—

Balance as of 10/31/21	$—	$120,802,000	$77,889,655	$174,000,000	$75,501,482

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(475,475)	$17,269,880	$—	$(494,004)

See Notes to Financial Statements.

	Residential Mortgage-Backed Securities	Warrants	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/20	$661,508,835	$—	$(32,730)	$(5,125)
Realized gain (loss)	—	—	1,435,000	1,272,467
Change in unrealized appreciation (depreciation)	2,064,403	35,149	(1,578,560)	(83,423)
Purchases/Exchanges/Issuances	280,700,000	—	—	—
Sales/Paydowns	(663,573,238)	—	(1,774,365)	(1,267,342)
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 10/31/21	$280,700,000	$35,149	$(1,950,655)	$(83,423)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$35,149	$(176,290)	$(83,423)

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2021	Valuation Approach	Methodology	Unobservable Inputs
Corporate Bonds	$73,107,500	Market	Comparable Bond Spread	Adjusted Credit Spread

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2021, the aggregate value of these securities and/or derivatives was $653,786,708. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	19.7%
Commercial Mortgage-Backed Securities	13.2
Banks	11.2
Sovereign Bonds	7.5
Residential Mortgage-Backed Securities	6.5
U.S. Treasury Obligations	5.9
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	3.1
Electric	3.0
Pharmaceuticals	2.8

Oil & Gas	2.8%
Telecommunications	2.6
U.S. Government Agency Obligations	1.9
Pipelines	1.8
Healthcare-Services	1.6
Media	1.6
Foods	1.4
Diversified Financial Services	1.3
Aerospace & Defense	1.1
Retail	1.0
Student Loans	1.0

See Notes to Financial Statements.

PGIM Total Return Bond Fund    181

Schedule of Investments  (continued)

as of October 31, 2021

Industry Classification (continued):

Chemicals	1.0%
Commercial Services	1.0
Consumer Loans	0.9
Auto Manufacturers	0.9
Automobiles	0.9
Municipal Bonds	0.9
Insurance	0.8
Semiconductors	0.7
Airlines	0.6
Real Estate Investment Trusts (REITs)	0.6
Transportation	0.6
Software	0.6
Healthcare-Products	0.6
Multi-National	0.5
Agriculture	0.5
Other	0.4
Beverages	0.4
Machinery-Diversified	0.3
Entertainment	0.2
Lodging	0.2
Gas	0.2
Iron/Steel	0.2
Computers	0.2
Oil, Gas & Consumable Fuels	0.2
Mining	0.2
Auto Parts & Equipment	0.1
Packaging & Containers	0.1
Home Builders	0.1
Apparel	0.1
Household Products/Wares	0.1
Engineering & Construction	0.1
Building Materials	0.1
Internet	0.1

Credit Cards	0.1%
Miscellaneous Manufacturing	0.1
Electronics	0.1
Real Estate	0.1
Housewares	0.0	*
Leisure Time	0.0	*
Oil & Gas Services	0.0	*
Holding Companies-Diversified	0.0	*
Forest Products & Paper	0.0	*
Options Purchased	0.0	*
Electrical Components & Equipment	0.0	*
Machinery-Construction & Mining	0.0	*
Exchange-Traded Fund	0.0	*
Home Equity Loans	0.0	*
Water	0.0	*
Capital Markets	0.0	*
Savings & Loans	0.0	*
Biotechnology	0.0	*
Advertising	0.0	*
Environmental Control	0.0	*
Textiles	0.0	*
Office/Business Equipment	0.0	*
Energy-Alternate Sources	0.0	*
Small Business Loan	0.0	*

	105.8
Options Written	(0.1)
Liabilities in excess of other assets	(5.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$ —		Due from/to broker-variation margin swaps	$ 329,689	*
Credit contracts	Premiums paid for OTC swap agreements	24,828,720		Premiums received for OTC swap agreements	14,603,754
Credit contracts	Unaffiliated investments	17,280,967		Options written outstanding, at value	47,834,856
Credit contracts	Unrealized appreciation on OTC swap agreements	153,309,823		Unrealized depreciation on OTC swap agreements	149,282,129
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	61,224,557		Unrealized depreciation on OTC forward foreign currency exchange contracts	59,223,675
Interest rate contracts	Due from/to broker-variation margin futures	161,863,741	*	Due from/to broker-variation margin futures	192,474,596	*
Interest rate contracts	Due from/to broker-variation margin swaps	46,412,804	*	Due from/to broker-variation margin swaps	542,058,536	*
Interest rate contracts	Unaffiliated investments	693,930		Options written outstanding, at value	2,464,475

		$465,614,542			$1,008,271,710

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(13,918,426)	$30,661,725	$ —	$ —	$166,817,423
Foreign exchange contracts	—	—	—	211,244,725	—
Interest rate contracts	31,089,074	1,537,735	(618,163,346)	—	36,030,083

Total	$ 17,170,648	$32,199,460	$(618,163,346)	$211,244,725	$202,847,506

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    183

Schedule of Investments  (continued)

as of October 31, 2021

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$1,159	$500,285	$—	$—	$(57,971,196)
Foreign exchange contracts	—	—	—	(28,022,480)	—
Interest rate contracts	(33,617,765)	(2,234,481)	233,293,953	—	(543,625,400)

Total	$(33,616,606)	$(1,734,196)	$233,293,953	$(28,022,480)	$(601,596,596)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$5,249,659	$6,755,470,245	$17,931,775,406	$29,735,472,706	$3,756,763,074

Forward Foreign Currency Exchange Contracts - Sold(3)	Cross Currency Exchange Contracts(4)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$10,203,324,016	$43,309,322	$624,901,000	$6,603,124,925

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$5,740,538,100	$6,804,663,699	$64,108,242

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	N/A	$ 972,906,861	$(972,906,861)	$ —
Reverse Repurchase Agreements	Barclays Capital, Inc.	(641,975,004)	641,975,004	—
Reverse Repurchase Agreements	BNP Paribas S.A.	(941,477,458)	939,688,126	(1,789,332)
Reverse Repurchase Agreements	JPMorgan Securities, Inc.	(448,812,639)	448,812,639	—

		$(1,059,358,240)

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$ 11,600,104	$ (10,412,705)	$ 1,187,399	$(1,098,049)	$ 89,350
Barclays Bank PLC	29,273,325	(63,302,496)	(34,029,171)	34,029,171	—
BNP Paribas S.A.	4,283,959	(2,653,592)	1,630,367	(1,624,459)	5,908
Citibank, N.A.	46,391,833	(48,269,758)	(1,877,925)	1,877,925	—
Credit Suisse International	3,587,216	(12,273,575)	(8,686,359)	8,686,359	—
Deutsche Bank AG	10,476,390	(10,766,693)	(290,303)	—	(290,303)
Goldman Sachs International	46,494,457	(38,498,100)	7,996,357	—	7,996,357
HSBC Bank PLC	15,462,565	(2,601,962)	12,860,603	—	12,860,603
JPMorgan Chase Bank, N.A.	22,479,374	(21,171,921)	1,307,453	(1,307,453)	—
Morgan Stanley & Co. International PLC	62,854,235	(59,739,085)	3,115,150	(3,115,150)	—
Standard Chartered Bank	3,410,923	(1,754,063)	1,656,860	(850,000)	806,860
UBS AG	1,023,616	(1,964,939)	(941,323)	941,323	—

	$257,337,997	$(273,408,889)	$(16,070,892)	$37,539,667	$21,468,775

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    185

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $972,906,861:
Unaffiliated investments (cost $56,590,892,905)	$58,494,324,795
Affiliated investments (cost $1,784,533,254)	1,790,656,137
Cash	27,363,315
Foreign currency, at value (cost $13,311,976)	13,226,259
Receivable for investments sold	697,360,404
Dividends and interest receivable	365,918,748
Unrealized appreciation on OTC swap agreements	153,309,823
Receivable for Fund shares sold	97,519,469
Unrealized appreciation on OTC forward foreign currency exchange contracts	61,224,557
Due from broker—variation margin futures	33,425,412
Premiums paid for OTC swap agreements	24,828,720
Due from broker—variation margin swaps	24,445,002
Unrealized appreciation on unfunded loan commitment	44,281
Prepaid expenses	315,628

Total Assets	61,783,962,550

Liabilities
Reverse repurchase agreements (cost $2,032,265,101)	2,032,265,101
Payable for investments purchased	1,321,056,413
Payable to broker for collateral for securities on loan	998,096,855
Unrealized depreciation on OTC swap agreements	149,282,129
Payable for Fund shares purchased	128,153,022
Unrealized depreciation on OTC forward foreign currency exchange contracts	59,223,675
Options written outstanding, at value (premiums received $52,934,240)	50,299,331
Deposit from counterparty - reverse repurchase agreements	27,883,940
Management fee payable	18,970,746
Premiums received for OTC swap agreements	14,603,754
Accrued expenses and other liabilities	7,913,431
Dividends payable	7,450,823
Distribution fee payable	1,348,027
Deposit from counterparty - OTC	850,000
Affiliated transfer agent fee payable	357,770
Directors’ fees payable	45,933
Affiliated shareholder servicing fees payable	1,903

Total Liabilities	4,817,802,853

Net Assets	$56,966,159,697

Net assets were comprised of:
Common stock, at par	$3,915,483
Paid-in capital in excess of par	56,719,639,544
Total distributable earnings (loss)	242,604,670

Net assets, October 31, 2021	$56,966,159,697

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share,
($2,758,269,548 ÷ 189,097,804 shares of common stock issued and outstanding)	$14.59
Maximum sales charge (3.25% of offering price)	0.49

Maximum offering price to public	$15.08

Class C
Net asset value, offering price and redemption price per share,
($624,723,694 ÷ 42,872,206 shares of common stock issued and outstanding)	$14.57

Class R
Net asset value, offering price and redemption price per share,
($503,005,244 ÷ 34,416,605 shares of common stock issued and outstanding)	$14.62

Class Z
Net asset value, offering price and redemption price per share,
($27,785,965,501 ÷ 1,911,424,852 shares of common stock issued and outstanding)	$14.54

Class R2
Net asset value, offering price and redemption price per share,
($54,917,887 ÷ 3,774,225 shares of common stock issued and outstanding)	$14.55

Class R4
Net asset value, offering price and redemption price per share,
($103,029,937 ÷ 7,079,748 shares of common stock issued and outstanding)	$14.55

Class R6
Net asset value, offering price and redemption price per share,
($25,136,247,886 ÷ 1,726,817,591 shares of common stock issued and outstanding)	$14.56

See Notes to Financial Statements.

PGIM Total Return Bond Fund    187

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Interest income	$1,728,663,058
Affiliated dividend income	8,475,549
Income from securities lending, net (including affiliated income of $1,212,068)	2,442,371
Unaffiliated dividend income (net of $747 foreign withholding tax)	2,274,778

Total income	1,741,855,756

Expenses
Management fee	232,468,708
Distribution fee(a)	20,219,077
Shareholder servicing fees (including affiliated expense of $46,588)(a)	184,114
Transfer agent’s fees and expenses (including affiliated expense of $2,305,481)(a)	43,311,354
Custodian and accounting fees	3,773,417
Shareholders’ reports	1,796,492
Registration fees(a)	760,908
Directors’ fees	702,843
Legal fees and expenses	284,453
Audit fee	69,390
SEC registration fees	10,616
Miscellaneous	686,647

Total expenses	304,268,019
Less: Fee waiver and/or expense reimbursement(a)	(8,539,366)
Distribution fee waiver(a)	(1,303,663)

Net expenses	294,424,990

Net investment income (loss)	1,447,430,766

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $321,970)	126,893,261
Futures transactions	(618,163,346)
Forward and cross currency contract transactions	211,244,725
Options written transactions	32,199,460
Swap agreement transactions	202,847,506
Foreign currency transactions	97,043,907

52,065,513

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,943,133))	(246,076,133)
Futures	233,293,953
Forward and cross currency contracts	(28,022,480)
Options written	(1,734,196)
Swap agreements	(601,596,596)
Foreign currencies	6,262,187
Unfunded loan commitments	44,281

(637,828,984)

Net gain (loss) on investment and foreign currency transactions	(585,763,471)

Net Increase (Decrease) In Net Assets Resulting From Operations	$861,667,295

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Distribution fee	9,063,512	7,057,066	3,910,990	—	187,509	—	—
Shareholder servicing fees	—	—	—	—	72,584	111,530	—
Transfer agent’s fees and expenses	4,855,284	539,839	714,013	36,670,282	123,647	174,122	234,167
Registration fees	125,844	43,265	23,924	279,450	21,224	24,095	243,106
Fee waiver and/or expense reimbursement	(789,132)	(25,010)	(132,991)	(6,214,226)	(33,493)	(27,316)	(1,317,198)
Distribution fee waiver	—	—	(1,303,663)	—	—	—	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund    189

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,447,430,766	$1,493,501,139
Net realized gain (loss) on investment and foreign currency transactions	52,065,513	(743,984,965)
Affiliated net capital gain distributions received	—	1,027,419
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(637,828,984)	1,816,056,244

Net increase (decrease) in net assets resulting from operations	861,667,295	2,566,599,837

Dividends and Distributions
Distributions from distributable earnings
Class A	(87,585,158)	(289,103,385)
Class B	—	(341,096)
Class C	(11,906,748)	(39,691,753)
Class R	(11,173,563)	(32,201,581)
Class Z	(856,411,684)	(1,867,463,053)
Class R2	(1,709,502)	(4,695,378)
Class R4	(2,892,538)	(5,260,220)
Class R6	(652,137,794)	(1,331,905,013)

	(1,623,816,987)	(3,570,661,479)

Tax return of capital distributions
Class A	—	(2,018,933)
Class B	—	(2,382)
Class C	—	(277,185)
Class R	—	(224,878)
Class Z	—	(13,041,298)
Class R2	—	(32,790)
Class R4	—	(36,734)
Class R6	—	(9,301,266)

	—	(24,935,466)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	18,753,810,162	27,196,793,087
Net asset value of shares issued in reinvestment of dividends and distributions	1,520,621,711	3,382,876,540
Cost of shares purchased	(23,320,013,947)	(18,704,807,669)

Net increase (decrease) in net assets from Fund share transactions	(3,045,582,074)	11,874,861,958

Total increase (decrease)	(3,807,731,766)	10,845,864,850

Net Assets:
Beginning of year	60,773,891,463	49,928,026,613

End of year	$56,966,159,697	$60,773,891,463

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.76	$15.06	$13.86	$14.58	$14.66

Income (loss) from investment operations:

Net investment income (loss)	0.31	0.35	0.42	0.38	0.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.30	1.32	(0.68)	0.09

Total from investment operations	0.18	0.65	1.74	(0.30)	0.45

Less Dividends and Distributions:

Dividends from net investment income	(0.35)	(0.44)	(0.54)	(0.42)	(0.36)

Tax return of capital distributions	-	(0.01)	-	-	(0.02)

Distributions from net realized gains	-	(0.50)	-	-	(0.15)

Total dividends and distributions	(0.35)	(0.95)	(0.54)	(0.42)	(0.53)

Net asset value, end of year	$14.59	$14.76	$15.06	$13.86	$14.58

Total Return(b):	1.24%	4.64%	12.73%	(2.06)%	3.22%

Ratios/Supplemental Data:

Net assets, end of year (000)	$2,758,270	$5,060,608	$4,234,747	$3,733,255	$3,585,778

Average net assets (000)	$3,625,405	$4,694,599	$3,918,464	$3,643,673	$3,394,567

Ratios to average net assets(c)(d):

Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.76%	0.76%	0.76%

Expenses before waivers and/or expense reimbursement	0.78%	0.80%	0.81%	0.81%	0.80%

Net investment income (loss)	2.11%	2.40%	2.90%	2.66%	2.52%

Portfolio turnover rate(e)	46%	53%	45%	56%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    191

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.74	$15.05	$13.85	$14.57	$14.65

Income (loss) from investment operations:

Net investment income (loss)	0.21	0.25	0.31	0.27	0.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.29	1.32	(0.67)	0.09

Total from investment operations	0.08	0.54	1.63	(0.40)	0.34

Less Dividends and Distributions:

Dividends from net investment income	(0.25)	(0.34)	(0.43)	(0.32)	(0.26)

Tax return of capital distributions	-	(0.01)	-	-	(0.01)

Distributions from net realized gains	-	(0.50)	-	-	(0.15)

Total dividends and distributions	(0.25)	(0.85)	(0.43)	(0.32)	(0.42)

Net asset value, end of year	$14.57	$14.74	$15.05	$13.85	$14.57

Total Return(b):	0.52%	3.82%	11.92%	(2.79)%	2.45%

Ratios/Supplemental Data:

Net assets, end of year (000)	$624,724	$763,705	$662,038	$535,827	$573,277

Average net assets (000)	$705,707	$727,885	$569,236	$579,915	$559,226

Ratios to average net assets(c)(d):

Expenses after waivers and/or expense reimbursement	1.47%	1.48%	1.49%	1.51%	1.51%

Expenses before waivers and/or expense reimbursement	1.47%	1.49%	1.50%	1.51%	1.54%

Net investment income (loss)	1.39%	1.69%	2.16%	1.91%	1.77%

Portfolio turnover rate(e)	46%	53%	45%	56%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.79	$15.09	$13.89	$14.61	$14.69

Income (loss) from investment operations:

Net investment income (loss)	0.27	0.32	0.38	0.34	0.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.30	1.32	(0.67)	0.09

Total from investment operations	0.15	0.62	1.70	(0.33)	0.42

Less Dividends and Distributions:

Dividends from net investment income	(0.32)	(0.41)	(0.50)	(0.39)	(0.33)

Tax return of capital distributions	-	(0.01)	-	-	(0.02)

Distributions from net realized gains	-	(0.50)	-	-	(0.15)

Total dividends and distributions	(0.32)	(0.92)	(0.50)	(0.39)	(0.50)

Net asset value, end of year	$14.62	$14.79	$15.09	$13.89	$14.61

Total Return(b):	0.99%	4.37%	12.43%	(2.30)%	2.96%

Ratios/Supplemental Data:

Net assets, end of year (000)	$503,005	$522,645	$539,421	$584,288	$665,420

Average net assets (000)	$521,465	$522,378	$553,588	$631,868	$645,580

Ratios to average net assets(c)(d):

Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.01%	1.01%	1.01%

Expenses before waivers and/or expense reimbursement	1.29%	1.29%	1.30%	1.31%	1.30%

Net investment income (loss)	1.85%	2.17%	2.65%	2.39%	2.26%

Portfolio turnover rate(e)	46%	53%	45%	56%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    193

Financial Highlights  (continued)

Class Z Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.71	$15.01	$13.82	$14.53	$14.61

Income (loss) from investment operations:

Net investment income (loss)	0.35	0.39	0.45	0.41	0.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.30	1.32	(0.66)	0.09

Total from investment operations	0.22	0.69	1.77	(0.25)	0.49

Less Dividends and Distributions:

Dividends from net investment income	(0.39)	(0.48)	(0.58)	(0.46)	(0.40)

Tax return of capital distributions	—	(0.01)	—	—	(0.02)

Distributions from net realized gains	—	(0.50)	—	—	(0.15)

Total dividends and distributions	(0.39)	(0.99)	(0.58)	(0.46)	(0.57)

Net asset value, end of year	$14.54	$14.71	$15.01	$13.82	$14.53

Total Return(b):	1.51%	4.93%	12.98%	(1.75)%	3.49%

Ratios/Supplemental Data:

Net assets, end of year (000)	$27,785,966	$32,816,831	$25,755,393	$16,338,122	$13,078,005

Average net assets (000)	$32,125,666	$29,367,898	$20,181,162	$15,388,327	$10,926,746

Ratios to average net assets(c)(d):

Expenses after waivers and/or expense reimbursement	0.49%	0.49%	0.50%	0.51%	0.51%

Expenses before waivers and/or expense reimbursement	0.51%	0.52%	0.53%	0.53%	0.55%

Net investment income (loss)	2.37%	2.67%	3.14%	2.93%	2.78%

Portfolio turnover rate(e)	46%	53%	45%	56%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R2 Shares
	Year Ended October 31,			December 27, 2017(a) through October 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$14.72	$15.02	$13.83	$14.58

Income (loss) from investment operations:

Net investment income (loss)	0.29	0.33	0.40	0.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	0.30	1.31	(0.72)

Total from investment operations	0.16	0.63	1.71	(0.40)

Less Dividends and Distributions:

Dividends from net investment income	(0.33)	(0.42)	(0.52)	(0.35)

Tax return of capital distributions	-	(0.01)	-	-

Distributions from net realized gains	-	(0.50)	-	-

Total dividends and distributions	(0.33)	(0.93)	(0.52)	(0.35)

Net asset value, end of period	$14.55	$14.72	$15.02	$13.83

Total Return(c):	1.10%	4.44%	12.60%	(2.79)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$54,918	$87,499	$47,143	$21,575

Average net assets (000)	$75,003	$77,134	$35,563	$5,595

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.90%	0.91	%(e)

Expenses before waivers and/or expense reimbursement	0.93%	0.96%	1.02%	1.18	%(e)

Net investment income (loss)	1.98%	2.27%	2.74%	2.76	%(e)

Portfolio turnover rate(f)	46%	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    195

Financial Highlights  (continued)

Class R4 Shares
	Year Ended October 31,			December 27, 2017(a) through October 31, 2018

	2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$14.73	$15.02	$13.83	$14.58

Income (loss) from investment operations:

Net investment income (loss)	0.33	0.37	0.43	0.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.14)	0.31	1.32	(0.72)

Total from investment operations	0.19	0.68	1.75	(0.37)

Less Dividends and Distributions:

Dividends from net investment income	(0.37)	(0.46)	(0.56)	(0.38)

Tax return of capital distributions	-	(0.01)	-	-

Distributions from net realized gains	-	(0.50)	-	-

Total dividends and distributions	(0.37)	(0.97)	(0.56)	(0.38)

Net asset value, end of period	$14.55	$14.73	$15.02	$13.83

Total Return(c):	1.29%	4.77%	12.89%	(2.59)%

Ratios/Supplemental Data:

Net assets, end of period (000)	$103,030	$121,778	$59,430	$2,628

Average net assets (000)	$114,912	$99,194	$33,085	$644

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.66	%(e)

Expenses before waivers and/or expense reimbursement	0.66%	0.70%	0.74%	4.10	%(e)

Net investment income (loss)	2.23%	2.50%	2.96%	3.01	%(e)

Portfolio turnover rate(f)	46%	53%	45%	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended October 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$14.73	$15.03	$13.83	$14.55	$14.64

Income (loss) from investment operations:

Net investment income (loss)	0.36	0.41	0.47	0.43	0.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.12)	0.30	1.32	(0.68)	0.08

Total from investment operations	0.24	0.71	1.79	(0.25)	0.49

Less Dividends and Distributions:

Dividends from net investment income	(0.41)	(0.50)	(0.59)	(0.47)	(0.41)

Tax return of capital distributions	-	(0.01)	-	-	(0.02)

Distributions from net realized gains	-	(0.50)	-	-	(0.15)

Total dividends and distributions	(0.41)	(1.01)	(0.59)	(0.47)	(0.58)

Net asset value, end of year	$14.56	$14.73	$15.03	$13.83	$14.55

Total Return(b):	1.61%	5.03%	13.16%	(1.72)%	3.51%

Ratios/Supplemental Data:

Net assets, end of year (000)	$25,136,248	$21,400,826	$18,621,201	$14,144,566	$10,569,356

Average net assets (000)	$23,688,250	$20,511,616	$15,985,664	$12,419,952	$7,326,262

Ratios to average net assets(c)(d):

Expenses after waivers and/or expense reimbursement	0.39%	0.39%	0.40%	0.41%	0.42%

Expenses before waivers and/or expense reimbursement	0.40%	0.41%	0.41%	0.41%	0.42%

Net investment income (loss)	2.47%	2.78%	3.26%	3.03%	2.86%

Portfolio turnover rate(e)	46%	53%	45%	56%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund    197

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of three separate funds: PGIM ESG Total Return Bond Fund, PGIM Short Duration Multi-Sector Bond Fund and PGIM Total Return Bond Fund. These financial statements relate only to the PGIM Total Return Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Total Return Bond Fund    199

Notes to Financial Statements  (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

PGIM Total Return Bond Fund    201

Notes to Financial Statements  (continued)

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed

PGIM Total Return Bond Fund    203

Notes to Financial Statements  (continued)

rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Reverse Repurchase Agreements: The Fund enters reverse repurchase agreements with qualified third-party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives securities and/or cash as collateral with a market value in-excess of the repurchase price to be paid by the Fund upon the maturity of the transaction. During the term of the agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Due to the short-term nature of reverse repurchase agreements, face value approximates fair value. Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in

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Notes to Financial Statements  (continued)

the Statement of Assets and Liabilities. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

PGIM Total Return Bond Fund    207

Notes to Financial Statements  (continued)

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.44% of the Fund’s average daily net assets up to $1 billion, 0.42% of such assets from $1 billion to $3 billion, 0.40% of such assets from $3 billion to $5 billion, 0.39% of such assets from $5 billion to $10 billion, 0.38% of such assets from $10 billion to $50 billion, 0.37% of such assets from $50 billion to $100 billion and 0.36% of such in excess of $100 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.38% for the year ended October 31, 2021.

PGIM Total Return Bond Fund    209

Notes to Financial Statements  (continued)

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.76% of average daily net assets for Class A shares, 1.51% of average daily net assets for Class C shares, 1.01% of average daily net assets for Class R shares, 0.49% of average daily net assets for Class Z shares, 0.89% of average daily net assets for Class R2 shares, 0.64% of average daily net assets for Class R4 shares, and 0.39% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.50% of the average daily net assets of the Class R shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to

0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2021, PIMS received $3,007,652 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $127,900 and $96,788 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

PGIM Total Return Bond Fund    211

Notes to Financial Statements  (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $22,807,252,571 and $22,316,643,010, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds and other investments for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income

Long-Term Investments - Exchange-Traded Fund:

PGIM Ultra Short Bond ETF(a)(g)
$ —	$14,940,410	$—	$(54,410)	$—	$14,886,000	300,000	$69,222

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(wc)
647,504,673	6,111,631	—	(715,887)	—	652,900,417	70,967,437	6,606,558

PGIM Core Ultra Short Bond Fund(1)(wc)
1,263,838,708	12,692,993,469	13,833,373,942	—	—	123,458,235	123,458,235	1,799,769

PGIM Institutional Money Market Fund(1)(b)(wc)
4,822,847,793	4,150,529,077	7,973,114,519	(1,172,836)	321,970	999,411,485	1,000,011,491	1,212,068	(2)

$6,734,191,174	$16,849,634,177	$21,806,488,461	$(1,888,723)	$321,970	$1,775,770,137		$9,618,395

$6,734,191,174	$16,864,574,587	$21,806,488,461	$(1,943,133)	$321,970	$1,790,656,137		$9,687,617

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $972,906,861; cash collateral of $998,096,855 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(g)	An affiliated security.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,623,816,987 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $2,719,225,633 of ordinary income, $851,435,846 of long-term capital gains and $24,935,466 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $174,455,310 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$58,722,065,429	$2,681,839,568	$(1,679,511,849)	$1,002,327,719

The difference between GAAP and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles, futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $926,728,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R shares are available to certain retirement plans, clearing and settlement

PGIM Total Return Bond Fund    213

Notes to Financial Statements  (continued)

firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 52,000,000,000 shares of common stock, $0.001 par value per share, 47,175,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	2,200,000,000
Class B	5,000,000
Class C	500,000,000
Class R	500,000,000
Class Z	23,000,000,000
Class T	470,000,000
Class R2	400,000,000
Class R4	400,000,000
Class R6	19,700,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	22,404	0.1%
Class R	19,286,995	56.0%
Class Z	4,479,282	0.2%
Class R2	1,084	0.1%
Class R6	33,224,072	1.9%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	4	48.0%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	55,934,380	$824,141,265
Shares issued in reinvestment of dividends and distributions	5,451,686	80,668,438
Shares purchased	(216,701,342)	(3,188,470,063)

Net increase (decrease) in shares outstanding before conversion	(155,315,276)	(2,283,660,360)
Shares issued upon conversion from other share class(es)	9,020,070	133,476,909
Shares purchased upon conversion into other share class(es)	(7,438,570)	(109,642,530)

Net increase (decrease) in shares outstanding	(153,733,776)	$(2,259,825,981)

Year ended October 31, 2020:
Shares sold	103,933,502	$1,525,857,823
Shares issued in reinvestment of dividends and distributions	18,825,958	274,189,077
Shares purchased	(63,487,867)	(922,661,788)

Net increase (decrease) in shares outstanding before conversion	59,271,593	877,385,112
Shares issued upon conversion from other share class(es)	7,097,975	104,575,010
Shares purchased upon conversion into other share class(es)	(4,671,035)	(68,539,906)

Net increase (decrease) in shares outstanding	61,698,533	$913,420,216

Class B
Period ended June 26, 2020*:
Shares sold	29,535	$435,708
Shares issued in reinvestment of dividends and distributions	20,476	296,664
Shares purchased	(82,947)	(1,200,640)

Net increase (decrease) in shares outstanding before conversion	(32,936)	(468,268)
Shares purchased upon conversion into other share class(es)	(541,470)	(7,944,573)

Net increase (decrease) in shares outstanding	(574,406)	$(8,412,841)

Class C
Year ended October 31, 2021:
Shares sold	6,238,915	$92,342,990
Shares issued in reinvestment of dividends and distributions	749,403	11,052,408
Shares purchased	(10,035,461)	(147,484,771)

Net increase (decrease) in shares outstanding before conversion	(3,047,143)	(44,089,373)
Shares purchased upon conversion into other share class(es)	(5,876,895)	(86,929,970)

Net increase (decrease) in shares outstanding	(8,924,038)	$(131,019,343)

Year ended October 31, 2020:
Shares sold	17,098,631	$251,383,886
Shares issued in reinvestment of dividends and distributions	2,509,224	36,453,383
Shares purchased	(7,850,311)	(114,201,458)

Net increase (decrease) in shares outstanding before conversion	11,757,544	173,635,811
Shares issued upon conversion from other share class(es)	2,956	43,985
Shares purchased upon conversion into other share class(es)	(3,964,426)	(58,596,861)

Net increase (decrease) in shares outstanding	7,796,074	$115,082,935

PGIM Total Return Bond Fund    215

Notes to Financial Statements  (continued)

Class R	Shares	Amount
Year ended October 31, 2021:
Shares sold	6,348,542	$94,133,814
Shares issued in reinvestment of dividends and distributions	752,635	11,124,621
Shares purchased	(8,024,960)	(118,602,257)

Net increase (decrease) in shares outstanding before conversion	(923,783)	(13,343,822)
Shares purchased upon conversion into other share class(es)	(1,405)	(21,147)

Net increase (decrease) in shares outstanding	(925,188)	$(13,364,969)

Year ended October 31, 2020:
Shares sold	7,643,121	$112,538,336
Shares issued in reinvestment of dividends and distributions	2,209,717	32,212,662
Shares purchased	(10,245,251)	(147,767,106)

Net increase (decrease) in shares outstanding before conversion	(392,413)	(3,016,108)
Shares issued upon conversion from other share class(es)	228	3,304
Shares purchased upon conversion into other share class(es)	(10,115)	(150,266)

Net increase (decrease) in shares outstanding	(402,300)	$(3,163,070)

Class Z
Year ended October 31, 2021:
Shares sold	654,347,396	$9,634,713,376
Shares issued in reinvestment of dividends and distributions	54,383,127	799,435,163
Shares purchased	(993,066,252)	(14,550,408,176)

Net increase (decrease) in shares outstanding before conversion	(284,335,729)	(4,116,259,637)
Shares issued upon conversion from other share class(es)	9,541,121	140,077,629
Shares purchased upon conversion into other share class(es)	(44,841,045)	(655,238,576)

Net increase (decrease) in shares outstanding	(319,635,653)	$(4,631,420,584)

Year ended October 31, 2020:
Shares sold	1,043,314,174	$15,258,110,444
Shares issued in reinvestment of dividends and distributions	120,804,549	1,753,529,720
Shares purchased	(642,928,044)	(9,274,736,104)

Net increase (decrease) in shares outstanding before conversion	521,190,679	7,736,904,060
Shares issued upon conversion from other share class(es)	6,471,262	94,710,051
Shares purchased upon conversion into other share class(es)	(12,409,928)	(183,863,440)

Net increase (decrease) in shares outstanding	515,252,013	$7,647,750,671

Class R2
Year ended October 31, 2021:
Shares sold	1,327,949	$19,647,904
Shares issued in reinvestment of dividends and distributions	114,774	1,690,044
Shares purchased	(3,611,889)	(52,656,908)

Net increase (decrease) in shares outstanding	(2,169,166)	$(31,318,960)

Year ended October 31, 2020:
Shares sold	4,867,341	$71,431,836
Shares issued in reinvestment of dividends and distributions	325,569	4,726,982
Shares purchased	(2,371,853)	(34,394,943)

Net increase (decrease) in shares outstanding before conversion	2,821,057	41,763,875
Shares purchased upon conversion into other share class(es)	(15,393)	(218,705)

Net increase (decrease) in shares outstanding	2,805,664	$41,545,170

Class R4	Shares	Amount
Year ended October 31, 2021:
Shares sold	3,005,748	$44,425,351
Shares issued in reinvestment of dividends and distributions	149,209	2,196,211
Shares purchased	(4,307,080)	(63,224,477)

Net increase (decrease) in shares outstanding before conversion	(1,152,123)	(16,602,915)
Shares purchased upon conversion into other share class(es)	(38,165)	(554,197)

Net increase (decrease) in shares outstanding	(1,190,288)	$(17,157,112)

Year ended October 31, 2020:
Shares sold	6,812,637	$99,153,767
Shares issued in reinvestment of dividends and distributions	275,745	4,013,542
Shares purchased	(2,773,464)	(39,925,199)

Net increase (decrease) in shares outstanding before conversion	4,314,918	63,242,110
Shares purchased upon conversion into other share class(es)	(361)	(5,022)

Net increase (decrease) in shares outstanding	4,314,557	$63,237,088

Class R6
Year ended October 31, 2021:
Shares sold	546,378,601	$8,044,405,462
Shares issued in reinvestment of dividends and distributions	41,767,768	614,454,826
Shares purchased	(353,911,444)	(5,199,167,295)

Net increase (decrease) in shares outstanding before conversion	234,234,925	3,459,692,993
Shares issued upon conversion from other share class(es)	41,739,141	610,450,573
Shares purchased upon conversion into other share class(es)	(2,132,737)	(31,618,691)

Net increase (decrease) in shares outstanding	273,841,329	$4,038,524,875

Year ended October 31, 2020:
Shares sold	681,386,274	$9,877,881,287
Shares issued in reinvestment of dividends and distributions	87,897,565	1,277,454,510
Shares purchased	(563,214,219)	(8,169,920,431)

Net increase (decrease) in shares outstanding before conversion	206,069,620	2,985,415,366
Shares issued upon conversion from other share class(es)	8,500,803	126,728,715
Shares purchased upon conversion into other share class(es)	(455,994)	(6,742,292)

Net increase (decrease) in shares outstanding	214,114,429	$3,105,401,789

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Total Return Bond Fund    217

Notes to Financial Statements  (continued)

	Current SCA	Prior SCA

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $30,473,500, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $70,774,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bank Loan Investments Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Collateralized Loan Obligations (CLOs) Risk: CLOs are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

PGIM Total Return Bond Fund    219

Notes to Financial Statements  (continued)

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares.

PGIM Total Return Bond Fund    221

Notes to Financial Statements  (continued)

There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Total Return Bond Fund    223

Notes to Financial Statements  (continued)

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Total Return Bond Fund	225

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 57.50% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 4.20% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

226

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

PGIM Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Total Return Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

1	PGIM Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, such that total annual operating expenses (exclusive of certain fees and expenses) are capped at 0.76% for Class A shares, 1.51% for Class C shares, 1.01% for Class R shares, 0.49% for Class Z shares, 0.89% for Class R2 shares, 0.64% for Class R4 shares, and 0.39% for Class R6 shares through February 28, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM TOTAL RETURN BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PDBAX	PDBCX	DTBRX	PDBZX	PDBRX	PDBSX	PTRQX
CUSIP	74440B108	74440B306	74440B801	74440B405	74440B819	74440B793	74440B884

MF166E

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing.

Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income. Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Multi-Sector Bond Fund

December 15, 2021

PGIM Short Duration Multi-Sector Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-0.56	2.15	2.02 (12/23/2013)

(without sales charges)	1.73	2.62	2.31 (12/23/2013)

Class C

(with sales charges)	-0.08	1.80	1.53 (12/23/2013)

(without sales charges)	0.91	1.80	1.53 (12/23/2013)

Class Z

(without sales charges)	2.00	2.96	2.63 (12/23/2013)

Class R6

(without sales charges)	2.07	2.97	2.64 (12/23/2013)

Bloomberg US Government/Credit 1-3 Year Index
	-0.05	1.83	1.56

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration Multi-Sector Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg US Government/Credit 1-3 Year Index—The Bloomberg US Government/Credit 1–3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.22	1.32	1.30
Class C	0.15	0.95	0.93
Class Z	0.25	1.55	1.40
Class R6	0.26	1.62	1.60

* SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

** SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)
AAA	44.0
AA	6.2
A	5.8
BBB	10.6
BB	14.3
B	3.9
CCC	1.2
Not Rated	7.4
Cash/Cash Equivalents	6.6
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short Duration Multi-Sector Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond Fund’s Class Z shares returned 2.00% in the 12-month reporting period that ended October 31, 2021, outperforming the -0.05% return of the Bloomberg US Government/Credit 1-3 Year Index (the Index).

What were the market conditions?

•	The strong global rebound from the depths of the COVID-19 pandemic continued throughout the reporting period, as economies continued to respond to the unprecedented monetary and fiscal stimulus programs. The effective rollout of COVID-19 vaccines, along with clear messaging from both President Biden and the Federal Reserve (the Fed) on the potential for further stimulus, shifted the prospects for growth and inflation, kicking off a robust “reflation trade” in bond markets, which caused the US Treasury yield curve to steepen over the period. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	Although yields for short-term Treasuries remained well anchored during the first quarter of 2021 by the Fed’s commitment to maintain its low-rate policy, longer-term Treasuries sold off sharply, with the yield on the benchmark US 10-year Treasury note rising from 0.92% on December 31, 2020 to 1.74% by March 31, 2021. Similarly, the yield on the 30-year Treasury bond rose from 1.65% to 2.41% over the same period.

•	Market volatility for rates then eased in the second and third quarters of 2021, with long-term US Treasury yields declining gradually before rising again in late September after the Fed signaled it could begin tapering its monthly bond purchases shortly after its November meeting. The US 10-year and 30-year Treasury yields ended the period at 1.55% and 1.93%, respectively. Meanwhile, the yield on the two-year Treasury note rose sharply the last month of the period as markets began pricing in two rate hikes in 2022, ending October 31, 2021 at 0.45%—a rise of 28 basis points (bps) over the period. (One basis point equals 0.01%.) Despite flattening over the last six months of the period as the market pulled forward its expectation for rate hikes, the US Treasury yield curve steepened during the period, with the 10-year and 2-year Treasury spread rising from 0.74% to 1.07% as of October 31, 2021.

•	Spread markets continued to tighten, supported by the Fed’s monetary responses, fiscal stimulus, the rollout of COVID-19 vaccines, better-than-expected corporate earnings, and surging growth in the US, Europe, and some emerging market economies. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed securities.) Strengthening economic fundamentals coupled with aggressive central bank measures (e.g., zero interest rate policies and asset purchases) drove corporate and securitized asset spreads tighter, with many sectors rallying to, or through, their pre-COVID-19 levels.

•	The US investment grade corporate market performed well, with spreads tightening to near-historic levels by the end of the period, supported by better-than-expected

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corporate earnings, positive vaccination progress, and a favorable technical backdrop. Strengthening fundamentals generally kept securitized credit on a tightening trajectory as well, with commercial mortgage-backed securities (CMBS) spreads trading well below their pre-pandemic tights by the end of the period. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market spreads tightened, boosting returns as investor appetite remained strong amid a global search for yield.

What worked?

•	Security selection and sector allocation both contributed to the Fund’s performance over the reporting period.

•	Within sector allocation, positions in high yield, collateralized loan obligations (CLOs), CMBS, investment grade corporates, emerging markets, bank loans, municipal bonds, and asset-backed securities (ABS) all contributed.

•	Within security selection, positions in non-agency mortgage-backed securities, emerging markets, high yield, investment grade corporates, ABS, sovereigns, CMBS, and agency securities contributed.

•	Within credit, positions in foreign non-corporates, gaming, lodging, & leisure, midstream and upstream energy, and aerospace & defense were the largest contributors to performance.

•	In individual security selection, the Fund benefited from positions in Petroleos Mexicanos SA de CV (foreign non-corporate), AMC Entertainment Holdings Inc. (gaming, lodging, & leisure), and Oneok Inc. (midstream energy).

•	The Fund occasionally features a modest notional exposure to non-US-dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a contributor to performance for the period.

What didn’t work?

•	During the reporting period, the Fund’s long duration bias, principally in emerging market rates, detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.) The Fund’s yield curve flattener positioning in US rates also detracted as the curve steepened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

•	Although overall security selection contributed to performance, positioning in Treasuries detracted.

•	Within credit, positioning in consumer non-cyclicals and finance companies detracted from performance.

PGIM Short Duration Multi-Sector Bond Fund	9

Strategy and Performance Overview (continued)

•	In individual security selection, overweights to Bellis Holdco Ltd. (food), Kraft Heinz Foods Co. (consumer non-cyclical), and Calpine Corp. (electric utilities) relative to the Index detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, options contributed to performance while futures and swaps detracted. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure detracted during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•	As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

•	Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

•	As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to continue outperforming. Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

•

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including both investment grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many

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sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

•	Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

PGIM Short Duration Multi-Sector Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,001.70	0.66%	$3.33
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class C	Actual	$1,000.00	$ 997.90	1.42%	$7.15
	Hypothetical	$1,000.00	$1,018.05	1.42%	$7.22
Class Z	Actual	$1,000.00	$1,003.10	0.39%	$1.97
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99
Class R6	Actual	$1,000.00	$1,003.40	0.32%	$1.62
	Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short Duration Multi-Sector Bond Fund	13

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 94.3%

ASSET-BACKED SECURITIES 23.2%

Automobiles 1.2%

AmeriCredit Automobile Receivables Trust,
Series 2020-02, Class D	2.130%	03/18/26		500	$508,862
Avis Budget Rental Car Funding AESOP LLC,
Series 2020-01A, Class A, 144A	2.330	08/20/26		2,400	2,470,551
Series 2020-02A, Class A, 144A	2.020	02/20/27		1,100	1,117,626
CarMax Auto Owner Trust,
Series 2021-02, Class D	1.550	10/15/27		3,700	3,652,577
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320	07/15/25		500	503,246
Series 2020-03A, Class D	1.730	07/15/26		400	404,302
Ford Auto Securitization Trust (Canada),
Series 2020-AA, Class B, 144A	1.872	06/15/26	CAD	200	160,137
Series 2020-AA, Class C, 144A	2.763	04/15/28	CAD	200	162,599
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33		1,400	1,389,155
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27		5,200	5,166,081
Series 2021-02A, Class B, 144A	2.120	12/27/27		500	498,016
Hertz Vehicle Financing LLC,
Series 2021-01A, Class C, 144A	2.050	12/26/25		300	300,204
JPMorgan Chase Bank, NA,
Series 2020-01, Class R, 144A	33.784	01/25/28		761	825,470
Series 2020-02, Class F, 144A	5.763	02/25/28		800	821,534
Series 2020-02, Class R, 144A	31.355	02/25/28		582	634,808
Series 2021-01, Class E, 144A	2.365	09/25/28		489	488,709
Series 2021-01, Class F, 144A	4.280	09/25/28		600	594,144
Series 2021-02, Class D, 144A	1.138	12/26/28		1,852	1,849,117
Series 2021-02, Class E, 144A	2.280	12/26/28		1,330	1,327,605
Series 2021-03, Class E, 144A	2.102	02/26/29		882	879,344
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		4,000	4,245,829
Series 2019-01A, Class B, 144A	3.950	11/14/28		900	971,009
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		600	610,469
Series 2020-03, Class D	1.640	11/16/26		2,400	2,423,987
Series 2021-01, Class D	1.130	11/16/26		6,200	6,182,826

					38,188,207

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations 19.6%

AIG CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 1.360%)	1.484	%(c)	10/25/32		9,000	$9,005,433
Anchorage Capital Europe CLO Ltd. (Ireland),
Series 4A, Class A, 144A, 3 Month EURIBOR + 0.870% (Cap N/A, Floor 0.870%)	0.870	(c)	04/25/34	EUR	5,250	6,028,968
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.082	(c)	01/20/32		5,750	5,760,306
Armada Euro CLO DAC (Ireland),
Series 02A, Class A1, 144A, 3 Month EURIBOR + 0.760% (Cap N/A, Floor 0.760%)	0.760	(c)	11/15/31	EUR	1,500	1,730,672
Series 02A, Class A3, 144A	1.500		11/15/31	EUR	500	578,673
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2021-16A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 1.270%)	1.402	(c)	01/20/34		5,000	5,004,570
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-03A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.470	(c)	10/21/32		13,000	13,005,725
Bain Capital Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	01/24/33	EUR	10,000	11,577,199
Barings Euro CLO DAC (Ireland),
Series 2020-01A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	04/21/33	EUR	12,000	13,890,060
Battalion CLO Ltd.,
Series 2018-12A, Class B2R, 144A, 3 Month LIBOR + 2.080% (Cap N/A, Floor 2.080%)	2.204	(c)	05/17/31		10,000	10,002,777
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.464	(c)	10/15/32		4,000	4,003,181
BlueMountain CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R2, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.251	(c)	08/20/32		26,500	26,494,557
BNPP AM Euro CLO BV (Netherlands),
Series 2018-01A, Class AR, 144A, 3 Month EURIBOR + 0.600% (Cap N/A, Floor 0.600%)	0.600	(c)	04/15/31	EUR	7,500	8,637,900
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.472	(c)	01/17/28		1,000	1,000,643

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Carlyle Euro CLO DAC (Ireland),
Series 2017-02A, Class A1R, 144A, 3 Month EURIBOR + 0.630% (Cap N/A, Floor 0.630%)	0.630	%(c)	08/15/30	EUR	10,000	$11,516,840
Series 2019-01A, Class A1R, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	03/15/32	EUR	4,500	5,182,041
Series 2019-01A, Class A2RA, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.650	(c)	03/15/32	EUR	17,450	20,147,959
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)	1.092	(c)	04/17/31		2,492	2,492,785
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.304	(c)	01/15/30		1,250	1,250,624
Series 2019-04A, Class A11, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.454	(c)	01/15/33		16,750	16,757,588
CBAM Ltd. (Cayman Islands), Series 2020-12A, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.312	(c)	07/20/34		10,000	9,999,990
CIFC European Funding CLO DAC (Ireland),
Series 03A, Class A, 144A, 3 Month EURIBOR + 1.050% (Cap N/A, Floor 1.050%)	1.050	(c)	01/15/34	EUR	13,000	15,059,300
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.322	(c)	10/17/31		9,750	9,751,550
Columbia Cent CLO Ltd. (Cayman Islands),
Series 2020-29A, Class A2, 144A, 3 Month LIBOR + 2.100% (Cap N/A, Floor 2.100%)	2.232	(c)	07/20/31		5,750	5,769,299
Series 2020-29A, Class B1, 144A, 3 Month LIBOR + 2.460% (Cap N/A, Floor 2.460%)	2.592	(c)	07/20/31		3,585	3,591,013
CVC Cordatus Loan Fund DAC (Ireland),
Series 03A, Class A2RR, 144A	1.750		08/15/32	EUR	2,300	2,664,395
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	0.850	(c)	05/22/32	EUR	20,000	22,994,685
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.354	(c)	10/15/29		500	500,345
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.404	(c)	07/15/29		250	250,188
Series 2017-06A, Class A2, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)	1.574	(c)	07/15/29		6,575	6,575,001

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elevation CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.344	%(c)	07/15/30		750	$750,462
Series 2021-14A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.329	(c)	10/20/34		4,000	4,000,996
Series 2021-14A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.869	(c)	10/20/34		6,750	6,752,356
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.825	(c)	02/15/29		3,307	3,307,545
Generate CLO Ltd. (Cayman Islands),
Series 02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.278	(c)	01/22/31		750	749,999
Golub Capital Partners CLO Ltd. (Cayman Islands),
Series 2020-50A, Class A, 144A, 3 Month LIBOR + 1.550% (Cap N/A, Floor 1.550%)	1.682	(c)	10/20/31		7,500	7,509,487
Series 2020-50A, Class B, 144A, 3 Month LIBOR + 2.200% (Cap N/A, Floor 2.200%)	2.332	(c)	10/20/31		9,250	9,263,332
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)	1.134	(c)	04/15/31		2,500	2,499,955
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.312	(c)	10/20/31		5,000	5,002,307
Harvest CLO DAC (Ireland),
Series 25A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	01/21/34	EUR	5,000	5,781,631
Henley CLO DAC (Ireland),
Series 3A, Class A, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	01/25/34	EUR	2,500	2,892,546
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.448	(c)	07/22/32		5,000	5,000,761
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	1.121	(c)	02/05/31		248	248,303
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.154	(c)	04/25/31		3,491	3,489,490
Invesco Euro CLO DAC (Ireland),
Series 01A, Class A1R, 144A, 3 Month EURIBOR + 0.650% (Cap N/A, Floor 0.650%)	0.650	(c)	07/15/31	EUR	10,000	11,531,298

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)	1.602	%(c)	04/20/32	2,250	$2,258,607
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.304	(c)	01/15/31	1,250	1,250,481
Series 30A, Class A1R, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	2.260	(c)	10/17/31	17,250	17,250,000
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.250	(c)	04/21/31	1,334	1,333,997
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.781	(c)	02/20/31	1,500	1,500,300
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class ARR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.121	(c)	10/12/30	6,500	6,499,824
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)	1.244	(c)	07/15/31	5,000	5,002,500
Northwoods Capital Ltd. (Cayman Islands),
Series 2017-15A, Class A1R, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 1.210%)	1.332	(c)	06/20/34	13,995	13,999,632
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.205	(c)	04/26/31	5,000	4,999,941
Octagon Investment Partners 45 Ltd. (Cayman Islands),
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)	1.454	(c)	10/15/32	4,000	4,000,000
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)	1.202	(c)	04/17/31	19,458	19,451,969
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.382	(c)	10/30/30	989	990,085
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1R, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 1.240%)	1.365	(c)	02/14/34	10,000	10,005,996
Series 2018-01A, Class A1AR, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	1.132	(c)	10/20/31	9,000	9,004,456
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.304	(c)	10/15/34	15,000	14,990,715

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    19

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Penta CLO DAC (Luxembourg),
Series 2020-08A, Class A, 144A, 3 Month EURIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.150	%(c)	01/15/34	EUR	7,500	$8,679,240
Providus CLO DAC (Ireland),
Series 2A, Class B1R, 144A, 3 Month EURIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.650	(c)	07/15/31	EUR	5,875	6,800,666
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.372	(c)	10/17/30		500	500,037
Rockford Tower CLO Ltd. (Cayman Islands),
Series 2021-03A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	1.307	(c)	10/20/34		15,000	15,003,750
Series 2021-03A, Class B, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.877	(c)	10/20/34		8,925	8,928,124
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.299	(c)	07/25/31		500	500,001
RRE Loan Management DAC (Ireland),
Series 05A, Class A1, 144A, 3 Month EURIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.100	(c)	10/15/33	EUR	15,500	17,921,017
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.225	(c)	05/07/31		3,000	2,998,194
Series 2017-11A, Class AR, 144A, 3 Month LIBOR + 1.090% (Cap N/A, Floor 0.000%)	1.215	(c)	08/15/30		10,000	9,995,169
Signal Peak CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.234	(c)	04/25/31		4,000	3,998,865
Silver Creek CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.372	(c)	07/20/30		493	492,694
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.195	(c)	01/26/31		4,526	4,524,759
St. Paul’s CLO DAC (Ireland),
Series 02A, Class ARRR, 144A, 3 Month EURIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.750	(c)	10/15/30	EUR	7,500	8,666,219
Series 04A, Class ARR1, 144A, 3 Month EURIBOR + 0.830% (Cap N/A, Floor 0.830%)^	0.830	(c)	04/25/30	EUR	6,000	6,936,000
Series 05A, Class ARR, 144A, 3 Month EURIBOR + 0.710% (Cap N/A, Floor 0.710%)	0.710	(c)	02/20/30	EUR	20,000	23,076,560

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

TCW CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1RR, 144A	0.000	%(cc)	10/29/34		7,250	$7,251,820
Series 2019-02A, Class A1A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)	1.472	(c)	10/20/32		6,000	6,000,571
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.362	(c)	01/17/30		1,487	1,487,904
THL Credit Wind River CLO Ltd. (Cayman Islands),
Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.160% (Cap N/A, Floor 1.160%)	1.292	(c)	07/20/34		15,000	14,956,536
Toro European CLO DAC (Ireland),
Series 02A, Class ARR, 144A, 3 Month EURIBOR + 0.990% (Cap N/A, Floor 0.990%)	0.990	(c)	07/25/34	EUR	13,500	15,477,812
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.334	(c)	01/25/31		1,000	1,000,469
Venture CLO Ltd. (Cayman Islands),
Series 2014-19A, Class ARR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 1.260%)	1.384	(c)	01/15/32		3,250	3,250,017
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.004	(c)	07/15/27		70	70,400
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.334	(c)	10/15/30		2,241	2,242,098
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.272	(c)	01/17/31		1,000	1,000,271
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.222	(c)	07/17/31		5,000	5,002,500
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.332	(c)	10/20/31		3,000	3,001,500
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.382	(c)	01/20/32		2,750	2,751,097
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.472	(c)	07/20/32		5,000	5,002,511
Wind River CLO Ltd. (Cayman Islands),
Series 2016-01A, Class A1R2, 144A	0.000	(cc)	10/15/34		4,500	4,499,721
York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.478	(c)	07/22/32		5,000	5,002,493

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Zais CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.414	%(c)	04/15/30		733	$732,276
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	1.332	(c)	07/20/31		4,851	4,848,402

						635,142,931

Consumer Loans 0.7%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509		10/20/39	CAD	700	562,952
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320		04/21/31		600	607,609
Lendmark Funding Trust,
Series 2019-01A, Class A, 144A	3.000		12/20/27		2,400	2,435,517
Series 2019-02A, Class A, 144A	2.780		04/20/28		1,400	1,424,832
Series 2021-01A, Class A, 144A	1.900		11/20/31		5,000	4,988,607
Series 2021-01A, Class B, 144A	2.470		11/20/31		200	202,325
Series 2021-01A, Class C, 144A	3.410		11/20/31		100	102,079
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A	2.960		07/20/32		800	812,917
Series 2020-AA, Class A, 144A	2.190		08/21/34		900	913,564
OneMain Financial Issuance Trust,
Series 2018-01A, Class A, 144A	3.300		03/14/29		165	165,161
Series 2020-01A, Class A, 144A	3.840		05/14/32		1,600	1,646,880
Series 2020-02A, Class A, 144A	1.750		09/14/35		2,400	2,405,894
Oportun Funding LLC,
Series 2020-01, Class A, 144A	2.200		05/15/24		446	446,873
Oportun Funding XIII LLC,
Series 2019-A, Class A, 144A	3.080		08/08/25		1,700	1,724,250
Series 2019-A, Class D, 144A	6.220		08/08/25		1,800	1,837,237
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210		03/08/28		1,300	1,300,165
Series 2021-A, Class B, 144A	1.760		03/08/28		600	600,023
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939	(c)	02/25/23		1,310	1,313,047
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739	(c)	08/25/25		800	799,761

						24,289,693

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Credit Cards 0.3%

Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7	3.960%		10/13/30		800	$918,393
Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-01A, Class A1, 144A, SONIA + 0.970% (Cap N/A, Floor 0.000%)	1.020	(c)	03/15/29	GBP	1,800	2,475,542
Series 2021-01A, Class A2, 144A, SOFR + 1.100% (Cap N/A, Floor 0.000%)	1.150	(c)	03/15/29		1,700	1,713,311
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450	(c)	11/15/28	GBP	2,840	3,942,434

						9,049,680

Home Equity Loans 0.1%

Asset-Backed Funding Certificate Trust,
Series 2003-AHL01, Class A1	4.184	(cc)	03/25/33		55	55,535
Bear Stearns Asset-Backed Securities Trust,
Series 2003-02, Class A3, 1 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.589	(c)	03/25/43		150	151,831
Home Equity Asset Trust,
Series 2003-08, Class M1, 1 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	1.169	(c)	04/25/34		304	304,984
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class A3, 1 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.129	(c)	10/25/33		1,054	1,054,598
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	1.109	(c)	10/25/33		110	110,156
RAMP Trust,
Series 2005-EFC03, Class M5, 1 Month LIBOR + 0.640% (Cap 14.000%, Floor 0.640%)	1.049	(c)	08/25/35		768	767,957

						2,445,061

Other 0.3%

PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.439	(c)	04/25/23		1,420	1,421,418
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.889	(c)	06/25/24		8,640	8,618,880

						10,040,298

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    23

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities 0.4%

Countrywide Asset-Backed Certificates,
Series 2003-BC02, Class 2A1, 1 Month LIBOR + 0.600% (Cap 13.875%, Floor 0.600%)	0.689	%(c)	06/25/33		121	$118,832
Countrywide Asset-Backed Certificates Trust,
Series 2004-04, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.420%)	0.509	(c)	08/25/34		1,045	995,456
Credit Suisse Mortgage Trust,
Series 2020-11R, Class 1A1, 144A, 1 Month LIBOR + 2.150%	2.230	(c)	04/25/38		2,426	2,443,932
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A	3.750		01/25/59		721	721,977
Series 2019-GS04, Class A1, 144A	3.438		05/25/59		1,386	1,386,585
Mill City Mortgage Loan Trust,
Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62		458	465,966
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000%	1.443	(c)	09/27/75	EUR	4,350	4,930,710
Structured Asset Investment Loan Trust,
Series 2003-BC02, Class A3, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.700%)	0.789	(c)	04/25/33		55	54,338
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 3.000%	3.000	(c)	04/16/23	EUR	2,297	2,323,207

						13,441,003

Student Loans 0.6%

Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	0.000		02/25/43		1,440	549,415
Series 2018-C, Class A, 144A	0.000	(cc)	08/25/43		896	920,713
Series 2018-D, Class A, 144A	0.000	(cc)	11/25/43		1,521	1,574,080
Series 2019-A, Class R, 144A	0.000		10/25/48		2,071	350,404
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000	(cc)	12/15/45		3,512	3,626,166
Series 2019-D, Class 1PT, 144A	2.847	(cc)	01/16/46		3,274	3,374,208
Series 2019-F, Class PT1, 144A	3.932	(cc)	02/15/45		3,853	3,930,794

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.336	%(c)	11/29/24	2,940	$2,936,187
SoFi RR Funding III Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.836	(c)	11/29/24	1,350	1,351,409

					18,613,376

TOTAL ASSET-BACKED SECURITIES
(cost $756,114,968)					751,210,249

BANK LOANS 1.4%

Airlines 0.0%

United Airlines, Inc.,
Class B Term Loan, 1 Month LIBOR + 3.750%	4.500	(c)	04/21/28	721	730,650

Auto Parts & Equipment 0.3%

Tenneco, Inc.,
Tranche A Term Loan, 1 Month LIBOR + 1.750%	1.837	(c)	09/29/23	8,953	8,844,004

Chemicals 0.0%

Axalta Coating Systems US Holdings, Inc.,
Term B-3 Dollar Loan, 3 Month LIBOR + 1.750%	1.882	(c)	06/01/24	694	692,407
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 2.750%	2.839	(c)	10/01/25	374	371,087

					1,063,494

Commercial Services 0.0%

Adtalem Global Education, Inc.,
Term B Loan, 1 Month LIBOR + 4.500%	5.250	(c)	08/12/28	1,400	1,401,750

Computers 0.1%

Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	4.500	(c)	02/01/28	2,388	2,389,865

Insurance 0.1%

AmWINS Group, Inc.,
Term Loan, 1 Month LIBOR + 2.250%	3.000	(c)	02/19/28	370	367,511

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    25

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Insurance (cont’d.)

Asurion LLC,
New B-7 Term Loan, 1 Month LIBOR + 3.000%	3.087	%(c)	11/03/24		963	$955,319
New B-9 Term Loan, 1 Month LIBOR + 3.250%	3.337	(c)	07/31/27		697	689,535

						2,012,365

Machinery-Construction & Mining 0.0%

Vertiv Group Corp.,
Term B Loan, 1 Month LIBOR + 2.750%	2.830	(c)	03/02/27		718	712,483

Media 0.2%

CSC Holdings LLC,
2017 Refinancing Term Loan, 1 Month LIBOR + 2.250%	2.340	(c)	07/17/25		695	677,760
September 2019 Term Loan, 1 Month LIBOR + 2.500%	2.590	(c)	04/15/27		3,796	3,716,306
Diamond Sports Group LLC,
Term Loan, 1 Month LIBOR + 3.250%	3.340	(c)	08/24/26		1,075	559,287
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.087	(c)	05/01/26		627	622,424

						5,575,777

Oil & Gas 0.0%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/01/25		1,317	1,440,798

Pharmaceuticals 0.1%

Change Healthcare Holdings LLC,
Closing Date Term Loan, 1 Month LIBOR + 2.500%	3.500	(c)	03/01/24		2,260	2,257,267

Real Estate Investment Trusts (REITs) 0.0%

Blackstone Mortgage Trust, Inc.,
Term Loan, 1 Month LIBOR + 2.250%	2.334	(c)	04/23/26		997	986,770

Retail 0.3%

EG Group Ltd. (United Kingdom),
Additional Second Lien Loan Facility, 1 - 6 Month EURIBOR + 7.000% (Cap N/A, Floor 0.000%)	7.000	(c)	04/30/27	EUR	7,000	8,122,345

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software 0.1%

Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	3.338	%(c)	02/06/26	2,153	$2,145,189

Telecommunications 0.2%

CenturyLink, Inc.,
Term B Loan, 1 Month LIBOR + 2.250%	2.337	(c)	03/15/27	832	822,207
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	3.430	(c)	05/27/24	2,605	2,527,603
Intelsat Jackson Holdings SA (Luxembourg),
DIP Term Loan, 3 Month LIBOR + 4.750%	5.750	(c)	07/13/22	2,954	2,974,846
West Corp.,
Incremental B1 Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	10/10/24	443	433,972
Initial Term B Loan, 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	665	653,166

					7,411,794

TOTAL BANK LOANS
(cost $45,370,745)					45,094,551

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.8%
Arbor Multifamily Mortgage Securities Trust,
Series 2021-MF02, Class A4, 144A	2.252		06/15/54	18,000	18,080,728
BANK,
Series 2017-BNK05, Class A4	3.131		06/15/60	1,000	1,062,122
Series 2017-BNK06, Class A4	3.254		07/15/60	230	245,375
Series 2018-BN10, Class A4	3.428		02/15/61	4,800	5,145,452
Series 2019-BN17, Class A3	3.456		04/15/52	4,200	4,544,136
Series 2019-BN18, Class A3	3.325		05/15/62	1,800	1,934,653
Series 2019-BN22, Class A3	2.726		11/15/62	1,300	1,355,317
Series 2019-BN24, Class A2	2.707		11/15/62	3,500	3,613,452
Series 2020-BN25, Class A3	2.391		01/15/63	9,933	10,159,367
Series 2020-BN29, Class A3	1.742		11/15/53	2,000	1,937,410
Series 2021-BN33, Class A4	2.270		05/15/64	10,400	10,515,280
Barclays Commercial Mortgage Securities Trust,
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.539	(c)	03/15/37	4,500	4,330,543
Barclays Commercial Mortgage Trust,
Series 2019-C05, Class A3	2.805		11/15/52	6,100	6,344,444
BBCCRE Trust,
Series 2015-GTP, Class A, 144A	3.966		08/10/33	7,425	7,970,467

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    27

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Benchmark Mortgage Trust,
Series 2018-B08, Class A4	3.963%		01/15/52	780	$860,916
Series 2019-B10, Class A3	3.455		03/15/62	3,100	3,360,122
Series 2020-B17, Class A4	2.042		03/15/53	3,400	3,381,355
Series 2020-B21, Class A4	1.704		12/17/53	2,000	1,920,054
Series 2020-B22, Class XB, IO, 144A	0.993	(cc)	01/15/54	62,848	4,834,909
Series 2021-B26, Class A4	2.295		06/15/54	10,600	10,730,770
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E, 144A, 1 Month LIBOR + 1.951% (Cap N/A, Floor 1.978%)	2.041	(c)	03/15/37	10,296	10,276,397
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.140	(c)	11/15/35	1,890	1,885,254
Series 2019-XL, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090	(c)	10/15/36	1,785	1,781,640
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)	2.390	(c)	10/15/36	6,545	6,528,568
Series 2020-BXLP, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.090	(c)	12/15/36	8,195	8,169,017
BX TRUST,
Series 2021-LGCY, Class F, 144A, 1 Month LIBOR + 1.949% (Cap N/A, Floor 1.949%)	2.049	(c)	10/15/23	11,000	10,891,096
CD Mortgage Trust,
Series 2017-CD04, Class A3	3.248		05/10/50	600	642,148
Series 2017-CD05, Class A3	3.171		08/15/50	800	848,837
Series 2017-CD06, Class A4	3.190		11/13/50	1,650	1,743,915
CFCRE Commercial Mortgage Trust,
Series 2016-C07, Class A2	3.585		12/10/54	1,737	1,849,055
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47	72	74,650
Series 2016-C02, Class A3	2.575		08/10/49	3,000	3,086,542
Series 2017-C04, Class A3	3.209		10/12/50	1,150	1,216,795
Series 2017-P07, Class XC, IO	0.326	(cc)	04/14/50	16,000	235,611
Series 2017-P08, Class A3	3.203		09/15/50	1,600	1,696,272
Series 2018-C06, Class A3	4.145		11/10/51	4,300	4,829,444
Series 2019-GC43, Class A3	2.782		11/10/52	10,000	10,440,764
Series 2019-SMRT, Class D, 144A	4.745	(cc)	01/10/36	400	419,765
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	300	305,610
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	100	101,372
Cold Storage Trust,
Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.856	(c)	11/15/37	2,212	2,210,400
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.874	(cc)	05/15/45	774	1,962

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust, (cont’d.)
Series 2014-CR15, Class XB, IO, 144A	0.024	%(cc)	02/10/47	157,461	$70,165
Series 2016-COR01, Class A3	2.826		10/10/49	700	725,235
Series 2017-COR02, Class A2	3.239		09/10/50	1,725	1,823,350
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.240	(c)	05/15/36	3,300	3,302,048
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	3,407	3,706,785
CSAIL Commercial Mortgage Trust,
Series 2018-CX12, Class A3	3.959		08/15/51	1,900	2,091,819
Series 2019-C15, Class A3	3.779		03/15/52	6,000	6,563,599
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	200	203,414
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C03, Class A4	2.632		08/10/49	400	416,523
Series 2017-C06, Class A4	3.071		06/10/50	600	639,437
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	250	258,142
FHLMC Multifamily Structured Pass-Through Certificates,
Series K0018, Class X1, IO	1.234	(cc)	01/25/22	1,497	119
Series K0020, Class X1, IO	1.337	(cc)	05/25/22	1,583	6,666
Series K0025, Class X1, IO	0.781	(cc)	10/25/22	5,884	36,126
Series K0069, Class X1, IO	0.362	(cc)	09/25/27	6,819	137,727
Series K0090, Class X1, IO	0.705	(cc)	02/25/29	99,912	4,815,747
Series K0093, Class X1, IO	0.951	(cc)	05/25/29	13,142	828,174
Series K0097, Class X1, IO	1.089	(cc)	07/25/29	17,973	1,348,047
Series K0101, Class X1, IO	0.836	(cc)	10/25/29	19,032	1,129,861
Series K0122, Class X1, IO	0.883	(cc)	11/25/30	37,654	2,583,014
Series K0735, Class X1, IO	0.957	(cc)	05/25/26	8,511	328,586
Series K1513, Class X1, IO	0.859	(cc)	08/25/34	30,880	2,570,034
Series Q001, Class XA, IO	2.142	(cc)	02/25/32	14,473	1,505,002
Greystone Commercial Capital Trust,
Series 2021-03, Class A, 144A^	0.000	(cc)	08/17/23	8,500	8,500,000
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.427	(cc)	04/10/47	15,000	150,384
Series 2017-GS06, Class A2	3.164		05/10/50	700	738,761
Series 2017-GS07, Class A3	3.167		08/10/50	1,180	1,251,767
Series 2017-GS08, Class A3	3.205		11/10/50	1,400	1,488,980
Series 2019-GC38, Class A3	3.703		02/10/52	6,400	7,017,592
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	140	146,497
Series 2017-APTS, Class XFLC, IO, 144A	0.000	(cc)	06/15/34	144,565	318

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    29

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5	3.672%		11/15/47		1,400	$1,482,115
Series 2015-C29, Class A4	3.611		05/15/48		1,890	2,003,519
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414		03/15/50		4,207	4,401,848
Series 2017-C07, Class A4	3.147		10/15/50		1,100	1,161,446
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31		10,600	10,851,521
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A3	2.988		02/15/48		926	959,938
Series 2016-C29, Class A3	3.058		05/15/49		2,750	2,877,334
Series 2016-C30, Class A4	2.600		09/15/49		6,400	6,592,623
Series 2017-C33, Class A4	3.337		05/15/50		1,200	1,277,292
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540		12/15/48		4,550	4,834,500
Series 2017-H01, Class A4	3.259		06/15/50		1,100	1,164,298
Series 2017-HR02, Class A3	3.330		12/15/50		2,000	2,132,661
Series 2018-H04, Class A3	4.043		12/15/51		1,500	1,682,686
Series 2019-H06, Class A3	3.158		06/15/52		1,600	1,696,726
Series 2019-MEAD, Class E, 144A	3.177	(cc)	11/10/36		800	765,450
Series 2021-L07, Class A4	2.322		10/15/54		11,000	11,088,728
Natixis Commercial Mortgage Securities Trust,
Series 2019-LVL, Class A, 144A	3.885		08/15/38		4,750	5,184,541
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.704	(c)	01/23/29	GBP	2,000	2,743,944
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225		08/15/50		820	861,491
Series 2017-C07, Class A3	3.418		12/15/50		2,100	2,242,710
Series 2018-C08, Class A3	3.720		02/15/51		2,700	2,962,426
Series 2018-C10, Class A3	4.048		05/15/51		1,400	1,545,774
Series 2018-C14, Class A3	4.180		12/15/51		3,250	3,573,181
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684		10/15/49		1,500	1,552,908
Series 2017-C39, Class A4	3.157		09/15/50		1,400	1,485,527
Series 2017-C40, Class A3	3.317		10/15/50		350	372,458
Series 2017-RB01, Class A4	3.374		03/15/50		875	940,830
Series 2018-C43, Class XB, IO	0.359	(cc)	03/15/51		51,500	1,037,076
Series 2018-C46, Class XB, IO	0.379	(cc)	08/15/51		104,789	2,460,016
Series 2020-C56, Class A4	2.194		06/15/53		3,300	3,284,005

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2021-FCMT, Class E, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 4.500%)	4.590	%(c)	05/15/31	7,000	$7,004,373

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $309,750,968)					318,169,850

CORPORATE BONDS 29.5%

Aerospace & Defense 0.9%

Boeing Co. (The),
Sr. Unsec’d. Notes	1.433		02/04/24	11,940	11,947,099
Sr. Unsec’d. Notes(a)	3.625		02/01/31	3,940	4,195,781
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.125		06/15/26	2,175	2,283,095
Sr. Unsec’d. Notes, 144A	7.500		03/15/25	1,675	1,718,467
Sr. Unsec’d. Notes, 144A	7.875		04/15/27	3,325	3,457,897
Teledyne Technologies, Inc.,
Gtd. Notes	2.750		04/01/31	6,825	6,963,038

					30,565,377

Airlines 0.2%

Southwest Airlines Co.,
Sr. Unsec’d. Notes(a)	5.125		06/15/27	3,030	3,495,721
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000		10/11/27	103	107,664
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375		04/15/26	2,370	2,453,956

					6,057,341

Apparel 0.3%

Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375		05/15/25	3,496	3,641,176
William Carter Co. (The),
Gtd. Notes, 144A	5.500		05/15/25	5,030	5,263,273

					8,904,449

Auto Manufacturers 1.1%

Ford Motor Co.,
Sr. Unsec’d. Notes	9.000		04/22/25	800	962,090
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900		02/16/28	575	570,198

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    31

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Motor Credit Co. LLC, (cont’d.)
Sr. Unsec’d. Notes	3.350%		11/01/22	7,665	$7,778,356
General Motors Co.,
Sr. Unsec’d. Notes	6.600		04/01/36	3,755	5,066,679
General Motors Financial Co., Inc.,
Sr. Unsec’d. Notes, SOFR + 1.200%	1.249	(c)	11/17/23	8,310	8,429,664
Sr. Unsec’d. Notes	2.400		04/10/28	6,635	6,625,497
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	3.200	(cc)	10/24/25	3,500	3,772,118
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	4.000		11/12/21	1,060	1,061,082

					34,265,684

Auto Parts & Equipment 0.1%

Dana Financing Luxembourg Sarl, Gtd. Notes, 144A	5.750		04/15/25	1,700	1,750,646

Banks 6.7%

Banco do Brasil SA (Brazil), Gtd. Notes	3.875		10/10/22	1,553	1,582,026
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.241	(c)	04/12/23	200	202,370
Sr. Unsec’d. Notes	2.746		05/28/25	600	623,386
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300	(ff)	01/28/25(oo)	2,420	2,460,212
Sr. Unsec’d. Notes	2.572	(ff)	10/20/32	2,485	2,490,450
Sr. Unsec’d. Notes	2.592	(ff)	04/29/31	8,630	8,718,753
Sr. Unsec’d. Notes	2.687	(ff)	04/22/32	2,780	2,817,356
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23	297	304,634
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28	530	573,575
Sr. Unsec’d. Notes, MTN	1.898	(ff)	07/23/31	1,665	1,590,902
Sr. Unsec’d. Notes, MTN	2.496	(ff)	02/13/31	1,615	1,620,310
Sr. Unsec’d. Notes, MTN	3.194	(ff)	07/23/30	1,350	1,429,420
Sr. Unsec’d. Notes, MTN	3.550	(ff)	03/05/24	135	140,009
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28	675	735,783
Sr. Unsec’d. Notes, MTN	4.271	(ff)	07/23/29	2,325	2,611,704
Sr. Unsec’d. Notes, Series N	2.651	(ff)	03/11/32	8,620	8,709,845
Sub. Notes, MTN	4.450		03/03/26	6,500	7,202,609
Sub. Notes, Series L, MTN	3.950		04/21/25	300	324,094

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625	%(ff)	09/20/26(oo)	125	$134,584
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25	1,400	1,489,793
Sr. Unsec’d. Notes	4.375		01/12/26	200	220,252
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904	(ff)	09/30/28	4,255	4,180,194
Sr. Unsec’d. Notes, 144A	2.871	(ff)	04/19/32	4,415	4,486,829
Sr. Unsec’d. Notes, 144A	3.375		01/09/25	350	370,069
Sub. Notes, 144A, MTN	4.375		09/28/25	695	756,923
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	1.652	(ff)	10/06/26	10,150	10,075,957
Citigroup, Inc.,
Jr. Sub. Notes	3.875	(ff)	02/18/26(oo)	6,615	6,693,377
Jr. Sub. Notes, Series U	5.000	(ff)	09/12/24(oo)	2,125	2,196,504
Jr. Sub. Notes, Series V	4.700	(ff)	01/30/25(oo)	1,155	1,176,761
Sr. Unsec’d. Notes	2.561	(ff)	05/01/32	2,685	2,692,357
Sr. Unsec’d. Notes	3.200		10/21/26	2,495	2,652,580
Sr. Unsec’d. Notes	3.520	(ff)	10/27/28	990	1,063,130
Sub. Notes(a)	4.125		07/25/28	1,260	1,397,988
Sub. Notes	4.400		06/10/25	210	229,746
Sub. Notes	4.450		09/29/27	6,500	7,280,830
Sub. Notes	4.600		03/09/26	165	184,016
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.091	(ff)	05/14/32	3,510	3,571,945
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	2.222	(ff)	09/18/24	2,655	2,706,328
Sr. Unsec’d. Notes, Series D	5.000		02/14/22	750	759,309
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	3.125		09/06/23	1,000	1,045,423
Gov’t. Gtd. Notes, EMTN	2.750		09/16/25	2,000	2,116,942
Development Bank of Mongolia LLC (Mongolia), Unsec’d. Notes	7.250		10/23/23	2,800	2,980,313
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A	1.625		10/16/24	500	510,569
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250		09/26/23	750	786,996
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series V	4.125	(ff)	11/10/26(oo)	3,095	3,108,592
Sr. Unsec’d. Notes	3.500		01/23/25	515	547,261
Sr. Unsec’d. Notes	3.814	(ff)	04/23/29	275	301,152
Sr. Unsec’d. Notes	3.850		01/26/27	800	866,105
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29	1,075	1,204,140

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    33

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.200	%(cc)	11/26/22		2,000	$2,039,343
Sr. Unsec’d. Notes, EMTN	3.500	(cc)	05/31/24		2,244	2,392,810
Sr. Unsec’d. Notes, MTN	2.383	(ff)	07/21/32		9,335	9,176,605
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23		1,400	1,422,482
Sub. Notes	5.150		05/22/45		125	165,173
Grupo Aval Ltd. (Colombia), Gtd. Notes	4.750		09/26/22		406	415,244
ING Groep NV (Netherlands), Sr. Unsec’d. Notes	3.550		04/09/24		600	636,712
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000	(ff)	08/01/24	(oo)	1,515	1,569,576
Jr. Sub. Notes, Series HH	4.600	(ff)	02/01/25	(oo)	2,260	2,308,727
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.599	(c)	01/30/22	(oo)	97	97,348
Jr. Sub. Notes, Series II	4.000	(ff)	04/01/25	(oo)	4,510	4,527,946
Sr. Unsec’d. Notes	2.069	(ff)	06/01/29		6,015	5,956,073
Sr. Unsec’d. Notes	2.580	(ff)	04/22/32		6,395	6,440,945
Sr. Unsec’d. Notes	3.509	(ff)	01/23/29		375	404,893
Sr. Unsec’d. Notes	3.625		05/13/24		350	373,929
Sr. Unsec’d. Notes	3.782	(ff)	02/01/28		4,500	4,899,937
Sr. Unsec’d. Notes	3.964	(ff)	11/15/48		845	994,378
Sr. Unsec’d. Notes	4.005	(ff)	04/23/29		1,550	1,719,159
Sr. Unsec’d. Notes	4.452	(ff)	12/05/29		6,920	7,888,078
Sub. Notes	4.250		10/01/27		215	242,135
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750		01/11/27		800	868,187
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	3.407		03/07/24		1,930	2,038,019
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.734	(c)	01/15/22	(oo)	75	75,349
Sr. Unsec’d. Notes, GMTN	2.239	(ff)	07/21/32		7,920	7,732,382
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23		390	405,977
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		4,280	4,697,199
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30		1,150	1,315,649
Sr. Unsec’d. Notes, MTN	1.794	(ff)	02/13/32		3,295	3,101,685
Sr. Unsec’d. Notes, MTN	1.928	(ff)	04/28/32		3,905	3,717,872
Sr. Unsec’d. Notes, MTN	2.511	(ff)	10/20/32		1,680	1,676,701
Sr. Unsec’d. Notes, MTN	3.591	(ff)	07/22/28		640	692,488
Sub. Notes, GMTN	4.350		09/08/26		5,505	6,115,396
PNC Bank NA,
Sub. Notes	4.050		07/26/28		350	395,658

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Texas Capital Bank NA,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 4.500%	4.632	%(c)	09/30/24		13,350	$13,393,804
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	2.569	(ff)	09/22/26		1,180	1,186,808
Wells Fargo & Co.,
Sr. Unsec’d. Notes	3.068	(ff)	04/30/41		3,050	3,120,642
Sr. Unsec’d. Notes, MTN	2.572	(ff)	02/11/31		2,575	2,604,345

						218,734,057

Beverages 0.0%

Central American Bottling Corp. (Guatemala),
Gtd. Notes, 144A	5.750		01/31/27		200	206,836

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000		01/15/52		3,130	3,069,377
Baxalta, Inc.,
Gtd. Notes	4.000		06/23/25		925	1,004,592

						4,073,969

Building Materials 0.1%

Masco Corp.,
Sr. Unsec’d. Notes	2.000		10/01/30		1,440	1,383,391
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.750		01/15/28		2,000	2,064,639

						3,448,030

Chemicals 0.9%

Ashland Services BV,
Gtd. Notes	2.000		01/30/28	EUR	3,900	4,626,745
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	1.125		09/22/24	EUR	1,400	1,622,450
Gtd. Notes	1.750		06/14/22	EUR	2,400	2,792,076
INEOS Quattro Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	2.500		01/15/26	EUR	4,400	5,073,684
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.875		06/01/24		1,800	1,874,274
OCI NV (Netherlands),
Sr. Sec’d. Notes	3.125		11/01/24	EUR	1,370	1,605,496

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    35

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250%	04/01/25		3,300	$3,368,811
Sasol Financing International Ltd. (South Africa),
Gtd. Notes	4.500	11/14/22		600	613,368
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26		1,020	1,037,657
Gtd. Notes	5.875	03/27/24		2,000	2,110,939
Gtd. Notes	6.500	09/27/28		600	665,013
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25		85	91,088
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24		525	475,699
Sr. Sec’d. Notes, 144A	10.875	08/01/24		129	138,031
Westlake Chemical Corp.,
Sr. Unsec’d. Notes	2.875	08/15/41		1,650	1,589,986

					27,685,317

Commercial Services 0.6%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		1,125	1,183,159
Sr. Unsec’d. Notes, 144A	6.000	06/01/29		1,800	1,772,775
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		1,000	992,337
Sr. Sec’d. Notes, 144A	4.625	06/01/28		625	619,462
Brink’s Co. (The),
Gtd. Notes, 144A	4.625	10/15/27		500	515,469
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	0.886	09/29/25		1,000	980,647
Sr. Unsec’d. Notes	2.849	03/03/22		2,000	2,015,479
Georgetown University (The),
Unsec’d. Notes, Series A	5.215	10/01/2118		785	1,185,773
Loxam SAS (France),
Sr. Sub. Notes	4.500	04/15/27	EUR	2,000	2,291,770
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125	04/30/29	EUR	5,890	6,732,807

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(a)	5.000%		02/01/25		1,000	$1,018,959
University of Notre Dame du Lac,
Unsec’d. Notes, Series 2017	3.394		02/15/48		400	469,653

						19,778,290

Computers 0.1%

Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375		09/01/26	EUR	2,180	2,623,488
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750		06/01/25		1,967	2,059,221

						4,682,709

Diversified Financial Services 0.8%

CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	3.150		07/24/24		2,000	2,124,919
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750		11/02/27		250	268,130
Discover Financial Services,
Sr. Unsec’d. Notes	5.200		04/27/22		400	409,120
Greystone Commercial Capital Trust,
Sr. Unsec’d. Notes, Series 1A-1, 144A, 1 Month LIBOR + 2.830% (Cap N/A,, Floor 3.030%)^	3.030	(c)	02/01/24		3,000	3,000,000
Sr. Unsec’d. Notes, Series A, 144A, 1 Month LIBOR + 2.270%	2.356	(c)	05/31/25		9,300	9,327,953
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	6.000		01/15/27		425	444,851
OneMain Finance Corp.,
Gtd. Notes	3.875		09/15/28		800	780,536
Gtd. Notes	6.125		03/15/24		1,775	1,887,875
Gtd. Notes	8.250		10/01/23		4,500	5,020,096
Ontario Teachers’ Finance Trust (Canada),
Gtd. Notes, 144A	2.125		09/19/22		250	254,050
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150		12/06/28		200	235,294
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes	7.390		12/02/24		1,000	1,187,997

						24,940,821

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    37

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric 1.2%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.250%		06/01/26		1,000	$1,028,680
Sr. Unsec’d. Notes, 144A	4.625		02/01/29		1,300	1,263,987
Sr. Unsec’d. Notes, 144A	5.000		02/01/31		1,950	1,910,488
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C	4.300		12/01/56		25	30,492
ContourGlobal Power Holdings SA (Spain),
Sr. Sec’d. Notes	4.125		08/01/25	EUR	1,900	2,230,252
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes, 144A	7.125		02/11/25		475	495,527
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	4.350		01/15/25		125	135,392
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes, Series B, MTN	6.270		01/03/26		85	101,046
Local Gov’t. Gtd. Notes, Series B, MTN	8.400		03/28/25		500	612,383
Local Gov’t. Gtd. Notes, Series GQ	8.250		01/15/27		1,000	1,323,872
Local Gov’t. Gtd. Notes, Series HH	8.500		12/01/29		375	552,354
Local Gov’t. Gtd. Notes, Series HY	8.400		01/15/22		1,084	1,101,437
Local Gov’t. Gtd. Notes, Series IO	8.050		07/07/24		565	666,535
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250		08/14/28		320	356,861
Sr. Sec’d. Notes, 144A, Series 6	5.000		11/12/24		2,000	2,198,721
Monongahela Power Co.,
First Mortgage, 144A	4.100		04/15/24		425	451,529
Narragansett Electric Co. (The),
Sr. Unsec’d. Notes, 144A	3.395		04/09/30		1,640	1,767,987
NRG Energy, Inc.,
Gtd. Notes	5.750		01/15/28		2,500	2,651,215
Gtd. Notes	6.625		01/15/27		858	891,751
Gtd. Notes, 144A	5.250		06/15/29		625	664,720
PacifiCorp,
First Mortgage	3.300		03/15/51		300	318,050
Sempra Energy,
Sr. Unsec’d. Notes	4.000		02/01/48		580	656,921
State Grid Overseas Investment BVI Ltd. (China),
Gtd. Notes, EMTN	2.750		05/04/22		250	252,369
Tucson Electric Power Co.,
Sr. Unsec’d. Notes	4.000		06/15/50		2,350	2,795,041
Vistra Corp.,
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)		5,125	5,379,683
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000		07/31/27		3,000	3,071,711

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Gtd. Notes, 144A	5.500%	09/01/26		925	$952,244
Gtd. Notes, 144A	5.625	02/15/27		3,700	3,812,674
Sr. Unsec’d. Notes, 144A	4.375	05/01/29		1,200	1,184,786

					38,858,708

Electrical Components & Equipment 0.2%

WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		2,250	2,393,665
Gtd. Notes, 144A	7.250	06/15/28		3,000	3,312,066

					5,705,731

Engineering & Construction 0.2%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	3,800	4,191,375
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	2,400	2,678,475
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	4.250	10/27/27		200	193,362
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	4.250	10/31/26		620	663,093

					7,726,305

Entertainment 0.7%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		542	538,739
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		3,892	4,096,770
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes, Cash coupon 4.500% and PIK 6.250%	10.750	11/01/23(d)	EUR	1,290	930,921
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	643	808,151
Sr. Sec’d. Notes, 144A	10.750	09/30/23(d)	EUR	225	279,346
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		1,075	1,129,268
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26		3,040	3,140,820

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    39

Schedule of Investments  (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)

Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.625%	01/15/27		4,250	$4,391,343
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250	03/15/26		500	530,599
Gtd. Notes, 144A	8.625	07/01/25		1,275	1,378,138
Sr. Sec’d. Notes, 144A(a)	5.000	10/15/25		2,260	2,328,386
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750	04/15/25		4,000	4,214,432

					23,766,913

Environmental Control 0.0%

Madison IAQ LLC,
Sr. Sec’d. Notes, 144A	4.125	06/30/28		25	24,855
Sr. Unsec’d. Notes, 144A	5.875	06/30/29		400	396,941

					421,796

Foods 1.3%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	02/15/23		2,900	2,951,940
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	04/01/25		2,000	2,046,855
Gtd. Notes(a)	5.250	09/15/27		3,300	3,385,925
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	7,100	9,306,786
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	3,200	4,129,252
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25		4,000	4,157,733
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.750	02/15/28		2,000	2,158,462
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29		2,350	2,609,430
Kraft Heinz Foods Co.,
Gtd. Notes	4.625	10/01/39		1,415	1,657,837
Gtd. Notes	4.875	10/01/49		1,575	1,953,684
McCormick & Co., Inc.,
Sr. Unsec’d. Notes	2.500	04/15/30		3,080	3,132,100

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.875%	09/30/27		3,700	$3,899,691
US Foods, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.250	04/15/25		2,000	2,099,146

					43,488,841

Forest Products & Paper 0.1%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24		2,295	2,444,183
Inversiones CMPC S.A. Branch (Chile),
Gtd. Notes, 144A	4.500	04/25/22		210	211,268

					2,655,451

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625	05/20/24		3,075	3,325,147
Sr. Unsec’d. Notes	5.750	05/20/27		1,595	1,784,807

					5,109,954

Healthcare-Products 0.1%

Medtronic Global Holdings SCA,
Gtd. Notes	1.625	03/07/31	EUR	100	124,982
Gtd. Notes	2.250	03/07/39	EUR	300	403,669
Stryker Corp.,
Sr. Unsec’d. Notes	2.125	11/30/27	EUR	430	544,017
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	800	946,585
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	550	677,036

					2,696,289

Healthcare-Services 1.1%

Advocate Health & Hospitals Corp.,
Sr. Unsec’d. Notes	3.829	08/15/28		1,175	1,317,442
Anthem, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/51		2,590	2,887,385
CAB SELAS (France),
Sr. Sec’d. Notes, 144A	3.375	02/01/28	EUR	3,600	4,138,468
Centene Corp.,
Sr. Unsec’d. Notes	4.250	12/15/27		260	272,357

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    41

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

HCA, Inc.,
Gtd. Notes	3.500%	09/01/30		150	$157,944
Gtd. Notes	5.375	02/01/25		275	305,913
Indiana University Health, Inc. Obligated Group,
Sec’d. Notes	3.970	11/01/48		800	958,511
IQVIA, Inc.,
Gtd. Notes	2.250	03/15/29	EUR	6,817	7,805,092
Gtd. Notes, 144A	2.250	01/15/28	EUR	1,200	1,383,631
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		1,500	1,491,952
MEDNAX, Inc.,
Gtd. Notes, 144A	6.250	01/15/27		1,500	1,574,549
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26		3,000	3,165,562
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28		1,500	1,575,304
Sr. Sec’d. Notes	4.625	07/15/24		680	688,977
Sr. Sec’d. Notes, 144A	4.875	01/01/26		1,500	1,542,366
Sr. Sec’d. Notes, 144A	7.500	04/01/25		2,350	2,493,563
Sr. Unsec’d. Notes	6.750	06/15/23		3,400	3,653,476

					35,412,492

Holding Companies-Diversified 0.0%

CK Hutchison International 17 Ltd. (United Kingdom),
Gtd. Notes, 144A	2.875	04/05/22		1,000	1,009,307

Home Builders 0.9%

Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27		2,000	2,089,690
Gtd. Notes(a)	7.250	10/15/29		1,400	1,529,730
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27		4,400	4,675,972
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25		6,260	6,513,769
Lennar Corp.,
Gtd. Notes	5.250	06/01/26		3,000	3,411,612
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28		884	921,160

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250%	12/15/27		3,000	$3,128,108
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25		750	840,157
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27		1,325	1,487,289
Gtd. Notes, 144A	6.625	07/15/27		2,400	2,532,124
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27		3,000	3,237,083

					30,366,694

Home Furnishings 0.0%
Whirlpool Corp.,
Sr. Unsec’d. Notes	4.700	06/01/22		100	102,375

Housewares 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/22		100	101,134

Insurance 0.0%
Arch Capital Finance LLC,
Gtd. Notes	4.011	12/15/26		135	150,169
Markel Corp.,
Sr. Unsec’d. Notes	4.150	09/17/50		505	591,097

					741,266

Internet 0.2%
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25		5,000	5,066,333

Iron/Steel 0.2%
thyssenkrupp AG (Germany),
Sr. Unsec’d. Notes, EMTN	1.875	03/06/23	EUR	6,370	7,385,406

Lodging 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22		100	101,559
MGM Resorts International,
Gtd. Notes	4.625	09/01/26		535	558,711
Gtd. Notes	6.000	03/15/23		275	290,627

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    43

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
MGM Resorts International, (cont’d.)
Gtd. Notes	6.750%	05/01/25		6,400	$6,750,843
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.125	08/08/25		300	318,782

					8,020,522

Media 1.0%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.000	03/01/23		2,826	2,832,844
Sr. Unsec’d. Notes, 144A	5.500	05/01/26		3,400	3,511,303
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.800	03/01/50		775	879,220
Sr. Sec’d. Notes	5.375	05/01/47		85	102,891
Sr. Sec’d. Notes	6.384	10/23/35		3,075	3,994,830
Sr. Sec’d. Notes	6.484	10/23/45		95	130,840
Comcast Corp.,
Gtd. Notes	4.250	10/15/30		335	386,729
CSC Holdings LLC,
Gtd. Notes, 144A	5.500	04/15/27		8,000	8,260,395
Sr. Unsec’d. Notes	6.750	11/15/21		1,182	1,183,403
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sr. Sec’d. Notes, 144A(a)	5.375	08/15/26		1,790	1,011,350
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.125	08/15/30	GBP	2,100	2,848,808
Sr. Sec’d. Notes	4.250	01/15/30	GBP	1,800	2,451,271
Ziggo BV (Netherlands),
Sr. Sec’d. Notes	2.875	01/15/30	EUR	4,120	4,751,790

					32,345,674

Mining 0.2%
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24		2,000	2,030,574
Gtd. Notes, 144A	7.500	04/01/25		2,500	2,586,459
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26		2,400	2,399,031

					7,016,064

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National 0.5%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820%	06/16/28	3,000	$3,808,178
Sr. Unsec’d. Notes	6.375	10/01/28	1,080	1,412,629
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750	01/06/23	800	818,819
Sr. Unsec’d. Notes	3.250	02/11/22	1,000	1,007,615
Sr. Unsec’d. Notes	3.750	11/23/23	1,000	1,056,390
Sr. Unsec’d. Notes	4.375	06/15/22	1,100	1,125,625
Inter-American Development Bank (Supranational Bank), Notes	6.800	10/15/25	500	604,622
Sr. Unsec’d. Notes	7.000	06/15/25	1,000	1,209,134
Unsec’d. Notes	6.950	08/01/26	500	619,586
Unsec’d. Notes, MTN	6.750	07/15/27	1,895	2,384,276
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	790	800,382

				14,847,256

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	5.500	12/01/24	4,000	4,382,502

Oil & Gas 2.4%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	1,575	1,691,356
Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	2.875	01/15/26	3,755	3,921,716
Antero Resources Corp.,
Gtd. Notes, 144A	8.375	07/15/26	930	1,046,638
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	100	103,244
Gtd. Notes, 144A	9.000	11/01/27	691	944,932
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	1,332	1,669,402
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	1,600	1,674,603
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24	375	382,969

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    45

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000%		06/15/25		1,300	$1,338,653
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.875		09/18/23		2,738	2,940,673
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625		07/15/25		5,997	6,324,331
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500		03/30/24		1,210	1,234,047
Sr. Sec’d. Notes, 144A	4.875		03/30/26		113	114,960
Sr. Sec’d. Notes, 144A	5.375		03/30/28		1,820	1,842,827
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	4.750		04/24/25		200	219,947
Sr. Unsec’d. Notes, 144A	4.750		04/19/27		200	222,471
Lundin Energy Finance BV (Netherlands),
Gtd. Notes, 144A	3.100		07/15/31		1,585	1,595,980
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125		02/01/27		350	367,743
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.131	(s)	10/10/36		12,300	6,846,509
Sr. Unsec’d. Notes	7.500		05/01/31		250	325,785
Ovintiv Exploration, Inc.,
Gtd. Notes	5.625		07/01/24		5,000	5,502,120
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875		05/03/22		400	407,648
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.600		01/03/31		2,145	2,247,182
Gtd. Notes	6.625		01/16/34	GBP	1,575	2,421,615
Gtd. Notes	7.375		01/17/27		1,460	1,712,396
Gtd. Notes, EMTN	6.250		12/14/26	GBP	1,400	2,126,799
Petroleos Mexicanos (Mexico),
Gtd. Notes	2.500		11/24/22	EUR	465	545,931
Gtd. Notes	4.750		02/26/29	EUR	100	114,358
Gtd. Notes	5.350		02/12/28		395	394,260
Gtd. Notes	6.350		02/12/48		686	584,377
Gtd. Notes	6.490		01/23/27		3,045	3,240,223
Gtd. Notes	6.500		03/13/27		2,778	2,961,348
Gtd. Notes	6.500		01/23/29		300	312,366
Gtd. Notes, EMTN	3.750		02/21/24	EUR	2,000	2,381,360
Gtd. Notes, EMTN	3.750		11/16/25	GBP	853	1,130,407
Gtd. Notes, EMTN	4.875		02/21/28	EUR	680	791,075
Gtd. Notes, EMTN	5.125		03/15/23	EUR	800	970,202
Gtd. Notes, EMTN	8.250		06/02/22	GBP	1,640	2,319,612

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes, MTN	4.625%	09/21/23		2,000	$2,063,226
Gtd. Notes, MTN	6.750	09/21/47		789	694,549
Gtd. Notes, MTN	6.875	08/04/26		1,440	1,572,584
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	1.375	09/12/26		2,312	2,282,554
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		1,310	1,329,751
Range Resources Corp.,
Gtd. Notes	9.250	02/01/26		2,600	2,815,282
Sinopec Group Overseas Development 2013 Ltd. (China),
Gtd. Notes	4.375	10/17/23		1,220	1,298,863
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27		1,420	1,422,982

					78,451,856

Packaging & Containers 0.4%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	2,400	2,852,520
Silgan Holdings, Inc.,
Gtd. Notes	2.250	06/01/28	EUR	4,100	4,746,201
Verallia SA (France),
Gtd. Notes	1.625	05/14/28	EUR	5,900	6,973,859

					14,572,580

Pharmaceuticals 1.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600	05/14/25		95	101,978
Sr. Unsec’d. Notes	4.050	11/21/39		9,395	10,771,538
Sr. Unsec’d. Notes	4.500	05/14/35		150	178,521
Sr. Unsec’d. Notes	4.550	03/15/35		165	196,459
Sr. Unsec’d. Notes	4.850	06/15/44		1,115	1,404,593
Bausch Health Americas, Inc.,
Gtd. Notes, 144A	8.500	01/31/27		5,957	6,339,004
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		850	787,023
Gtd. Notes, 144A	5.250	02/15/31		25	22,509
Gtd. Notes, 144A	6.125	04/15/25		2,669	2,720,335
Gtd. Notes, 144A	7.000	01/15/28		400	405,449

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    47

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	4.250%		12/15/25	1,300	$1,424,977
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125		06/15/39	475	567,779
Sr. Unsec’d. Notes	4.250		10/26/49	735	924,545
Sr. Unsec’d. Notes	5.000		08/15/45	645	878,208
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	3.200		03/15/23	1,215	1,255,969
Cigna Corp.,
Gtd. Notes	4.375		10/15/28	1,630	1,868,334
Sr. Unsec’d. Notes	3.200		03/15/40	1,040	1,071,103
Sr. Unsec’d. Notes	3.400		03/15/50	740	780,474
Sr. Unsec’d. Notes	3.400		03/15/51	2,970	3,136,975
CVS Health Corp.,
Sr. Unsec’d. Notes	2.700		08/21/40	1,960	1,879,492
Sr. Unsec’d. Notes	5.125		07/20/45	70	91,823
Mylan, Inc.,
Gtd. Notes(a)	4.550		04/15/28	1,240	1,405,324
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025		07/09/40	1,300	1,314,271
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250		06/15/46	2,095	2,603,418
Viatris, Inc.,
Gtd. Notes	3.850		06/22/40	5,105	5,467,343
Gtd. Notes, 144A	4.000		06/22/50	1,820	1,971,608

					49,569,052

Pipelines 0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750		03/01/27	2,500	2,589,950
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125	(ff)	05/15/30(oo)	1,300	1,358,814
Jr. Sub. Notes, Series H	6.500	(ff)	11/15/26(oo)	3,490	3,621,235
Sr. Unsec’d. Notes	5.000		05/15/50	1,030	1,205,846
Sr. Unsec’d. Notes	5.300		04/15/47	110	130,120
Enterprise Products Operating LLC,
Gtd. Notes	3.200		02/15/52	2,725	2,685,366
Gtd. Notes	3.900		02/15/24	250	265,037
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950		09/01/22	372	379,478

See Notes to Financial Statements.

48

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Kinder Morgan, Inc.,
Gtd. Notes	3.250%	08/01/50		1,255	$1,212,743
MPLX LP,
Sr. Unsec’d. Notes	5.200	03/01/47		20	24,645
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50		6,100	6,927,958
Gtd. Notes	4.950	07/13/47		385	456,803
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23		350	356,491
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	7.500	10/01/25		2,225	2,406,065
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25		225	244,521
Sr. Unsec’d. Notes	4.300	03/04/24		325	347,425
Sr. Unsec’d. Notes	4.500	11/15/23		345	366,941

					24,579,438

Real Estate 0.1%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25		4,000	4,167,992

Real Estate Investment Trusts (REITs) 0.8%
Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25		7,275	7,902,633
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes, 144A	4.625	06/15/25		610	656,579
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	1,725	1,975,635
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25		2,725	2,894,657
Starwood Property Trust, Inc.,
Sr. Unsec’d. Notes, 144A	3.625	07/15/26		3,250	3,251,077
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		6,500	6,843,013

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    49

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A	4.250%	12/01/26		575	$595,897
Gtd. Notes, 144A	4.625	12/01/29		860	918,399

					25,037,890

Retail 0.6%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sr. Sec’d. Notes, 144A	3.875	01/15/28		2,175	2,169,677
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24		3,375	3,575,011
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	200	228,117
Sr. Sec’d. Notes	6.250	10/30/25	EUR	3,650	4,281,711
Falabella SA (Chile),
Sr. Unsec’d. Notes, 144A	4.375	01/27/25		2,628	2,800,209
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.750	10/15/24		2,475	2,484,102
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25		3,650	3,729,149
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(a)	5.875	03/01/27		1,395	1,450,221

					20,718,197

Semiconductors 0.3%
Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35		5,469	5,386,608
Sr. Unsec’d. Notes, 144A	3.187	11/15/36		3,645	3,577,523

					8,964,131

Telecommunications 2.1%
AT&T, Inc.,
Sr. Unsec’d. Notes(a)	1.650	02/01/28		3,720	3,627,108
Sr. Unsec’d. Notes	2.550	12/01/33		159	154,202
Sr. Unsec’d. Notes	3.500	09/15/53		2,711	2,750,602
Sr. Unsec’d. Notes	3.650	09/15/59		1,302	1,323,367
Sr. Unsec’d. Notes	4.300	02/15/30		350	397,510
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.750	05/25/24		975	1,014,001

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Sr. Sec’d. Notes, 144A	8.750%	05/25/24		2,000	$2,076,432
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		3,745	3,621,772
Iliad Holding SAS (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26		600	618,222
Sr. Sec’d. Notes, 144A	7.000	10/15/28		550	566,550
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes(a)	5.500	08/01/23(d)		3,020	1,524,481
Gtd. Notes, 144A	8.500	10/15/24(d)		125	64,820
Gtd. Notes, 144A	9.750	07/15/25(d)		125	64,458
Level 3 Financing, Inc.,
Gtd. Notes	5.375	05/01/25		2,000	2,045,323
Sr. Sec’d. Notes, 144A	3.400	03/01/27		325	338,626
Lorca Telecom Bondco SA (Spain),
Sr. Sec’d. Notes, 144A	4.000	09/18/27	EUR	10,550	12,289,634
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes	5.625	04/01/25		585	629,130
Sr. Unsec’d. Notes, Series W	6.750	12/01/23		2,500	2,745,210
Qwest Corp.,
Sr. Unsec’d. Notes	6.750	12/01/21		50	50,195
Sprint Communications, Inc.,
Gtd. Notes(a)	6.000	11/15/22		4,000	4,195,460
Gtd. Notes	11.500	11/15/21		4,861	4,879,004
Sprint Corp.,
Gtd. Notes	7.625	02/15/25		10,000	11,632,909
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	3.000	02/15/41		2,755	2,650,529
Sr. Sec’d. Notes	3.300	02/15/51		895	877,547
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.650	11/20/40		4,085	3,867,063
Sr. Unsec’d. Notes	3.400	03/22/41		2,000	2,096,598
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27		500	485,514

					66,586,267

Toys/Games/Hobbies 0.1%
Mattel, Inc.,
Gtd. Notes, 144A	3.375	04/01/26		1,600	1,649,494

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    51

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Transportation 0.1%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes	5.875%	07/05/34	100	$115,622
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.250	05/01/25	1,500	1,580,314

				1,695,936

TOTAL CORPORATE BONDS
(cost $942,542,065)				958,313,372

MUNICIPAL BONDS 0.2%

California 0.0%
University of California,
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	25	28,887
Taxable, Revenue Bonds, Series J	4.131	05/15/45	25	29,920

				58,807

Illinois 0.1%
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	635	661,750
General Obligation Unlimited, Series D	5.000	11/01/22	1,685	1,760,887

				2,422,637

New Jersey 0.0%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	100	164,379

Puerto Rico 0.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1	5.000	07/01/58	2,135	2,410,330

Virginia 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	125	169,551

TOTAL MUNICIPAL BONDS
(cost $4,807,305)				5,225,704

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 8.8%
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689	%(c)	04/25/28	160	$160,054
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939	(c)	10/25/28	475	474,777
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539	(c)	04/25/29	307	306,889
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.189	(c)	07/25/29	137	136,557
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.689	(c)	07/25/29	1,500	1,503,775
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489	(c)	10/25/29	670	669,526
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.089	(c)	10/25/29	2,400	2,401,493
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.200% (Cap N/A, Floor 3.200%)	3.289	(c)	08/26/30	129	129,085
Series 2020-02A, Class M1C, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.089	(c)	08/26/30	465	472,603
Series 2020-03A, Class M1A, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.089	(c)	10/25/30	288	288,113
Series 2020-03A, Class M1B, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.939	(c)	10/25/30	375	377,315
Series 2020-03A, Class M1C, 144A, 1 Month LIBOR + 3.700% (Cap N/A, Floor 3.700%)	3.789	(c)	10/25/30	490	512,661
Series 2020-04A, Class M2A, 144A, 1 Month LIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.689	(c)	06/25/30	356	355,808
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.689	(c)	06/25/30	820	827,348
Series 2021-03A, Class M1B, 144A, 30 Day Average SOFR + 1.400% (Cap N/A, Floor 1.400%)	1.449	(c)	09/25/31	500	498,752
BVRT Financing Trust,
Series 2021-04, Class F, 144A, SOFR + 2.000%^	2.050		09/12/26	9,485	9,484,779
Central Park Funding Trust,
Series 2021-01, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.838	(c)	08/29/22	17,857	17,850,827
Series 2021-02, Class PT, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.087	(c)	10/27/22	18,061	18,037,052
Series 2021-03, Class PT, 144A, 1 Month LIBOR + 2.950% (Cap N/A, Floor 2.950%)	3.037	(c)	03/01/23	6,404	6,397,841
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A	2.901	(cc)	09/25/47	31	29,650

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    53

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	2.239	%(c)	09/25/31	1,083	$1,088,613
Series 2019-R04, Class 2M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.189	(c)	06/25/39	204	204,160
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	2.189	(c)	10/25/39	428	429,529
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.139	(c)	01/25/40	1,097	1,103,646
Credit Suisse Mortgage Trust,
Series 2020-RPL05, Class A1, 144A	3.023	(cc)	08/25/60	753	760,775
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.789	(c)	11/25/28	516	516,705
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)	1.889	(c)	04/25/29	373	373,957
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.089	(c)	10/25/30	146	145,784
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.589	(c)	10/25/30	640	643,334
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	2.199	(c)	10/25/33	1,325	1,336,504
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	2.749	(c)	10/25/33	2,045	2,075,592
Fannie Mae Connecticut Avenue Securities,
Series 2017-C07, Class 1M2, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.489	(c)	05/25/30	793	804,218
Series 2018-C03, Class 1M2, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.239	(c)	10/25/30	431	435,730
Fannie Mae REMICS,
Series 2012-132, Class KI, IO	3.000		12/25/32	3,024	320,049
Series 2012-144, Class EI, IO	3.000		01/25/28	3,504	224,775
Series 2012-148, Class IC, IO	3.000		01/25/28	4,840	303,941
Series 2013-13, Class IK, IO	2.500		03/25/28	2,300	105,197
Series 2013-49, Class AI, IO	3.000		05/25/33	2,404	243,129
Series 2015-59, Class CI, IO	3.500		08/25/30	3,263	221,706
Series 2016-20, Class DI, IO	3.500		04/25/31	3,756	409,469
Series 2018-24, Class BH	3.500		04/25/48	353	370,728
Series 2018-25, Class AG	3.500		04/25/47	1,272	1,319,151
Series 2018-57, Class QV	3.500		11/25/29	1,764	1,828,785

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	4.049	%(c)	11/25/50	1,630	$1,708,362
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	2.649	(c)	11/25/50	7,890	7,979,185
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.449	(c)	08/25/33	8,290	8,504,383
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.939	(c)	02/25/50	1,554	1,565,830
Series 2020-DNA03, Class B1, 144A, 1 Month LIBOR + 5.100% (Cap N/A, Floor 0.000%)	5.189	(c)	06/25/50	330	343,174
Series 2020-DNA03, Class M2, 144A, 1 Month LIBOR + 3.000% (Cap N/A, Floor 0.000%)	3.089	(c)	06/25/50	286	286,833
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	6.089	(c)	08/25/50	2,635	2,799,386
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	3.839	(c)	08/25/50	545	548,533
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	4.849	(c)	10/25/50	1,180	1,248,364
Series 2020-DNA05, Class M2, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.849	(c)	10/25/50	744	752,137
Series 2020-HQA02, Class M2, 144A, 1 Month LIBOR + 3.100% (Cap N/A, Floor 0.000%)	3.189	(c)	03/25/50	105	106,530
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	3.689	(c)	07/25/50	1,303	1,311,863
Series 2020-HQA04, Class B1, 144A, 1 Month LIBOR + 5.250% (Cap N/A, Floor 0.000%)	5.339	(c)	09/25/50	550	575,249
Series 2020-HQA04, Class M2, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 0.000%)	3.239	(c)	09/25/50	183	184,274
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	3.099	(c)	01/25/34	1,370	1,385,412
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	1.699	(c)	01/25/34	880	884,987
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	3.448	(c)	10/25/41	2,530	2,537,009

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    55

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-HQA01, Class M2, 144A, 30 Day Average SOFR + 2.250% (Cap N/A, Floor 0.000%)	2.299	%(c)	08/25/33	8,400	$8,494,752
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	3.399	(c)	09/25/41	1,310	1,297,482
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.149	(c)	09/25/41	2,480	2,479,999
FHLMC Structured Agency Credit Risk Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.839	(c)	09/25/48	2	2,220
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.739	(c)	01/25/49	231	233,281
Freddie Mac REMICS,
Series 4012, Class MJ	3.500		11/15/40	1,005	1,031,531
Series 4046, Class PI, IO	3.000		05/15/27	2,242	130,530
Series 4060, Class IO, IO	3.000		06/15/27	2,388	87,834
Series 4073, Class EI, IO	3.000		02/15/27	5,068	193,112
Series 4131, Class BI, IO	2.500		11/15/27	4,241	212,278
Series 4146, Class KI, IO	3.000		12/15/32	3,086	318,942
Series 4153, Class IO, IO	3.000		01/15/28	5,718	326,206
Series 4172, Class KI, IO	3.000		10/15/32	5,127	411,879
Series 4182, Class EI, IO	2.500		03/15/28	2,971	160,245
Series 4186, Class JI, IO	3.000		03/15/33	10,690	1,040,701
Series 4314, Class PD	3.750		07/15/43	1,337	1,401,618
Series 4574, Class AI, IO	3.000		04/15/31	2,361	211,851
Series 4631, Class GP	3.500		03/15/46	2,393	2,523,138
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228		11/26/49	4,906	4,926,348
Government National Mortgage Assoc.,
Series 2013-047, Class IA, IO	4.000		03/20/43	1,052	170,866
Series 2014-116, Class IT, IO	4.000		08/20/44	1,317	169,780
Series 2016-164, Class IG, IO	4.000		12/20/46	2,127	393,011
Series 2017-045, Class QA	3.000		11/20/42	3,800	3,920,022
Series 2017-163, Class PT	3.000		11/20/47	2,206	2,318,229
Series 2018-05, Class IB, IO	4.000		01/20/48	910	162,865
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.229	(c)	01/26/37	38	38,106
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.689	(c)	10/25/28	145	145,212

See Notes to Financial Statements.

56

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Home Re Ltd. (Bermuda), (cont’d.)
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.739	%(c)	05/25/29		218	$217,938
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 3.250% (Cap N/A, Floor 3.250%)	3.339	(c)	10/25/30		798	800,272
Series 2020-01, Class M1C, 144A, 1 Month LIBOR + 4.150% (Cap N/A, Floor 4.150%)	4.239	(c)	10/25/30		400	404,984
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	1.649	(c)	01/25/34		1,235	1,231,920
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	2.849	(c)	01/25/34		1,925	1,927,481
Jupiter Mortgage PLC (United Kingdom),
Series 1A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	1.450	(c)	07/20/60	GBP	2,000	2,754,330
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A	3.000		06/25/59		678	679,519
Series 2019-PR01, Class A1, 144A	3.858		09/25/59		6,521	6,569,713
Series 2020-GS01, Class A1, 144A	2.882		10/25/59		3,068	3,078,009
Series 2020-SL01, Class A, 144A	2.734		01/25/60		1,456	1,465,939
Series 2021-SL01, Class A, 144A	1.991	(cc)	09/25/60		3,242	3,239,115
Loan Revolving Advance Investment Trust,
Series 2021-01, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.750	(c)	12/31/22		7,400	7,399,549
Series 2021-02, Class A1X, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)^	2.837	(c)	06/30/23		7,500	7,500,000
MRA Issuance Trust,
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.682	(c)	09/15/22		19,590	19,609,853
Series 2021-09, Class A1X, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.282	(c)	11/15/21		16,000	15,970,174
Series 2021-10, Class A1X, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.582	(c)	02/22/23		8,870	8,883,752
Series 2021-EBO03, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	1.836	(c)	03/31/23		6,630	6,648,978
Series 2021-EBO03, Class A2, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 2.750%)	2.836	(c)	03/31/23		7,650	7,671,496
Series 2021-EBO06, Class A1X, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.682	(c)	02/16/22		9,930	9,935,845
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.839	(c)	01/25/48		535	534,792

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    57

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639	%(c)	07/25/28		136	$136,330
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.489	(c)	07/25/29		61	61,525
Oaktown Re V Ltd. (Bermuda),
Series 2020-02A, Class M1A, 144A, 1 Month LIBOR + 2.400% (Cap N/A, Floor 2.400%)	2.489	(c)	10/25/30		25	24,567
Series 2020-02A, Class M1B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	3.689	(c)	10/25/30		460	461,144
Oaktown Re VII Ltd. (Bermuda),
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	2.950	(c)	04/25/34		2,400	2,400,000
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.903	(c)	12/25/22		6,289	6,312,704
Series 2021-01R, Class A, 144A, 1 Month LIBOR + 2.900% (Cap N/A, Floor 2.900%)	2.987	(c)	02/27/24		10,080	10,229,178
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.489	(c)	03/25/28		25	24,739
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.789	(c)	03/25/28		330	332,160
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.289	(c)	06/25/29		57	56,588
Series 2020-01, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.039	(c)	01/25/30		700	694,780
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.539	(c)	01/25/30		2,200	2,180,662
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.689	(c)	10/25/30		1,114	1,116,164
Retiro Mortgage Securities DAC (Ireland),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	1.453	(c)	07/30/75	EUR	4,484	5,155,591
Station Place Securitization Trust,
Series 2021-08, Class A, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)	0.889	(c)	06/20/22		7,420	7,426,574
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 3A1	2.508	(cc)	12/25/34		136	137,643

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
ZH Trust,
Series 2021-01, Class A, 144A	2.253%		02/18/27		940	$938,937

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $284,699,458)						285,916,876

SOVEREIGN BONDS 3.6%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400		03/09/23		3,200	3,213,843
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes	2.500		10/11/22		3,000	3,058,365
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.500	(cc)	07/09/30		1,090	373,507
Sr. Unsec’d. Notes	2.000	(cc)	01/09/38		154	56,339
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375		08/20/30		1,005	997,868
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477		07/24/23		3,082	3,177,261
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		5,600	5,940,275
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes	4.500		05/30/29		300	300,178
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes(a)	4.000		02/26/24		1,000	1,043,944
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.950		01/25/27		620	691,972
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		400	449,129
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	230	260,562
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes	6.950		02/15/26		135	164,630
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, EMTN	2.375		06/04/25		600	628,223
Hellenic Republic Government Bond (Greece),
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	3,000	3,586,247
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	470	769,072

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    59

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hong Kong Government International Bond (Hong Kong),
Sr. Unsec’d. Notes, 144A	2.500%	05/28/24		2,500	$2,608,451
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23		1,820	1,930,260
Sr. Unsec’d. Notes	5.750	11/22/23		2,200	2,414,147
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes	5.875	05/11/22		1,359	1,390,782
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	965	1,122,984
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	774	893,626
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	820	909,997
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	465	553,666
Sr. Unsec’d. Notes, 144A, MTN	5.875	01/15/24		1,000	1,106,914
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	3,000	3,603,026
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	750	1,010,055
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	2.500	06/01/22		600	607,902
Gov’t. Gtd. Notes	2.500	05/23/24		1,000	1,041,871
Gov’t. Gtd. Notes	3.375	10/31/23		800	842,899
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		600	630,016
Sr. Unsec’d. Notes, 144A, MTN	1.750	09/05/24		800	816,831
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		200	202,155
Sr. Unsec’d. Notes, 144A, MTN	3.000	03/12/24		400	419,780
Sr. Unsec’d. Notes, 144A, MTN	3.250	04/24/23		400	415,558
Sr. Unsec’d. Notes, EMTN	2.125	10/25/23		1,400	1,437,859
Sr. Unsec’d. Notes, EMTN	2.625	04/20/22		400	404,310
Kuwait International Government Bond (Kuwait),
Sr. Unsec’d. Notes	2.750	03/20/22		2,000	2,016,706
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.625	02/01/22		10,360	10,527,312
Province of Alberta (Canada),
Sr. Unsec’d. Notes	2.200	07/26/22		250	253,428
Sr. Unsec’d. Notes	3.300	03/15/28		1,800	1,980,496
Province of British Columbia (Canada),
Sr. Unsec’d. Notes	6.500	01/15/26		1,800	2,166,810
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	05/04/22		325	328,056
Sr. Unsec’d. Notes, Series GX	2.600	04/16/24		400	417,489

See Notes to Financial Statements.

60

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Province of Nova Scotia (Canada),
Debentures	8.250%	07/30/22		1,011	$1,066,751
Debentures	8.750	04/01/22		1,800	1,857,971
Province of Ontario (Canada),
Sr. Unsec’d. Notes	3.400	10/17/23		375	395,306
Province of Quebec (Canada),
Sr. Unsec’d. Notes	2.750	04/12/27		195	208,510
Sr. Unsec’d. Notes, Series NJ	7.500	07/15/23		384	428,372
Unsec’d. Notes, Series A, MTN	7.485	03/02/26		1,040	1,305,306
Province of Saskatchewan (Canada),
Debentures	8.500	07/15/22		810	853,715
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		205	264,307
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	1.250	02/17/26		5,500	5,371,321
Sr. Unsec’d. Notes	2.875	10/17/29		300	306,476
Sr. Unsec’d. Notes, EMTN	3.444	12/31/24	EUR	235	277,634
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	2,815	4,832,309
Sr. Unsec’d. Notes, MTN(a)	5.375	06/15/33		1,205	1,500,023
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes	5.000	03/23/22		500	508,826
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN	4.375	08/22/23		3,000	3,176,034
Sr. Unsec’d. Notes, EMTN	6.750	02/07/22		6,414	6,513,186
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000	04/17/25		375	408,283
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	730	827,333
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	765	959,509
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	1,255	1,362,045
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		2,575	2,400,573
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	5.250	02/18/24		3,014	3,314,807
Sr. Unsec’d. Notes	5.850	05/10/23		2,292	2,469,755
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.500	06/08/22		1,000	1,012,795
Sr. Unsec’d. Notes, 144A	2.500	06/08/22		200	202,559
Sr. Unsec’d. Notes, 144A	2.625	05/29/24		2,000	2,085,723
Sr. Unsec’d. Notes, 144A	3.250	06/01/23		400	416,411

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    61

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	7.250%		12/23/23		1,700	$1,800,068
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750		09/01/22		950	984,483
Sr. Unsec’d. Notes	8.994		02/01/24		200	218,795
Sr. Unsec’d. Notes, 144A	4.375		01/27/30	EUR	1,960	2,109,953
Sr. Unsec’d. Notes, 144A	7.750		09/01/22		905	937,850
Sr. Unsec’d. Notes, 144A	8.994		02/01/24		400	437,589
Sr. Unsec’d. Notes, 144A	9.750		11/01/28		600	696,537

TOTAL SOVEREIGN BONDS
(cost $115,606,338)						118,275,916

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
Federal Home Loan Mortgage Corp.	6.750		03/15/31		600	863,908
Federal National Mortgage Assoc.(h)	1.875		09/24/26		920	950,177
Federal National Mortgage Assoc.	6.625		11/15/30		605	856,968
Federal National Mortgage Assoc.	7.125		01/15/30		580	828,920
Tennessee Valley Authority Generic Strips, Bonds, Series AA	2.035	(s)	12/15/21		14	13,990

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $3,236,181)						3,513,963

U.S. TREASURY OBLIGATIONS 17.7%
U.S. Treasury Notes	0.125		01/31/23		50,195	50,116,570
U.S. Treasury Notes	0.125		04/30/23		10,525	10,489,232
U.S. Treasury Notes	0.125		06/30/23		82,690	82,328,231
U.S. Treasury Notes	0.125		12/15/23		520	515,409
U.S. Treasury Notes	0.250		03/15/24		2,270	2,250,315
U.S. Treasury Notes	0.250		05/15/24		50,000	49,480,469
U.S. Treasury Notes	0.250		10/31/25		3,855	3,735,435
U.S. Treasury Notes	0.375		01/31/26		42,460	41,182,883
U.S. Treasury Notes	0.375		07/31/27		5,860	5,559,675
U.S. Treasury Notes	0.500		05/31/27		430	411,591
U.S. Treasury Notes(h)(k)	0.500		06/30/27		9,025	8,630,156
U.S. Treasury Notes	0.750		03/31/26		89,750	88,298,575
U.S. Treasury Notes	0.750		04/30/26		1,395	1,371,241
U.S. Treasury Notes	0.750		08/31/26		285	279,278
U.S. Treasury Notes	0.875		09/30/26		310	305,447
U.S. Treasury Notes	1.250		04/30/28		75	74,233
U.S. Treasury Notes	1.250		06/30/28		145	143,210
U.S. Treasury Notes	1.375		10/15/22		50,340	50,929,922
U.S. Treasury Notes	1.375		01/31/25		7,520	7,651,013
U.S. Treasury Notes	1.500		01/15/23		1,345	1,365,490

See Notes to Financial Statements.

62

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS(Continued)
U.S. Treasury Notes	1.500%		02/28/23	12,355	$12,553,838
U.S. Treasury Notes	1.625		11/15/22	1,410	1,431,370
U.S. Treasury Notes	1.750		05/15/23	1,960	2,001,727
U.S. Treasury Notes	2.000		02/15/25	410	425,439
U.S. Treasury Notes	2.125		05/15/25	111,895	116,554,378
U.S. Treasury Notes(k)	2.250		11/15/24	12,385	12,935,552
U.S. Treasury Notes(k)	2.500		05/15/24	6,050	6,330,285
U.S. Treasury Notes	2.750		02/15/28	4,800	5,196,375
U.S. Treasury Notes	2.875		11/15/21	2,000	2,002,031
U.S. Treasury Notes	3.000		09/30/25	2,000	2,153,750
U.S. Treasury Strips Coupon	1.020	(s)	05/15/33	75	61,025
U.S. Treasury Strips Coupon(h)	1.398	(s)	11/15/41	855	557,119
U.S. Treasury Strips Coupon(h)	1.450	(s)	08/15/42	465	297,346
U.S. Treasury Strips Coupon	2.027	(s)	05/15/39	1,165	818,413
U.S. Treasury Strips Coupon(h)	2.056	(s)	11/15/38	2,240	1,598,100
U.S. Treasury Strips Coupon(h)	2.058	(s)	02/15/39	2,275	1,605,830
U.S. Treasury Strips Coupon	2.420	(s)	08/15/40	1,500	1,013,438
U.S. Treasury Strips Coupon	2.857	(s)	05/15/31	100	84,949
U.S. Treasury Strips Coupon	3.019	(s)	11/15/35	140	107,975

TOTAL U.S. TREASURY OBLIGATIONS
(cost $575,025,604)					572,847,315

				Shares

PREFERRED STOCK 0.0%

Capital Markets
State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)
(cost $125,000)				5,000	146,550

				Units

WARRANTS* 0.0%

Chemicals
TPC Group, Inc., expiring 08/01/24^
(cost $0)				367,799	1,729

TOTAL LONG-TERM INVESTMENTS
(cost $3,037,278,632)					3,058,716,075

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    63

Schedule of Investments  (continued)

as of October 31, 2021

Description	Shares	Value

SHORT-TERM INVESTMENTS 6.5%

AFFILIATED MUTUAL FUNDS 6.5%
PGIM Core Short-Term Bond Fund(wc)	6,858,597	$63,099,095
PGIM Core Ultra Short Bond Fund(wc)	116,624,332	116,624,332
PGIM Institutional Money Market Fund
(cost $30,253,120; includes $30,251,038 of cash collateral for securities on loan)(b)(wc)	30,276,387	30,258,222

TOTAL AFFILIATED MUTUAL FUNDS
(cost $209,722,334)		209,981,649

OPTIONS PURCHASED*~ 0.0%
(cost $1,077,596)		1,178,901

TOTAL SHORT-TERM INVESTMENTS
(cost $210,799,930)		211,160,550

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.8%
(cost $3,248,078,562)		3,269,876,625

OPTIONS WRITTEN*~ (0.0)%
(premiums received $1,369,827)		(1,474,099)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.8%
(cost $3,246,708,735)		3,268,402,526
Liabilities in excess of other assets(z) (0.8)%		(25,397,040)

NET ASSETS 100.0%		$3,243,005,486

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
CNH—Chinese Renminbi
COP—Colombian Peso
CZK—Czech Koruna
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
ILS—Israeli Shekel
INR—Indian Rupee
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso

See Notes to Financial Statements.

64

PLN—Polish Zloty
RUB—Russian Ruble
SGD—Singapore Dollar
THB—Thai Baht
TWD—New Taiwanese Dollar
USD—US Dollar
ZAR—South African Rand
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A—Annual payment frequency for swaps
ABS—Asset-Backed Security
BABs—Build America Bonds
BBR—New Zealand Bank Bill Rate
BROIS—Brazil Overnight Index Swap
BUBOR—Budapest Interbank Offered Rate
CDX—Credit Derivative Index
CLO—Collateralized Loan Obligation
CLOIS—Sinacofi Chile Interbank Rate Average
CMBX—Commercial Mortgage-Backed Index
COOIS—Colombia Overnight Interbank Reference Rate
DIP—Debtor-In-Possession
EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
IO—Interest Only (Principal amount represents notional)
JIBAR—Johannesburg Interbank Agreed Rate
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
M—Monthly payment frequency for swaps
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
Q—Quarterly payment frequency for swaps
REITs—Real Estate Investment Trust
REMICS—Real Estate Mortgage Investment Conduit Security
S—Semiannual payment frequency for swaps
SOFR—Secured Overnight Financing Rate
SONIA—Sterling Overnight Index Average
Strips—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $35,321,481 and 1.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $29,627,666; cash collateral of $30,251,038 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    65

Schedule of Investments  (continued)

as of October 31, 2021

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2021:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA, DIP Term Loan, 3 Month LIBOR + 3.600%, 3.600%(c), Maturity Date 07/13/22 (cost $584,504)	591	$594,969	$10,465	$—

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs IDR	Call	Morgan Stanley & Co. International PLC	04/28/22	16,500.00	—	3,367	$8,529
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	24,500.00	—	3,367	282
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	21.00	—	5,806	48,314
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	21.00	—	9,774	97,202
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	11/19/21	75.00	—	2,877	3,195
Currency Option USD vs RUB	Call	JPMorgan Chase Bank, N.A.	01/11/22	81.00	—	14,400	22,093
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	9.00	—	2,877	257,157
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	9.75	—	1,934	85,025

See Notes to Financial Statements.

66

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs ZAR	Call	Goldman Sachs International	11/04/21	15.50	—	2,407	$8,053
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	15.50	—	4,813	130,563
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	01/18/22	16.00	—	4,813	78,978
Currency Option USD vs IDR	Put	JPMorgan Chase Bank, N.A.	04/28/22	14,300.00	—	3,367	44,948
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	11/09/21	17.80	—	7,387	—
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	67.00	—	3,836	335
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	7.80	—	880	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.00	—	3,868	—
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	8.00	—	1,934	57
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	7.60	—	1,934	236
Currency Option USD vs ZAR	Put	JPMorgan Chase Bank, N.A.	11/12/21	12.50	—	4,813	—

Total OTC Traded (cost $728,281)							$784,967

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,400	$11
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,390	11
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	27,780	33
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	01/19/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	31,690	37
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	31,690	73
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley & Co. International PLC	02/16/22	0.35%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,390	75

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    67

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,400	$ 43,768
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,390	43,755
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	27,780	60,146
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	01/19/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	31,690	68,611
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	31,690	87,738
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley & Co. International PLC	02/16/22	0.55%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,390	89,676

Total OTC Swaptions (cost $349,315)								$ 393,934

Total Options Purchased (cost $1,077,596)								$1,178,901

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs IDR	Call	JPMorgan Chase Bank, N.A.	04/28/22	16,500.00	—	3,367	$(8,528)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	12/10/21	22.00	—	5,806	(11,080)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/04/22	22.00	—	9,774	(28,784)
Currency Option USD vs TRY	Call	Goldman Sachs International	12/22/21	10.00	—	2,877	(68,292)
Currency Option USD vs TRY	Call	Goldman Sachs International	01/11/22	10.25	—	1,934	(48,487)
Currency Option USD vs ZAR	Call	JPMorgan Chase Bank, N.A.	11/04/21	15.50	—	2,407	(8,053)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.00	—	4,813	(78,977)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/18/22	16.50	—	4,813	(47,776)
Currency Option USD vs IDR	Put	Morgan Stanley & Co. International PLC	04/28/22	14,300.00	—	3,367	(44,948)

See Notes to Financial Statements.

68

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs RUB	Put	JPMorgan Chase Bank, N.A.	11/19/21	72.00	—	3,836	$(65,003)
Currency Option USD vs TRY	Put	Goldman Sachs International	11/04/21	8.80	—	880	(6)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/04/21	8.90	—	1,934	(29)
Currency Option USD vs TRY	Put	JPMorgan Chase Bank, N.A.	11/19/21	10.00	—	1,934	(75,059)
Currency Option USD vs TRY	Put	Goldman Sachs International	01/11/22	8.80	—	1,934	(3,922)

Total OTC Traded (premiums received $489,037)							$(488,944)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Call	Barclays Bank PLC	12/15/21	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,400	$(14,884)
CDX.NA.IG.37.V1, 12/20/26	Call	Goldman Sachs International	12/15/21	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,390	(14,879)
CDX.NA.IG.37.V1, 12/20/26	Call	BNP Paribas S.A.	01/19/22	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	27,780	(21,160)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley &Co. International PLC	01/19/22	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	31,690	(24,138)
CDX.NA.IG.37.V1, 12/20/26	Call	Deutsche Bank AG	02/16/22	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	31,690	(30,456)
CDX.NA.IG.37.V1, 12/20/26	Call	Morgan Stanley &Co. International PLC	02/16/22	0.50%	CDX.NA.IG.37. V1(Q)	1.00%(Q)	32,390	(31,129)
CDX.NA.HY.36.V1, 06/20/26	Put	Credit Suisse International	11/17/21	$98.00	5.00%(Q)	CDX.NA.HY.36. V1(Q)	4,000	(339)
CDX.NA.HY.37.V1, 12/20/26	Put	Barclays Bank PLC	11/17/21	$107.00	5.00%(Q)	CDX.NA.HY.37. V1(Q)	18,040	(25,426)
CDX.NA.IG.37.V1, 12/20/26	Put	Barclays Bank PLC	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,400	(20,115)
CDX.NA.IG.37.V1, 12/20/26	Put	Goldman Sachs International	12/15/21	0.65%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,390	(20,109)
CDX.NA.IG.37.V1, 12/20/26	Put	BNP Paribas S.A.	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	27,780	(27,647)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    69

Schedule of Investments  (continued)

as of October 31, 2021

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley &Co. International PLC	01/19/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	31,690	$(31,538)
CDX.NA.IG.37.V1, 12/20/26	Put	Deutsche Bank AG	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	31,690	(45,603)
CDX.NA.IG.37.V1, 12/20/26	Put	Morgan Stanley &Co. International PLC	02/16/22	0.70%	1.00%(Q)	CDX.NA.IG.37. V1(Q)	32,390	(46,610)
GS_21-PJA†† ^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	33,930	(4,782)
iTraxx.XO.35. V1,06/20/26	Put	Barclays Bank PLC	06/15/22	9.00%	5.00%(Q)	iTraxx.XO.35. V1(Q)	EUR 16,610	(62,581)
iTraxx.XO.35.V1, 06/20/26	Put	Barclays Bank PLC	06/15/22	7.00%	5.00%(Q)	iTraxx.XO.35. V1(Q)	EUR 17,430	(102,908)
iTraxx.XO.36.V1, 12/20/26	Put	Morgan Stanley &Co. International PLC	01/19/22	5.00%	5.00%(Q)	iTraxx.XO.36. V1(Q)	EUR 7,420	(14,351)
iTraxx.XO.36.V1, 12/20/26	Put	Barclays Bank PLC	09/21/22	8.00%	5.00%(Q)	iTraxx.XO.36. V1(Q)	EUR 20,000	(344,014)
iTraxx.XO.36.V1, 12/20/26^	Put	Barclays Bank PLC	09/21/22	9.00%	5.00%(Q)	iTraxx.XO.36. V1(Q)	EUR 14,420	(102,486)

Total OTC Swaptions (premiums received $880,790)								$(985,155)

Total Options Written (premiums received $1,369,827)								$(1,474,099)

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,024	2 Year U.S. Treasury Notes	Dec. 2021	$224,512,000	$(727,872)
2,199	5 Year U.S. Treasury Notes	Dec. 2021	267,728,250	(2,983,444)
120	10 Year U.S. Ultra Treasury Notes	Dec. 2021	17,403,750	(5,260)
121	20 Year U.S. Treasury Bonds	Dec. 2021	19,462,094	189,905
66	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	12,962,812	301,395

				(3,225,276)

See Notes to Financial Statements.

70

Futures contracts outstanding at October 31, 2021 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
736	5 Year Euro-Bobl	Dec. 2021	$113,805,148	$1,672,565
215	10 Year Euro-Bund	Dec. 2021	41,784,545	1,009,389
3,397	10 Year U.S. Treasury Notes	Dec. 2021	443,998,533	7,675,825
632	Euro Schatz Index	Dec. 2021	81,797,080	226,122

				10,583,901

				$7,358,625

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	HSBC Bank PLC	AUD	1,334	$981,789	$1,004,056	$22,267	$—
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	43,045	8,084,210	7,619,131	—	(465,079)
Expiring 11/03/21	Goldman Sachs International	BRL	3,533	639,000	625,365	—	(13,635)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	3,532	650,000	625,204	—	(24,796)
Expiring 11/03/21	JPMorgan Chase Bank, N.A.	BRL	2,247	423,000	397,816	—	(25,184)
Expiring 11/03/21	The Toronto-Dominion Bank	BRL	3,582	644,000	633,986	—	(10,014)
Expiring 12/02/21	Credit Suisse International	BRL	55,939	9,829,903	9,845,301	15,398	—
Chilean Peso,
Expiring 12/15/21	Barclays Bank PLC	CLP	869,003	1,066,000	1,062,573	—	(3,427)
Expiring 12/15/21	BNP Paribas S.A.	CLP	694,231	839,000	848,870	9,870	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	518,795	635,000	634,356	—	(644)
Expiring 12/15/21	BNP Paribas S.A.	CLP	362,499	434,000	443,245	9,245	—
Expiring 12/15/21	BNP Paribas S.A.	CLP	336,398	416,000	411,331	—	(4,669)
Expiring 12/15/21	Citibank, N.A.	CLP	601,038	755,000	734,918	—	(20,082)
Expiring 12/15/21	Citibank, N.A.	CLP	461,680	576,000	564,519	—	(11,481)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	CLP	340,453	430,000	416,288	—	(13,712)
Expiring 12/15/21	UBS AG	CLP	1,778,088	2,221,000	2,174,156	—	(46,844)
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	3,523	543,000	549,069	6,069	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    71

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	61,958	$9,492,902	$9,655,405	$162,503	$—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	9,681	1,501,000	1,508,629	7,629	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	9,491	1,473,000	1,479,128	6,128	—
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	6,920	1,072,000	1,078,351	6,351	—
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	10,341	1,596,000	1,611,492	15,492	—
Expiring 11/18/21	Standard Chartered Bank	CNH	13,249	2,069,000	2,064,701	—	(4,299)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	3,906,862	1,027,000	1,034,149	7,149	—
Expiring 12/15/21	Goldman Sachs International	COP	2,383,084	628,000	630,804	2,804	—
Czech Koruna, Expiring 01/19/22	BNP Paribas S.A.	CZK	17,932	808,000	805,108	—	(2,892)
Hungarian Forint, Expiring 01/19/22	Goldman Sachs International	HUF	257,598	829,000	824,735	—	(4,265)
Expiring 01/19/22	HSBC Bank PLC	HUF	280,995	904,000	899,642	—	(4,358)
Expiring 01/19/22	HSBC Bank PLC	HUF	271,254	869,000	868,455	—	(545)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	171,967	2,329,165	2,280,927	—	(48,238)
Expiring 12/15/21	Citibank, N.A.	INR	92,261	1,251,000	1,223,731	—	(27,269)
Expiring 12/15/21	HSBC Bank PLC	INR	89,181	1,209,000	1,182,871	—	(26,129)
Expiring 12/15/21	HSBC Bank PLC	INR	84,401	1,144,000	1,119,473	—	(24,527)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	71,302	959,000	945,728	—	(13,272)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	70,812	953,000	939,235	—	(13,765)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	44,730	602,000	593,293	—	(8,707)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	80,046	1,062,000	1,061,712	—	(288)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	79,667	1,055,000	1,056,687	1,687	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	76,543	1,020,000	1,015,251	—	(4,749)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	76507	1,021,000	1,014,771	—	(6,229)

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	57,062	$768,000	$756,862	$—	$(11,138)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	46,650	622,000	618,754	—	(3,246)
Expiring 12/15/21	Standard Chartered Bank	INR	127,776	1,694,000	1,694,788	788	—
Expiring 12/15/21	UBS AG	INR	76,767	1,031,000	1,018,222	—	(12,778)
Indonesian Rupiah,
Expiring 12/15/21	Barclays Bank PLC	IDR	8,876,252	616,000	620,908	4,908	—
Expiring 12/15/21	Goldman Sachs International	IDR	9,067,470	631,000	634,284	3,284	—
Expiring 12/15/21	Goldman Sachs International	IDR	8,567,856	594,000	599,335	5,335	—
Expiring 12/15/21	HSBC Bank PLC	IDR	12,440,577	863,000	870,238	7,238	—
Expiring 12/15/21	HSBC Bank PLC	IDR	8,741,368	606,000	611,473	5,473	—
Expiring 12/15/21	HSBC Bank PLC	IDR	5,956,020	406,000	416,633	10,633	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	8,496,216	591,000	594,324	3,324	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	6,210,864	432,000	434,460	2,460	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	IDR	6,144,796	428,000	429,838	1,838	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	12,305,000	856,000	860,754	4,754	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	11,731,224	816,000	820,618	4,618	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	9,364,673	653,000	655,074	2,074	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	5,895,330	402,000	412,388	10,388	—
Israeli Shekel,
Expiring 12/15/21	Citibank, N.A.	ILS	1,959	612,000	619,153	7,153	—
Japanese Yen,
Expiring 01/19/22	Barclays Bank PLC	JPY	225,235	1,982,110	1,978,259	—	(3,851)
Mexican Peso,
Expiring 12/15/21	BNP Paribas S.A.	MXN	13,127	653,000	632,996	—	(20,004)
Expiring 12/15/21	Citibank, N.A.	MXN	22,387	1,102,000	1,079,526	—	(22,474)
Expiring 12/15/21	Citibank, N.A.	MXN	18,487	877,000	891,474	14,474	—
Expiring 12/15/21	Goldman Sachs International	MXN	82,947	4,099,345	3,999,806	—	(99,539)
Expiring 12/15/21	Goldman Sachs International	MXN	25,800	1,270,000	1,244,087	—	(25,913)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    73

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/15/21	Goldman Sachs International	MXN	20,068	$985,000	$967,684	$—	$(17,316)
Expiring 12/15/21	Goldman Sachs International	MXN	18,883	907,000	910,550	3,550	—
Expiring 12/15/21	Goldman Sachs International	MXN	12,599	612,000	607,546	—	(4,454)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	19,949	960,000	961,976	1,976	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	11,796	585,000	568,835	—	(16,165)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	MXN	82,947	4,097,158	3,999,806	—	(97,352)
New Taiwanese Dollar,
Expiring 12/15/21	Standard Chartered Bank	TWD	30,548	1,105,152	1,100,227	—	(4,925)
Expiring 12/15/21	UBS AG	TWD	32,427	1,179,000	1,167,928	—	(11,072)
Peruvian Nuevo Sol,
Expiring 12/15/21	Goldman Sachs International	PEN	1,730	420,000	432,690	12,690	—
Philippine Peso,
Expiring 12/15/21	HSBC Bank PLC	PHP	63,876	1,251,000	1,261,077	10,077	—
Expiring 12/15/21	HSBC Bank PLC	PHP	62,946	1,234,000	1,242,722	8,722	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	148,746	2,949,852	2,936,632	—	(13,220)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	86,682	1,693,000	1,711,316	18,316	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	64,300	1,262,000	1,269,450	7,450	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	PHP	54,280	1,055,000	1,071,621	16,621	—
Expiring 12/15/21	Standard Chartered Bank	PHP	85,579	1,675,000	1,689,550	14,550	—
Polish Zloty,
Expiring 01/19/22	Citibank, N.A.	PLN	4,071	1,031,000	1,018,363	—	(12,637)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	PLN	3,303	837,000	826,302	—	(10,698)
Russian Ruble,
Expiring 12/15/21	Barclays Bank PLC	RUB	334,597	4,492,798	4,668,214	175,416	—
Expiring 12/15/21	Barclays Bank PLC	RUB	30,039	404,000	419,095	15,095	—
Expiring 12/15/21	Credit Suisse International	RUB	33,671	455,000	469,766	14,766	—

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/15/21	Goldman Sachs International	RUB	27,701	$376,000	$386,476	$10,476	$—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	334,597	4,513,586	4,668,215	154,629	—
Singapore Dollar,
Expiring 12/15/21	Goldman Sachs International	SGD	853	634,000	632,678	—	(1,322)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	849	632,000	629,164	—	(2,836)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	11,431	764,000	743,958	—	(20,042)
Expiring 12/15/21	Barclays Bank PLC	ZAR	9,412	636,000	612,555	—	(23,445)
Expiring 12/15/21	Goldman Sachs International	ZAR	8,893	609,000	578,778	—	(30,222)
Expiring 12/15/21	Goldman Sachs International	ZAR	6,249	423,000	406,700	—	(16,300)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	14,839	977,000	965,752	—	(11,248)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	14,125	953,000	919,284	—	(33,716)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	11,475	765,000	746,852	—	(18,148)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	8,772	576,000	570,939	—	(5,061)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	6,564	435,000	427,218	—	(7,782)
South Korean Won,
Expiring 12/15/21	Goldman Sachs International	KRW	719,938	613,000	612,234	—	(766)
Expiring 12/15/21	HSBC Bank PLC	KRW	1,236,790	1,047,000	1,051,765	4,765	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	KRW	8,031,929	6,858,215	6,830,345	—	(27,870)
Expiring 12/15/21	Standard Chartered Bank	KRW	1,222,525	1,045,000	1,039,634	—	(5,366)
Thai Baht,
Expiring 12/15/21	HSBC Bank PLC	THB	35,602	1,081,000	1,072,567	—	(8,433)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	23,442	712,000	706,231	—	(5,769)
Expiring 12/15/21	Standard Chartered Bank	THB	36,094	1,070,000	1,087,409	17,409	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    75

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/15/21	Standard Chartered Bank	THB	27,035	$827,000	$814,489	$—	$(12,511)
Expiring 12/15/21	UBS AG	THB	32,466	976,000	978,107	2,107	—

				$142,358,185	$141,761,416	849,949	(1,446,718)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/22	Morgan Stanley & Co. International PLC	AUD	4,404	$3,245,836	$3,314,025	$—	$(68,189)
Brazilian Real,
Expiring 11/03/21	Credit Suisse International	BRL	55,939	9,883,220	9,901,501	—	(18,281)
British Pound,
Expiring 01/19/22	Barclays Bank PLC	GBP	32,546	44,247,641	44,551,681	—	(304,040)
Chilean Peso,
Expiring 12/15/21	BNP Paribas S.A.	CLP	1,645,280	2,102,890	2,011,765	91,125	—
Expiring 12/15/21	Citibank, N.A.	CLP	336,523	426,000	411,483	14,517	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	CLP	690,294	846,000	844,056	1,944	—
Expiring 12/15/21	UBS AG	CLP	844,178	1,044,000	1,032,218	11,782	—
Chinese Renminbi,
Expiring 11/18/21	Citibank, N.A.	CNH	6,466	1,012,000	1,007,686	4,314	—
Expiring 11/18/21	Citibank, N.A.	CNH	5,319	817,000	828,942	—	(11,942)
Expiring 11/18/21	Citibank, N.A.	CNH	4,651	716,000	724,798	—	(8,798)
Expiring 11/18/21	Citibank, N.A.	CNH	4,297	662,000	669,558	—	(7,558)
Expiring 11/18/21	Citibank, N.A.	CNH	4,002	614,000	623,621	—	(9,621)
Expiring 11/18/21	HSBC Bank PLC	CNH	6,832	1,055,000	1,064,724	—	(9,724)
Expiring 11/18/21	HSBC Bank PLC	CNH	6,822	1,066,000	1,063,141	2,859	—
Expiring 11/18/21	HSBC Bank PLC	CNH	5,333	817,000	831,098	—	(14,098)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	6,691	1,025,000	1,042,767	—	(17,767)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	5,253	803,000	818,604	—	(15,604)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	4,270	658,000	665,357	—	(7,357)
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	4,037	622,000	629,105	—	(7,105)

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/18/21	JPMorgan Chase Bank, N.A.	CNH	4,034	$622,000	$628,683	$—	$(6,683)
Expiring 11/18/21	Morgan Stanley & Co. International PLC	CNH	8,020	1,226,000	1,249,853	—	(23,853)
Colombian Peso,
Expiring 12/15/21	BNP Paribas S.A.	COP	3,515,544	933,000	930,567	2,433	—
Expiring 12/15/21	BNP Paribas S.A.	COP	2,372,117	615,000	627,901	—	(12,901)
Expiring 12/15/21	Citibank, N.A.	COP	3,960,760	1,028,000	1,048,416	—	(20,416)
Expiring 12/15/21	Goldman Sachs International	COP	3,017,841	797,000	798,824	—	(1,824)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	COP	6,199,197	1,640,802	1,640,932	—	(130)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	3,317,114	858,000	878,042	—	(20,042)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	COP	2,397,916	622,000	634,730	—	(12,730)
Expiring 12/15/21	UBS AG	COP	3,905,510	1,012,000	1,033,791	—	(21,791)
Expiring 12/15/21	UBS AG	COP	3,200,810	848,000	847,257	743	—
Expiring 12/15/21	UBS AG	COP	1,569,333	409,000	415,404	—	(6,404)
Expiring 12/15/21	UBS AG	COP	1,543,680	402,000	408,613	—	(6,613)
Czech Koruna,
Expiring 01/19/22	Barclays Bank PLC	CZK	67,646	3,068,454	3,037,219	31,235	—
Euro,
Expiring 01/19/22	Goldman Sachs International	EUR	80,666	93,395,501	93,447,328	—	(51,827)
Expiring 01/19/22	HSBC Bank PLC	EUR	90,889	105,246,158	105,289,193	—	(43,035)
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	4,216	4,897,863	4,883,425	14,438	—
Expiring 01/19/22	Morgan Stanley & Co. International PLC	EUR	2,757	3,213,238	3,193,971	19,267	—
Expiring 01/19/22	UBS AG	EUR	89,912	104,184,747	104,158,177	26,570	—
Expiring 01/19/22	UBS AG	EUR	54,005	62,574,488	62,562,201	12,287	—
Hungarian Forint,
Expiring 01/19/22	Goldman Sachs International	HUF	1,347,883	4,309,502	4,315,424	—	(5,922)
Expiring 01/19/22	HSBC Bank PLC	HUF	1,347,883	4,311,018	4,315,424	—	(4,406)
Indian Rupee,
Expiring 12/15/21	Citibank, N.A.	INR	59,076	791,000	783,567	7,433	—
Expiring 12/15/21	Credit Suisse International	INR	78,156	1,036,000	1,036,640	—	(640)
Expiring 12/15/21	Credit Suisse International	INR	63,802	843,000	846,260	—	(3,260)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    77

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/15/21	Goldman Sachs International	INR	81,286	$1,087,000	$1,078,156	$8,844	$—
Expiring 12/15/21	HSBC Bank PLC	INR	127,513	1,683,000	1,691,303	—	(8,303)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	97,143	1,278,000	1,288,485	—	(10,485)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	75,834	1,011,000	1,005,845	5,155	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	INR	71,970	962,000	954,594	7,406	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	INR	110,991	1,462,000	1,472,153	—	(10,153)
Expiring 12/15/21	Standard Chartered Bank	INR	80,676	1,061,000	1,070,065	—	(9,065)
Expiring 12/15/21	UBS AG	INR	79,456	1,058,000	1,053,882	4,118	—
Indonesian Rupiah,
Expiring 12/15/21	Morgan Stanley & Co. International PLC	IDR	6,026,909	413,000	421,592	—	(8,592)
Expiring 12/15/21	Standard Chartered Bank	IDR	13,709,934	954,000	959,032	—	(5,032)
Israeli Shekel,
Expiring 12/15/21	Bank of America, N.A.	ILS	2,030	631,000	641,661	—	(10,661)
Expiring 12/15/21	Barclays Bank PLC	ILS	6,846	2,124,000	2,164,350	—	(40,350)
Expiring 12/15/21	Barclays Bank PLC	ILS	3,289	1,024,000	1,039,692	—	(15,692)
Expiring 12/15/21	Citibank, N.A.	ILS	4,639	1,443,001	1,466,624	—	(23,623)
Expiring 12/15/21	Citibank, N.A.	ILS	2,050	636,000	648,129	—	(12,129)
Expiring 12/15/21	Citibank, N.A.	ILS	2,038	630,000	644,169	—	(14,169)
Expiring 12/15/21	Goldman Sachs International	ILS	2,006	623,000	634,195	—	(11,195)
Expiring 12/15/21	Goldman Sachs International	ILS	1,969	615,819	622,503	—	(6,684)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ILS	2,736	845,000	865,084	—	(20,084)
Mexican Peso,
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	19,553	959,000	942,852	16,148	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	19,302	953,000	930,777	22,223	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	MXN	19,111	948,000	921,550	26,450	—
New Taiwanese Dollar,
Expiring 12/15/21	Credit Suisse International	TWD	29,273	1,057,000	1,054,307	2,693	—

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/15/21	Credit Suisse International	TWD	20,567	$747,000	$740,752	$6,248	$—
Expiring 12/15/21	Goldman Sachs International	TWD	29,524	1,062,000	1,063,349	—	(1,349)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	57,182	2,058,000	2,059,502	—	(1,502)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	TWD	29,904	1,078,000	1,077,040	960	—
Peruvian Nuevo Sol,
Expiring 12/15/21	Standard Chartered Bank	PEN	2,457	621,000	614,690	6,310	—
Philippine Peso,
Expiring 12/15/21	Citibank, N.A.	PHP	73,057	1,433,000	1,442,336	—	(9,336)
Expiring 12/15/21	Citibank, N.A.	PHP	32,085	638,000	633,440	4,560	—
Expiring 12/15/21	Goldman Sachs International	PHP	52,642	1,042,000	1,039,285	2,715	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	63,073	1,246,000	1,245,213	787	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	PHP	31,140	619,000	614,784	4,216	—
Russian Ruble,
Expiring 12/15/21	Bank of America, N.A.	RUB	43,678	593,000	609,385	—	(16,385)
Expiring 12/15/21	Bank of America, N.A.	RUB	31,519	433,000	439,739	—	(6,739)
Expiring 12/15/21	Citibank, N.A.	RUB	74,697	1,012,000	1,042,149	—	(30,149)
Expiring 12/15/21	Citibank, N.A.	RUB	47,615	645,000	664,312	—	(19,312)
Expiring 12/15/21	Credit Suisse International	RUB	80,499	1,091,000	1,123,109	—	(32,109)
Expiring 12/15/21	Credit Suisse International	RUB	61,396	844,000	856,582	—	(12,582)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	62,413	844,000	870,777	—	(26,777)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	58,998	830,000	823,131	6,869	—
Expiring 12/15/21	Morgan Stanley & Co. International PLC	RUB	29,350	394,000	409,485	—	(15,485)
Expiring 12/15/21	Standard Chartered Bank	RUB	61,490	837,000	857,891	—	(20,891)
Expiring 12/15/21	Standard Chartered Bank	RUB	30,330	411,000	423,154	—	(12,154)
Singapore Dollar,
Expiring 12/15/21	BNP Paribas S.A.	SGD	1,372	1,013,000	1,017,191	—	(4,191)
Expiring 12/15/21	Citibank, N.A.	SGD	886	656,000	657,154	—	(1,154)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    79

Schedule of Investments  (continued)

as of October 31, 2021

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/15/21	Goldman Sachs International	SGD	17,499	$13,018,161	$12,974,075	$44,086	$—
Expiring 12/15/21	Goldman Sachs International	SGD	1,480	1,101,000	1,096,990	4,010	—
Expiring 12/15/21	Goldman Sachs International	SGD	883	653,000	654,492	—	(1,492)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	1,732	1,285,000	1,284,321	679	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	1,316	967,000	975,803	—	(8,803)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	1,312	968,000	972,498	—	(4,498)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	SGD	924	683,000	685,374	—	(2,374)
Expiring 12/15/21	UBS AG	SGD	1,499	1,114,000	1,111,270	2,730	—
Expiring 12/15/21	UBS AG	SGD	1,452	1,070,000	1,076,214	—	(6,214)
South African Rand,
Expiring 12/15/21	Barclays Bank PLC	ZAR	77,228	5,288,935	5,026,261	262,674	—
Expiring 12/15/21	Citibank, N.A.	ZAR	46,944	3,247,106	3,055,287	191,819	—
Expiring 12/15/21	HSBC Bank PLC	ZAR	84,553	5,860,888	5,502,941	357,947	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	14,780	967,000	961,897	5,103	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	ZAR	14,665	965,000	954,425	10,575	—
Thai Baht,
Expiring 12/15/21	Citibank, N.A.	THB	26,316	801,000	792,821	8,179	—
Expiring 12/15/21	Credit Suisse International	THB	7,172	214,512	216,057	—	(1,545)
Expiring 12/15/21	HSBC Bank PLC	THB	231,236	7,117,377	6,966,436	150,941	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	34,527	1,032,000	1,040,195	—	(8,195)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	27,681	813,000	833,931	—	(20,931)
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	27,546	837,000	829,865	7,135	—
Expiring 12/15/21	JPMorgan Chase Bank, N.A.	THB	27,214	815,000	819,888	—	(4,888)
Expiring 12/15/21	Morgan Stanley & Co. International PLC	THB	25,723	769,488	774,960	—	(5,472)
Expiring 12/15/21	Standard Chartered Bank	THB	61,507	1,881,000	1,853,009	27,991	—

See Notes to Financial Statements.

80

Forward foreign currency exchange contracts outstanding at October 31, 2021 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/15/21	Standard Chartered Bank	THB	50,291	$1,501,000	$1,515,112	$—	$(14,112)
Expiring 12/15/21	Standard Chartered Bank	THB	47,518	1,468,000	1,431,578	36,422	—
Expiring 12/15/21	Standard Chartered Bank	THB	38,211	1,182,000	1,151,164	30,836	—

				$569,770,645	$569,500,286	1,507,776	(1,237,417)

						$2,357,725	$(2,684,135)

Credit default swap agreements outstanding at October 31, 2021:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA††	11/14/21	0.250%(M)	33,930	*	$8,247	$(1,649)	$9,896	Goldman Sachs International

††	The value of the contract, GS_21-PJA, is derived from a pool of senior prime jumbo mortgages.

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of France	12/20/26	0.250%(Q)	3,995	$(7,949)	$(8,085)	$136	Deutsche Bank AG
United Mexican States	06/20/23	1.000%(Q)	450	(5,158)	944	(6,102)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	440	(5,043)	2,289	(7,332)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,720)	867	(2,587)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,720)	802	(2,522)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	150	(1,719)	293	(2,012)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	75	(860)	157	(1,017)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	285	(4,056)	1,508	(5,564)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	220	(3,131)	972	(4,103)	Citibank, N.A.

				$(31,356)	$(253)	$(31,103)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    81

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
AT&T, Inc.	06/20/22	1.000%(Q)	3,210	0.256%	$19,249	$15,853	$3,396	Goldman Sachs International
Bank of America Corp.	06/20/22	1.000%(Q)	5,350	0.207%	33,784	26,767	7,017	Goldman Sachs International
Bank of Nova Scotia	06/20/22	1.000%(Q)	10,000	0.408%	50,034	41,638	8,396	Credit Suisse International
Boeing Co.	12/20/21	1.000%(Q)	6,900	0.331%	14,713	5,038	9,675	Bank of America, N.A.
Boeing Co.	12/20/21	1.000%(Q)	3,650	0.331%	7,783	2,238	5,545	Goldman Sachs International
Boeing Co.	06/20/24	1.000%(Q)	1,760	0.674%	17,166	6,417	10,749	Goldman Sachs International
Catalonia, Autonomous Community of	12/20/25	1.000%(Q)	3,000	*	26,671	(23,692)	50,363	Deutsche Bank AG
Citigroup, Inc.	06/20/22	1.000%(Q)	3,490	0.244%	21,203	17,238	3,965	Goldman Sachs International
Credit Suisse Group AG	06/20/22	1.000%(Q)EUR	2,000	0.220%	14,431	11,926	2,505	Barclays Bank PLC
Delta Air Lines, Inc.	06/20/22	5.000%(Q)	810	0.719%	27,185	20,654	6,531	Credit Suisse International
Devon Energy Corp.	12/20/21	1.000%(Q)	2,450	0.333%	5,218	2,532	2,686	Goldman Sachs International
Devon Energy Corp.	12/20/21	1.000%(Q)	2,410	0.333%	5,132	2,207	2,925	Barclays Bank PLC
Devon Energy Corp.	12/20/21	1.000%(Q)	1,160	0.333%	2,470	1,062	1,408	Morgan Stanley &Co. International PLC
Electricite de France SA	12/20/22	1.000%(Q)EUR	3,200	0.148%	40,923	33,465	7,458	Goldman Sachs International
EQT Corp.	06/20/22	5.000%(Q)	1,350	1.068%	42,176	31,019	11,157	Credit Suisse International
General Electric Co.	06/20/22	1.000%(Q)	4,330	0.164%	28,544	19,416	9,128	Morgan Stanley &Co. International PLC
General Motors Co.	06/20/26	5.000%(Q)	3,580	0.906%	681,216	647,315	33,901	Goldman Sachs International

See Notes to Financial Statements.

82

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Goldman Sachs Group, Inc.	12/20/21	1.000%(Q)	3,960	0.243%	$8,948	$4,364	$4,584	Barclays Bank PLC
Halliburton Company	12/20/26	1.000%(Q)	1,600	0.713%	24,772	15,759	9,013	Goldman Sachs International
Hess Corp.	12/20/21	1.000%(Q)	12,500	0.292%	27,358	8,502	18,856	Goldman Sachs International
Host Hotels & Resorts LP	06/20/24	1.000%(Q)	600	0.588%	7,209	6,132	1,077	Goldman Sachs International
JPMorgan Chase & Co.	12/20/21	1.000%(Q)	2,640	0.206%	6,105	3,091	3,014	Barclays Bank PLC
Kingdom of Saudi Arabia	06/20/22	1.000%(Q)	5,000	0.087%	35,471	15,806	19,665	HSBC Bank PLC
Naturgy Energy Group SA	06/20/22	1.000%(Q)EUR	14,270	0.192%	106,021	80,936	25,085	Goldman Sachs International
Ovintiv, Inc.	12/20/21	1.000%(Q)	1,360	0.367%	2,830	1,246	1,584	Barclays Bank PLC
Petroleos Mexicanos	06/20/23	1.000%(Q)	375	1.708%	(3,904)	(6,937)	3,033	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	365	1.708%	(3,800)	(7,950)	4,150	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	1.708%	(1,301)	(2,788)	1,487	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	1.708%	(1,301)	(2,739)	1,438	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	1.708%	(1,301)	(2,296)	995	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	65	1.708%	(676)	(1,202)	526	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	285	2.372%	(11,545)	(17,067)	5,522	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	220	2.372%	(8,911)	(13,021)	4,110	Citibank, N.A.
Pioneer Natural Resources Co.	06/20/22	1.000%(Q)	4,280	0.156%	28,447	21,690	6,757	Goldman Sachs International
Republic of Chile	12/20/21	1.000%(Q)	2,000	0.236%	4,539	2,256	2,283	Citibank, N.A.
Republic of France	12/20/26	0.250%(Q)	3,995	0.217%	7,950	31,999	(24,049)	Deutsche Bank AG
Republic of Italy	09/20/22	1.000%(Q)	3,375	0.168%	29,314	27,888	1,426	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    83

Schedule of Investments  (continued)

as of October 31, 2021

Credit default swap agreements outstanding at October 31, 2021 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Italy	09/20/23	1.000	%(Q)	3,375	0.324%	$47,421	$55,850	$(8,429)	Bank of America, N.A.
Republic of Peru	12/20/21	1.000	%(Q)	2,000	0.180%	4,703	2,101	2,602	Citibank, N.A.
Simon Property Group LP	06/20/26	1.000	%(Q)	3,240	0.578%	65,976	34,893	31,083	Goldman Sachs International
State of Illinois	06/20/24	1.000	%(Q)	1,730	0.639%	18,269	(11,585)	29,854	Citibank, N.A.
Teva Pharmaceutical Industries Ltd.	12/20/21	1.000	%(Q)	300	1.111%	302	102	200	Barclays Bank PLC
T-Mobile USA, Inc.	12/20/21	5.000	%(Q)	1,140	0.488%	14,074	7,312	6,762	Barclays Bank PLC
Verizon Communications, Inc.	06/20/26	1.000	%(Q)	4,820	0.488%	118,205	93,749	24,456	Goldman Sachs International

						$1,563,073	$1,209,184	$353,889

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.37.V1	12/20/26	1.000	%(Q)	33,740	$(828,285)	$(843,471)	$(15,186)

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2021(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.Tokyo 30% - 100%^	06/20/22	0.000%		10,000		*	$(2,006)	$(4,839)	$2,833	Citibank, N.A. Morgan Stanley &Co.
CMBX.NA.6.AA	05/11/63	1.500	%(M)	1,000	*	*	(26,761)	(8,700)	(18,061)	International PLC

							$(28,767)	$(13,539)	$(15,228)

See Notes to Financial Statements.

84

Credit default swap agreements outstanding at October 31, 2021 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    85

Schedule of Investments  (continued)

as of October 31, 2021

Inflation swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Inflation Swap Agreements:
3,760	01/12/26	2.185%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$—	$(283,667)	$(283,667)
1,780	01/13/31	2.229%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(160,695)	(160,695)
5,350	01/13/31	2.230%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(482,410)	(482,410)
6,515	04/07/31	2.469%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(398,660)	(398,660)
1,980	04/09/31	2.435%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(128,233)	(128,233)
3,980	04/09/31	2.448%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(252,297)	(252,297)
4,020	04/13/31	2.445%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(255,127)	(255,127)
2,440	04/13/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(153,512)	(153,512)
2,480	04/14/31	2.450%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(155,677)	(155,677)
2,045	04/15/31	2.460%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(125,982)	(125,982)
3,955	04/15/31	2.465%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	—	(241,473)	(241,473)

				$—	$(2,637,733)	$(2,637,733)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

86

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	31,882	01/02/25	5.902%(T)	1Day BROIS(2)(T)	$—	$(735,345)	$(735,345)
BRL	50,112	01/02/25	6.343%(T)	1Day BROIS(2)(T)	—	(1,251,378)	(1,251,378)
BRL	53,589	01/02/25	6.343%(T)	1Day BROIS(2)(T)	—	(1,340,924)	(1,340,924)
BRL	8,202	01/02/25	6.640%(T)	1Day BROIS(2)(T)	—	(137,336)	(137,336)
BRL	9,248	01/02/25	6.670%(T)	1Day BROIS(2)(T)	—	(152,283)	(152,283)
BRL	16,250	01/04/27	6.845%(T)	1Day BROIS(2)(T)	—	(594,794)	(594,794)
BRL	17,290	01/04/27	6.890%(T)	1Day BROIS(2)(T)	—	(626,726)	(626,726)
BRL	30,291	01/04/27	6.890%(T)	1Day BROIS(2)(T)	—	(1,099,546)	(1,099,546)
BRL	62,618	01/04/27	6.890%(T)	1Day BROIS(2)(T)	—	(2,274,632)	(2,274,632)
BRL	7,515	01/04/27	6.912%(T)	1Day BROIS(2)(T)	—	(226,198)	(226,198)
CLP	16,810,000	01/25/26	1.634%(S)	1Day CLOIS(2)(S)	—	(2,919,966)	(2,919,966)
CLP	500,000	01/21/28	2.065%(S)	1Day CLOIS(2)(S)	—	(110,610)	(110,610)
COP	6,079,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	(55,993)	(55,993)
COP	10,560,315	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	(93,306)	(93,306)
COP	7,380,000	01/20/26	3.085%(Q)	1 Day COOIS(2)(Q)	—	(215,692)	(215,692)
COP	6,000,000	01/29/26	3.065%(Q)	1 Day COOIS(2)(Q)	—	(178,087)	(178,087)
COP	35,497,000	02/03/26	3.080%(Q)	1 Day COOIS(2)(Q)	—	(1,022,643)	(1,022,643)
COP	4,295,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	(93,368)	(93,368)
COP	3,005,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	(64,816)	(64,816)
COP	6,526,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	(142,488)	(142,488)
GBP	2,340	05/08/23	0.950%(A)	1Day SONIA(1)(A)	(53,314)	(14,631)	38,683
GBP	725	05/08/24	0.950%(A)	1Day SONIA(1)(A)	(22,982)	(1,215)	21,767

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    87

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	9,558	05/08/26	1.000%(A)	1Day SONIA(1)(A)	$(448,713)	$(20,622)	$428,091
GBP	1,221	10/22/28	0.680%(A)	1Day SONIA(1)(A)	—	35,833	35,833
GBP	2,020	05/08/29	1.100%(A)	1Day SONIA(1)(A)	(157,601)	(34,713)	122,888
GBP	525	05/08/31	1.150%(A)	1Day SONIA(1)(A)	(22,856)	(15,035)	7,821
GBP	500	05/08/34	1.200%(A)	1Day SONIA(1)(A)	(27,897)	(23,065)	4,832
HUF	153,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	(71,812)	(71,812)
HUF	2,400,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	(1,121,142)	(1,121,142)
HUF	1,290,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	(151,193)	(538,450)	(387,257)
MXN	121,595	03/19/26	6.050%(M)	28 Day Mexican Interbank Rate(2)(M)	(251)	(325,620)	(325,369)
MXN	98,500	01/12/28	5.020%(M)	28 Day Mexican Interbank Rate(2)(M)	(68)	(619,777)	(619,709)
MXN	13,960	01/03/31	5.550%(M)	28 Day Mexican Interbank Rate(2)(M)	(58)	(95,560)	(95,502)
MXN	39,610	01/13/31	5.460%(M)	28 Day Mexican Interbank Rate(2)(M)	(51)	(283,172)	(283,121)
MXN	141,500	01/15/31	5.450%(M)	28 Day Mexican Interbank Rate(2)(M)	(181)	(1,017,071)	(1,016,890)
MXN	37,440	01/03/33	5.715%(M)	28 Day Mexican Interbank Rate(2)(M)	(62)	(279,513)	(279,451)
MXN	10,470	12/28/35	6.000%(M)	28 Day Mexican Interbank Rate(2)(M)	(65)	(84,315)	(84,250)
NZD	3,300	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	(204,758)	(204,758)
NZD	2,330	01/19/31	1.090%(S)	3 Month BBR(2)(Q)	—	(219,171)	(219,171)
NZD	9,420	01/19/31	1.096%(S)	3 Month BBR(2)(Q)	4,043	(882,620)	(886,663)

See Notes to Financial Statements.

88

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
NZD	3,500	01/26/31	1.098%(S)	3 Month BBR(2)(Q)	$—	$(328,623)	$(328,623)
NZD	7,455	03/22/31	1.920%(S)	3 Month BBR(2)(Q)	—	(352,195)	(352,195)
PLN	8,390	01/19/31	1.200%(A)	6 Month WIBOR(2)(S)	3,129	(246,684)	(249,813)
PLN	33,970	01/21/31	1.170%(A)	6 Month WIBOR(2)(S)	(29,079)	(1,022,242)	(993,163)
PLN	17,650	03/16/31	1.760%(A)	6 Month WIBOR(2)(S)	12,775	(309,241)	(322,016)
PLN	11,360	08/02/31	1.650%(A)	6 Month WIBOR(2)(S)	(12,797)	(260,119)	(247,322)
	24,050	08/15/28	1.220%(A)	1Day SOFR(1)(A)	—	(72,083)	(72,083)
ZAR	43,200	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(1,673)	1,691	3,364
ZAR	59,300	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(15,611)	(1,890)	13,721
ZAR	31,900	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	762	14,345	13,583
ZAR	37,200	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(291)	46,854	47,145
ZAR	24,600	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(200)	37,152	37,352
ZAR	96,600	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	365,503	365,503
ZAR	10,200	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(182)	67,129	67,311
ZAR	19,600	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(72)	83,215	83,287
ZAR	45,800	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(795)	326,868	327,663
ZAR	5,800	06/12/30	7.250%(Q)	3 Month JIBAR(2)(Q)	(500)	(8,276)	(7,776)
ZAR	107,000	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(2,628)	(271,997)	(269,369)
ZAR	40,100	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	5,184	(90,923)	(96,107)
ZAR	97,200	01/15/31	6.765%(Q)	3 Month JIBAR(2)(Q)	(165,727)	(417,514)	(251,787)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    89

Schedule of Investments  (continued)

as of October 31, 2021

Interest rate swap agreements outstanding at October 31, 2021 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	133,700	03/18/31	7.660%(Q)	3 Month JIBAR(2)(Q)	$179,016	$(40,476)	$(219,492)
ZAR	78,200	10/28/31	7.780%(Q)	3 Month JIBAR(2)(Q)	(14,342)	1,726	16,068

					$(924,280)	$(21,630,340)	$(20,706,060)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$1,306,293	$(112,550)	$399,232	$(81,778)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$17,313,897

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

90

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Automobiles	$—	$38,188,207	$—
Collateralized Loan Obligations	—	628,206,931	6,936,000
Consumer Loans	—	24,289,693	—
Credit Cards	—	9,049,680	—
Home Equity Loans	—	2,445,061	—
Other.	—	10,040,298	—
Residential Mortgage-Backed Securities	—	13,441,003	—
Student Loans	—	18,613,376	—
Bank Loans	—	45,094,551	—
Commercial Mortgage-Backed Securities	—	309,669,850	8,500,000
Corporate Bonds	—	955,313,372	3,000,000
Municipal Bonds	—	5,225,704	—
Residential Mortgage-Backed Securities	—	268,932,097	16,984,779
Sovereign Bonds	—	118,275,916	—
U.S. Government Agency Obligations.	—	3,513,963	—
U.S. Treasury Obligations	—	572,847,315	—
Preferred Stock	146,550	—	—
Warrants	—	—	1,729
Short-Term Investments
Affiliated Mutual Funds	209,981,649	—	—
Options Purchased	—	1,178,901	—

Total	$210,128,199	$3,024,325,918	$35,422,508

Liabilities
Options Written	$—	$(1,366,831)	$(107,268)

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$10,465	$—
Futures Contracts	11,075,201	—	—
OTC Forward Foreign Currency Exchange Contracts	—	2,357,725	—
OTC Credit Default Swap Agreements	—	1,595,812	8,247
Centrally Cleared Interest Rate Swap Agreements	—	1,634,912	—

Total	$11,075,201	$5,598,914	$8,247

Liabilities
Futures Contracts	$(3,716,576)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(2,684,135)	—
Centrally Cleared Credit Default Swap Agreement	—	(15,186)	—
OTC Credit Default Swap Agreements	—	(90,856)	(2,006)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    91

Schedule of Investments  (continued)

as of October 31, 2021

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Inflation Swap Agreements	$—	$(2,637,733)	$—
Centrally Cleared Interest Rate Swap Agreements	—	(22,340,972)	—

Total	$(3,716,576)	$(27,768,882)	$(2,006)

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities Automobiles	Asset-Backed Securities Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds
Balance as of 10/31/20	$936,075	$18,061,101	$—	$102,568
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	—	(27,300)	—	(165)
Purchases/Exchanges/Issuances	—	6,963,300	8,500,000	3,000,000
Sales/Paydowns.	—	—	—	(102,660)
Accrued discount/premium	—	—	—	257
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	(936,075)	(18,061,101)	—	—

Balance as of 10/31/21	$—	$6,936,000	$8,500,000	$3,000,000

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(27,300)	$—	$—

	Residential Mortgage-Backed Securities	Warrants	Options written	OTC Credit Default Swap Agreements
Balance as of 10/31/20	$28,032,266	$—	$—	$242
Realized gain (loss)	—	—	—	74,925
Change in unrealized appreciation
(depreciation)	67,728	1,729	(9,067)	6,241
Purchases/Exchanges/Issuances	18,900,000	—	—	—
Sales/Paydowns	(30,015,215)	—	(98,201)	(75,167)
Accrued discount/premium	—	—	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	—	—	—	—

Balance as of 10/31/21	$16,984,779	$1,729	$(107,268)	$6,241

See Notes to Financial Statements.

92

	Residential Mortgage-Backed Securities	Warrants	Options written	OTC Credit Default Swap Agreements
Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$1,729	$(9,067)	$6,241

*

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels due to a change in observable and/or unobservable inputs.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of October 31, 2021	Valuation Approach	Methodology	Unobservable Inputs
Corporate Bonds	$3,000,000	Market	Comparable Bond Spread	Adjusted Credit Spread

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of October 31, 2021, the aggregate value of these securities and/or derivatives was $32,321,481. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Collateralized Loan Obligations	19.6%
U.S. Treasury Obligations	17.7
Commercial Mortgage-Backed Securities	9.8
Residential Mortgage-Backed Securities	9.2
Banks	6.7
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	6.5
Sovereign Bonds	3.6
Oil & Gas	2.4
Telecommunications	2.3
Pharmaceuticals	1.6
Foods	1.3
Electric	1.2
Automobiles	1.2
Media	1.2
Healthcare-Services	1.1
Auto Manufacturers	1.1
Aerospace & Defense	0.9

Home Builders	0.9%
Retail	0.9
Chemicals	0.9
Real Estate Investment Trusts (REITs)	0.8
Diversified Financial Services	0.8
Pipelines	0.8
Consumer Loans	0.7
Entertainment	0.7
Commercial Services	0.6
Student Loans	0.6
Multi-National	0.5
Packaging & Containers	0.4
Auto Parts & Equipment	0.4
Other	0.3
Credit Cards	0.3
Semiconductors	0.3
Apparel	0.3
Lodging	0.2
Engineering & Construction	0.2

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    93

Schedule of Investments  (continued)

as of October 31, 2020

Industry Classification (continued):

Iron/Steel	0.2%
Computers	0.2
Mining	0.2
Airlines	0.2
Electrical Components & Equipment	0.2
Municipal Bonds	0.2
Gas	0.2
Internet	0.2
Office/Business Equipment	0.1
Real Estate	0.1
Biotechnology	0.1
U.S. Government Agency Obligations	0.1
Building Materials	0.1
Insurance	0.1
Healthcare-Products	0.1
Forest Products & Paper	0.1
Home Equity Loans	0.1
Software	0.1
Transportation	0.1

Toys/Games/Hobbies	0.1%
Options Purchased	0.0	*
Holding Companies-Diversified	0.0	*
Machinery-Construction & Mining	0.0	*
Environmental Control	0.0	*
Beverages	0.0	*
Capital Markets	0.0	*
Home Furnishings	0.0	*
Housewares	0.0	*

	100.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(0.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$15,186	*

Credit contracts	Premiums paid for OTC swap agreements	1,306,293	Premiums received for OTC swap agreements	112,550

Credit contracts	Unaffiliated investments	393,934	Options written outstanding, at value	985,155

Credit contracts	Unrealized appreciation on OTC swap agreements	399,232	Unrealized depreciation on OTC swap agreements	81,778

Foreign exchange contracts	Unaffiliated investments	784,967	Options written outstanding, at value	488,944

See Notes to Financial Statements.

94

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$2,357,725		Unrealized depreciation on OTC forward foreign currency exchange contracts	$2,684,135

Interest rate contracts	Due from/to broker-variation margin futures	11,075,201	*	Due from/to broker-variation margin futures	3,716,576	*

Interest rate contracts	Due from/to broker-variation margin swaps	1,634,912	*	Due from/to broker-variation margin swaps	24,978,705	*

		$17,952,264			$33,063,029

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(429,748)	$476,302	$—	$—	$4,664,669
Foreign exchange contracts	(76,075)	967,679	—	14,540,913	—
Interest rate contracts	654,892	—	(3,480,344)	—	1,831,881

Total	$149,069	$1,443,981	$(3,480,344)	$14,540,913	$6,496,550

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward &Cross Currency Exchange Contracts	Swaps
Credit contracts	$44,619	$(104,365)	$—	$—	$(2,294,228)
Foreign exchange contracts	56,686	93	—	(1,786,679)	—
Interest rate contracts	(695,742)	—	8,272,574	—	(25,770,762)

Total	$(594,437)	$(104,272)	$8,272,574	$(1,786,679)	$(28,064,990)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    95

Schedule of Investments  (continued)

as of October 31, 2020

For the year ended October 31, 2021, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$307,682	$204,257,516	$416,959,250	$652,989,664	$157,142,209

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$416,866,704	$1,539,851	$257,318,501	$99,265,988

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$125,998,763	$645,400	$90,222	$25,161,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2021.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$29,627,666	$(29,627,666)	$—

See Notes to Financial Statements.

96

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$99,877	$(42,214)	$57,663	$—	$57,663
Barclays Bank PLC	584,929	(1,083,261)	(498,332)	450,779	(47,553)
BNP Paribas S.A.	180,001	(94,108)	85,893	(85,893)	—
Citibank, N.A.	329,540	(412,051)	(82,511)	—	(82,511)
Credit Suisse International	158,500	(533,835)	(375,335)	281,614	(93,721)
Deutsche Bank AG	170,309	(131,885)	38,424	—	38,424
Goldman Sachs International	1,837,020	(582,904)	1,254,116	(242,000)	1,012,116
HSBC Bank PLC	616,393	(143,558)	472,835	—	472,835
JPMorgan Chase Bank, N.A.	395,722	(506,459)	(110,737)	—	(110,737)
Morgan Stanley & Co. International PLC	675,217	(612,202)	63,015	—	63,015
Standard Chartered Bank	134,306	(88,355)	45,951	—	45,951
The Toronto-Dominion Bank	—	(10,014)	(10,014)	—	(10,014)
UBS AG	60,337	(111,716)	(51,379)	51,379	—

	$5,242,151	$(4,352,562)	$889,589	$455,879	$1,345,468

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    97

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $29,627,666:
Unaffiliated investments (cost $3,038,356,228)	$3,059,894,976
Affiliated investments (cost $209,722,334)	209,981,649
Cash	1,862,835
Foreign currency, at value (cost $1,681,670)	1,688,926
Dividends and interest receivable	15,647,729
Receivable for Fund shares sold	15,589,024
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,357,725
Due from broker—variation margin futures	2,230,946
Premiums paid for OTC swap agreements	1,306,293
Receivable for investments sold	639,440
Due from broker—variation margin swaps	598,477
Unrealized appreciation on OTC swap agreements	399,232
Unrealized appreciation on unfunded loan commitment	10,465
Prepaid expenses	17,921

Total Assets	3,312,225,638

Liabilities

Payable to broker for collateral for securities on loan	30,251,038
Payable for investments purchased	21,950,759
Payable for Fund shares purchased	10,581,379
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,684,135
Options written outstanding, at value (premiums received $1,369,827)	1,474,099
Accrued expenses and other liabilities	1,347,862
Management fee payable	633,759
Premiums received for OTC swap agreements	112,550
Distribution fee payable	86,065
Unrealized depreciation on OTC swap agreements	81,778
Dividends payable	5,780
Affiliated transfer agent fee payable	5,684
Directors’ fees payable	5,264

Total Liabilities	69,220,152

Net Assets	$3,243,005,486

Net assets were comprised of:
Common stock, at par	$342,405
Paid-in capital in excess of par	3,294,422,510
Total distributable earnings (loss)	(51,759,429)

Net assets, October 31, 2021	$3,243,005,486

See Notes to Financial Statements.

98

Class A

Net asset value and redemption price per share, ($268,235,200 ÷ 28,378,675 shares of common stock issued and outstanding)	$9.45
Maximum sales charge (2.25% of offering price)	0.22

Maximum offering price to public	$9.67

Class C

Net asset value, offering price and redemption price per share, ($34,005,734 ÷ 3,595,703 shares of common stock issued and outstanding)	$9.46

Class Z

Net asset value, offering price and redemption price per share, ($1,633,850,266 ÷ 172,231,611 shares of common stock issued and outstanding)	$9.49

Class R6

Net asset value, offering price and redemption price per share, ($1,306,914,286 ÷ 138,199,224 shares of common stock issued and outstanding)	$9.46

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    99

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Interest income	$66,080,729
Affiliated dividend income	635,671
Income from securities lending, net (including affiliated income of $17,489)	31,386
Unaffiliated dividend income	6,686

Total income	66,754,472

Expenses
Management fee	8,890,347
Distribution fee(a)	983,600
Transfer agent’s fees and expenses (including affiliated expense of $65,820)(a)	1,812,172
Registration fees(a)	254,255
Custodian and accounting fees	246,096
Shareholders’ reports	160,149
SEC registration fees	76,725
Audit fee	65,754
Directors’ fees	40,534
Legal fees and expenses	33,353
Miscellaneous	46,428

Total expenses	12,609,413
Less: Fee waiver and/or expense reimbursement(a)	(1,468,084)

Net expenses	11,141,329

Net investment income (loss)	55,613,143

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,517)	13,371,945
Futures transactions	(3,480,344)
Forward currency contract transactions	14,540,913
Options written transactions	1,443,981
Swap agreement transactions	6,496,550
Foreign currency transactions	2,213,539

34,586,584

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(86,278))	(22,773,430)
Futures	8,272,574
Forward and cross currency contracts	(1,786,679)
Options written	(104,272)
Swap agreements	(28,064,990)
Foreign currencies	(257,928)
Unfunded loan commitments	10,465

(44,704,260)

Net gain (loss) on investment and foreign currency transactions	(10,117,676)

Net Increase (Decrease) In Net Assets Resulting From Operations	$45,495,467

See Notes to Financial Statements.

100

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	632,921	350,679	—	—
Transfer agent’s fees and expenses	166,417	26,969	1,609,905	8,881
Registration fees	42,781	24,371	115,267	71,836
Fee waiver and/or expense reimbursement	(59,913)	(8,299)	(1,069,671)	(330,201)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    101

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$55,613,143	$50,625,491
Net realized gain (loss) on investment and foreign currency transactions	34,586,584	(62,613,467)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(44,704,260)	53,063,245

Net increase (decrease) in net assets resulting from operations	45,495,467	41,075,269

Dividends and Distributions
Distributions from distributable earnings
Class A	(5,904,059)	(6,758,775)
Class C	(538,891)	(1,026,567)
Class Z	(37,229,422)	(40,083,617)
Class R6	(27,936,007)	(35,379,772)

	(71,608,379)	(83,248,731)

Tax return of capital distributions
Class A	—	(275,004)
Class C	—	(41,770)
Class Z	—	(1,630,942)
Class R6	—	(1,439,550)

	—	(3,387,266)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,807,053,101	1,530,589,331
Net asset value of shares issued in reinvestment of dividends and distributions	71,002,016	85,905,011
Cost of shares purchased	(902,698,717)	(914,598,556)

Net increase (decrease) in net assets from Fund share transactions	975,356,400	701,895,786

Total increase (decrease)	949,243,488	656,335,058

Net Assets:

Beginning of year	2,293,761,998	1,637,426,940

End of year	$3,243,005,486	$2,293,761,998

See Notes to Financial Statements.

102

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.51	$9.72	$9.50	$9.72	$9.68
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.22	0.28	0.22	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	(0.01)	0.28	(0.18)	0.07
Total from investment operations	0.16	0.21	0.56	0.04	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.28)	(0.34)	(0.26)	(0.23)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.12)	-	-	-
Total dividends and distributions	(0.22)	(0.42)	(0.34)	(0.26)	(0.23)
Net asset value, end of year	$9.45	$9.51	$9.72	$9.50	$9.72
Total Return(b):	1.73%	2.22%	6.01%	0.38%	2.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$268,235	$207,475	$125,539	$68,089	$25,392
Average net assets (000)	$253,168	$171,581	$89,724	$51,957	$15,175
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.67%	0.77%	0.82%	0.85%
Expenses before waivers and/or expense reimbursement	0.67%	0.71%	0.82%	0.91%	1.16%
Net investment income (loss)	1.76%	2.32%	2.86%	2.34%	2.08%
Portfolio turnover rate(e)	49%	40%	67%	70%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    103

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52	$9.73	$9.50	$9.72	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.20	0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (b)	(0.01)	0.29	(0.19)	0.06
Total from investment operations	0.09	0.13	0.49	(0.04)	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.26)	(0.18)	(0.16)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.12)	-	-	-
Total dividends and distributions	(0.15)	(0.34)	(0.26)	(0.18)	(0.16)
Net asset value, end of year	$9.46	$9.52	$9.73	$9.50	$9.72
Total Return(c):	0.91%	1.34%	5.24%	(0.40)%	1.98%

Ratios/Supplemental Data:
Net assets, end of year (000)	$34,006	$33,364	$27,197	$17,597	$10,471
Average net assets (000)	$35,068	$31,505	$22,711	$14,381	$9,001
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.47%	1.55%	1.60%	1.60%	1.60%
Expenses before waivers and/or expense reimbursement	1.49%	1.59%	1.68%	1.86%	1.99%
Net investment income (loss)	0.96%	1.47%	2.05%	1.54%	1.36%
Portfolio turnover rate(f)	49%	40%	67%	70%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

104

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.55	$9.76	$9.53	$9.75	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.30	0.26	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (b)	(0.01)	0.30	(0.19)	0.10
Total from investment operations	0.19	0.24	0.60	0.07	0.32
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.31)	(0.37)	(0.29)	(0.26)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.12)	-	-	-
Total dividends and distributions	(0.25)	(0.45)	(0.37)	(0.29)	(0.26)
Net asset value, end of year	$9.49	$9.55	$9.76	$9.53	$9.75
Total Return(c):	2.00%	2.50%	6.39%	0.69%	3.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,633,850	$1,214,725	$737,632	$327,029	$75,355
Average net assets (000)	$1,435,782	$960,154	$552,598	$212,606	$37,657
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.39%	0.40%	0.50%	0.51%	0.60%
Expenses before waivers and/or expense reimbursement	0.46%	0.48%	0.56%	0.63%	0.81%
Net investment income (loss)	2.02%	2.59%	3.14%	2.70%	2.26%
Portfolio turnover rate(f)	49%	40%	67%	70%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund    105

Financial Highlights  (continued)

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.52	$9.73	$9.50	$9.72	$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.26	0.31	0.26	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (b)	(0.02)	0.30	(0.19)	0.06
Total from investment operations	0.20	0.24	0.61	0.07	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.31)	(0.38)	(0.29)	(0.26)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.12)	-	-	-
Total dividends and distributions	(0.26)	(0.45)	(0.38)	(0.29)	(0.26)
Net asset value, end of year	$9.46	$9.52	$9.73	$9.50	$9.72
Total Return(c):	2.07%	2.57%	6.52%	0.78%	3.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,306,914	$838,198	$747,059	$553,199	$266,398
Average net assets (000)	$1,054,215	$786,082	$682,527	$386,281	$175,232
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.32%	0.33%	0.39%	0.42%	0.60%
Expenses before waivers and/or expense reimbursement	0.35%	0.38%	0.45%	0.51%	0.70%
Net investment income (loss)	2.07%	2.71%	3.26%	2.74%	2.34%
Portfolio turnover rate(f)	49%	40%	67%	70%	84%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

106

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of three separate funds: PGIM ESG Total Return Bond Fund, PGIM Short Duration Multi-Sector Bond Fund and PGIM Total Return Bond Fund. These financial statements relate only to the PGIM Short Duration Multi-Sector Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Short Duration Multi-Sector Bond Fund    107

Notes to Financial Statements  (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally

108

classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

PGIM Short Duration Multi-Sector Bond Fund    109

Notes to Financial Statements  (continued)

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and

110

Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

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Notes to Financial Statements  (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

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payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

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Notes to Financial Statements  (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

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Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements

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Notes to Financial Statements  (continued)

are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded

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as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

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Notes to Financial Statements  (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.32% of the Fund’s average daily net assets up to $5 billion and 0.31% of the average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.32% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.39% of average daily net assets for Class Z shares and 0.32% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

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fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $597,505 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $95,464 and $5,312 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in

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Notes to Financial Statements  (continued)

the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $1,543,458,444 and $951,101,305, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments-Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund (1)(wc)
$60,586,875	$2,585,733	$—	$(73,513)	$—	$63,099,095	6,858,597	$529,287

PGIM Core Ultra Short Bond Fund (1)(wc)
28,846,431	1,124,066,067	1,036,288,166	—	—	116,624,332	116,624,332	106,384

PGIM Institutional Money Market Fund (1)(b)(wc)
63,003,381	195,164,461	227,900,372	(12,765)	3,517	30,258,222	30,276,387	17,489	(2)

$152,436,687	$1,321,816,261	$1,264,188,538	$(86,278)	$3,517	$209,981,649		$653,160

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

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(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $71,608,379 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $77,144,235 of ordinary income, $6,104,496 of long-term capital gains and $3,387,266 of tax return of capital.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $14,169,179 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$3,273,262,692	$60,125,201	$(79,790,469)	$(19,665,268)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, bond premium amortization, swaps, futures and forward contracts and other cost basis differences between GAAP and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $46,253,000 which can be carried forward for an unlimited period. The Fund utilized approximately $14,191,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

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Notes to Financial Statements  (continued)

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 52,000,000,000 shares of common stock, $0.001 par value per share, 3,325,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class A	250,000,000
Class C	50,000,000
Class Z	1,500,000,000
Class T	25,000,000
Class R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	5	82.7%

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	17,105,023	$163,843,726
Shares issued in reinvestment of dividends and distributions	609,731	5,830,048
Shares purchased	(10,999,226)	(105,083,975)

Net increase (decrease) in shares outstanding before conversion	6,715,528	64,589,799
Shares issued upon conversion from other share class(es)	529,829	5,080,063
Shares purchased upon conversion into other share class(es)	(678,240)	(6,498,243)

Net increase (decrease) in shares outstanding	6,567,117	$63,171,619

Year ended October 31, 2020:
Shares sold	14,841,881	$142,092,708
Shares issued in reinvestment of dividends and distributions	738,006	7,023,030
Shares purchased	(6,665,725)	(62,996,672)

Net increase (decrease) in shares outstanding before conversion	8,914,162	86,119,066
Shares issued upon conversion from other share class(es)	302,902	2,900,148
Shares purchased upon conversion into other share class(es)	(315,484)	(3,006,608)

Net increase (decrease) in shares outstanding	8,901,580	$86,012,606

Class C
Year ended October 31, 2021:
Shares sold	938,477	$8,999,294
Shares issued in reinvestment of dividends and distributions	56,072	536,746
Shares purchased	(715,969)	(6,846,686)

Net increase (decrease) in shares outstanding before conversion	278,580	2,689,354
Shares purchased upon conversion into other share class(es)	(188,529)	(1,806,621)

Net increase (decrease) in shares outstanding	90,051	$882,733

Year ended October 31, 2020:
Shares sold	1,529,847	$14,599,259
Shares issued in reinvestment of dividends and distributions	111,474	1,062,955
Shares purchased	(845,032)	(7,958,232)

Net increase (decrease) in shares outstanding before conversion	796,289	7,703,982
Shares purchased upon conversion into other share class(es)	(85,567)	(817,338)

Net increase (decrease) in shares outstanding	710,722	$6,886,644

Class Z
Year ended October 31, 2021:
Shares sold	105,858,382	$1,016,213,225
Shares issued in reinvestment of dividends and distributions	3,825,086	36,712,425
Shares purchased	(62,165,370)	(596,503,506)

Net increase (decrease) in shares outstanding before conversion	47,518,098	456,422,144
Shares issued upon conversion from other share class(es)	749,562	7,210,374
Shares purchased upon conversion into other share class(es)	(3,276,931)	(31,416,317)

Net increase (decrease) in shares outstanding	44,990,729	$432,216,201

Year ended October 31, 2020:
Shares sold	108,403,147	$1,032,306,113
Shares issued in reinvestment of dividends and distributions	4,294,900	41,008,037
Shares purchased	(61,210,634)	(575,850,544)

Net increase (decrease) in shares outstanding before conversion	51,487,413	497,463,606
Shares issued upon conversion from other share class(es)	454,965	4,356,755
Shares purchased upon conversion into other share class(es)	(288,701)	(2,773,492)

Net increase (decrease) in shares outstanding	51,653,677	$499,046,869

See Notes to Financial Statements.

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Notes to Financial Statements  (continued)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	64,627,849	$617,996,856
Shares issued in reinvestment of dividends and distributions	2,919,016	27,922,797
Shares purchased	(20,298,004)	(194,264,550)

Net increase (decrease) in shares outstanding before conversion	47,248,861	451,655,103
Shares issued upon conversion from other share class(es)	2,972,658	28,392,844
Shares purchased upon conversion into other share class(es)	(100,241)	(962,100)

Net increase (decrease) in shares outstanding	50,121,278	$479,085,847

Year ended October 31, 2020:
Shares sold	35,874,749	$341,591,251
Shares issued in reinvestment of dividends and distributions	3,863,833	36,810,989
Shares purchased	(28,378,148)	(267,793,108)

Net increase (decrease) in shares outstanding before conversion	11,360,434	110,609,132
Shares issued upon conversion from other share class(es)	69,705	665,183
Shares purchased upon conversion into other share class(es)	(138,345)	(1,324,648)

Net increase (decrease) in shares outstanding	11,291,794	$109,949,667

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The Fund did not utilize the SCA during the year ended October 31, 2021.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bank Loan Investments Risk: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely

PGIM Short Duration Multi-Sector Bond Fund    125

Notes to Financial Statements  (continued)

principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

126

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Short Duration Multi-Sector Bond Fund    127

Notes to Financial Statements  (continued)

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be

128

made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or

PGIM Short Duration Multi-Sector Bond Fund    129

Notes to Financial Statements  (continued)

disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

130

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Short Duration Multi-Sector Bond Fund    131

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM Short Duration Multi-Sector Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration Multi-Sector Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

132

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 53.22% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2021.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 7.64% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Short Duration Multi-Sector Bond Fund	133

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

1	PGIM Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•	The Board also noted that the Fund outperformed its benchmark index for all periods and its peer group for the one- and five-year periods (ranking in the 22nd and 17th percentiles, respectively) ended March 31, 2021.

•	The Board noted that, effective December 13, 2019, PGIM Investments contractually reduced its management fee schedule. The current contractual fee rate schedule is as follows: 0.32% up to $5 billion; 0.31% over $5 billion.

•	The Board noted that, effective December 13, 2019, PGIM Fixed Income contractually reduced its subadvisory fee schedule. The current contractual fee rate schedule is as follows: 0.16% up to $5 billion; 0.15% over $5 billion.

•	The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class Z shares and 0.32% for Class R6 shares through February 28, 2022.

•	In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	SDMAX	SDMCX	SDMZX	SDMQX

CUSIP	74440B876	74440B868	74440B843	74440B850

MF219E

PGIM ESG TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM ESG Total Return Bond Fund informative and useful. The report covers performance for the period from the Fund’s inception on September 30, 2021 through October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG Total Return Bond Fund

December 15, 2021

PGIM ESG Total Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 10/31/21
Since Inception (%)

Class A

(without sales charges)	0.14 (09/30/2021)

Class C

(without sales charges)	0.07 (09/30/2021)

Class Z

(without sales charges)	0.16 (09/30/2021)

Class R6

(without sales charges)	0.17 (09/30/2021)

Bloomberg US Aggregate Bond Index

-0.03

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Aggregate Bond Index by portraying the initial account values at the commencement of operations for Class Z shares (September 30, 2021) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

PGIM ESG Total Return Bond Fund	5

Your Fund’s Performance (continued)

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/21
	Total Distributions Paid for 1 Month ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.01	1.40	-165.97
Class C	0.01	0.72	-92.93
Class Z	0.02	1.72	-118.21
Class R6	0.02	1.85	-2.31

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/21 (%)
AAA	44.7
AA	8.3
A	7.8
BBB	16.1
BB	12.6
B	4.8
CCC	0.8
Not Rated	0.3
Cash/Cash Equivalents	4.6
Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM ESG Total Return Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM ESG Total Return Bond Fund’s Class Z shares returned 0.16% since the Fund’s inception on September 30, 2021 through October 31, 2021 (the reporting period), outperforming the -0.03% return of the Bloomberg US Aggregate Bond Index (the Index) over the same period.

What were the market conditions?

●

In October 2021, the US yield curve flattened, as the market pulled forward its expectation of Federal Reserve (the Fed) rate hikes into 2022. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.) That same month, US 5-year Treasury yields rose by 22 basis points (bps), while US 30-year Treasury yields fell by 11 bps. (One basis point equals 0.01%.) In addition, the market went from pricing in one hike by the end of 2022 to pricing in two hikes on the expectation of a quicker Fed response to increased inflationary pressures. The five-year inflation break-even rate—a measure of US inflation expectations over the next five years—rose by 40 bps, in part due to increased energy prices and continued supply-chain disruptions.

●

In Europe, German 10-year bond yields rose to end the period at -0.10%, as rate hike expectations were brought forward amid concerns about prolonged inflation even as the European Central Bank continued to signal rate hikes in 2022 were unlikely. Similarly, United Kingdom 10-year bond yields rose over the period to end October 31, 2021 at 1.03% amid inflation concerns driven by demand and supply-chain bottlenecks.

●

The US investment grade corporate market underperformed in October, as corporates were pressured by elevated new issuance, slower gross domestic product growth, inflationary pressures, and the potential tapering by the Fed of its monthly bond purchases. Securitized credit spreads were unchanged to slightly wider in October amid robust new issuance. US high yield bond spreads tightened as fundamentals remained supportive. Meanwhile, emerging market hard currency markets were relatively unchanged in October as spreads widened slightly.

What worked?

●

During the reporting period, the Fund’s yield curve flattener positioning in US rates was the largest contributor to performance as the curve flattened over the period. (A yield curve flattener is an interest rate environment in which long-term rates are decreasing more quickly than short-term rates.)

●

Sector allocation also contributed to performance, with allocations to high yield, commercial mortgage-backed securities, collateralized loan obligations (CLOs), and municipal bonds contributing the most.

●	While overall security selection detracted, positioning in emerging markets contributed.

8	Visit our website at pgim.com/investments

●	Within credit, positions in foreign non-corporates, aerospace & defense, and upstream energy were the largest contributors to performance.

●

In individual security selection, the Fund benefited from positioning in Instituto Costarricense de Electricidad SA (foreign non-corporate), Bombardier Inc. (aerospace & defense), and Ford Motor Co. (automotive).

What didn’t work?

●	During the reporting period, the Fund’s long duration bias detracted from returns. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Within security selection, positioning in high yield and CMBS detracted from results.

●	Although overall sector allocation contributed to performance, underweights to mortgage-backed securities and investment grade corporates relative to the Index were modest detractors.

●	Within credit, positioning in consumer non-cyclicals, cable & satellite, and retailers & restaurants detracted from performance.

●

In individual security selection, overweights to Bellis Holdco Ltd. (food), Charter Communications Inc. (cable & satellite), and EG Group Ltd. (retail) relative to the Index detracted from performance.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures and swaps to help manage duration positioning and yield curve exposure, which contributed to performance.

Current outlook

●

As the Fed’s tapering approached, PGIM Fixed Income believed the Fed would likely draw a clear distinction between the removal of accommodation via reduction in asset purchases and tightening of policy through rate hikes in the federal funds rate target.

●

Looking beyond the next year or two, PGIM Fixed Income believes the secular fundamental drivers—such as aging demographics and high debt levels—that pushed rates lower for decades are likely to reassert themselves with even more downward force on rates in a post-COVID world of older populations and markedly higher debt levels. As a result, many central bankers may end up leaving administered rates near, or at, their effective lower bounds, and rate hike cycles will likely continue cresting at progressively lower levels. From that perspective, the third quarter 2021 increase in longer-term rates—which lifted them back up to levels that reflect a substantial and permanent rise in administered rates over the coming years—has probably already overshot fundamentals, in PGIM Fixed Income’s view.

●	As for spread sectors, PGIM Fixed Income continues to expect the ongoing economic expansion to support credit fundamentals and, in turn, to allow credit products to

PGIM ESG Total Return Bond Fund	9

Strategy and Performance Overview (continued)

continue outperforming. (Spread markets are non-government-related sectors of the fixed income market, such as investment grade corporate bonds, high yield bonds, or asset-backed securities.) Given the relatively narrow level of spreads, however, excess returns are likely to be more modest, deriving primarily from incremental yield and rolling down the spread curve, rather than from the kinds of wholesale spread compression seen since March 2020. (Roll-down return is a strategy for selling a bond as it approaches its maturity date. In general, as a bond’s maturity date grows closer, its interest rate moves closer to zero. Since there is an inverse relationship between bond yields and prices, bond prices increase as their interest rates decrease.)

●

PGIM Fixed Income maintains its positive view of the spread sectors over the medium to long term, and the Fund holds allocations to an array of credit sectors, including both investment grade and high yield corporates, high-quality structured products, and emerging markets. While valuations are now a bit full, with spreads in many sectors tighter than historical norms, PGIM Fixed Income generally expects ongoing spread sector outperformance. However, this outlook is not without caveats. First, the relatively narrow level of spreads diminishes the pace and magnitude of further outperformance. Additionally, narrower spreads leave little room for error, and the uncertain course of the long-term economic recovery warrants a discerning approach to credit selection.

●

Within structured products, PGIM Fixed Income is biased to own the top of the capital structure, as near-zero policy rates and ongoing Fed purchases support a spread tightening environment. In investment grade corporates, PGIM Fixed Income is looking to take advantage of spread compression in select higher-yielding BBB-rated bonds, solid credits in stressed industries, and cyclicals. PGIM Fixed Income remains constructive on high yield over the medium term as improving fundamentals and a decline in defaults is expected to drive spread compression going forward, and it believes the prospects for emerging market debt performance are encouraging given the supportive backdrop, attractive valuations, and global search for yield.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM ESG Total Return Bond Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG Total Return Bond Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,001.40	0.76%	$0.67
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class C	Actual**	$1,000.00	$1,000.70	1.51%	$1.32
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class Z	Actual**	$1,000.00	$1,001.60	0.49%	$0.43
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
Class R6	Actual**	$1,000.00	$1,001.70	0.39%	$0.34
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using 32-day period ended October 31, 2021 due to the Fund’s inception date of September 30, 2021.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 94.8%

ASSET-BACKED SECURITIES 16.8%

Collateralized Loan Obligations 16.4%
Anchorage Capital Europe CLO (Ireland), Series 1A, Class A2R, 144A	1.000%	01/15/31	EUR	500	$578,000
Ballyrock CLO Ltd. (Cayman Islands), Series 2020-02A, Class A1R, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 1.010%)	1.142(c)	10/20/31		250	250,049
Battalion CLO Ltd., Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.194(c)	05/17/31		500	499,861
Benefit Street Partners CLO Ltd. (Cayman Islands), Series 2017-12A, Class A1R, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.950%)	1.074(c)	10/15/30		250	250,048
Broad River Bsl Funding CLO Ltd. (Cayman Islands), Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.170% (Cap N/A, Floor 1.170%)	1.302(c)	07/20/34		535	534,996
Carlyle US CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1AR, 144A	0.000(cc)	04/20/31		250	249,995
KKR CLO Ltd. (Cayman Islands), Series 18, Class AR, 144A, 3 Month LIBOR + 0.940% (Cap N/A, Floor 0.940%)	1.062(c)	07/18/30		500	500,023
Medalist Partners Corporate Finance CLO Ltd.
(Cayman Islands),
Series 2021-01A, Class A1A, 144A, 3 Month
LIBOR + 1.230% (Cap N/A, Floor 1.230%)	1.441(c)	10/20/34		250	249,938
Series 2021-01A, Class A2, 144A, 3 Month LIBOR
+ 1.850% (Cap N/A, Floor 1.850%)^	2.061(c)	10/20/34		250	250,000
MidOcean Credit CLO (Cayman Islands),
Series 2019-10A, Class A1R, 144A, 3 Month
LIBOR + 1.230% (Cap N/A, Floor 1.230%)	1.354(c)	10/23/34		250	250,049
Series 2019-10A, Class BR, 144A, 3 Month LIBOR
+ 1.900% (Cap N/A, Floor 1.900%)	2.024(c)	10/23/34		250	250,048
Mountain View CLO Ltd. (Cayman Islands), Series 2019-01A, Class BR, 144A	0.000(cc)	10/15/34		250	250,048
					4,113,055

Consumer Loans 0.4%
Lendmark Funding Trust, Series 2021-02A, Class C, 144A	3.090	04/20/32		100	100,092

TOTAL ASSET-BACKED SECURITIES
(cost $4,212,432)					4,213,147

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	13

Schedule of Investments   (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 13.5%
AOA Mortgage Trust,
Series 2021-1177, Class XCP, 144A	0.070%(cc)	10/15/38	113,600	$75,499
BANK,
Series 2020-BN25, Class A4	2.399	01/15/63	600	609,090
BX Commercial Mortgage Trust,
Series 2018-BIOA, Class E, 144A, 1 Month LIBOR
+ 1.951% (Cap N/A, Floor 1.978%)	2.041(c)	03/15/37	120	119,772
Series 2019-XL, Class G, 144A, 1 Month LIBOR +
2.300% (Cap N/A, Floor 2.300%)	2.390(c)	10/15/36	85	84,787
Commercial Mortgage Trust,
Series 2014-UBS05, Class A4	3.838	09/10/47	400	426,074
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month
LIBOR + 2.150% (Cap N/A, Floor 2.150%)	2.240(c)	05/15/36	100	100,062
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795(cc)	12/15/49	500	543,995
CSAIL Commercial Mortgage Trust,
Series 2020-C19, Class A2	2.320	03/15/53	600	604,207
GS Mortgage Securities Trust,
Series 2017-GS06, Class A2	3.164	05/10/50	300	316,612
Morgan Stanley Capital I Trust,
Series 2021-L07, Class A4	2.322	10/15/54	500	504,033

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $3,405,334)				3,384,131

CORPORATE BONDS 41.4%

Aerospace & Defense 0.8%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	200	207,994

Airlines 0.3%
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	55	63,454

Auto Manufacturers 1.1%
Ford Motor Co.,
Sr. Unsec’d. Notes	5.291	12/08/46	165	189,489
General Motors Co.,
Sr. Unsec’d. Notes	6.250	10/02/43	60	81,851

				271,340

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.5%
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.000%	10/01/29(a)		125	$119,432

Banks 8.9%
Bank of America Corp.,
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)		125	127,077
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30		310	328,237
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.323(ff)	01/13/27		200	195,455
Citigroup, Inc.,
Sr. Unsec’d. Notes	2.666(ff)	01/29/31		200	203,167
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	4.223(ff)	05/01/29		300	336,039
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)		125	127,695
Sr. Unsec’d. Notes	2.739(ff)	10/15/30		320	328,608
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.699(ff)	01/22/31		380	388,504
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26		200	195,977

					2,230,759

Beverages 0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium),
Gtd. Notes	4.900	02/01/46		50	63,771

Building Materials 1.0%
Owens Corning,
Sr. Unsec’d. Notes	3.950	08/15/29		220	245,366

Commercial Services 2.6%
Allied Universal Holdco LLC/Allied Universal Finance
Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		200	198,467
ERAC USA Finance LLC,
Gtd. Notes, 144A	4.200	11/01/46		75	90,284
Massachusetts Institute of Technology,
Unsec’d. Notes	3.885	07/01/2116		100	126,540

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	15

Schedule of Investments   (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Nexi SpA (Italy),
Sr. Unsec’d. Notes	2.125%	04/30/29	EUR		100	$114,309
Trustees of Boston University,
Sec’d. Notes, Series CC	4.061	10/01/48			100	123,434

						653,034

Diversified Financial Services 0.6%
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28			60	61,465
OneMain Finance Corp.,
Gtd. Notes	5.375	11/15/29			80	85,552

						147,017

Electric 3.2%
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.200	04/15/25			115	121,768
Calpine Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/31			205	200,846
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.750	10/07/31			200	201,464
Kallpa Generacion SA (Peru),
Sr. Unsec’d. Notes, 144A	4.875	05/24/26			200	214,203
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28			60	63,629

						801,910

Energy-Alternate Sources 1.6%
Azure Power Solar Energy Private Ltd. (India),
Sr. Sec’d. Notes, EMTN	5.650	12/24/24			200	210,019
Greenko Dutch BV (India),
Gtd. Notes	3.850	03/29/26			197	198,779

						408,798

Engineering & Construction 0.8%
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A	3.875	04/30/28			200	207,113

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 1.2%
Bellis Finco PLC (United Kingdom),
Gtd. Notes	4.000%	02/16/27	GBP		100	$129,039
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes	7.500	07/08/26	GBP		100	160,323

						289,362

Forest Products & Paper 0.9%
Suzano Austria GmbH (Brazil),
Gtd. Notes	6.000	01/15/29			200	229,875

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27			55	61,545

Healthcare-Products 0.5%
Avantor Funding, Inc.,
Gtd. Notes	3.875	07/15/28	EUR		100	119,820

Healthcare-Services 1.9%
Dartmouth-Hitchcock Health,
Sec’d. Notes, Series B	4.178	08/01/48			100	119,832
HCA, Inc.,
Sr. Sec’d. Notes	5.000	03/15/24			145	157,765
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50			100	109,041
Texas Health Resources,
Sr. Unsec’d. Notes	2.328	11/15/50			100	91,068

						477,706

Home Builders 1.7%
Beazer Homes USA, Inc.,
Gtd. Notes	7.250	10/15/29			110	120,193
M/I Homes, Inc.,
Gtd. Notes, 144A	3.950	02/15/30			85	83,959
Taylor Morrison Communities, Inc.,
Sr. Unsec’d. Notes, 144A	5.125	08/01/30			205	218,301

						422,453

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Housewares 0.3%
Scotts Miracle-Gro Co. (The), Gtd. Notes, 144A	4.375%	02/01/32		85	$85,484

Iron/Steel 0.4%
Steel Dynamics, Inc., Sr. Unsec’d. Notes	3.250	01/15/31		90	95,588

Media 2.5%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	01/15/34		50	48,529
Sr. Unsec’d. Notes, 144A	4.500	06/01/33		215	214,509
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52		60	60,629
Discovery Communications LLC, Gtd. Notes	5.300	05/15/49		45	57,208
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		55	61,219
ViacomCBS, Inc., Sr. Unsec’d. Notes	5.850	09/01/43		50	68,209
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	3.750	07/15/30	EUR	100	114,733

					625,036

Oil & Gas 2.1%
Aker BP ASA (Norway), Sr. Unsec’d. Notes, 144A	3.750	01/15/30		230	245,665
Chesapeake Energy Corp., Gtd. Notes, 144A	5.875	02/01/29		80	85,184
Lundin Energy Finance BV (Netherlands), Gtd. Notes, 144A	3.100	07/15/31		200	201,385

					532,234

Packaging & Containers 0.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	118,855
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A	6.625	05/13/27		60	64,075

					182,930

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Pharmaceuticals 1.0%
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.250%	02/15/31		215	$193,575
Viatris, Inc., Gtd. Notes	3.850	06/22/40		60	64,259

					257,834

Pipelines 0.6%
ONEOK, Inc., Gtd. Notes	4.450	09/01/49		140	157,990

Real Estate 0.9%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.875	03/20/27		200	219,830

Real Estate Investment Trusts (REITs) 1.6%
Diversified Healthcare Trust, Gtd. Notes	4.375	03/01/31		140	136,073
Welltower, Inc., Sr. Unsec’d. Notes	3.100	01/15/30		125	131,568
Weyerhaeuser Co., Sr. Unsec’d. Notes	4.000	04/15/30		110	123,408

					391,049

Retail 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes, 144A	5.000	06/01/31		60	61,500

Semiconductors 0.4%
Broadcom, Inc., Gtd. Notes, 144A	3.500	02/15/41		110	109,724

Software 0.4%
Autodesk, Inc., Sr. Unsec’d. Notes	2.400	12/15/31		90	88,492

Telecommunications 2.2%
TalkTalk Telecom Group PLC (United Kingdom), Gtd. Notes	3.875	02/20/25	GBP	100	133,149

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	19

Schedule of Investments   (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
T-Mobile USA, Inc.,
Sr. Sec’d. Notes	4.375%	04/15/40	155	$176,805
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	2.850	09/03/41	250	244,215

				554,169

TOTAL CORPORATE BONDS
(cost $10,420,915)				10,382,609

MUNICIPAL BONDS 1.5%

Indiana 0.3%
Indiana Finance Authority,
Taxable, Revenue Bonds	3.051	01/01/51	80	83,138

Missouri 0.5%
Health & Educational Facilities Authority of the
State of Missouri, Taxable, Revenue Bonds, Series A	3.229	05/15/50	100	112,059

Virginia 0.7%
University of Virginia,
Taxable, Revenue Bonds, Series A	3.227	09/01/2119	165	176,246

TOTAL MUNICIPAL BONDS
(cost $355,327)				371,443

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.5%
FHLMC Structured Agency Credit Risk REMIC Trust, Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	2.149(c)	09/25/41	250	250,000
Oaktown Re II Ltd. (Bermuda), Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.639(c)	07/25/28	387	387,300
Radnor Re Ltd. (Bermuda), Series 2021-01, Class M1A, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 1.650%)	1.699(c)	12/27/33	250	250,299

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $889,070)				887,599

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 18.1%
U.S. Treasury Bonds(k)	1.750%	08/15/41	1,945	$1,872,670
U.S. Treasury Bonds	2.375	05/15/51	645	709,198
U.S. Treasury Notes	0.750	04/30/26	245	240,827
U.S. Treasury Notes	0.750	08/31/26	1,065	1,043,617
U.S. Treasury Notes(k)	1.125	08/31/28	390	381,530
U.S. Treasury Notes	1.250	08/15/31	220	213,778
U.S. Treasury Strips Coupon	2.220(s)	05/15/43	105	66,433

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,503,849)				4,528,053

TOTAL LONG-TERM INVESTMENTS (cost $23,786,927)				23,766,982

			Shares

SHORT-TERM INVESTMENTS 7.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)			1,693,286	1,693,286
PGIM Institutional Money Market Fund (cost $120,788; includes $120,786 of cash collateral for securities on loan)(b)(wa)			120,860	120,788

TOTAL SHORT-TERM INVESTMENTS (cost $1,814,074)				1,814,074

TOTAL INVESTMENTS 102.0% (cost $25,601,001)				25,581,056
Liabilities in excess of other assets(z) (2.0)%				(496,223)

NET ASSETS 100.0%				$25,084,833

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	21

Schedule of Investments   (continued)

as of October 31, 2021

OTC—Over-the-counter

PIK—Payment-in-Kind

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $250,000 and 0.9% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $118,835; cash collateral of $120,786 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2021.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2021:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
41	5 Year U.S. Treasury Notes	Dec. 2021	$4,991,750	$(43,160)
1	20 Year U.S. Treasury Bonds	Dec. 2021	160,844	1,624
4	30 Year U.S. Ultra Treasury Bonds	Dec. 2021	785,625	21,619

				(19,917)

Short Positions:
38	2 Year U.S. Treasury Notes	Dec. 2021	8,331,500	31,596
4	5 Year Euro-Bobl	Dec. 2021	618,506	3,649
1	10 Year Euro-Bund	Dec. 2021	194,347	2,473
3	10 Year U.S. Treasury Notes	Dec. 2021	392,109	3,121
1	10 Year U.S. Ultra Treasury Notes	Dec. 2021	145,031	(778)
1	Euro Schatz Index	Dec. 2021	129,426	317

				40,378

				$20,461

See Notes to Financial Statements.

22

Forward foreign currency exchange contracts outstanding at October 31, 2021:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/21	The Toronto-Dominion Bank	GBP 422	$580,678	$577,587	$—	$(3,091)
Expiring 12/02/21	The Toronto-Dominion Bank	GBP 101	139,253	138,549	—	(704)
Euro,
Expiring 11/02/21	The Toronto-Dominion Bank	EUR 914	1,061,076	1,056,292	—	(4,784)

			$1,781,007	$1,772,428	—	(8,579)

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 11/02/21	The Toronto-Dominion Bank	GBP 422	$571,419	$577,587	$—	$(6,168)
Expiring 12/02/21	The Toronto-Dominion Bank	GBP 422	580,665	577,614	3,051	—
Euro,
Expiring 11/02/21	Morgan Stanley & Co. International PLC	EUR 500	582,254	577,938	4,316	—
Expiring 11/02/21	The Toronto-Dominion Bank	EUR 414	480,107	478,354	1,753	—
Expiring 12/02/21	The Toronto-Dominion Bank	EUR 914	1,061,681	1,056,944	4,737	—

			$3,276,126	$3,268,437	13,857	(6,168)

					$13,857	$(14,747)

Interest rate swap agreements outstanding at October 31, 2021:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2021	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
GBP 310	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	$(4,295)	$(669)	$3,626
247	08/15/28	1.220%(A)	1 DAY SOFR(1)(A)	—	(740)	(740)

				$(4,295)	$(1,409)	$2,886

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	23

Schedule of Investments  (continued)

as of October 31, 2021

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$116,500
J.P. Morgan Securities LLC	—	195,656

Total	$—	$312,156

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$3,863,055	$250,000
Consumer Loans	—	100,092	—
Commercial Mortgage-Backed Securities	—	3,384,131	—
Corporate Bonds	—	10,382,609	—
Municipal Bonds	—	371,443	—
Residential Mortgage-Backed Securities	—	887,599	—
U.S. Treasury Obligations	—	4,528,053	—
Short-Term Investments
Affiliated Mutual Funds	1,814,074	—	—

Total	$1,814,074	$23,516,982	$250,000

Other Financial Instruments*
Assets
Futures Contracts	$64,399	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	13,857	—
Centrally Cleared Interest Rate Swap Agreement	—	3,626	—

Total	$64,399	$17,483	$—

Liabilities
Futures Contracts	$(43,938)	$—	$—

See Notes to Financial Statements.

24

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
OTC Forward Foreign Currency Exchange Contracts	$—	$(14,747)	$—
Centrally Cleared Interest Rate Swap Agreement	—	(740)	—

Total	$(43,938)	$(15,487)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

U.S. Treasury Obligations	18.1%	Real Estate	0.9%
Collateralized Loan Obligations	16.4	Aerospace & Defense	0.8
Commercial Mortgage-Backed Securities	13.5	Engineering & Construction	0.8
Banks	8.9	Packaging & Containers	0.7
Affiliated Mutual Funds (0.5% represents		Pipelines	0.6
investments purchased with collateral from		Diversified Financial Services	0.6
securities on loan)	7.2	Healthcare-Products	0.5
Residential Mortgage-Backed Securities	3.5	Auto Parts & Equipment	0.5
Electric	3.2	Semiconductors	0.4
Commercial Services	2.6	Consumer Loans	0.4
Media	2.5	Iron/Steel	0.4
Telecommunications	2.2	Software	0.4
Oil & Gas	2.1	Housewares	0.3
Healthcare-Services	1.9	Beverages	0.3
Home Builders	1.7	Airlines	0.3
Energy-Alternate Sources	1.6	Gas	0.2
Real Estate Investment Trusts (REITs)	1.6	Retail	0.2

Municipal Bonds	1.5		102.0
Foods	1.2	Liabilities in excess of other assets	(2.0)

Auto Manufacturers	1.1
Pharmaceuticals	1.0		100.0%

Building Materials	1.0
Forest Products & Paper	0.9

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	25

Schedule of Investments   (continued)

as of October 31, 2021

Fair values of derivative instruments as of October 31, 2021 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$13,857		Unrealized depreciation on OTC forward foreign currency exchange contracts	$14,747
Interest rate contracts	Due from/to broker-variation margin futures	64,399	*	Due from/to broker-variation margin futures	43,938	*
Interest rate contracts	Due from/to broker-variation margin swaps	3,626	*	Due from/to broker-variation margin swaps	740	*

		$81,882			$59,425

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2021 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Swaps
Interest rate contracts		$22,227	$1,340

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps
Foreign exchange contracts	$—	$(890)	$—
Interest rate contracts	20,461	—	2,886

Total	$20,461	$(890)	$2,886

The derivative instruments outstanding as of period-end serve as indicators of the volume of derivative activities for the Fund.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar

See Notes to Financial Statements.

26

agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$118,835	$(118,835)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Morgan Stanley & Co. International PLC	$4,316	$—	$4,316	$—	$4,316
The Toronto-Dominion Bank	9,541	(14,747)	(5,206)	—	(5,206)

	$13,857	$(14,747)	$(890)	$—	$(890)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	27

Statement of Assets & Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $118,835:
Unaffiliated investments (cost $23,786,927)	$23,766,982
Affiliated investments (cost $1,814,074)	1,814,074
Cash	834
Foreign currency, at value (cost $906)	894
Receivable for investments sold	500,191
Dividends and interest receivable	137,763
Due from Manager	111,958
Unrealized appreciation on OTC forward foreign currency exchange contracts	13,857
Due from broker—variation margin futures	7,519
Due from broker—variation margin swaps	1,087
Prepaid expenses and other assets	84,607

Total Assets	26,439,766

Liabilities
Payable for investments purchased	1,075,983
Payable to broker for collateral for securities on loan	120,786
Audit fee payable	70,000
Accrued expenses and other liabilities	44,827
Offering fees payable	27,510
Unrealized depreciation on OTC forward foreign currency exchange contracts	14,747
Directors’ fees payable	1,000
Affiliated transfer agent fee payable	69
Distribution fee payable	11

Total Liabilities	1,354,933

Net Assets	$25,084,833

Net assets were comprised of:
Common stock, at par	$2,509
Paid-in capital in excess of par	25,080,358
Total distributable earnings (loss)	1,966

Net assets, October 31, 2021	$25,084,833

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($14,030 ÷ 1,403 shares of common stock issued and outstanding)	$10.00
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.34

Class C
Net asset value, offering price and redemption price per share, ($10,007 ÷ 1,001 shares of common stock issued and outstanding)	$10.00

Class Z
Net asset value, offering price and redemption price per share, ($10,016 ÷ 1,002 shares of common stock issued and outstanding)	$10.00

Class R6
Net asset value, offering price and redemption price per share, ($25,050,780 ÷ 2,505,248 shares of common stock issued and outstanding)	$10.00

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	29

Statement of Operations

For the Period September 30, 2021* through October 31, 2021

Net Investment Income (Loss)
Income
Interest income (net of $281 foreign withholding tax)	$44,725
Affiliated dividend income	359
Income from securities lending, net (including affiliated income of $1)	4

Total income	45,088

Expenses
Management fee	9,633
Distribution fee(a)	11
Audit fee	70,000
Legal fees and expenses	33,265
Registration fees(a)	5,468
Custodian and accounting fees	5,351
Shareholders’ reports	4,000
SEC registration fees	2,700
Offering fees	2,412
Directors’ fees	1,000
Transfer agent’s fees and expenses (including affiliated expense of $69)(a)	200
Miscellaneous	1,418

Total expenses	135,458
Less: Fee waiver and/or expense reimbursement(a)	(126,905)

Net expenses	8,553

Net investment income (loss)	36,535

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(14,280)
Futures transactions	22,227
Swap agreement transactions	1,340
Foreign currency transactions	(7,516)

1,771

Net change in unrealized appreciation (depreciation) on:
Investments	(19,945)
Futures	20,461
Forward currency contracts	(890)
Swap agreements	2,886
Foreign currencies	15

2,527

Net gain (loss) on investment and foreign currency transactions	4,298

Net Increase (Decrease) In Net Assets Resulting From Operations	$40,833

*	Commencement of operations.

See Notes to Financial Statements.

30

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2	9	—	—
Registration fees	1,771	1,771	1,736	190
Transfer agent’s fees and expenses	50	50	50	50
Fee waiver and/or expense reimbursement	(1,870)	(1,868)	(1,833)	(121,334)

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	31

Statement of Changes in Net Assets

September 30, 2021* through October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 36,535
Net realized gain (loss) on investment and foreign currency transactions	1,771
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,527

Net increase (decrease) in net assets resulting from operations	40,833

Dividends and Distributions
Distributions from distributable earnings
Class A	(15)
Class C	(7)
Class Z	(16)
Class R6	(42,483)

(42,521)

Fund share transactions
Net proceeds from shares sold	25,044,000
Net asset value of shares issued in reinvestment of dividends and distributions	42,521

Net increase (decrease) in net assets from Fund share transactions	25,086,521

Total increase (decrease)	25,084,833

Net Assets:
Beginning of period	—

End of period	$25,084,833

*	Commencement of operations.

See Notes to Financial Statements.

32

Financial Highlights

Class A Shares
	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	-(c	)
Total from investment operations	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.01)
Net asset value, end of period	$10.00
Total Return(d):	0.14%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14
Average net assets (000)	$11
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.76	%(f)
Expenses before waivers and/or expense reimbursement	197.84	%(f)
Net investment income (loss)	1.28	%(f)
Portfolio turnover rate(g)	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	33

Financial Highlights (continued)

Class C Shares
	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01
Total from investment operations	0.01
Less Dividends and Distributions:
Dividends from net investment income	(0.01)
Net asset value, end of period	$10.00
Total Return(d):	0.07%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.51	%(f)
Expenses before waivers and/or expense reimbursement	210.89	%(f)
Net investment income (loss)	0.55	%(f)
Portfolio turnover rate(g)	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class Z Shares
	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.01
Total from investment operations	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.02)
Net asset value, end of period	$10.00
Total Return(c):	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.49	%(e)
Expenses before waivers and/or expense reimbursement	205.91	%(e)
Net investment income (loss)	1.57	%(e)
Portfolio turnover rate(f)	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG Total Return Bond Fund	35

Financial Highlights (continued)

Class R6 Shares
	September 30, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	-(c	)
Total from investment operations	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.02)
Net asset value, end of period	$10.00
Total Return(d):	0.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,051
Average net assets (000)	$24,942
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.39	%(f)
Expenses before waivers and/or expense reimbursement	1.69	%(f)
Net investment income (loss)	1.67	%(f)
Portfolio turnover rate(g)	77%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios, Inc. 17 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of three separate funds: PGIM ESG Total Return Bond Fund, PGIM Short Duration Multi-Sector Bond Fund and PGIM Total Return Bond Fund. These financial statements relate only to the PGIM ESG Total Return Bond Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

PGIM ESG Total Return Bond Fund	37

Notes to Financial Statements (continued)

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an

38

approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

PGIM ESG Total Return Bond Fund	39

Notes to Financial Statements (continued)

fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

40

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

PGIM ESG Total Return Bond Fund	41

Notes to Financial Statements (continued)

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is

42

presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation

PGIM ESG Total Return Bond Fund	43

Notes to Financial Statements (continued)

in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

44

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The Manager pays for the services of the subadvisers.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.44% of the Fund’s average daily net assets up to $1 billion, 0.42% of such assets from $1 billion to $3 billion, 0.40% of such assets from $3 billion to $5 billion, 0.39% of such assets from $5 billion to $10 billion, 0.38% of such assets from $10 billion to $50 billion, 0.37% of such assets from $50 billion to $100 billion and 0.36% of such assets in excess of $100 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.44% for the period ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.76% of average daily net assets for Class A shares, 1.51% of average daily net assets for Class C shares, 0.49% of average daily net assets for Class Z shares and 0.39% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

PGIM ESG Total Return Bond Fund	45

Notes to Financial Statements (continued)

fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.
Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z Class R6 shares of the Fund.

For the period ended October 31, 2021, PIMS has not received any front-end sales charges resulting from sales of Class A shares. Additionally, for the period ended October 31, 2021, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money

46

Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended October 31, 2021, were $20,429,953 and $1,139,304, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the period ended October 31, 2021, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$—	$28,724,642	$27,031,356	$—	$—	$1,693,286	1,693,286	$359
PGIM Institutional Money Market Fund (1)(b)(wa)
—	122,633	1,845	—	—	120,788	120,860	1	(2)

$—	$28,847,275	$27,033,201	$—	$—	$1,814,074		$360

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to

PGIM ESG Total Return Bond Fund	47

Notes to Financial Statements (continued)

present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended October 31, 2021, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $3,654 primarily due to non-deductible offering costs. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2021, the tax character of dividends paid by the Fund were $40,558 of ordinary income and $1,963 of long-term capital gains.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $23,650 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$25,625,197	$118,934	$(140,618)	$(21,684)

The difference between GAAP and tax basis were primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, futures contracts and other GAAP to tax differences.

The Manager has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase.

48

Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 52,000,000,000 shares of common stock, $0.001 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class A	200,000,000
Class C	300,000,000
Class Z	400,000,000
Class R6	600,000,000

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,001	71.3%
Class C	1,001	100.0%
Class Z	1,002	100.0%
Class R6	2,505,248	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	99.8%	—	—%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount

Period ended October 31, 2021*:
Shares sold	1,402	$14,000
Shares issued in reinvestment of dividends and distributions	1	15

Net increase (decrease) in shares outstanding	1,403	$14,015

Class C

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	1	7

Net increase (decrease) in shares outstanding	1,001	$10,007

Class Z

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	2	16

Net increase (decrease) in shares outstanding	1,002	$10,016

PGIM ESG Total Return Bond Fund	49

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Period ended October 31, 2021*:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	4,248	42,483

Net increase (decrease) in shares outstanding	2,505,248	$25,052,483

*	Commencement of operations was September 30, 2021.

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

SCA
Term of Commitment	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2021.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

50

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in

PGIM ESG Total Return Bond Fund	51

Notes to Financial Statements (continued)

unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are a assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States.

52

Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

PGIM ESG Total Return Bond Fund	53

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected

54

discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM ESG Total Return Bond Fund	55

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.  Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria

56

are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM ESG Total Return Bond Fund	57

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 17 and Shareholders of PGIM ESG Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG Total Return Bond Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 17, referred to hereafter as the “Fund”) as of October 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 30, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period September 30, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

58

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable but not less than 97.34% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

PGIM ESG Total Return Bond Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG Total Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

PGIM ESG Total Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM ESG Total Return Bond Fund

Approval of Advisory Agreements  (unaudited)

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Prudential Investment Portfolios, Inc. 17 considered the proposed management agreement with PGIM Investments LLC (the Manager) and the proposed subadvisory agreement between the Manager and PGIM, Inc., on behalf of its business unit PGIM Fixed Income, and PGIM Limited (referred to herein as the Subadviser), which will subadvise the PGIM ESG Total Return Bond Fund (the Fund), prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met in meetings from June 7-10, 2021 (the Meeting) and approved the agreements for an initial two-year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the Meeting, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its considerations.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; and the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

A summary of certain factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

PGIM ESG Total Return Bond Fund

Approval of Advisory Agreements  (continued)

Nature, quality and extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the Meeting in connection with the renewal of the investment management agreements between the Manager and the other PGIM Investments Funds. The Board also noted that it received and considered information at other regular meetings throughout the year of the PGIM Investments Funds, regarding the nature, quality and extent of services provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also considered that the Manager pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information pertaining to the Manager. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other PGIM Investments Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the Meeting in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other PGIM Investments Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information pertaining to the Subadviser. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that the Subadviser is affiliated with the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other PGIM Investments Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements.

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Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board considered that the Fund’s strategy, with its ESG focus and methodology, is a new investment strategy for PGIM Investments and the Subadviser.

The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposal that the Fund will pay PGIM Investments a monthly fee at the annual rate of 0.44% of average daily net assets up to $1 billion; 0.42% of average daily net assets from $1 billion to $3 billion; 0.40% of average daily net assets from $3 billion to $5 billion; 0.39% of average daily net assets from $5 billion to $10 billion; 0.38% of average daily net assets from $10 billion to $50 billion; 0.37% of average daily net assets from $50 billion to $100 billion; and 0.36% of average daily net assets over $100 billion.

The Board considered that the subadvisory fees will be paid to the Subadviser by the Manager and not by the Fund. Under the proposed Subadvisory Agreement, the Manager will be responsible for paying the Subadviser a monthly fee at the annual rate of 0.20% of the Fund’s average daily net assets up to $8 billion; 0.16% on average daily net assets over $8 billion to $17.5 billion; and 0.145% on average daily net assets over $17.5 billion.

The Board considered the annualized investment management fee and net total expense information for a peer group of comparable funds prepared by Lipper. The Board noted that the Lipper Core Plus Bond Funds universe currently consists of a small peer group, although this is expected to evolve over time. The Board noted that Fund’s proposed contractual management fee ranks in the 2nd quartile of its Lipper peer group and that the Fund’s net total expense ratio, after waivers and reimbursements, ranks in the 3rd quartile of its Lipper peer group.

The Board noted that the Manager has contractually agreed, through February 28, 2023, to limit total annual fund operating expenses after fee waivers and/or reimbursements to 0.76% of average daily net assets for Class A shares, 1.51% of average daily net assets for Class C shares, 0.49% of average daily net assets for Class Z shares and 0.39% of average daily net assets for Class R6 shares (subject to certain exclusions).

The Board concluded that the proposed fees and total expenses were reasonable in light of the services to be provided.

PGIM ESG Total Return Bond Fund

Approval of Advisory Agreements  (continued)

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that the Subadviser was affiliated with the Manager and, as a result, the Board will not separately consider the Subadviser’s profitability since its profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the annual renewal of the management and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewals of the management and subadvisory agreements.

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fee payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser increased in size.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits that might be received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other PGIM Investments Funds managed by the Manager (e.g., included transfer agency fees to be received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund), which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser (e.g., its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation) were consistent with those generally derived by subadvisers to the PGIM Investments Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits that may be derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

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After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM ESG Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street
Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand
Trafalgar Square
London, WC2N 5HR
United Kingdom

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street
New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers LLP	300 Madison Avenue
PUBLIC ACCOUNTING FIRM		New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM ESG Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG TOTAL RETURN BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PAIWX	PAIYX	PAIZX	PAJBX
CUSIP	74440B785	74440B777	74440B769	74440B751

MF246E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $190,650 and $130,650 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2021